Explanatory Note
The Registrant is filing this amendment to its Form N-CSR for the period ended December 31, 2017, originally filed with the Securities and Exchange Commission on March 8, 2018 (Accession Number 0000277751-18-000031). The sole purpose of this filing is to replace the Independent Auditor's Report that was previously filed.

United States Securities and Exchange Commission
Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of Registered Management Investment Companies

Investment Company Act file number 811-07736

Janus Aspen Series
(Exact name of registrant as specified in charter)

151 Detroit Street, Denver, Colorado 80206
(Address of principal executive offices) (Zip code)

Kathryn L. Santoro, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)

Registrant's telephone number, including area code: 303-333-3863

Date of fiscal year end: 12/31

Date of reporting period: 12/31/17

Item 1 - Reports to Shareholders

ANNUAL REPORT December 31, 2017

Janus Henderson VIT Balanced Portfolio (formerly named Janus Aspen Balanced Portfolio)

Janus Aspen Series

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Balanced Portfolio

Janus Henderson VIT Balanced Portfolio (unaudited)

PORTFOLIO SNAPSHOT

We believe a dynamic approach to asset allocation that leverages our bottom-up, fundamental equity and fixed income research will allow us to outperform our peers over time. Our integrated equity and fixed income research team seeks an optimal balance of asset class opportunities across market cycles.

Jeremiah Buckley co-portfolio manager	Marc Pinto co-portfolio manager	Mayur Saigal co-portfolio manager	Darrell Watters co-portfolio manager

PERFORMANCE SUMMARY

Janus Henderson VIT Balanced Portfolio’s Institutional Shares and Service Shares returned 18.43% and 18.13%, respectively, for the 12-month period ended December 31, 2017, compared with 13.29% for the Balanced Index, an internally calculated benchmark that combines the total returns from the S&P 500® Index (55%) and the Bloomberg Barclays U.S. Aggregate Bond Index (45%). The S&P 500 Index returned 21.83% and the Bloomberg Barclays U.S. Aggregate Bond Index returned 3.54%.

INVESTMENT ENVIRONMENT

Stocks rallied over the course of the year fueled by a combination of strong corporate fundamentals and the expectation that the Trump administration would champion a pro-growth agenda. For their part, corporations delivered as both revenue and earnings results consistently exceeded consensus expectations. On the policy front, after early missteps and failure to pass health care reform, a tax deal was signed into law by the end of the period. Economic data reinforced the notion that conditions remained favorable for risk assets. Changes in non-farm payrolls averaged 172,000 for reports released during the period. After sliding from 1.8% to 1.3%, year-over-year core inflation rebounded to 1.5% by period end. The Federal Reserve (Fed) raised interest rates three times throughout the year and began normalizing its balance sheet late in the period. Investors were reassured that the central bank’s methodical cadence in unwinding accommodative monetary policy would continue under Jerome Powell, the nominee for the next Fed chairman. On a sector basis, within the S&P 500 Index, technology outpaced the broader market. Only energy and telecommunications failed to deliver positive returns.

Investment-grade corporate credit was the strongest-performing asset class in the Bloomberg Barclays U.S. Aggregate Bond Index, while asset-backed securities lagged. Spreads on investment-grade corporate credit reached post crisis tights amid investors’ risk-on mindset. High-yield spreads also tightened. The Treasury curve flattened over the year. Fed-driven volatility pushed shorter-dated yields higher, the 10-year note ended 2017 near where it began, and the yield on the 30-year bond fell amid investors’ reach for yield. The 10-year Treasury note yield closed December at 2.41%, compared with 2.44% one year ago.

PERFORMANCE DISCUSSION

The Portfolio, which seeks to provide more consistent returns over time by allocating across the spectrum of fixed income and equity securities, outperformed the Balanced Index, a blended benchmark of the S&P 500 Index (55%) and the Bloomberg Barclays U.S. Aggregate Bond Index (45%). The Portfolio underperformed its primary benchmark, the S&P 500 Index, and outperformed its secondary benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

Compared to the Balanced Index, the Portfolio remains overweight equities, with a 62% allocation to stocks, approximately 37% in fixed income and a small portion in cash. Our year-end allocation reflects our view that on a risk-adjusted basis, equities present more attractive opportunities relative to fixed income. The equity weighting may vary based on market conditions.

The Portfolio’s equity sleeve outperformed its benchmark, the S&P 500 Index. Growth equities performed well during the period, creating a tailwind for our growth tilt. At the sector level, stock selection in industrials and information technology aided relative returns. Our limited exposure to the poor-performing energy and telecommunications sectors also contributed to performance. Stock selection in the health care, consumer discretionary and financials sectors weighed on relative results.

Aerospace company Boeing was the top equity contributor to performance. Boeing benefited from

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continued strength in global air traffic and strong demand for its 737 and 787 planes, as well as from optimism around its newly integrated services business, which combined its defense and commercial servicing facilities. We like Boeing’s ability to generate free cash flow, which management often returns to shareholders. We also appreciate the multiple dividend increases throughout the period.

Microsoft also aided results. Our investment thesis in the technology company continues to play out as momentum in its cloud-based businesses, Azure and Office 365, led to strong earnings results. Microsoft continues to return cash to shareholders by way of dividends and share repurchases, and we believe tax reform will allow them to bring back much of their offshore cash balance. While the stock’s valuation is now toward the higher end of its historic range, we continue to like the company’s position as the second-largest provider of cloud-based IT services, and believe its strategic partnerships with clients provide a competitive advantage relative to peers.

Financial services firm Mastercard was another strong contributor. Our investment theme for Mastercard continues to play out, as the company has benefited from consumers and businesses switching from cash and check to plastic and electronic payments. The company continues to take market share, particularly outside of the U.S. where many markets have a lower penetration of electronic payments and are experiencing significantly faster growth in electronic purchase volume.

While pleased with the performance of our equity sleeve during the period, some holdings disappointed. Global pharmaceutical company Allergan was the largest equity detractor from performance. Patent disputes – which ultimately resulted in the invalidation of Allergan’s patent – concerning Restasis, the firm’s blockbuster medicine for dry eye, weighed on the stock. The arrival of a new competitor to the company’s popular wrinkle treatment Botox created further negative sentiment. Given our concerns around these issues, we are reviewing our position.

Mattel was another detractor. The toy manufacturer faced excess inventory issues which resulted from a slowdown in toy sales during the 2016 holiday season. The company also cut its dividend over the period, which was negatively received by investors. More bad news impacted the stock when Toys “R” Us, a major customer, filed for bankruptcy late in the period.

Kroger, an American grocery retailer, also detracted, primarily due to increased competition within the grocery store industry. Amazon’s acquisition of Whole Foods and the subsequent reduction of in-store prices created noise for all grocers over the period. German grocer Lidl also began expanding into the U.S. despite increased competition, we continue to have a favorable view of the company. The company should benefit from the passage of U.S. tax reform given its high effective tax rate. Kroger also continues to benefit from capital investments made to existing stores as well as its online “Clicklist” ordering platform that should allow it to remain on the leading edge of any potential online grocery transition.

The Portfolio’s fixed income sleeve outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. We spent the year emphasizing corporate issuers in traditionally defensive sectors, issuers with higher-quality business models, consistent free cash flow and management teams committed to sound balance sheets. We have been particularly concerned with the general complacency prevalent across markets, wary that any shift in sentiment would likely come with increased volatility. We are also mindful of how far spreads have tightened amid the extended innings of the credit cycle. While we are more constructive on both the economic outlook and corporate earnings growth in 2018, it is difficult to say how much optimism markets are already pricing in. Further, we anticipate spread tightening will be limited in the months ahead and carry (a measure of excess income) the primary driver of returns. As such, we continue to emphasize managing idiosyncratic risk and maintaining a diversified portfolio. While we anticipate the Fed’s path to both rate and balance sheet normalization to remain gradual, moderately higher yields are likely. In light of our cautious stance on rates, we lowered duration in the fixed income sleeve over the latter half of the period, ending December at 94% of the benchmark.

Our positioning in Treasury securities was the leading contributor to relative outperformance. We remain biased to the 30-year bond to help balance our corporate credit exposure. This positioning aided performance as long-term yields rallied. With yields rising across the front end of the Treasury curve, our significant underweight allocation to Treasuries further supported results.

Our corporate credit allocation was also accretive. As spreads tightened, our overweight allocation to investment-grade corporates contributed positively to relative outperformance. Our emphasis on owning securities in the lowest tier of investment-grade ratings

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Janus Henderson VIT Balanced Portfolio (unaudited)

was particularly beneficial, as “riskier” assets generally performed well during the period. For similar reasons, our out-of-index allocation to high yield was another leading contributor. Our focus on securities that can provide greater spread carry than the index supported results in both investment grade and high yield. However, our limited exposure to the duration of longer-dated corporate credit held back performance, while many benchmark constituents benefited from the decline in long-term rates.

At the credit sector level, banking and brokerage, asset managers and exchanges were among the largest relative contributors. Financials generally performed well throughout the period, benefiting from improved fundamentals, rising interest rates – which help pad net interest income – and the prospect of a more relaxed regulatory environment under the Trump administration. Security selection and our overweight allocations in both sectors aided relative results. At the individual issuer level, Neuberger Berman contributed positively to performance. The asset manager benefited from increased liquidity after the company issued a bond early in 2017. Although we continue to like the company’s conservative management team and its commitment to reducing leverage, our target valuation was realized and we trimmed our position.

Financial services company Raymond James was another leading corporate credit contributor. Raymond James received credit ratings upgrades by both Standard & Poor’s and Moody’s over the period, creating positive investor sentiment. Further, the company continues to demonstrate its ability to attract advisors and assets and to strengthen its business for the long term. We like the stability of the company’s business model and appreciate the management team’s conservative approach to the balance sheet.

Electric utilities led relative sector detractors; our limited exposure to longer-dated securities held back results. We shifted our positioning in independent energy and ended the period with a zero weight allocation, which was a factor in that sector detracting from relative performance. Energy-related issuers generally benefited from climbing oil prices in the latter half of the year.

Broadcom was the leading corporate credit detractor on a relative basis. Our overweight position weighed on results as the semiconductor company made an unexpected bid for Qualcomm late in the period. Spreads widened under the assumption that much of the acquisition would be financed with debt. We believe the diversification will ultimately be positive for Broadcom. We also appreciate management’s commitment to investment-grade ratings and the company’s track record of rapid deleveraging after prior acquisitions.

At the asset class level, our out-of-index allocation to bank loans failed to keep pace with corporate bonds and weighed on relative results. Also detracting was our exposure to U.S. mortgage-backed securities, which lagged the performance of index constituents. Negligible exposure to government-related debt also held back performance. Government-related securities include government agency debt as well as debt issued by state-owned firms, including many emerging market issuers. Emerging markets generally performed well amid investors’ risk-on appetite during the period.

OUTLOOK

We believe equities will continue to present more attractive risk-adjusted opportunities relative to fixed income as we start the new year. Barring a shock to the market, we expect the equity market to continue grinding higher. The predicted gradual pace of monetary normalization by Mr. Powell and the Fed should continue to foster a benign rate environment, which bodes well for stocks. Modest economic growth around the world adds to the favorable environment for equities, and a number of our holdings stand to benefit from tax reform. We remain focused on companies with strong growth prospects and those that are innovating through the use of technology to improve the efficiency and quality of product offerings.

We expect range-bound but moderately higher Treasury yields and a flatter curve, and within the fixed income sleeve, we intend to maintain duration modestly below that of the benchmark. However, we will continue in our tactical approach to yield curve positioning with a focus on capital preservation. While both the economic and corporate earnings outlooks remain constructive and supported by tax reform, we expect a lower return environment for corporate credit in 2018 compared with the previous two calendar years. Spread tightening will be moderate, in our view, and carry will be the primary driver of returns. Given rich valuations and the asymmetric risk profile of credit investing, security avoidance will be critical. As we balance our constructive fundamental outlook with the current valuation environment, we remain opportunistic, seeking to identify and capitalize on spread movements that create the potential for attractive returns. As always, our goal is to participate in spread tightening

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while keeping capital preservation and strong risk-adjusted returns at the forefront.

Thank you for your investment in Janus Henderson VIT Balanced Portfolio.

4	DECEMBER 31, 2017

Janus Henderson VIT Balanced Portfolio (unaudited)

Portfolio At A Glance

December 31, 2017

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Boeing Co	3.48%	Allergan PLC	-0.55%
	Microsoft Corp	2.09%	Mattel Inc	-0.32%
	Mastercard Inc	1.93%	Kroger Co	-0.22%
	Adobe Systems Inc	1.66%	Colony NorthStar Inc	-0.13%
	Alphabet Inc - Class C	1.17%	Outfront Media Inc	-0.03%

	5 Top Performers - Sectors*
		Portfolio	Portfolio Weighting	S&P 500 Index
		Contribution	(Average % of Equity)	Weighting
	Industrials	4.00%	13.80%	10.15%
	Energy	1.88%	1.08%	6.26%
	Information Technology	1.13%	23.10%	22.79%
	Telecom Services	0.61%	0.00%	2.21%
	Utilities	0.33%	0.00%	3.17%

	5 Bottom Performers - Sectors*
		Portfolio	Portfolio Weighting	S&P 500 Index
		Contribution	(Average % of Equity)	Weighting
	Health Care	-0.53%	11.95%	14.12%
	Consumer Discretionary	-0.44%	17.73%	12.16%
	Financials	-0.39%	12.16%	14.47%
	Other**	-0.24%	1.04%	0.00%
	Consumer Staples	0.06%	11.48%	8.85%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

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Portfolio At A Glance

December 31, 2017

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	3.5%
Mastercard Inc
Information Technology Services	2.7%
Boeing Co
Aerospace & Defense	2.6%
Alphabet Inc - Class C
Internet Software & Services	2.3%
Altria Group Inc
Tobacco	2.1%
13.2%

Asset Allocation - (% of Net Assets)
Common Stocks	62.0%
Corporate Bonds	16.0%
Mortgage-Backed Securities	9.1%
United States Treasury Notes/Bonds	8.0%
Investment Companies	3.0%
Asset-Backed/Commercial Mortgage-Backed Securities	2.9%
Bank Loans and Mezzanine Loans	1.1%
Other	(2.1)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2017	As of December 31, 2016

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Janus Henderson VIT Balanced Portfolio (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2017					per the May 1, 2017 prospectuses
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Institutional Shares	18.43%	10.20%	7.98%	9.94%	0.64%
Service Shares	18.13%	9.92%	7.71%	9.77%	0.89%
S&P 500 Index	21.83%	15.79%	8.50%	9.63%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	2.10%	4.01%	5.22%
Balanced Index	13.29%	9.57%	6.73%	7.89%
Morningstar Quartile - Institutional Shares	1st	1st	1st	1st
Morningstar Ranking - based on total returns for Allocation - 50% to 70% Equity Funds	26/842	79/771	13/626	9/222

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns shown do not represent actual returns since they do not include insurance charges. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Performance for Service Shares prior to December 31, 1999 reflects the performance of Institutional Shares, adjusted to reflect the expenses of Service Shares.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

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Performance

See Notes to Schedule of Investments and Other Information and Other Information for index definitions..

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Portfolio Report.”

*The Portfolio’s inception date – September 13, 1993

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Janus Henderson VIT Balanced Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/17)	Ending Account Value (12/31/17)	Expenses Paid During Period (7/1/17 - 12/31/17)†	Beginning Account Value (7/1/17)	Ending Account Value (12/31/17)	Expenses Paid During Period (7/1/17 - 12/31/17)†	Net Annualized Expense Ratio (7/1/17 - 12/31/17)
Institutional Shares	$1,000.00	$1,091.60	$3.32	$1,000.00	$1,022.03	$3.21	0.63%
Service Shares	$1,000.00	$1,090.30	$4.58	$1,000.00	$1,020.82	$4.43	0.87%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

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Schedule of Investments

December 31, 2017

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 2.9%
AmeriCredit Automobile Receivables 2016-1, 3.5900%, 2/8/22	$1,718,000	$1,745,603
AmeriCredit Automobile Receivables Trust 2015-2, 3.0000%, 6/8/21	1,180,000	1,191,727
AmeriCredit Automobile Receivables Trust 2016-2, 3.6500%, 5/9/22	1,165,000	1,185,070
Applebee's Funding LLC / IHOP Funding LLC, 4.2770%, 9/5/44 (144A)	6,035,873	5,872,146
BAMLL Commercial Mortgage Securities Trust 2013-WBRK,
3.5343%, 3/10/37 (144A)‡	2,000,000	2,032,314
BAMLL Commercial Mortgage Securities Trust 2014-FL1,
ICE LIBOR USD 1 Month + 4.0000%, 5.4770%, 12/15/31 (144A)	198,000	192,712
BAMLL Commercial Mortgage Securities Trust 2014-FL1,
ICE LIBOR USD 1 Month + 5.5000%, 6.9770%, 12/15/31 (144A)	824,955	784,408
BBCMS Trust 2015-SRCH, 4.1970%, 8/10/35 (144A)	2,486,000	2,680,694
BXP Trust 2017-GM, 3.3790%, 6/13/39 (144A)	1,105,000	1,128,134
Caesars Palace Las Vegas Trust 2017-VICI, 4.1384%, 10/15/34 (144A)	1,596,000	1,639,125
Caesars Palace Las Vegas Trust 2017-VICI, 4.3540%, 10/15/34 (144A)‡	2,263,000	2,197,245
Caesars Palace Las Vegas Trust 2017-VICI, 4.3540%, 10/15/34 (144A)‡	1,700,000	1,734,556
CGMS Commercial Mortgage Trust 2017-MDDR,
ICE LIBOR USD 1 Month + 1.7500%, 3.2270%, 7/15/30 (144A)	934,000	934,392
CGMS Commercial Mortgage Trust 2017-MDDR,
ICE LIBOR USD 1 Month + 2.5000%, 3.9770%, 7/15/30 (144A)	589,000	589,242
CKE Restaurant Holdings Inc, 4.4740%, 3/20/43 (144A)	3,013,221	3,019,111
Coinstar Funding LLC Series 2017-1, 5.2160%, 4/25/47 (144A)	790,030	820,282
DB Master Finance LLC, 3.6290%, 11/20/47 (144A)	901,000	906,875
DB Master Finance LLC, 4.0300%, 11/20/47 (144A)	1,063,000	1,085,961
Domino's Pizza Master Issuer LLC, 3.4840%, 10/25/45 (144A)	3,085,020	3,095,756
Domino's Pizza Master Issuer LLC, 3.0820%, 7/25/47 (144A)	450,870	445,919
Domino's Pizza Master Issuer LLC, 4.1180%, 7/25/47 (144A)	2,314,200	2,364,372
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 3.0000%, 4.5521%, 7/25/24	2,577,672	2,755,287
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 4.9000%, 6.4521%, 11/25/24	1,407,411	1,610,302
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 4.0000%, 5.5521%, 5/25/25	524,048	569,385
Freddie Mac Structured Agency Credit Risk Debt Notes,
ICE LIBOR USD 1 Month + 4.5000%, 6.0521%, 2/25/24	3,675,000	4,292,961
Freddie Mac Structured Agency Credit Risk Debt Notes,
ICE LIBOR USD 1 Month + 3.6000%, 5.1521%, 4/25/24	2,525,620	2,817,523
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20 (144A)§	1,042,523	979,433
GS Mortgage Securities Corp II, 3.5911%, 9/10/37 (144A)‡	1,433,000	1,459,325
GS Mortgage Securities Trust 2014-GSFL,
ICE LIBOR USD 1 Month + 5.9500%, 7.4270%, 7/15/31 (144A)	992,000	994,833
GSCCRE Commercial Mortgage Trust 2015-HULA,
ICE LIBOR USD 1 Month + 4.4000%, 5.8770%, 8/15/32 (144A)	1,558,000	1,562,890
Houston Galleria Mall Trust 2015-HGLR, 3.0866%, 3/5/37 (144A)	795,000	786,970
Jimmy Johns Funding LLC, 4.8460%, 7/30/47 (144A)	1,746,623	1,749,679
JP Morgan Chase Commercial Mortgage Securities Trust 2010-C2,
5.6616%, 11/15/43 (144A)‡	933,000	935,402
JP Morgan Chase Commercial Mortgage Securities Trust 2015-UES,
3.6210%, 9/5/32 (144A)‡	1,084,000	1,081,171
JP Morgan Chase Commercial Mortgage Securities Trust 2016-WIKI,
3.5537%, 10/5/31 (144A)	336,000	337,900
JP Morgan Chase Commercial Mortgage Securities Trust 2016-WIKI,
4.0090%, 10/5/31 (144A)‡	513,000	515,353
LB-UBS Commercial Mortgage Trust 2006-C1, 5.2760%, 2/15/41‡	2,850	2,851
LB-UBS Commercial Mortgage Trust 2008-C1, 6.3193%, 4/15/41‡	1,162,000	1,154,625
loanDepot Station Place Agency Securitization Trust 2017-1,
ICE LIBOR USD 1 Month + 0.8000%, 2.3521%, 11/25/50 (144A)§	3,088,000	3,088,000
loanDepot Station Place Agency Securitization Trust 2017-1,
ICE LIBOR USD 1 Month + 1.0000%, 2.5521%, 11/25/50 (144A)§	772,000	772,000
MAD Mortgage Trust 2017-330M, 3.2944%, 8/15/34 (144A)‡	839,000	843,973
MSSG Trust 2017-237P, 3.3970%, 9/13/39 (144A)	1,870,000	1,893,297

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

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Schedule of Investments

December 31, 2017

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – (continued)
MSSG Trust 2017-237P, 3.6900%, 9/13/39 (144A)	$327,000	$330,643
OSCAR US Funding Trust V, 2.7300%, 12/15/20 (144A)	570,000	568,944
OSCAR US Funding Trust V, 2.9900%, 12/15/23 (144A)	806,000	802,661
Santander Drive Auto Receivables Trust 2013-4, 4.6700%, 1/15/20 (144A)	2,189,000	2,193,671
Santander Drive Auto Receivables Trust 2013-A, 4.7100%, 1/15/21 (144A)	1,166,000	1,173,910
Santander Drive Auto Receivables Trust 2015-1, 3.2400%, 4/15/21	1,237,000	1,249,912
Santander Drive Auto Receivables Trust 2015-4, 3.5300%, 8/16/21	2,120,000	2,156,500
Shops at Crystals Trust 2016-CSTL, 3.1255%, 7/5/36 (144A)	1,424,000	1,398,979
Starwood Retail Property Trust 2014-STAR,
ICE LIBOR USD 1 Month + 2.5000%, 3.9770%, 11/15/27 (144A)	654,000	633,513
Starwood Retail Property Trust 2014-STAR,
ICE LIBOR USD 1 Month + 3.2500%, 4.7270%, 11/15/27 (144A)	1,997,000	1,889,638
Starwood Retail Property Trust 2014-STAR,
ICE LIBOR USD 1 Month + 4.1500%, 5.6270%, 11/15/27 (144A)	1,059,000	976,187
Station Place Securitization Trust 2017-3,
ICE LIBOR USD 1 Month + 1.0000%, 2.2942%, 7/24/18 (144A)§	3,142,000	3,142,521
Taco Bell Funding LLC, 3.8320%, 5/25/46 (144A)	2,263,350	2,294,064
Wachovia Bank Commercial Mortgage Trust Series 2007-C30, 5.4130%, 12/15/43‡	1,239,935	1,264,784
Wachovia Bank Commercial Mortgage Trust Series 2007-C31, 5.6600%, 4/15/47‡	1,635,799	1,660,810
Wachovia Bank Commercial Mortgage Trust Series 2007-C34, 6.0841%, 5/15/46‡	650,736	667,286
Wendys Funding LLC 2015-1, 3.3710%, 6/15/45 (144A)	3,705,703	3,715,634
Wendys Funding LLC 2018-1, 3.5730%, 3/15/48 (144A)	892,000	891,722
Wendys Funding LLC 2018-1, 3.8840%, 3/15/48 (144A)	1,267,000	1,267,891
Worldwide Plaza Trust 2017-WWP, 3.5263%, 11/10/36 (144A)	1,332,000	1,367,579
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $95,664,237)		95,495,653
Bank Loans and Mezzanine Loans – 1.1%
Banking – 0%
Vantiv LLC, ICE LIBOR USD + 2.0000%, 0%, 3/31/25	141,000	141,588
Basic Industry – 0.2%
Axalta Coating Systems US Holdings Inc,
ICE LIBOR USD + 2.0000%, 3.6934%, 6/1/24	5,228,300	5,244,874
Capital Goods – 0.1%
Reynolds Group Holdings Inc, ICE LIBOR USD + 2.7500%, 4.0998%, 2/5/23	3,827,008	3,842,890
Communications – 0.3%
Mission Broadcasting Inc, ICE LIBOR USD + 2.5000%, 3.8607%, 1/17/24	224,553	225,033
Nexstar Broadcasting Inc, ICE LIBOR USD + 2.5000%, 3.8607%, 1/17/24	1,778,282	1,782,088
Nielsen Finance LLC, ICE LIBOR USD + 2.0000%, 3.4319%, 10/4/23	2,204,483	2,212,749
Sinclair Television Group Inc, ICE LIBOR USD + 2.5000%, 0%, 12/12/24(a)	2,660,000	2,655,026
Zayo Group LLC, ICE LIBOR USD + 2.0000%, 3.5521%, 1/19/21	205,448	205,887
Zayo Group LLC, ICE LIBOR USD + 2.2500%, 3.8021%, 1/19/24	1,881,066	1,886,804
		8,967,587
Consumer Cyclical – 0.4%
Aramark Services Inc, ICE LIBOR USD + 2.0000%, 3.5690%, 3/28/24	2,148,180	2,159,587
Golden Nugget Inc/NV, ICE LIBOR USD + 3.2500%, 4.7699%, 10/4/23	2,441,049	2,457,843
Hilton Worldwide Finance LLC, ICE LIBOR USD + 2.0000%, 3.5521%, 10/25/23	5,398,590	5,423,531
KFC Holding Co, ICE LIBOR USD + 2.0000%, 3.4908%, 6/16/23	5,023,321	5,049,493
		15,090,454
Consumer Non-Cyclical – 0%
Post Holdings Inc, ICE LIBOR USD + 2.2500%, 3.8200%, 5/24/24	600,980	602,807
Quintiles IMS Inc, ICE LIBOR USD + 2.0000%, 3.6934%, 3/7/24	927,738	931,050
		1,533,857
Technology – 0.1%
CommScope Inc, ICE LIBOR USD + 2.5000%, 3.3833%, 12/29/22	2,501,567	2,513,025
Total Bank Loans and Mezzanine Loans (cost $37,344,508)		37,334,275
Corporate Bonds – 16.0%
Asset-Backed Securities – 0.1%
American Tower Trust #1, 1.5510%, 3/15/18 (144A)	2,658,000	2,654,395

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	11

Janus Henderson VIT Balanced Portfolio

Schedule of Investments

December 31, 2017

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Banking – 3.1%
Ally Financial Inc, 3.2500%, 11/5/18	$1,453,000	$1,456,632
Ally Financial Inc, 8.0000%, 12/31/18	844,000	884,090
Bank of America Corp, 2.5030%, 10/21/22†	6,364,000	6,295,430
Bank of America Corp, ICE LIBOR USD 3 Month + 1.0900%, 3.0930%, 10/1/25	1,560,000	1,556,063
Bank of America Corp, 4.1830%, 11/25/27	3,075,000	3,210,243
Bank of America Corp, ICE LIBOR USD 3 Month + 1.8140%, 4.2440%, 4/24/38	3,096,000	3,355,204
Bank of New York Mellon Corp, 2.4500%, 8/17/26	505,000	479,481
Bank of New York Mellon Corp, 3.2500%, 5/16/27	4,014,000	4,056,014
Capital One Financial Corp, 3.3000%, 10/30/24	4,550,000	4,532,488
Citigroup Inc, ICE LIBOR USD 3 Month + 1.4300%, 2.9106%, 9/1/23	3,119,000	3,210,458
Citigroup Inc, 3.2000%, 10/21/26	1,916,000	1,900,498
Citigroup Inc, ICE LIBOR USD 3 Month + 1.5630%, 3.8870%, 1/10/28	5,465,000	5,655,143
Citizens Bank NA/Providence RI, 2.6500%, 5/26/22	1,287,000	1,275,069
Citizens Financial Group Inc, 3.7500%, 7/1/24	785,000	784,327
Citizens Financial Group Inc, 4.3500%, 8/1/25	613,000	637,460
Citizens Financial Group Inc, 4.3000%, 12/3/25	3,426,000	3,592,595
Discover Financial Services, 3.9500%, 11/6/24	1,494,000	1,525,776
Discover Financial Services, 3.7500%, 3/4/25	766,000	770,885
First Republic Bank/CA, 4.6250%, 2/13/47	1,158,000	1,237,324
Goldman Sachs Capital I, 6.3450%, 2/15/34	3,843,000	4,833,830
Goldman Sachs Group Inc, ICE LIBOR USD 3 Month + 1.2010%, 3.2720%, 9/29/25	4,031,000	4,013,838
Goldman Sachs Group Inc, 3.7500%, 2/25/26	1,236,000	1,267,930
Goldman Sachs Group Inc, 3.5000%, 11/16/26	5,508,000	5,538,850
JPMorgan Chase & Co, 2.2950%, 8/15/21	3,316,000	3,285,957
JPMorgan Chase & Co, 3.3750%, 5/1/23	4,252,000	4,321,354
JPMorgan Chase & Co, 3.8750%, 9/10/24	986,000	1,028,297
JPMorgan Chase & Co, ICE LIBOR USD 3 Month + 1.3370%, 3.7820%, 2/1/28	4,366,000	4,522,993
Morgan Stanley, ICE LIBOR USD 3 Month + 1.3400%, 3.5910%, 7/22/28	5,758,000	5,809,278
Santander UK PLC, 5.0000%, 11/7/23 (144A)	3,833,000	4,095,787
SVB Financial Group, 5.3750%, 9/15/20	2,429,000	2,595,873
Synchrony Financial, 4.5000%, 7/23/25	3,093,000	3,231,459
Synchrony Financial, 3.7000%, 8/4/26	3,473,000	3,423,187
Wells Fargo & Co, 3.0000%, 4/22/26	1,013,000	993,587
Wells Fargo & Co, 4.1000%, 6/3/26	3,276,000	3,434,386
Wells Fargo & Co, 4.3000%, 7/22/27	2,869,000	3,054,043
		101,865,829
Basic Industry – 0.8%
CF Industries Inc, 4.5000%, 12/1/26 (144A)	2,557,000	2,664,730
Freeport-McMoRan Inc, 3.1000%, 3/15/20	885,000	879,469
Georgia-Pacific LLC, 3.1630%, 11/15/21 (144A)	4,027,000	4,098,387
Georgia-Pacific LLC, 3.6000%, 3/1/25 (144A)	2,166,000	2,225,550
Reliance Steel & Aluminum Co, 4.5000%, 4/15/23	2,039,000	2,148,999
Sherwin-Williams Co, 2.7500%, 6/1/22	912,000	908,345
Sherwin-Williams Co, 3.1250%, 6/1/24	1,057,000	1,062,598
Sherwin-Williams Co, 3.4500%, 6/1/27	2,960,000	3,006,483
Sherwin-Williams Co, 4.5000%, 6/1/47	767,000	837,817
Steel Dynamics Inc, 4.1250%, 9/15/25 (144A)	2,199,000	2,215,492
Steel Dynamics Inc, 5.0000%, 12/15/26	1,027,000	1,086,052
Teck Resources Ltd, 4.5000%, 1/15/21	919,000	947,673
Teck Resources Ltd, 4.7500%, 1/15/22	1,328,000	1,386,166
Teck Resources Ltd, 8.5000%, 6/1/24 (144A)	2,184,000	2,467,920
		25,935,681
Brokerage – 0.7%
Cboe Global Markets Inc, 3.6500%, 1/12/27	3,023,000	3,112,753
Charles Schwab Corp, 3.0000%, 3/10/25	930,000	926,699
Charles Schwab Corp, 3.2000%, 1/25/28	1,880,000	1,882,373
E*TRADE Financial Corp, 2.9500%, 8/24/22	3,047,000	3,020,880
E*TRADE Financial Corp, 3.8000%, 8/24/27	2,680,000	2,670,487
Lazard Group LLC, 4.2500%, 11/14/20	1,625,000	1,692,443

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	DECEMBER 31, 2017

Janus Henderson VIT Balanced Portfolio

Schedule of Investments

December 31, 2017

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Brokerage – (continued)
Neuberger Berman Group LLC / Neuberger Berman Finance Corp,
4.8750%, 4/15/45 (144A)	$562,000	$572,605
Raymond James Financial Inc, 5.6250%, 4/1/24	1,545,000	1,751,255
Raymond James Financial Inc, 3.6250%, 9/15/26	1,409,000	1,415,225
Raymond James Financial Inc, 4.9500%, 7/15/46	2,747,000	3,102,865
TD Ameritrade Holding Corp, 2.9500%, 4/1/22	1,355,000	1,371,067
TD Ameritrade Holding Corp, 3.6250%, 4/1/25	1,752,000	1,813,338
		23,331,990
Capital Goods – 0.8%
Ball Corp, 4.3750%, 12/15/20	1,565,000	1,619,775
CNH Industrial Capital LLC, 3.6250%, 4/15/18	2,969,000	2,984,379
Huntington Ingalls Industries Inc, 5.0000%, 11/15/25 (144A)	698,000	746,860
Martin Marietta Materials Inc, 4.2500%, 7/2/24	1,531,000	1,610,086
Northrop Grumman Corp, 2.5500%, 10/15/22	3,184,000	3,160,880
Northrop Grumman Corp, 2.9300%, 1/15/25	2,741,000	2,724,058
Northrop Grumman Corp, 3.2500%, 1/15/28	3,368,000	3,371,865
Northrop Grumman Corp, 4.0300%, 10/15/47	2,154,000	2,248,975
Owens Corning, 4.2000%, 12/1/24	1,411,000	1,477,938
Owens Corning, 3.4000%, 8/15/26	678,000	665,301
Rockwell Collins Inc, 3.2000%, 3/15/24	1,356,000	1,366,112
Rockwell Collins Inc, 3.5000%, 3/15/27	2,319,000	2,360,487
Vulcan Materials Co, 7.5000%, 6/15/21	1,083,000	1,253,148
Vulcan Materials Co, 4.5000%, 4/1/25	2,597,000	2,766,765
		28,356,629
Communications – 2.1%
American Tower Corp, 3.3000%, 2/15/21	2,413,000	2,457,028
American Tower Corp, 3.4500%, 9/15/21	249,000	254,473
American Tower Corp, 3.5000%, 1/31/23	443,000	452,904
American Tower Corp, 4.4000%, 2/15/26	1,580,000	1,661,098
American Tower Corp, 3.3750%, 10/15/26	2,919,000	2,867,077
AT&T Inc, 3.4000%, 8/14/24	2,139,000	2,149,510
AT&T Inc, 4.2500%, 3/1/27	993,000	1,012,006
AT&T Inc, 3.9000%, 8/14/27	1,774,000	1,785,342
AT&T Inc, 4.1000%, 2/15/28 (144A)	3,030,000	3,039,124
AT&T Inc, 5.2500%, 3/1/37	875,000	924,801
AT&T Inc, 5.1500%, 2/14/50	1,233,000	1,239,152
AT&T Inc, 5.3000%, 8/14/58	2,790,000	2,796,570
CCO Holdings LLC / CCO Holdings Capital Corp, 5.2500%, 3/15/21	2,252,000	2,290,002
CCO Holdings LLC / CCO Holdings Capital Corp, 5.1250%, 5/1/27 (144A)	810,000	797,850
CCO Holdings LLC / CCO Holdings Capital Corp, 5.0000%, 2/1/28 (144A)	3,954,000	3,845,265
Charter Communications Operating LLC / Charter Communications Operating Capital,
4.9080%, 7/23/25	3,939,000	4,186,940
Charter Communications Operating LLC / Charter Communications Operating Capital,
3.7500%, 2/15/28	942,000	901,666
Charter Communications Operating LLC / Charter Communications Operating Capital,
4.2000%, 3/15/28	1,989,000	1,968,794
Charter Communications Operating LLC / Charter Communications Operating Capital,
5.3750%, 5/1/47	1,026,000	1,051,145
Comcast Corp, 2.3500%, 1/15/27	1,917,000	1,809,873
Comcast Corp, 3.3000%, 2/1/27	1,371,000	1,398,305
Comcast Corp, 3.4000%, 7/15/46	332,000	313,812
Cox Communications Inc, 3.1500%, 8/15/24 (144A)	2,250,000	2,215,489
Cox Communications Inc, 3.3500%, 9/15/26 (144A)	3,038,000	2,968,054
Cox Communications Inc, 3.5000%, 8/15/27 (144A)	2,041,000	2,012,544
Crown Castle International Corp, 5.2500%, 1/15/23	1,968,000	2,154,559
Crown Castle International Corp, 3.2000%, 9/1/24	2,028,000	2,006,516
Crown Castle International Corp, 3.6500%, 9/1/27	3,680,000	3,669,899
NBCUniversal Media LLC, 4.4500%, 1/15/43	603,000	657,437
Time Warner Inc, 3.6000%, 7/15/25	1,929,000	1,932,863

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	13

Janus Henderson VIT Balanced Portfolio

Schedule of Investments

December 31, 2017

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Communications – (continued)
UBM PLC, 5.7500%, 11/3/20 (144A)	$3,166,000	$3,286,917
Verizon Communications Inc, 2.6250%, 8/15/26	6,068,000	5,713,784
Verizon Communications Inc, 4.1250%, 3/16/27	1,618,000	1,686,635
Verizon Communications Inc, 4.1250%, 8/15/46	2,241,000	2,068,380
Verizon Communications Inc, 4.8620%, 8/21/46	1,206,000	1,255,104
		70,830,918
Consumer Cyclical – 1.6%
1011778 BC ULC / New Red Finance Inc, 4.6250%, 1/15/22 (144A)	3,214,000	3,290,332
1011778 BC ULC / New Red Finance Inc, 4.2500%, 5/15/24 (144A)	2,992,000	2,984,520
Amazon.com Inc, 2.8000%, 8/22/24 (144A)	1,501,000	1,496,094
Amazon.com Inc, 3.1500%, 8/22/27 (144A)	4,781,000	4,786,784
Amazon.com Inc, 4.0500%, 8/22/47 (144A)	1,780,000	1,916,468
CVS Health Corp, 2.8000%, 7/20/20	2,660,000	2,670,909
CVS Health Corp, 4.7500%, 12/1/22	1,198,000	1,283,048
DR Horton Inc, 3.7500%, 3/1/19	1,856,000	1,880,833
General Motors Co, 4.8750%, 10/2/23	2,289,000	2,476,713
General Motors Financial Co Inc, 3.9500%, 4/13/24†	6,217,000	6,399,017
IHO Verwaltungs GmbH, 4.1250%, 9/15/21 (144A)	515,000	524,012
IHO Verwaltungs GmbH, 4.5000%, 9/15/23 (144A)	376,000	383,287
IHS Markit Ltd, 5.0000%, 11/1/22 (144A)	1,496,000	1,621,963
IHS Markit Ltd, 4.7500%, 2/15/25 (144A)	1,997,000	2,106,835
IHS Markit Ltd, 4.0000%, 3/1/26 (144A)	3,421,000	3,416,724
McDonald's Corp, 3.5000%, 3/1/27	5,025,000	5,166,387
McDonald's Corp, 4.8750%, 12/9/45	1,719,000	1,989,603
MDC Holdings Inc, 5.5000%, 1/15/24	2,138,000	2,255,590
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc,
5.6250%, 5/1/24	1,246,000	1,326,990
Tapestry Inc, 3.0000%, 7/15/22	986,000	982,390
Tapestry Inc, 4.1250%, 7/15/27	986,000	993,219
Toll Brothers Finance Corp, 4.0000%, 12/31/18	837,000	850,601
Toll Brothers Finance Corp, 5.8750%, 2/15/22	764,000	832,760
Toll Brothers Finance Corp, 4.3750%, 4/15/23	404,000	419,150
		52,054,229
Consumer Non-Cyclical – 1.8%
Abbott Laboratories, 3.8750%, 9/15/25	474,000	490,153
Abbott Laboratories, 3.7500%, 11/30/26	766,000	786,366
Anheuser-Busch InBev Finance Inc, 2.6500%, 2/1/21	831,000	835,097
Anheuser-Busch InBev Finance Inc, 3.3000%, 2/1/23	3,808,000	3,896,162
Becton Dickinson and Co, 2.8940%, 6/6/22	1,516,000	1,506,327
Becton Dickinson and Co, 3.3630%, 6/6/24	3,373,000	3,381,700
Becton Dickinson and Co, 3.7000%, 6/6/27	2,393,000	2,410,765
Celgene Corp, 2.7500%, 2/15/23	1,848,000	1,832,480
Constellation Brands Inc, 4.7500%, 12/1/25	333,000	365,762
Constellation Brands, Inc., 4.2500%, 5/1/23	2,885,000	3,051,481
Danone SA, 2.0770%, 11/2/21 (144A)	2,758,000	2,697,576
Danone SA, 2.5890%, 11/2/23 (144A)	1,891,000	1,843,813
Express Scripts Holding Co, 3.5000%, 6/15/24	1,165,000	1,175,065
Express Scripts Holding Co, 3.4000%, 3/1/27	1,333,000	1,307,716
HCA Inc, 3.7500%, 3/15/19	1,542,000	1,555,492
HCA Inc, 5.0000%, 3/15/24	1,908,000	1,984,320
HCA Inc, 5.2500%, 6/15/26	1,708,000	1,810,480
HCA Inc, 4.5000%, 2/15/27	2,001,000	2,011,005
LifePoint Health Inc, 5.5000%, 12/1/21	200,000	204,000
McCormick & Co Inc/MD, 3.1500%, 8/15/24	2,729,000	2,742,852
McCormick & Co Inc/MD, 3.4000%, 8/15/27	2,080,000	2,106,621
Molson Coors Brewing Co, 3.0000%, 7/15/26	3,899,000	3,815,217
Post Holdings Inc, 5.7500%, 3/1/27 (144A)	1,238,000	1,259,665
Post Holdings Inc, 5.6250%, 1/15/28 (144A)	658,000	660,467
Reckitt Benckiser Treasury Services PLC, 2.7500%, 6/26/24 (144A)	1,891,000	1,849,605

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	DECEMBER 31, 2017

Janus Henderson VIT Balanced Portfolio

Schedule of Investments

December 31, 2017

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Non-Cyclical – (continued)
Shire Acquisitions Investments Ireland DAC, 2.4000%, 9/23/21	$1,837,000	$1,807,892
Shire Acquisitions Investments Ireland DAC, 3.2000%, 9/23/26	2,493,000	2,436,862
Sysco Corp, 2.5000%, 7/15/21	630,000	628,232
Sysco Corp, 3.3000%, 7/15/26	1,390,000	1,398,348
Sysco Corp, 3.2500%, 7/15/27	1,121,000	1,116,893
Universal Health Services Inc, 4.7500%, 8/1/22 (144A)	1,894,000	1,929,512
Wm Wrigley Jr Co, 2.4000%, 10/21/18 (144A)	3,916,000	3,926,943
		58,824,869
Electric – 0.7%
Dominion Energy Inc, 2.0000%, 8/15/21	366,000	357,616
Dominion Energy Inc, 2.8500%, 8/15/26	506,000	488,529
Duke Energy Corp, 1.8000%, 9/1/21	915,000	889,882
Duke Energy Corp, 2.4000%, 8/15/22	1,332,000	1,308,507
Duke Energy Corp, 2.6500%, 9/1/26	2,633,000	2,522,145
Duke Energy Corp, 3.1500%, 8/15/27	2,042,000	2,026,624
NextEra Energy Operating Partners LP, 4.2500%, 9/15/24 (144A)	405,000	412,087
NextEra Energy Operating Partners LP, 4.5000%, 9/15/27 (144A)	850,000	845,750
PPL Capital Funding Inc, 3.1000%, 5/15/26	3,249,000	3,179,059
PPL WEM Ltd / Western Power Distribution Ltd, 5.3750%, 5/1/21 (144A)	2,176,000	2,331,878
Southern Co, 2.3500%, 7/1/21	2,835,000	2,817,892
Southern Co, 2.9500%, 7/1/23	1,784,000	1,784,599
Southern Co, 3.2500%, 7/1/26	2,850,000	2,794,305
		21,758,873
Energy – 1.0%
Andeavor Logistics LP / Tesoro Logistics Finance Corp, 5.2500%, 1/15/25	811,000	852,929
Columbia Pipeline Group Inc, 4.5000%, 6/1/25	998,000	1,062,372
Enbridge Energy Partners LP, 5.8750%, 10/15/25	1,467,000	1,661,183
Energy Transfer Equity LP, 4.2500%, 3/15/23	1,711,000	1,698,167
Energy Transfer Equity LP, 5.8750%, 1/15/24	1,604,000	1,688,210
Energy Transfer LP, 4.1500%, 10/1/20	1,412,000	1,458,000
Kinder Morgan Energy Partners LP, 5.0000%, 10/1/21	1,294,000	1,379,081
Kinder Morgan Energy Partners LP, 3.9500%, 9/1/22	1,383,000	1,427,113
Kinder Morgan Inc/DE, 6.5000%, 9/15/20	134,000	146,511
Motiva Enterprises LLC, 5.7500%, 1/15/20 (144A)	1,765,000	1,863,936
NGPL PipeCo LLC, 4.3750%, 8/15/22 (144A)	388,000	394,547
NGPL PipeCo LLC, 4.8750%, 8/15/27 (144A)	996,000	1,033,350
NuStar Logistics LP, 5.6250%, 4/28/27	2,174,000	2,212,045
Oceaneering International Inc, 4.6500%, 11/15/24	1,240,000	1,206,163
Phillips 66 Partners LP, 3.6050%, 2/15/25	1,548,000	1,559,265
Phillips 66 Partners LP, 3.7500%, 3/1/28	619,000	619,092
Phillips 66 Partners LP, 4.6800%, 2/15/45	551,000	565,468
Plains All American Pipeline LP / PAA Finance Corp, 4.6500%, 10/15/25	741,000	763,417
Plains All American Pipeline LP / PAA Finance Corp, 4.5000%, 12/15/26	718,000	727,645
Regency Energy Partners LP / Regency Energy Finance Corp, 5.8750%, 3/1/22	1,788,000	1,954,531
Sabine Pass Liquefaction LLC, 5.0000%, 3/15/27	2,769,000	2,970,574
TC PipeLines LP, 3.9000%, 5/25/27	2,107,000	2,116,932
Williams Cos Inc, 3.7000%, 1/15/23	894,000	889,530
Williams Partners LP, 3.7500%, 6/15/27	3,544,000	3,550,358
Williams Partners LP / ACMP Finance Corp, 4.8750%, 3/15/24	1,098,000	1,147,410
		34,947,829
Finance Companies – 0.1%
Quicken Loans Inc, 5.2500%, 1/15/28 (144A)	3,209,000	3,167,925
Financial Institutions – 0.4%
Jones Lang LaSalle Inc, 4.4000%, 11/15/22	2,686,000	2,829,508
Kennedy-Wilson Inc, 5.8750%, 4/1/24	5,195,000	5,363,837
LeasePlan Corp NV, 2.5000%, 5/16/18 (144A)	4,744,000	4,744,543
		12,937,888
Industrial – 0%
Cintas Corp No 2, 4.3000%, 6/1/21	1,143,000	1,205,019

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	15

Janus Henderson VIT Balanced Portfolio

Schedule of Investments

December 31, 2017

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Insurance – 0.4%
Aetna Inc, 2.8000%, 6/15/23	$1,264,000	$1,243,814
Centene Corp, 4.7500%, 5/15/22	183,000	189,863
Centene Corp, 6.1250%, 2/15/24	559,000	591,142
Centene Corp, 4.7500%, 1/15/25	794,000	807,895
UnitedHealth Group Inc, 2.3750%, 10/15/22	1,138,000	1,126,841
UnitedHealth Group Inc, 3.7500%, 7/15/25	2,171,000	2,287,735
UnitedHealth Group Inc, 3.1000%, 3/15/26	1,134,000	1,142,078
UnitedHealth Group Inc, 3.4500%, 1/15/27	833,000	861,463
UnitedHealth Group Inc, 3.3750%, 4/15/27	612,000	628,707
UnitedHealth Group Inc, 2.9500%, 10/15/27	2,202,000	2,194,895
WellCare Health Plans Inc, 5.2500%, 4/1/25	2,183,000	2,303,065
		13,377,498
Real Estate Investment Trusts (REITs) – 0.5%
Alexandria Real Estate Equities Inc, 2.7500%, 1/15/20	1,328,000	1,333,526
Alexandria Real Estate Equities Inc, 4.6000%, 4/1/22	3,339,000	3,545,221
Alexandria Real Estate Equities Inc, 4.5000%, 7/30/29	1,809,000	1,916,983
Digital Realty Trust LP, 3.7000%, 8/15/27	1,193,000	1,201,327
Senior Housing Properties Trust, 6.7500%, 4/15/20	756,000	802,890
Senior Housing Properties Trust, 6.7500%, 12/15/21	840,000	929,431
SL Green Realty Corp, 5.0000%, 8/15/18	1,894,000	1,917,199
SL Green Realty Corp, 7.7500%, 3/15/20	3,720,000	4,092,870
		15,739,447
Technology – 1.8%
Broadcom Corp / Broadcom Cayman Finance Ltd, 3.6250%, 1/15/24 (144A)	2,112,000	2,099,710
Broadcom Corp / Broadcom Cayman Finance Ltd, 3.8750%, 1/15/27 (144A)†	8,579,000	8,439,789
Cadence Design Systems Inc, 4.3750%, 10/15/24	4,174,000	4,427,365
Equifax Inc, 2.3000%, 6/1/21	727,000	709,557
Equifax Inc, 3.3000%, 12/15/22	2,536,000	2,519,189
First Data Corp, 7.0000%, 12/1/23 (144A)	2,991,000	3,162,982
Iron Mountain Inc, 4.8750%, 9/15/27 (144A)	3,574,000	3,574,000
Iron Mountain Inc, 5.2500%, 3/15/28 (144A)	2,885,000	2,870,575
NXP BV / NXP Funding LLC, 4.1250%, 6/15/20 (144A)	902,000	923,675
NXP BV / NXP Funding LLC, 4.1250%, 6/1/21 (144A)	687,000	700,740
NXP BV / NXP Funding LLC, 3.8750%, 9/1/22 (144A)	2,613,000	2,642,396
NXP BV / NXP Funding LLC, 4.6250%, 6/1/23 (144A)	1,500,000	1,569,000
Total System Services Inc, 3.8000%, 4/1/21	1,610,000	1,650,045
Total System Services Inc, 4.8000%, 4/1/26	2,865,000	3,098,865
Trimble Inc, 4.7500%, 12/1/24†	5,305,000	5,724,098
TSMC Global Ltd, 1.6250%, 4/3/18 (144A)	6,525,000	6,513,392
Verisk Analytics Inc, 4.8750%, 1/15/19	1,750,000	1,791,869
Verisk Analytics Inc, 5.8000%, 5/1/21	2,601,000	2,829,940
Verisk Analytics Inc, 4.1250%, 9/12/22	1,574,000	1,643,020
Verisk Analytics Inc, 5.5000%, 6/15/45	1,854,000	2,158,292
VMware Inc, 3.9000%, 8/21/27	1,175,000	1,185,801
		60,234,300
Transportation – 0.1%
Penske Truck Leasing Co Lp / PTL Finance Corp, 3.3750%, 3/15/18 (144A)	2,579,000	2,586,656
Total Corporate Bonds (cost $523,741,092)		529,809,975
Mortgage-Backed Securities – 9.1%
Fannie Mae Pool:
6.0000%, 10/1/35	607,044	688,050
6.0000%, 12/1/35	710,144	806,518
6.0000%, 2/1/37	122,624	141,002
6.0000%, 10/1/38	448,240	505,345
5.5000%, 12/1/39	974,790	1,075,109
5.5000%, 3/1/40	853,420	953,810
5.5000%, 4/1/40	1,871,034	2,058,482
5.5000%, 2/1/41	497,824	556,417

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	DECEMBER 31, 2017

Janus Henderson VIT Balanced Portfolio

Schedule of Investments

December 31, 2017

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
5.0000%, 5/1/41	$1,006,260	$1,086,466
5.5000%, 5/1/41	661,419	728,965
5.5000%, 6/1/41	1,118,766	1,231,998
5.5000%, 6/1/41	949,158	1,059,106
5.5000%, 7/1/41	111,696	123,000
5.5000%, 12/1/41	893,170	984,968
5.5000%, 2/1/42	3,861,885	4,252,403
4.5000%, 6/1/42	294,265	314,606
4.5000%, 11/1/42	482,380	520,588
3.5000%, 2/1/43	3,520,937	3,630,829
3.5000%, 2/1/43	840,976	867,265
3.5000%, 4/1/44	1,623,579	1,681,658
5.5000%, 5/1/44	877,299	966,086
5.0000%, 7/1/44	110,074	120,865
4.5000%, 10/1/44	1,146,939	1,244,057
3.5000%, 2/1/45	3,421,209	3,528,480
4.5000%, 3/1/45	1,906,542	2,068,208
4.5000%, 6/1/45	1,094,169	1,171,412
4.5000%, 9/1/45	662,259	718,429
3.0000%, 10/1/45	831,793	832,415
3.0000%, 10/1/45	529,679	530,054
3.5000%, 12/1/45	1,064,074	1,101,999
3.0000%, 1/1/46	107,607	107,691
3.5000%, 1/1/46	2,989,651	3,096,206
3.5000%, 1/1/46	2,592,328	2,684,722
3.0000%, 3/1/46	3,581,220	3,583,755
3.0000%, 3/1/46	2,409,912	2,411,618
4.0000%, 5/31/46	57,918,000	60,599,603
3.5000%, 7/1/46	1,912,203	1,976,469
3.5000%, 7/1/46	1,878,666	1,943,431
4.5000%, 7/1/46	1,312,394	1,415,218
3.5000%, 8/1/46	1,134,896	1,169,912
4.0000%, 8/1/46	140,059	148,251
4.0000%, 8/1/46	119,502	126,492
4.0000%, 8/1/46	90,696	96,001
4.0000%, 10/1/46	1,304,568	1,379,761
3.0000%, 11/1/46	570,206	571,725
3.0000%, 11/1/46	536,032	537,463
4.5000%, 11/1/46	519,766	561,809
3.5000%, 12/1/46	187,884	193,609
3.5000%, 12/1/46	43,747	45,080
4.5000%, 12/1/46	1,139,539	1,225,062
3.5000%, 1/1/47	703,052	724,475
3.5000%, 1/1/47	126,068	129,909
3.5000%, 1/1/47	84,988	87,578
3.0000%, 2/1/47	4,600,073	4,628,590
4.5000%, 2/1/47	2,072,211	2,235,204
4.0000%, 3/1/47	188,070	199,002
4.0000%, 3/1/47	50,483	53,413
4.0000%, 3/1/47	49,099	51,938
4.0000%, 4/1/47	245,230	259,031
4.0000%, 4/1/47	196,461	207,862
4.0000%, 4/1/47	173,896	183,682
4.0000%, 5/1/47	17,116,692	18,102,020
4.0000%, 5/1/47	702,660	735,688
4.0000%, 5/1/47	260,874	275,555
4.0000%, 5/1/47	205,131	217,035
4.0000%, 5/1/47	161,408	170,775
4.0000%, 5/1/47	67,198	71,144

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	17

Janus Henderson VIT Balanced Portfolio

Schedule of Investments

December 31, 2017

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
4.5000%, 5/1/47	$342,595	$370,901
4.5000%, 5/1/47	282,107	304,391
4.5000%, 5/1/47	276,870	298,334
4.5000%, 5/1/47	208,517	225,828
4.5000%, 5/1/47	194,023	209,064
4.5000%, 5/1/47	169,769	183,705
4.5000%, 5/1/47	95,555	103,257
4.5000%, 5/1/47	69,065	74,808
4.5000%, 5/1/47	62,530	67,658
3.0000%, 5/31/47	1,317,000	1,315,463
3.5000%, 5/31/47	12,877,000	13,207,416
3.5000%, 6/1/47	134,722	138,862
4.0000%, 6/1/47	757,670	800,308
4.0000%, 6/1/47	416,242	436,714
4.0000%, 6/1/47	372,301	393,735
4.0000%, 6/1/47	361,797	382,793
4.0000%, 6/1/47	356,559	374,647
4.0000%, 6/1/47	291,818	309,182
4.0000%, 6/1/47	176,158	184,823
4.0000%, 6/1/47	169,054	177,369
4.0000%, 6/1/47	133,488	141,381
4.0000%, 6/1/47	110,163	116,345
4.0000%, 6/1/47	80,141	83,926
4.0000%, 6/1/47	48,009	51,008
4.5000%, 6/1/47	1,284,099	1,383,646
4.5000%, 6/1/47	119,517	129,454
3.5000%, 7/1/47	264,946	273,235
3.5000%, 7/1/47	159,546	164,615
3.5000%, 7/1/47	118,404	122,417
3.5000%, 7/1/47	72,213	74,583
3.5000%, 7/1/47	71,539	74,018
4.0000%, 7/1/47	3,114,793	3,295,990
4.0000%, 7/1/47	777,501	821,255
4.0000%, 7/1/47	598,492	632,173
4.0000%, 7/1/47	559,273	591,472
4.0000%, 7/1/47	307,225	324,436
4.0000%, 7/1/47	299,500	317,091
4.0000%, 7/1/47	230,261	243,876
4.0000%, 7/1/47	165,312	175,021
4.0000%, 7/1/47	143,812	150,886
4.0000%, 7/1/47	142,897	151,290
4.0000%, 7/1/47	91,691	96,342
4.0000%, 7/1/47	81,130	85,478
4.5000%, 7/1/47	912,604	983,352
4.5000%, 7/1/47	814,580	877,729
4.5000%, 7/1/47	788,518	849,650
3.5000%, 8/1/47	985,567	1,013,013
3.5000%, 8/1/47	623,072	642,332
3.5000%, 8/1/47	569,732	587,833
3.5000%, 8/1/47	137,688	142,003
3.5000%, 8/1/47	119,462	123,257
4.0000%, 8/1/47	1,641,064	1,718,654
4.0000%, 8/1/47	1,352,162	1,416,094
4.0000%, 8/1/47	1,303,807	1,377,180
4.0000%, 8/1/47	1,280,292	1,352,341
4.0000%, 8/1/47	794,010	838,693
4.0000%, 8/1/47	592,576	626,872
4.0000%, 8/1/47	557,718	586,010
4.0000%, 8/1/47	343,681	362,004

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

18	DECEMBER 31, 2017

Janus Henderson VIT Balanced Portfolio

Schedule of Investments

December 31, 2017

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
4.0000%, 8/1/47	$244,692	$259,161
4.0000%, 8/1/47	148,450	155,477
4.5000%, 8/1/47	1,110,684	1,196,793
4.5000%, 8/1/47	211,510	227,907
3.5000%, 9/1/47	3,685,976	3,788,811
3.5000%, 9/1/47	579,820	599,506
4.0000%, 9/1/47	1,462,408	1,544,708
4.0000%, 9/1/47	938,584	991,405
4.0000%, 9/1/47	153,063	161,677
4.0000%, 9/1/47	85,744	90,753
4.5000%, 9/1/47	5,382,493	5,733,395
4.5000%, 9/1/47	1,106,210	1,191,975
4.5000%, 9/1/47	826,667	890,756
4.5000%, 9/1/47	724,531	780,703
3.5000%, 10/1/47	5,921,599	6,086,959
3.5000%, 10/1/47	2,413,032	2,480,414
3.5000%, 10/1/47	203,414	210,014
3.5000%, 10/1/47	180,434	186,560
3.5000%, 10/1/47	144,581	149,312
3.5000%, 10/1/47	84,754	87,835
4.0000%, 10/1/47	1,383,693	1,454,254
4.0000%, 10/1/47	644,136	680,385
4.0000%, 10/1/47	632,158	669,289
4.0000%, 10/1/47	619,358	654,214
4.0000%, 10/1/47	415,046	438,403
4.0000%, 10/1/47	327,117	346,331
4.5000%, 10/1/47	171,659	184,968
4.5000%, 10/1/47	79,622	85,795
3.0000%, 11/1/47	1,402,820	1,403,813
3.5000%, 11/1/47	388,861	402,426
3.5000%, 11/1/47	243,346	251,844
4.0000%, 11/1/47	935,046	982,481
4.0000%, 11/1/47	290,302	306,995
4.0000%, 11/1/47	151,465	160,456
4.5000%, 11/1/47	850,406	916,335
3.0000%, 12/1/47	608,000	608,430
3.0000%, 12/1/47	295,000	295,209
3.5000%, 12/1/47	812,000	838,947
3.5000%, 12/1/47	167,000	172,542
3.5000%, 5/1/56	4,534,004	4,665,753
		232,644,573
Freddie Mac Gold Pool:
5.5000%, 10/1/36	400,212	447,739
6.0000%, 4/1/40	2,098,685	2,415,846
5.5000%, 8/1/41	2,058,086	2,330,874
5.5000%, 8/1/41	1,318,904	1,476,704
5.5000%, 9/1/41	284,678	311,697
5.0000%, 3/1/42	1,017,338	1,116,037
3.5000%, 2/1/44	1,316,059	1,356,516
4.5000%, 5/1/44	52,144	56,132
3.0000%, 1/1/45	1,198,481	1,200,480
4.5000%, 6/1/46	2,783,025	2,997,950
3.5000%, 7/1/46	3,717,617	3,852,388
3.0000%, 10/1/46	4,512,070	4,522,223
3.0000%, 12/1/46	4,556,636	4,566,897
4.0000%, 6/1/47	2,954,822	3,123,904
4.0000%, 8/1/47	2,904,237	3,041,149
3.5000%, 9/1/47	3,535,392	3,648,280
3.5000%, 9/1/47	2,571,010	2,645,459

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	19

Janus Henderson VIT Balanced Portfolio

Schedule of Investments

December 31, 2017

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Freddie Mac Gold Pool – (continued)
3.5000%, 9/1/47	$1,473,707	$1,516,379
3.5000%, 9/1/47	1,168,345	1,202,178
3.5000%, 9/1/47	1,137,665	1,176,190
4.0000%, 9/1/47	1,329,011	1,390,437
3.5000%, 10/1/47	3,138,219	3,229,091
3.5000%, 10/1/47	1,808,364	1,860,729
3.5000%, 12/1/47	4,733,766	4,892,610
		54,377,889
Ginnie Mae I Pool:
4.0000%, 1/15/45	4,112,713	4,319,794
4.5000%, 8/15/46	4,782,838	5,150,843
4.0000%, 7/15/47	3,706,110	3,888,237
4.0000%, 8/15/47	746,728	783,481
		14,142,355
Ginnie Mae II Pool:
4.5000%, 10/20/41	1,200,851	1,261,498
4.0000%, 8/20/47	391,534	411,254
4.0000%, 8/20/47	184,469	193,760
4.0000%, 8/20/47	93,490	98,199
		1,964,711
Total Mortgage-Backed Securities (cost $304,885,842)		303,129,528
United States Treasury Notes/Bonds – 8.0%
1.2500%, 6/30/19	1,308,000	1,296,304
1.3750%, 7/31/19	320,000	317,561
1.2500%, 8/31/19	12,278,000	12,151,703
1.3750%, 9/30/19	17,675,000	17,520,645
1.5000%, 10/31/19	16,104,000	15,991,351
1.7500%, 11/30/19	56,812,000	56,666,419
1.6250%, 10/15/20	4,349,000	4,310,040
1.7500%, 11/15/20	18,167,000	18,061,149
1.8750%, 9/30/22	5,452,000	5,372,333
2.0000%, 11/30/22	1,779,000	1,762,558
2.0000%, 5/31/24	8,050,000	7,897,888
2.1250%, 9/30/24	1,619,000	1,598,255
2.2500%, 2/15/27	2,845,000	2,806,816
2.2500%, 8/15/27	7,629,000	7,519,343
2.2500%, 11/15/27	53,707,000	52,932,535
2.2500%, 8/15/46	16,454,000	14,825,437
3.0000%, 2/15/47	1,105,000	1,160,827
3.0000%, 5/15/47	5,919,000	6,216,185
2.7500%, 8/15/47	13,781,000	13,782,737
2.7500%, 11/15/47	22,867,000	22,878,777
Total United States Treasury Notes/Bonds (cost $264,287,955)		265,068,863
Common Stocks – 62.0%
Aerospace & Defense – 4.4%
Boeing Co	289,690	85,432,478
General Dynamics Corp†	144,086	29,314,297
Northrop Grumman Corp	101,335	31,100,725
		145,847,500
Air Freight & Logistics – 0.6%
United Parcel Service Inc	178,897	21,315,578
Automobiles – 1.0%
General Motors Co	812,944	33,322,575
Banks – 1.9%
US Bancorp	1,146,685	61,439,382
Beverages – 0.6%
Dr Pepper Snapple Group Inc	207,075	20,098,699

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

20	DECEMBER 31, 2017

Janus Henderson VIT Balanced Portfolio

Schedule of Investments

December 31, 2017

Shares or Principal Amounts		Value
Common Stocks – (continued)
Biotechnology – 1.9%
AbbVie Inc	80,197	$7,755,852
Amgen Inc	321,831	55,966,411
		63,722,263
Capital Markets – 3.9%
Blackstone Group LP	632,543	20,254,027
CME Group Inc	447,600	65,371,980
Morgan Stanley	216,067	11,337,035
TD Ameritrade Holding Corp	645,301	32,994,240
		129,957,282
Chemicals – 1.9%
LyondellBasell Industries NV	576,948	63,648,903
Consumer Finance – 1.6%
American Express Co	174,729	17,352,337
Synchrony Financial	948,449	36,619,616
		53,971,953
Equity Real Estate Investment Trusts (REITs) – 1.6%
Colony NorthStar Inc	1,216,682	13,882,342
Crown Castle International Corp	140,945	15,646,304
Invitation Homes Inc	167,730	3,953,396
MGM Growth Properties LLC	331,181	9,653,926
Outfront Media Inc	461,539	10,707,705
		53,843,673
Food & Staples Retailing – 3.1%
Costco Wholesale Corp	265,431	49,402,018
Kroger Co†	757,339	20,788,956
Sysco Corp	518,606	31,494,942
		101,685,916
Food Products – 0.7%
Hershey Co	193,025	21,910,268
Health Care Equipment & Supplies – 2.3%
Abbott Laboratories	560,904	32,010,791
Medtronic PLC	529,995	42,797,096
		74,807,887
Health Care Providers & Services – 0.8%
Aetna Inc	153,095	27,616,807
Hotels, Restaurants & Leisure – 2.0%
McDonald's Corp	123,127	21,192,619
Norwegian Cruise Line Holdings Ltd*	191,941	10,220,858
Six Flags Entertainment Corp	200,378	13,339,163
Starbucks Corp	363,596	20,881,318
		65,633,958
Household Products – 0.3%
Kimberly-Clark Corp	73,033	8,812,162
Industrial Conglomerates – 1.8%
Honeywell International Inc	379,502	58,200,427
Information Technology Services – 3.9%
Accenture PLC	204,401	31,291,749
Automatic Data Processing Inc	73,938	8,664,794
Mastercard Inc	597,490	90,436,086
		130,392,629
Insurance – 0.6%
Progressive Corp	323,761	18,234,220
Internet & Direct Marketing Retail – 1.3%
Priceline Group Inc*	25,280	43,930,067
Internet Software & Services – 2.3%
Alphabet Inc - Class C*	73,222	76,619,501
Leisure Products – 0.6%
Hasbro Inc	167,700	15,242,253

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	21

Janus Henderson VIT Balanced Portfolio

Schedule of Investments

December 31, 2017

Shares or Principal Amounts		Value
Common Stocks – (continued)
Leisure Products – (continued)
Mattel Inc	290,043	$4,460,861
		19,703,114
Machinery – 0.4%
Deere & Co	90,881	14,223,785
Media – 1.8%
Comcast Corp	1,291,420	51,721,371
Madison Square Garden Co*	32,179	6,784,942
		58,506,313
Oil, Gas & Consumable Fuels – 1.1%
Suncor Energy Inc	568,972	20,892,652
Suncor Energy Inc¤	468,279	17,195,318
		38,087,970
Personal Products – 0.8%
Estee Lauder Cos Inc	196,469	24,998,716
Pharmaceuticals – 2.1%
Allergan PLC	164,263	26,870,142
Bristol-Myers Squibb Co	259,444	15,898,728
Eli Lilly & Co	221,733	18,727,569
Merck & Co Inc	163,289	9,188,272
		70,684,711
Real Estate Investment Trusts (REITs) – 0%
Colony American Homes III (144A)¢,§	639,963	41,108
Real Estate Management & Development – 0.8%
CBRE Group Inc*	649,991	28,151,110
Road & Rail – 1.4%
CSX Corp	823,966	45,326,370
Semiconductor & Semiconductor Equipment – 2.1%
Intel Corp	922,077	42,563,074
Lam Research Corp	151,611	27,907,037
		70,470,111
Software – 5.6%
Activision Blizzard Inc	120,144	7,607,518
Adobe Systems Inc*	303,516	53,188,144
Microsoft Corp	1,363,891	116,667,237
salesforce.com Inc*	96,027	9,816,840
		187,279,739
Specialty Retail – 1.9%
Home Depot Inc	332,968	63,107,425
Technology Hardware, Storage & Peripherals – 1.8%
Apple Inc	353,697	59,856,143
Textiles, Apparel & Luxury Goods – 1.0%
NIKE Inc	514,864	32,204,743
Tobacco – 2.1%
Altria Group Inc†	974,570	69,594,044
Total Common Stocks (cost $1,427,297,262)		2,057,247,052
Investment Companies – 3.0%
Money Markets – 3.0%
Janus Cash Liquidity Fund LLC, 1.2731%ºº,£ (cost $99,929,079)	99,929,079	99,929,079
Total Investments (total cost $2,753,149,975) – 102.1%		3,388,014,425
Liabilities, net of Cash, Receivables and Other Assets – (2.1)%		(70,998,887)
Net Assets – 100%		$3,317,015,538

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

22	DECEMBER 31, 2017

Janus Henderson VIT Balanced Portfolio

Schedule of Investments

December 31, 2017

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$3,300,011,964	97.4%
Canada	49,164,581	1.5
United Kingdom	11,564,187	0.4
Netherlands	10,580,354	0.3
Taiwan	6,513,392	0.2
Belgium	4,731,259	0.1
France	4,541,389	0.1
Germany	907,299	0.0

Total	$3,388,014,425	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 12/31/17
Investment Companies – 3.0%
Investments Purchased with Cash Collateral from Securities Lending – 0%
Janus Cash Collateral Fund LLC, 1.2573%ºº	$246∆	$—	$—	$—
Money Markets – 3.0%
Janus Cash Liquidity Fund LLC, 1.2731%ºº	399,707	—	—	99,929,079

Total Affiliated Investments – 3.0%	$399,953	$—	$—	$99,929,079

(1)For securities that were affiliated for a portion of the year ended December 31, 2017, this column reflects amounts for the entire year ended December 31, 2017 and not just the period in which the security was affiliated.

	Share Balance at 12/31/16	Purchases	Sales	Share Balance at 12/31/17
Investment Companies – 3.0%
Investments Purchased with Cash Collateral from Securities Lending – 0%
Janus Cash Collateral Fund LLC, 1.2573%ºº	—	10,112,500	(10,112,500)	—
Money Markets – 3.0%
Janus Cash Liquidity Fund LLC, 1.2731%ºº	14,816,076	1,163,129,804	(1,078,016,801)	99,929,079

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

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Notes to Schedule of Investments and Other Information

Balanced Index	Balanced Index is an internally-calculated, hypothetical combination of total returns from the S&P 500® Index (55%) and the Bloomberg Barclays U.S. Aggregate Bond Index (45%).
Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based measure of the investment grade, US dollar-denominated, fixed-rate taxable bond market.
S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
ULC	Unlimited Liability Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended December 31, 2017 is $197,690,635, which represents 6.0% of net assets.

*	Non-income producing security.

(a)

All or a portion of this position has not settled, or is not funded. Upon settlement or funding date, interest rates for unsettled or unfunded amounts will be determined. Interest and dividends will not be accrued until time of settlement or funding.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of December 31, 2017, is $100,755,033.

‡

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of December 31, 2017.

¤	Issued by the same entity and traded on separate exchanges.

ºº	Rate shown is the 7-day yield as of December 31, 2017.

¢	Security is valued using significant unobservable inputs.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

24	DECEMBER 31, 2017

Janus Henderson VIT Balanced Portfolio

Notes to Schedule of Investments and Other Information

§				Schedule of Restricted and Illiquid Securities (as of December 31, 2017)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20	4/29/13	$988,117	$979,433	0.0%
loanDepot Station Place Agency Securitization Trust 2017-1, ICE LIBOR USD 1 Month + 0.8000%, 2.3521%, 11/25/50	11/29/17	3,088,000	3,088,000	0.1
loanDepot Station Place Agency Securitization Trust 2017-1, ICE LIBOR USD 1 Month + 1.0000%, 2.5521%, 11/25/50	11/29/17	772,000	772,000	0.0
Station Place Securitization Trust 2017-3, ICE LIBOR USD 1 Month + 1.0000%, 2.2942%, 7/24/18	8/11/17	3,142,000	3,142,521	0.1
Colony American Homes III	1/30/13	50,678	41,108	0.0
Total		$8,040,795	$8,023,062	0.2%

The Portfolio has registration rights for certain restricted securities held as of December 31, 2017. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$95,495,653	$-
Bank Loans and Mezzanine Loans	-	37,334,275	-
Corporate Bonds	-	529,809,975	-
Mortgage-Backed Securities	-	303,129,528	-
United States Treasury Notes/Bonds	-	265,068,863	-
Common Stocks
Oil, Gas & Consumable Fuels	20,892,652	17,195,318	-
Real Estate Investment Trusts (REITs)	-	-	41,108
All Other	2,019,117,974	-	-
Investment Companies	-	99,929,079	-
Total Assets	$2,040,010,626	$1,347,962,691	$41,108

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Statement of Assets and Liabilities

December 31, 2017

Assets:
Unaffiliated investments, at value(1)	$3,288,085,346
Affiliated investments, at value(2)	99,929,079
Cash	1,578,125
Non-interested Trustees' deferred compensation	63,380
Receivables:
Interest	7,828,790
Dividends	3,812,439
Investments sold	2,803,868
Portfolio shares sold	1,051,201
Dividends from affiliates	108,852
Other assets	26,695
Total Assets	3,405,287,775
Liabilities:
Payables:	—
Investments purchased	83,477,518
Advisory fees	1,589,785
Portfolio shares repurchased	859,048
12b-1 Distribution and shareholder servicing fees	628,136
Transfer agent fees and expenses	150,978
Non-interested Trustees' deferred compensation fees	63,380
Professional fees	41,297
Portfolio administration fees	22,546
Non-interested Trustees' fees and expenses	22,146
Custodian fees	6,589
Accrued expenses and other payables	1,410,814
Total Liabilities	88,272,237
Net Assets	$3,317,015,538
Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,577,496,618
Undistributed net investment income/(loss)	22,408,397
Undistributed net realized gain/(loss) from investments and foreign currency transactions	82,241,956
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	634,868,567
Total Net Assets	$3,317,015,538
Net Assets - Institutional Shares	$429,402,812
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	12,175,445
Net Asset Value Per Share	$35.27
Net Assets - Service Shares	$2,887,612,726
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	77,861,596
Net Asset Value Per Share	$37.09

(1) Includes cost of $2,653,220,896. (2) Includes cost of $99,929,079.

See Notes to Financial Statements.

26	DECEMBER 31, 2017

Janus Henderson VIT Balanced Portfolio

Statement of Operations

For the year ended December 31, 2017

Investment Income:
Dividends	$42,316,004
Interest	32,743,077
Dividends from affiliates	399,707
Affiliated securities lending income, net	246
Other income	190,362
Foreign tax withheld	(93,133)
Total Investment Income	75,556,263
Expenses:
Advisory fees	16,146,587
12b-1Distribution and shareholder servicing fees:
Service Shares	6,298,016
Transfer agent administrative fees and expenses:
Institutional Shares	208,268
Service Shares	1,259,603
Other transfer agent fees and expenses:
Institutional Shares	14,069
Service Shares	47,528
Portfolio administration fees	251,129
Shareholder reports expense	105,409
Non-interested Trustees’ fees and expenses	79,757
Professional fees	68,045
Custodian fees	46,194
Registration fees	26,183
Other expenses	260,821
Total Expenses	24,811,609
Net Investment Income/(Loss)	50,744,654
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	91,650,385
Total Net Realized Gain/(Loss) on Investments	91,650,385
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	347,796,218
Total Change in Unrealized Net Appreciation/Depreciation	347,796,218
Net Increase/(Decrease) in Net Assets Resulting from Operations	$490,191,257

See Notes to Financial Statements.

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Statements of Changes in Net Assets

	Year ended December 31, 2017	Year ended December 31, 2016

Operations:
Net investment income/(loss)	$50,744,654	$41,128,282
Net realized gain/(loss) on investments	91,650,385	3,486,187
Change in unrealized net appreciation/depreciation	347,796,218	58,375,166
Net Increase/(Decrease) in Net Assets Resulting from Operations	490,191,257	102,989,635
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Institutional Shares	(6,674,911)	(9,062,439)
Service Shares	(36,152,398)	(39,619,594)
Total Dividends from Net Investment Income	(42,827,309)	(48,682,033)
Distributions from Net Realized Gain from Investment Transactions
Institutional Shares	(844,615)	(6,034,450)
Service Shares	(4,921,407)	(26,828,177)
Total Distributions from Net Realized Gain from Investment Transactions	(5,766,022)	(32,862,627)
Net Decrease from Dividends and Distributions to Shareholders	(48,593,331)	(81,544,660)
Capital Share Transactions:
Institutional Shares	(37,543,596)	(42,473,989)
Service Shares	281,250,189	376,338,116
Net Increase/(Decrease) from Capital Share Transactions	243,706,593	333,864,127
Net Increase/(Decrease) in Net Assets	685,304,519	355,309,102
Net Assets:
Beginning of period	2,631,711,019	2,276,401,917
End of period	$3,317,015,538	$2,631,711,019

Undistributed Net Investment Income/(Loss)	$22,408,397	$12,374,394

See Notes to Financial Statements.

28	DECEMBER 31, 2017

Janus Henderson VIT Balanced Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during each year ended December 31	2017	2016	2015		2014	2013
Net Asset Value, Beginning of Period	$30.32	$30.08	$31.43		$30.26	$27.17
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.64(1)	0.58(1)	0.63(1)		0.62(1)	0.56
Net realized and unrealized gain/(loss)	4.92	0.77	(0.41)		1.92	4.67
Total from Investment Operations	5.56	1.35	0.22		2.54	5.23
Less Dividends and Distributions:
Dividends (from net investment income)	(0.54)	(0.67)	(0.50)		(0.55)	(0.45)
Distributions (from capital gains)	(0.07)	(0.44)	(1.07)		(0.82)	(1.69)
Total Dividends and Distributions	(0.61)	(1.11)	(1.57)		(1.37)	(2.14)
Net Asset Value, End of Period	$35.27	$30.32	$30.08		$31.43	$30.26
Total Return*	18.43%	4.60%	0.62%		8.54%	20.11%
Net Assets, End of Period (in thousands)	$429,403	$403,833	$444,472		$475,807	$475,100
Average Net Assets for the Period (in thousands)	$417,575	$413,338	$467,346		$472,445	$455,356
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.63%	0.62%	0.58%		0.58%	0.58%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.63%	0.62%	0.58%		0.58%	0.58%
Ratio of Net Investment Income/(Loss)	1.94%	1.94%	2.03%		2.01%	1.87%
Portfolio Turnover Rate	67%(2)	80%	73%		87%	76%
				1

Service Shares
For a share outstanding during each year ended December 31	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$31.89	$31.61	$32.97	$31.72	$28.42
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.58(1)	0.53(1)	0.58(1)	0.57(1)	0.58
Net realized and unrealized gain/(loss)	5.17	0.80	(0.42)	2.00	4.82
Total from Investment Operations	5.75	1.33	0.16	2.57	5.40
Less Dividends and Distributions:
Dividends (from net investment income)	(0.48)	(0.61)	(0.45)	(0.50)	(0.41)
Distributions (from capital gains)	(0.07)	(0.44)	(1.07)	(0.82)	(1.69)
Total Dividends and Distributions	(0.55)	(1.05)	(1.52)	(1.32)	(2.10)
Net Asset Value, End of Period	$37.09	$31.89	$31.61	$32.97	$31.72
Total Return*	18.13%	4.32%	0.41%	8.24%	19.80%
Net Assets, End of Period (in thousands)	$2,887,613	$2,227,878	$1,831,930	$1,228,244	$863,259
Average Net Assets for the Period (in thousands)	$2,523,514	$1,938,234	$1,645,283	$1,013,680	$596,154
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.88%	0.87%	0.84%	0.84%	0.84%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.88%	0.87%	0.84%	0.84%	0.84%
Ratio of Net Investment Income/(Loss)	1.69%	1.71%	1.79%	1.77%	1.62%
Portfolio Turnover Rate	67%(2)	80%	73%	87%	76%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

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Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson VIT Balanced Portfolio (formerly named Janus Aspen Balanced Portfolio) (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 12 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The Portfolio is classified as diversified, as defined in the 1940 Act.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including other portfolios, participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard

30	DECEMBER 31, 2017

Janus Henderson VIT Balanced Portfolio

Notes to Financial Statements

emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2017 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Portfolio did not hold a significant amount of Level 3 securities as of December 31, 2017.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and

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Notes to Financial Statements

liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Other Investments and Strategies

Additional Investment Risk

The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

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A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital Management LLC (“Janus Capital”) believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Loans

The Portfolio may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Portfolio’s total assets. Below are descriptions of the types of loans held by the Portfolio as of December 31, 2017.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Portfolio’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

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• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Portfolio may invest in obligations of borrowers who are in bankruptcy proceedings. While the Portfolio generally expects to invest in fully funded term loans, certain of the loans in which the Portfolio may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Portfolio may receive fees such as covenant waiver fees or prepayment penalty fees. The Portfolio may pay fees such as facility fees. Such fees may affect the Portfolio’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Portfolio may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Portfolio may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Portfolio’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

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Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. There were no securities on loan as of December 31, 2017.

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Sovereign Debt

The Portfolio may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Portfolio may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Portfolio’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Portfolio may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Portfolio invests in non-U.S. sovereign debt, it may be subject to currency risk.

TBA Commitments

A Portfolio may enter into “to be announced” or “TBA” commitments. TBAs are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Portfolio will still bear the risk of any decline in the value of the security to be delivered. Because TBA commitments do not require the purchase and sale of identical securities, the characteristics of the security delivered to the Portfolio may be less favorable than the security delivered to the dealer. If the counterparty to a transaction fails to deliver the security, the Portfolio could suffer a loss.

When-Issued and Delayed Delivery Securities

The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Portfolio may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio’s custodian sufficient to cover the purchase price.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Portfolio’s contractual investment advisory fee rate (expressed as an annual rate) is 0.55% of its average daily net assets.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. Janus Services receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing investors, and answering inquiries regarding accounts. Janus Services expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio. Any unused portion will be reimbursed to the applicable share class at least annually.

In addition, Janus Services provides or arranges for the provision of certain other internal administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for these internal services

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related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and servicing fees, and the payments may exceed 12b-1 distribution and servicing fees actually incurred. If any of the Portfolio’s actual 12b-1 distribution and servicing fees incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio and providing personnel to serve as officers to the Portfolio. The Portfolio reimburses Janus Capital for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These costs include some or all of the salaries, fees, and expenses of Janus Capital employees and Portfolio officers, including the Portfolio’s Chief Compliance Officer and compliance staff, who provide specified administration and compliance services to the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Portfolio. These amounts are disclosed as “Portfolio administration fees” on the Statement of Operations. Total compensation of $17,105 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended December 31, 2017. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of December 31, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended December 31, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $416,450 were paid by the Trust to the Trustees under the Deferred Plan during the year ended December 31, 2017.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Portfolio's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

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Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended December 31, 2017 can be found in a table located in the Schedule of Investments.

The Portfolio is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Portfolio and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Portfolio from or to another fund or account that is or could be considered an affiliate of the Portfolio under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended December 31, 2017, the Portfolio engaged in cross trades amounting to $69,808,607 in purchases and $14,159,376 in sales, resulting in a net realized loss of $11,141. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Portfolio’s Statement of Operations.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 22,223,280	$ 89,253,515	$ -	$ -	$ -	$ (59,265)	$628,101,390

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2017 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 2,759,913,035	$653,749,943	$(25,648,553)	$ 628,101,390

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended December 31, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 42,827,309	$ 5,766,022	$ -	$ -

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For the year ended December 31, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 48,682,033	$ 32,862,627	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Portfolio:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ -	$ 2,116,658	$ (2,116,658)

5. Capital Share Transactions

	Year ended December 31, 2017		Year ended December 31, 2016
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	525,764	$ 17,251,280	1,189,959	$ 34,459,931
Reinvested dividends and distributions	225,051	7,519,526	513,363	15,096,889
Shares repurchased	(1,895,270)	(62,314,402)	(3,158,269)	(92,030,809)
Net Increase/(Decrease)	(1,144,455)	$ (37,543,596)	(1,454,947)	$ (42,473,989)
Service Shares:
Shares sold	12,641,440	$439,491,829	15,605,883	$491,558,526
Reinvested dividends and distributions	1,167,543	41,073,805	2,145,917	66,447,771
Shares repurchased	(5,816,644)	(199,315,445)	(5,844,123)	(181,668,181)
Net Increase/(Decrease)	7,992,339	$281,250,189	11,907,677	$376,338,116

6. Purchases and Sales of Investment Securities

For the year ended December 31, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$916,763,559	$1,238,009,792	$ 1,303,957,452	$ 709,781,435

7. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X was August 1, 2017. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt

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securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

8. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson merged with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger was effective May 30, 2017.

The consummation of the Merger may have been deemed to be an “assignment” (as defined in the 1940 Act) of the advisory agreement between the Portfolio and Janus Capital in effect on the date of the Merger. As a result, the consummation of the Merger caused the investment advisory agreement to terminate automatically in accordance with its terms.

On December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Portfolio and Janus Capital in order to permit Janus Capital to continue to provide advisory services to the Portfolio following the closing of the Merger (the “Post-Merger Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post-Merger Advisory Agreement, among other proposals, to Portfolio shareholders for approval.

Special Meeting(s) of Shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017.

Approval of Advisory Agreements

On April 6, 2017, shareholders of the Portfolio approved the Post-Merger Advisory Agreement with Janus Capital. The Post- Merger Advisory Agreement took effect upon the consummation of the Merger.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2017 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Aspen Series and Shareholders of Janus Henderson VIT Balanced Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson VIT Balanced Portfolio (one of the portfolios constituting Janus Aspen Series, referred to hereafter as the “Portfolio”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
February 16, 2018

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Portfolio shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) . Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

December 2017

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 14 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which closed in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements prior to the close of the Transaction as well as the services provided after the Transaction closed.

At a meeting held on December 7, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2018 through February 1, 2019, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

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Additional Information (unaudited)

agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2017, approximately 70% of the Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2017, approximately 46% of the Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge

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quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

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• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that

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the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

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• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

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• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of

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that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% below the average total expenses of their respective Broadridge Expense Group peers and 18% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 8% below the average management fees for their Expense Groups and 9% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; (4) in three of seven product categories, the Funds receive proportionally better pricing than the industry in relation to Janus institutional clients; and (5) in seven of eight strategies, Janus Capital has lower management fees than funds subadvised by Janus Capital’s portfolio managers.

The Trustees considered the fees for each Fund for its fiscal year ended in 2016, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were

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reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to waive 11 basis points of management fees effective February 1, 2018 and also has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

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Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses effective June 5, 2017.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective February 1, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group averages for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Funds, and considered profitability data of other fund managers. The Trustees also considered the financial information, estimated profitability and corporate structure of Janus Capital’s parent company before and after the Transaction. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. The Trustees also noted that the Trustees’ independent fee consultant reviewed the overall profitability of Janus Capital’s parent company prior to the Transaction, and the independent fee consultant found that, while assessing the reasonableness of Fund expenses in light of such profits was dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons were limited in accuracy by differences in complex size, business mix, institutional account orientation and other factors, after accepting these limitations, the level of profit earned by Janus Capital’s parent company was reasonable. In this regard, the independent consultant concluded that the profitability of Janus Capital’s parent company did not show excess nor did it show any insufficiency that could limit the ability to invest the resources needed to drive strong future investment performance on behalf of the Funds.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Fund. The Trustees also considered such estimated profitability taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Fund was reasonable, including after taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. The Trustees also considered that the estimated profitability for an individual Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Funds was not a material factor in the Board’s approval of the reasonableness of any Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

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Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 86% of these Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus complex. The independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Funds, Janus Capital appeared to be investing to increase the likelihood that these Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

January 2017

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the

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investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the proposed transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which Janus Capital advised the Trustees was expected to close in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements both prior to the close of the Transaction, and afterwards, if the Transaction were not to close. If the Transaction closes, all such agreements would be replaced by new investment advisory agreements and subadvisory agreements, as applicable, for each Fund, assuming requisite Fund shareholder approvals have been obtained.

At a meeting held on January 26, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2017 through February 1, 2018, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided

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its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2016, approximately 76% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2016, approximately 47% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the

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Additional Information (unaudited)

bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

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• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, Intech Emerging Markets Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, Intech Global Income Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson International Managed Volatility Fund (formerly, Intech International Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, Intech U.S. Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

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Additional Information (unaudited)

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

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• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen Intech U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

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Additional Information (unaudited)

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 12% below the average total expenses of their respective Broadridge Expense Group peers and 20% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 11% below the average management fees for their Expense Groups and 13% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; and (4) in the majority of cases, the Funds receive proportionally better pricing than the industry in relation to Janus institutional and subadvised accounts.

The Trustees considered the fees for each Fund for its fiscal year ended in 2015, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share

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Additional Information (unaudited)

classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s total expenses exceeded the peer group average for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group average due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one- half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, Intech Emerging Markets Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, Intech Global Income Managed Volatility Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund (formerly, Intech International Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, Intech U.S. Managed Volatility Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s

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Additional Information (unaudited)

expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to

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limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen Intech U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the

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Additional Information (unaudited)

Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 91% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 83% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a

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Additional Information (unaudited)

subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

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Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the

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Useful Information About Your Portfolio Report (unaudited)

period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Shareholder Meeting (unaudited)

Special meetings of shareholders were held on April 6, 2017 and adjourned and reconvened on April 18, 2017 (together, the "meeting"). At the meeting, the following matters were voted on and approved by shareholders.  Each vote reported represents one dollar of net asset value held on the record date for the meeting.  The results of the meeting are noted below.

Proposals
1. For all Portfolios, to approve a new investment advisory agreement between the Trust, on behalf of the Portfolio, and Janus Capital Management LLC.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BNV	Total
2,638,178,774.950	2,370,873,935.428	100,178,894.048	110,214,167.941	(1.627)	2,581,266,995.790

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
89.868	3.797	4.178	0.000	97.843	91.849	3.881	4.270	0.000	100.000

4. To elect an additional Trustee to the Board of Trustees of the Trust. - Diane L. Wallace.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BNV	Total
7,198,647,378.476	6,547,141,899.530	651,505,478.946	0.000	0.000	7,198,647,378.476

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
80.347	7.995	0.000	0.000	88.342	90.950	9.050	0.000	0.000	100.000

Alan A. Brown, William D. Cvengros, Raudline Etienne, William F. McCalpin, Gary A. Poliner, James T. Rothe, William D. Stewart and Linda S. Wolf continue to serve as Trustees following the meeting.

5. For all Portfolios, except Global Unconstrained Bond Portfolio, to approve a proposal that would authorize the Adviser to enter into and materially amend sub-advisory agreements in the future with wholly-owned subadvisers and unaffiliated sub-advisers, with the approval of the Board of Trustees of the Trust, but without obtaining additional shareholder approval.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BNV	Total
2,638,178,774.950	2,114,660,169.894	279,702,102.306	186,904,723.606	(0.016)	2,581,266,995.790

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
80.156	10.602	7.085	0.000	97.843	81.923	10.836	7.241	0.000	100.000

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Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2017:

Capital Gain Distributions	$5,766,022
Dividends Received Deduction Percentage	66%

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Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Portfolio’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Portfolio’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 58 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	63

Director of Mutual Fund Directors Forum (a non-profit
organization serving
independent directors of U.S. mutual funds), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a
private grantmaking
foundation).

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TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	63

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of
MotiveQuest LLC (strategic social market research
company) (2003-2016); Director of Nuveen Global
Investors LLC (2007-2011); Director of Communities in
Schools (2004-2010); and
Director of Mutual Fund Education Alliance (until
2010).

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TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	63

Advisory Board Member, Innovate Partners Emerging
Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National
Retirement Partners
Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a
special purpose acquisition
corporation) (2007-2009); Director of RemedyTemp, Inc.
(temporary help services company) (1996-2006); and
Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts
(1987-1994).

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TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	63	Director of Brightwood Capital Advisors, LLC (since 2014).

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TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	63

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	63	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004-2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	63	None

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TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	6/17-Present	Retired.

Formerly, Independent Trustee,
Henderson Global Funds (13
portfolios) (2015-2017); Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) 2013-2017; Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC; and Treasurer for Driehau Mutual Funds.

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TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	63

Director of Chicago
Community Trust (Regional Community Foundation),
Chicago Council on Global Affairs, InnerWorkings (U.S.
provider of print procurement
solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Walmart (until 2017), Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL)
(until 2014).

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jeremiah Buckley 151 Detroit Street Denver, CO 80206 DOB: 1976	Executive Vice President and Co-Portfolio Manager Janus Henderson Balanced Portfolio	12/15-Present	Portfolio Manager for other Janus Henderson accounts.
Marc Pinto 151 Detroit Street Denver, CO 80206 DOB: 1961	Executive Vice President and Co-Portfolio Manager Janus Henderson Balanced Portfolio	5/05-Present	Vice President of Janus Capital and Portfolio Manager for other Janus Henderson accounts.
Mayur Saigal 151 Detroit Street Denver, CO 80206 DOB: 1975	Executive Vice President and Co-Portfolio Manager Janus Henderson Balanced Portfolio	12/15-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for Janus Capital.
Darrell Watters 151 Detroit Street Denver, CO 80206 DOB: 1963	Executive Vice President and Co-Portfolio Manager Janus Henderson Balanced Portfolio	12/15-Present	Vice President of Janus Capital and Portfolio Manager for other Janus Henderson accounts.

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Janus Henderson VIT Balanced Portfolio

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

84	DECEMBER 31, 2017

Janus Henderson VIT Balanced Portfolio

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Senior Vice President and Head of Compliance, North America for Janus
Henderson (since September 2017); Formerly, Vice President, Head of Global
Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017-September
2017); Vice President, Compliance at Janus
Capital Group Inc. and Janus Capital Management LLC (2005-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC
(2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Perkins and Intech are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Portfolios distributed by Janus Henderson Distributors

109-02-81113 02-18

ANNUAL REPORT December 31, 2017

Janus Henderson VIT Enterprise Portfolio (formerly named Janus Aspen Enterprise Portfolio)

Janus Aspen Series

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Enterprise Portfolio

Janus Henderson VIT Enterprise Portfolio (unaudited)

PORTFOLIO SNAPSHOT

We believe that investing in companies with sustainable growth and high return on invested capital can drive consistent returns and allow us to outperform our benchmark and peers over time with moderate risk. We seek to identify mid-cap companies with high-quality management teams that wisely allocate capital to fund and drive growth over time.

Philip Cody Wheaton co-portfolio manager	Brian Demain co-portfolio manager

PERFORMANCE OVERVIEW

During the 12 months ended December 31, 2017, Janus Henderson VIT Enterprise Portfolio’s Institutional Shares and Service Shares returned 27.42% and 27.09%, respectively. Meanwhile, the Portfolio’s benchmark, the Russell Midcap® Growth Index, returned 25.27%.

INVESTMENT ENVIRONMENT

Mid-cap stocks registered strong gains in 2017. Equities enjoyed a strong start to the year, as investors considered the potential impact of some of the Trump administration’s proposed corporate tax cuts and pro-growth initiatives. Strong corporate earnings and signs of a strengthening global economy continued to bolster stocks throughout the year. U.S. equities continued to climb higher in the fourth quarter as corporate tax reform appeared likely, and was eventually signed into law. Volatility remained low throughout most of the year. Technology and financials were two of the highest returning sectors within the Russell Midcap Growth Index.

PERFORMANCE DISCUSSION

The portfolio outperformed its benchmark, the Russell Midcap Growth Index, during the year. Our Fund tends to emphasize “durable growth” companies that we believe have more predictable business models, recurring revenue streams, strong free cash flow growth and strong competitive positioning that should allow those companies to take market share and experience sustainable long-term growth across a variety of economic environments. We believe a collection of these higher-quality growth companies can help drive relative outperformance over full market cycles. This year, some of our top contributors to performance were longtime holdings in the portfolio that exemplify many of the characteristics we typically seek in companies.

Semiconductor equipment manufacturer Lam Research was our top contributor to performance. Many of the businesses Lam serves are in the memory market. Those customers have enjoyed healthy end markets due to the growth in machine learning and the Internet of Things (IoT). A strong spending cycle by these companies has led to strong demand for Lam’s equipment, and that has shown through in its last several earnings reports.

ON Semiconductor was another large contributor. Strong earnings results have helped demonstrate the significant synergies and costs savings ON can achieve from its recent acquisition of Fairchild, and that helped lift the stock during the period. Going forward, we continue to like the company’s growth prospects, and also its potential to improve margins. We also like that ON produces semiconductors for a wide range of fast-growing industrial end markets, including power management and automobiles, where image sensors are becoming more prevalent. We believe the diversity of its end markets should create a more stable earnings profile for the company.

Atlassian Corp. was another top contributor. Third-quarter earnings that handily beat consensus expectations helped drive the stock during the period. We continue to see upside for the Australian software company. Atlassian’s software tools allow various business teams to collaborate with each other. We like the recurring revenue streams its subscription-based services provide. We also like that Atlassian’s offerings are valuable to the businesses that use them, but represent a relatively low cost for those companies. We believe this gives Atlassian a strong degree of pricing power for its services. Finally, we like that many of Atlassian’s services have gained traction virally, allowing the company to grow without a large sales force.

While generally pleased with our relative performance this year, we still held some stocks that detracted from results. World Fuel Services was our largest detractor. The fuel logistics company has had difficulties managing its costs, which has negatively affected the stock. We believe World Fuel Services will ultimately address its cost issues. We

Janus Aspen Series	1

Janus Henderson VIT Enterprise Portfolio (unaudited)

continue to hold the stock, and believe their business linking fuel buyers and sellers in transportation markets around the world is valuable to clients. We also believe the company can continue to take share within the fragmented industries in which it operates.

Ritchie Brothers Auctioneers was another large detractor. The company conducts worldwide public auctions of heavy industrial equipment used in construction, transportation and agriculture. Auction proceeds were a little soft early in the period, which negatively affected the stock. Our long-term view of the company remains unchanged, however. We believe that earnings for auctioneers such as Ritchie Bros. are less economically sensitive than many other industrial companies: in strong economic environments, companies must buy heavy equipment to expand; in weak economic environments, they must sell the equipment that is not being used.

Omnicom Group also detracted from performance this year. Fear that online platforms will allow traditional advertisers to bypass advertising agencies such as Omnicom has weighed on the stock. While we acknowledge Omnicom’s competitive environment is evolving, we feel those concerns are more than reflected in the stock’s valuation, and continue to own the company.

DERIVATIVES

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

We have a positive outlook for the broader economy, but expect more modest returns for mid-cap stocks from here. For the first time since the financial crisis, we see signs of a coordinated, global economic expansion. A stronger economy coupled with U.S. corporate tax cuts could provide a significant near-term boost to earnings in 2018, but we believe much of the optimism is already reflected in valuations, which are on the high end of historical averages.

As valuations have risen, it has become more challenging to find new, reasonably valued stocks that fit the investment criteria we typically seek in our portfolio. Despite the challenge, we are not veering from our investment approach. A focus on durable growth companies has served our clients well through the years and we believe it is the best way to add value through an entire market cycle. But we’ve had to dig a little deeper to find those reasonably valued, durable growth companies. On the margins, we’ve trimmed some stocks that have reached our valuation targets, and invested in some new positions where the sustainability of earnings growth is less appreciated by the market.

While we’ve made incremental changes to the portfolio, we head into 2018 with the same structural positioning we have maintained for the last few years. We continue to maintain an overweight to the technology and health care sectors. Those sectors include companies exposed to a few important themes within our portfolio that we believe provide some of the best long-term growth opportunities in the market: innovative health care treatments and devices, the digitization of the car and home, and the integration of software to automate functions in nearly every industry. The latter theme is particularly promising in the mid-cap space, where we find a number of companies creating specially tailored software solutions that address the unique needs of a niche vertical or industry.

Going forward, we are also likely to maintain our underweights to the consumer staples and consumer discretionary sectors. Within the consumer staples sector, we find a dearth of reasonably valued growth companies. We also believe new distribution channels and new marketing methods that make it easier to reach consumers have whittled away the barriers to entry many consumer staples companies once enjoyed.

Within the consumer discretionary sector, meanwhile, we are underexposed to brick and mortar retail companies within the index. Many of those stocks enjoyed gains this quarter because they stand to disproportionately benefit from U.S. tax cuts, but the long-term fundamental backdrop for mid-cap retailers hasn’t changed. E-commerce sites continue to take sales from these companies, who at the same time must make major investments to try and create better online and digital sales channels of their own.

Underweights to both sectors were large contributors to our relative performance in 2017. Given the challenging backdrop companies in both sectors face, we believe the underweights remain justified.

Thank you for your investment in Janus Henderson VIT Enterprise Portfolio.

2	DECEMBER 31, 2017

Janus Henderson VIT Enterprise Portfolio (unaudited)

Portfolio At A Glance

December 31, 2017

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Lam Research Corp	0.88%	World Fuel Services Corp	-0.34%
	ON Semiconductor Corp	0.85%	TESARO Inc	-0.16%
	Atlassian Corp PLC	0.83%	Ritchie Bros Auctioneers Inc	-0.15%
	LPL Financial Holdings Inc	0.80%	Omnicom Group Inc	-0.14%
	TE Connectivity Ltd	0.79%	Celgene Corp	-0.12%

	5 Top Performers - Sectors*
		Portfolio	Portfolio Weighting	Russell Midcap Growth Index
		Contribution	(Average % of Equity)	Weighting
	Consumer Discretionary	2.44%	9.42%	19.97%
	Information Technology	1.15%	35.19%	25.32%
	Consumer Staples	1.14%	0.00%	5.51%
	Industrials	0.77%	17.79%	15.72%
	Real Estate	0.06%	4.12%	4.22%

	5 Bottom Performers - Sectors*
		Portfolio	Portfolio Weighting	Russell Midcap Growth Index
		Contribution	(Average % of Equity)	Weighting
	Other**	-1.16%	4.57%	0.00%
	Health Care	-0.65%	18.85%	15.06%
	Energy	-0.17%	0.62%	1.84%
	Materials	-0.15%	1.82%	5.84%
	Utilities	-0.02%	0.00%	0.03%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

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Janus Henderson VIT Enterprise Portfolio (unaudited)

Portfolio At A Glance

December 31, 2017

5 Largest Equity Holdings - (% of Net Assets)
Sensata Technologies Holding NV
Electrical Equipment	2.5%
TD Ameritrade Holding Corp
Capital Markets	2.4%
TE Connectivity Ltd
Electronic Equipment, Instruments & Components	2.2%
Lamar Advertising Co
Equity Real Estate Investment Trusts (REITs)	2.0%
Crown Castle International Corp
Equity Real Estate Investment Trusts (REITs)	2.0%
11.1%

Asset Allocation - (% of Net Assets)
Common Stocks	94.8%
Investment Companies	5.8%
Preferred Stocks	0.1%
Other	(0.7)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2017	As of December 31, 2016

4	DECEMBER 31, 2017

Janus Henderson VIT Enterprise Portfolio (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2017					per the May 1, 2017 prospectuses
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Institutional Shares	27.42%	17.28%	10.16%	11.07%	0.74%
Service Shares	27.09%	16.98%	9.88%	10.79%	0.98%
Russell Midcap Growth Index	25.27%	15.30%	9.10%	9.84%
Morningstar Quartile - Class Institutional Shares	1st	1st	1st	1st
Morningstar Ranking - based on total returns for Mid-Cap Growth Funds	157/635	21/585	39/528	21/149

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

High absolute short-term performance is not typical and may not be achieved in the future. Such results should not be the sole basis for evaluating material facts in making an investment decision.

Returns shown do not represent actual returns since they do not include insurance charges. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Performance for Service Shares prior to December 31, 1999 reflects the performance of Institutional Shares, adjusted to reflect the expenses of Service Shares.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

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Janus Henderson VIT Enterprise Portfolio (unaudited)

Performance

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Portfolio Report.”

*The Portfolio’s inception date – September 13, 1993

6	DECEMBER 31, 2017

Janus Henderson VIT Enterprise Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/17)	Ending Account Value (12/31/17)	Expenses Paid During Period (7/1/17 - 12/31/17)†	Beginning Account Value (7/1/17)	Ending Account Value (12/31/17)	Expenses Paid During Period (7/1/17 - 12/31/17)†	Net Annualized Expense Ratio (7/1/17 - 12/31/17)
Institutional Shares	$1,000.00	$1,114.50	$3.89	$1,000.00	$1,021.53	$3.72	0.73%
Service Shares	$1,000.00	$1,113.20	$5.17	$1,000.00	$1,020.32	$4.94	0.97%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

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Janus Henderson VIT Enterprise Portfolio

Schedule of Investments

December 31, 2017

Shares		Value
Common Stocks – 94.8%
Aerospace & Defense – 2.5%
HEICO Corp	148,505	$11,739,320
Teledyne Technologies Inc*	96,017	17,393,480
		29,132,800
Airlines – 1.1%
Ryanair Holdings PLC (ADR)*	126,751	13,206,187
Banks – 0.6%
SVB Financial Group*	28,845	6,743,096
Biotechnology – 3.2%
ACADIA Pharmaceuticals Inc*	169,965	5,117,646
Alkermes PLC*	98,759	5,405,080
Celgene Corp*	101,694	10,612,786
Neurocrine Biosciences Inc*	128,843	9,996,928
Puma Biotechnology Inc*	46,355	4,582,192
TESARO Inc*	29,109	2,412,263
		38,126,895
Building Products – 1.0%
AO Smith Corp	187,700	11,502,256
Capital Markets – 5.0%
LPL Financial Holdings Inc	319,066	18,231,431
MSCI Inc	105,286	13,322,890
TD Ameritrade Holding Corp	540,679	27,644,917
		59,199,238
Commercial Services & Supplies – 1.8%
Edenred	321,747	9,320,037
Ritchie Bros Auctioneers Inc	377,759	11,306,327
		20,626,364
Communications Equipment – 0.8%
Harris Corp	62,566	8,862,474
Containers & Packaging – 1.6%
Sealed Air Corp	385,812	19,020,532
Diversified Consumer Services – 1.6%
ServiceMaster Global Holdings Inc*	363,409	18,631,979
Electrical Equipment – 3.1%
AMETEK Inc	88,897	6,442,366
Sensata Technologies Holding NV*	581,594	29,725,269
		36,167,635
Electronic Equipment, Instruments & Components – 7.3%
Amphenol Corp	87,868	7,714,810
Belden Inc	126,193	9,738,314
Dolby Laboratories Inc	130,135	8,068,370
Flex Ltd*	938,916	16,891,099
National Instruments Corp	424,583	17,675,390
TE Connectivity Ltd†	269,380	25,601,875
		85,689,858
Equity Real Estate Investment Trusts (REITs) – 4.0%
Crown Castle International Corp	207,128	22,993,279
Lamar Advertising Co	314,915	23,379,290
		46,372,569
Health Care Equipment & Supplies – 7.7%
Boston Scientific Corp*	767,941	19,037,257
Cooper Cos Inc	42,919	9,351,192
DexCom Inc*	98,410	5,647,750
ICU Medical Inc*	36,953	7,981,848
STERIS PLC	200,955	17,577,534
Teleflex Inc	63,436	15,784,146
Varian Medical Systems Inc*	136,494	15,171,308
		90,551,035

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2017

Janus Henderson VIT Enterprise Portfolio

Schedule of Investments

December 31, 2017

Shares		Value
Common Stocks – (continued)
Health Care Providers & Services – 0.6%
Henry Schein Inc*	92,326	$6,451,741
Health Care Technology – 1.4%
athenahealth Inc*	124,917	16,618,958
Hotels, Restaurants & Leisure – 2.3%
Dunkin' Brands Group Inc	245,287	15,813,653
Norwegian Cruise Line Holdings Ltd*	212,539	11,317,702
		27,131,355
Industrial Conglomerates – 0.6%
Carlisle Cos Inc	65,874	7,486,580
Information Technology Services – 8.7%
Amdocs Ltd	284,522	18,630,501
Broadridge Financial Solutions Inc	148,233	13,426,945
Euronet Worldwide Inc*	45,657	3,847,515
Fidelity National Information Services Inc	149,756	14,090,542
Gartner Inc*	82,390	10,146,328
Global Payments Inc	131,626	13,194,190
Jack Henry & Associates Inc	80,316	9,393,759
WEX Inc*	138,445	19,552,587
		102,282,367
Insurance – 2.6%
Aon PLC	145,017	19,432,278
Intact Financial Corp	129,280	10,799,735
		30,232,013
Internet & Direct Marketing Retail – 0.3%
Wayfair Inc*	46,704	3,748,930
Internet Software & Services – 3.1%
Cimpress NV*	169,933	20,371,568
CoStar Group Inc*	53,172	15,789,425
		36,160,993
Leisure Products – 0.6%
Polaris Industries Inc#	55,531	6,885,289
Life Sciences Tools & Services – 4.5%
IQVIA Holdings Inc*	161,024	15,764,250
PerkinElmer Inc	286,676	20,961,749
Waters Corp*	85,268	16,472,925
		53,198,924
Machinery – 2.4%
Middleby Corp*	53,089	7,164,361
Rexnord Corp*	561,124	14,600,446
Wabtec Corp/DE#	72,013	5,864,019
		27,628,826
Media – 0.8%
Omnicom Group Inc	131,359	9,566,876
Oil, Gas & Consumable Fuels – 0.4%
World Fuel Services Corp	178,144	5,012,972
Professional Services – 2.6%
IHS Markit Ltd*	184,414	8,326,292
Verisk Analytics Inc*,†	234,959	22,556,064
		30,882,356
Road & Rail – 1.8%
Canadian Pacific Railway Ltd	49,264	9,003,489
Old Dominion Freight Line Inc	91,975	12,099,311
		21,102,800
Semiconductor & Semiconductor Equipment – 7.9%
KLA-Tencor Corp	152,971	16,072,663
Lam Research Corp	93,381	17,188,641
Microchip Technology Inc	233,344	20,506,271
ON Semiconductor Corp*	980,693	20,535,711

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

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Janus Henderson VIT Enterprise Portfolio

Schedule of Investments

December 31, 2017

Shares		Value
Common Stocks – (continued)
Semiconductor & Semiconductor Equipment – (continued)
Xilinx Inc	271,663	$18,315,519
		92,618,805
Software – 8.6%
Atlassian Corp PLC*	349,128	15,892,307
Constellation Software Inc/Canada	36,314	22,017,818
Intuit Inc	72,594	11,453,881
Nice Ltd (ADR)	246,748	22,678,609
SS&C Technologies Holdings Inc	477,363	19,323,654
Ultimate Software Group Inc*	43,557	9,505,444
		100,871,713
Specialty Retail – 1.2%
Tractor Supply Co	105,598	7,893,451
Williams-Sonoma Inc	111,577	5,768,531
		13,661,982
Textiles, Apparel & Luxury Goods – 2.8%
Carter's Inc	81,395	9,563,099
Gildan Activewear Inc	503,751	16,271,157
Lululemon Athletica Inc*	96,359	7,572,854
		33,407,110
Trading Companies & Distributors – 0.3%
Ferguson PLC	56,557	4,046,031
Total Common Stocks (cost $651,736,554)		1,112,829,539
Preferred Stocks – 0.1%
Electronic Equipment, Instruments & Components – 0.1%
Belden Inc, 6.7500% (cost $1,200,000)	12,000	1,236,600
Investment Companies – 5.8%
Investments Purchased with Cash Collateral from Securities Lending – 0.6%
Janus Cash Collateral Fund LLC, 1.2573%ºº,£	6,842,000	6,842,000
Money Markets – 5.2%
Janus Cash Liquidity Fund LLC, 1.2731%ºº,£	61,393,542	61,393,542
Total Investment Companies (cost $68,235,542)		68,235,542
Total Investments (total cost $721,172,096) – 100.7%		1,182,301,681
Liabilities, net of Cash, Receivables and Other Assets – (0.7)%		(8,001,794)
Net Assets – 100%		$1,174,299,887

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$1,047,759,984	88.6%
Canada	69,398,526	5.9
Israel	22,678,609	1.9
Australia	15,892,307	1.4
Ireland	13,206,187	1.1
France	9,320,037	0.8
United Kingdom	4,046,031	0.3

Total	$1,182,301,681	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2017

Janus Henderson VIT Enterprise Portfolio

Schedule of Investments

December 31, 2017

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 12/31/17
Investment Companies – 5.8%
Investments Purchased with Cash Collateral from Securities Lending – 0.6%
Janus Cash Collateral Fund LLC, 1.2573%ºº	$75,695∆	$—	$—	$6,842,000
Money Markets – 5.2%
Janus Cash Liquidity Fund LLC, 1.2731%ºº	432,846	—	—	61,393,542

Total Affiliated Investments – 5.8%	$508,541	$—	$—	$68,235,542

(1) For securities that were affiliated for a portion of the year ended December 31, 2017, this column reflects amounts for the entire year ended December 31, 2017 and not just the period in which the security was affiliated.

	Share Balance at 12/31/16	Purchases	Sales	Share Balance at 12/31/17
Investment Companies – 5.8%
Investments Purchased with Cash Collateral from Securities Lending – 0.6%
Janus Cash Collateral Fund LLC, 1.2573%ºº	6,464,316	87,950,437	(87,572,753)	6,842,000
Money Markets – 5.2%
Janus Cash Liquidity Fund LLC, 1.2731%ºº	30,395,468	165,249,074	(134,251,000)	61,393,542

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	11

Janus Henderson VIT Enterprise Portfolio

Schedule of Investments

December 31, 2017

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Unrealized Appreciation/ (Depreciation)
Bank of America:
Euro	2/8/18	(415,000)	$491,545	$(7,529)
Barclays Capital, Inc.:
Canadian Dollar	2/1/18	(4,043,000)	3,146,867	(71,836)
Euro	2/1/18	(3,577,000)	4,278,950	(21,078)

				(92,914)
Citibank NA:
Canadian Dollar	2/1/18	(4,325,000)	3,366,964	(76,244)
Euro	2/1/18	(4,096,000)	4,896,973	(26,962)

				(103,206)
Credit Suisse International:
Canadian Dollar	2/22/18	(7,539,000)	5,932,618	(70,784)
HSBC Securities (USA), Inc.:
Canadian Dollar	2/8/18	(7,768,000)	6,056,580	(128,166)
Euro	2/8/18	(2,373,000)	2,809,157	(44,584)

				(172,750)
JPMorgan Chase & Co.:
Euro	2/1/18	(7,358,000)	8,807,416	(37,876)
Total				$(485,059)

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2017.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of December 31, 2017

Currency Contracts

Liability Derivatives:
Forward foreign currency exchange contracts	$485,059

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	DECEMBER 31, 2017

Janus Henderson VIT Enterprise Portfolio

Schedule of Investments

December 31, 2017

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the year ended December 31, 2017.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended December 31, 2017

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$(2,362,633)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$ (547,032)

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Portfolio’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Year Ended December 31, 2017

Market Value
Forward foreign currency exchange contracts, sold	$32,102,998

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	13

Janus Henderson VIT Enterprise Portfolio

Notes to Schedule of Investments and Other Information

Russell Midcap® Growth Index	Russell Midcap® Growth Index reflects the performance of U.S. mid-cap equities with higher price-to-book ratios and higher forecasted growth values.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of December 31, 2017, is $26,352,000.

ºº	Rate shown is the 7-day yield as of December 31, 2017.

#	Loaned security; a portion of the security is on loan at December 31, 2017.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks
Commercial Services & Supplies	$11,306,327	$9,320,037	$-
Insurance	19,432,278	10,799,735	-
Software	78,853,895	22,017,818	-
Trading Companies & Distributors	-	4,046,031	-
All Other	957,053,418	-	-
Preferred Stocks	-	1,236,600	-
Investment Companies	-	68,235,542	-
Total Assets	$1,066,645,918	$115,655,763	$-
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$485,059	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

14	DECEMBER 31, 2017

Janus Henderson VIT Enterprise Portfolio

Statement of Assets and Liabilities

December 31, 2017

Assets:
Unaffiliated investments, at value(1)(2)	$1,114,066,139
Affiliated investments, at value(3)	68,235,542
Cash	243,821
Cash denominated in foreign currency(4)	55,958
Closed foreign currency contracts	18,980
Non-interested Trustees' deferred compensation	22,439
Receivables:
Portfolio shares sold	1,017,568
Dividends	345,649
Dividends from affiliates	56,085
Other assets	11,256
Total Assets	1,184,073,437
Liabilities:
Collateral for securities loaned (Note 3)	6,842,000
Forward foreign currency exchange contracts	485,059
Closed foreign currency contracts	2,471
Payables:	—
Portfolio shares repurchased	989,905
Advisory fees	654,175
Investments purchased	501,110
12b-1 Distribution and shareholder servicing fees	120,326
Transfer agent fees and expenses	54,260
Professional fees	29,203
Non-interested Trustees' deferred compensation fees	22,439
Portfolio administration fees	7,973
Non-interested Trustees' fees and expenses	7,943
Custodian fees	5,537
Accrued expenses and other payables	51,149
Total Liabilities	9,773,550
Net Assets	$1,174,299,887
Net Assets Consist of:
Capital (par value and paid-in surplus)	$653,436,486
Undistributed net investment income/(loss)	962,521
Undistributed net realized gain/(loss) from investments and foreign currency transactions	59,248,552
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	460,652,328
Total Net Assets	$1,174,299,887
Net Assets - Institutional Shares	$618,750,172
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	8,758,044
Net Asset Value Per Share	$70.65
Net Assets - Service Shares	$555,549,715
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	8,332,261
Net Asset Value Per Share	$66.67

(1) Includes cost of $652,936,554. (2) Includes $6,700,720 of securities on loan. See Note 3 in Notes to Financial Statements. (3) Includes cost of $68,235,542. (4) Includes cost of $55,958.

See Notes to Financial Statements.

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Janus Henderson VIT Enterprise Portfolio

Statement of Operations

For the year ended December 31, 2017

Investment Income:
Dividends	$9,049,233
Dividends from affiliates	432,846
Affiliated securities lending income, net	75,695
Other income	28
Foreign tax withheld	(165,250)
Total Investment Income	9,392,552
Expenses:
Advisory fees	6,685,291
12b-1Distribution and shareholder servicing fees:
Service Shares	1,221,160
Transfer agent administrative fees and expenses:
Institutional Shares	278,056
Service Shares	244,232
Other transfer agent fees and expenses:
Institutional Shares	19,009
Service Shares	9,706
Shareholder reports expense	117,425
Portfolio administration fees	89,435
Professional fees	42,743
Non-interested Trustees’ fees and expenses	28,225
Custodian fees	25,587
Registration fees	23,409
Other expenses	66,063
Total Expenses	8,850,341
Net Investment Income/(Loss)	542,211
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	62,016,869
Forward foreign currency exchange contracts	(2,362,633)
Total Net Realized Gain/(Loss) on Investments	59,654,236
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	189,285,897
Forward foreign currency exchange contracts	(547,032)
Total Change in Unrealized Net Appreciation/Depreciation	188,738,865
Net Increase/(Decrease) in Net Assets Resulting from Operations	$248,935,312

See Notes to Financial Statements.

16	DECEMBER 31, 2017

Janus Henderson VIT Enterprise Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2017	Year ended December 31, 2016

Operations:
Net investment income/(loss)	$542,211	$2,910,449
Net realized gain/(loss) on investments	59,654,236	68,045,643
Change in unrealized net appreciation/depreciation	188,738,865	24,741,659
Net Increase/(Decrease) in Net Assets Resulting from Operations	248,935,312	95,697,751
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Institutional Shares	(1,431,060)	(643,985)
Service Shares	(715,202)	(98,035)
Total Dividends from Net Investment Income	(2,146,262)	(742,020)
Distributions from Net Realized Gain from Investment Transactions
Institutional Shares	(35,399,828)	(34,561,214)
Service Shares	(32,692,941)	(31,048,820)
Total Distributions from Net Realized Gain from Investment Transactions	(68,092,769)	(65,610,034)
Net Decrease from Dividends and Distributions to Shareholders	(70,239,031)	(66,352,054)
Capital Share Transactions:
Institutional Shares	63,180,886	25,003,153
Service Shares	53,921,594	84,512,086
Net Increase/(Decrease) from Capital Share Transactions	117,102,480	109,515,239
Net Increase/(Decrease) in Net Assets	295,798,761	138,860,936
Net Assets:
Beginning of period	878,501,126	739,640,190
End of period	$1,174,299,887	$878,501,126

Undistributed Net Investment Income/(Loss)	$962,521	$2,563,393

See Notes to Financial Statements.

Janus Aspen Series	17

Janus Henderson VIT Enterprise Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during each year ended December 31	2017	2016	2015		2014	2013
Net Asset Value, Beginning of Period	$59.27	$57.33	$61.75		$58.96	$44.77
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.11(1)	0.28(1)	0.27(1)		0.27(1)	0.22
Net realized and unrealized gain/(loss)	15.67	6.50	2.55		6.79	14.23
Total from Investment Operations	15.78	6.78	2.82		7.06	14.45
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	(0.09)	(0.40)		(0.10)	(0.26)
Distributions (from capital gains)	(4.23)	(4.75)	(6.84)		(4.17)	—
Total Dividends and Distributions	(4.40)	(4.84)	(7.24)		(4.27)	(0.26)
Net Asset Value, End of Period	$70.65	$59.27	$57.33		$61.75	$58.96
Total Return*	27.42%	12.36%	4.05%		12.50%	32.38%
Net Assets, End of Period (in thousands)	$618,750	$459,250	$418,158		$417,895	$407,049
Average Net Assets for the Period (in thousands)	$556,940	$435,190	$427,941		$402,634	$373,893
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.73%	0.72%	0.68%		0.68%	0.69%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.73%	0.72%	0.68%		0.68%	0.69%
Ratio of Net Investment Income/(Loss)	0.17%	0.48%	0.44%		0.45%	0.28%
Portfolio Turnover Rate	14%	20%	22%		16%	15%
				1

Service Shares
For a share outstanding during each year ended December 31	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$56.22	$54.67	$59.26	$56.80	$43.18
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.05)(1)	0.12(1)	0.11(1)	0.12(1)	(0.03)
Net realized and unrealized gain/(loss)	14.82	6.19	2.45	6.53	13.83
Total from Investment Operations	14.77	6.31	2.56	6.65	13.80
Less Dividends and Distributions:
Dividends (from net investment income)	(0.09)	(0.01)	(0.31)	(0.02)	(0.18)
Distributions (from capital gains)	(4.23)	(4.75)	(6.84)	(4.17)	—
Total Dividends and Distributions	(4.32)	(4.76)	(7.15)	(4.19)	(0.18)
Net Asset Value, End of Period	$66.67	$56.22	$54.67	$59.26	$56.80
Total Return*	27.09%	12.10%	3.77%	12.24%	32.04%
Net Assets, End of Period (in thousands)	$555,550	$419,251	$321,482	$278,240	$260,670
Average Net Assets for the Period (in thousands)	$489,237	$373,400	$299,393	$262,698	$234,925
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.98%	0.97%	0.94%	0.93%	0.94%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.98%	0.97%	0.94%	0.93%	0.94%
Ratio of Net Investment Income/(Loss)	(0.08)%	0.22%	0.19%	0.20%	0.03%
Portfolio Turnover Rate	14%	20%	22%	16%	15%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	DECEMBER 31, 2017

Janus Henderson VIT Enterprise Portfolio

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson VIT Enterprise Portfolio (formerly named Janus Aspen Enterprise Portfolio) (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 12 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks long-term growth of capital. The Portfolio is classified as diversified, as defined in the 1940 Act.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including other portfolios, participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that

Janus Aspen Series	19

Janus Henderson VIT Enterprise Portfolio

Notes to Financial Statements

market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2017 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

20	DECEMBER 31, 2017

Janus Henderson VIT Enterprise Portfolio

Notes to Financial Statements

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the year ended December 31, 2017 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Portfolio may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets that it

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Janus Henderson VIT Enterprise Portfolio

Notes to Financial Statements

would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s Management LLC (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Portfolio may enter

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into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Portfolio is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the year, the Portfolio entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Portfolio.

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be

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heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Portfolio may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Portfolio does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments as of December 31, 2017” table located in the Portfolio’s Schedule of Investments.

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Notes to Financial Statements

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Deutsche Bank AG	$6,700,720	$—	$(6,700,720)	$—

Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Bank of America	$7,529	$—	$—	$7,529
Barclays Capital, Inc.	92,914	—	—	92,914
Citibank NA	103,206	—	—	103,206
Credit Suisse International	70,784	—	—	70,784
HSBC Securities (USA), Inc.	172,750	—	—	172,750
JPMorgan Chase & Co.	37,876	—	—	37,876

Total	$485,059	$—	$—	$485,059
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The Portfolio does not exchange collateral on its forward currency contracts with its counterparties; however, the Portfolio may segregate cash or high-grade securities in an amount at all times equal to or greater than the Portfolio’s commitment with respect to these contracts. Such segregated assets, if with the Portfolio’s custodian, are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Portfolio’s corresponding forward currency contracts.

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending

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and Repurchase Agreement. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of December 31, 2017, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $6,700,720 for equity securities. Gross amounts of recognized liabilities for securities lending (collateral received) as of December 31, 2017 is $6,842,000, resulting in the net amount due to the counterparty of $141,280.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Portfolio’s contractual investment advisory fee rate (expressed as an annual rate) is 0.64% of its average daily net assets.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. Janus Services receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing investors, and answering inquiries regarding accounts. Janus Services expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio. Any unused portion will be reimbursed to the applicable share class at least annually.

In addition, Janus Services provides or arranges for the provision of certain other internal administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for these internal services

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related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and servicing fees, and the payments may exceed 12b-1 distribution and servicing fees actually incurred. If any of the Portfolio’s actual 12b-1 distribution and servicing fees incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio and providing personnel to serve as officers to the Portfolio. The Portfolio reimburses Janus Capital for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These costs include some or all of the salaries, fees, and expenses of Janus Capital employees and Portfolio officers, including the Portfolio’s Chief Compliance Officer and compliance staff, who provide specified administration and compliance services to the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Portfolio. These amounts are disclosed as “Portfolio administration fees” on the Statement of Operations. Total compensation of $17,105 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended December 31, 2017. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of December 31, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended December 31, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $416,450 were paid by the Trust to the Trustees under the Deferred Plan during the year ended December 31, 2017.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Portfolio's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

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Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended December 31, 2017 can be found in a table located in the Schedule of Investments.

The Portfolio is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Portfolio and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Portfolio from or to another fund or account that is or could be considered an affiliate of the Portfolio under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended December 31, 2017, the Portfolio engaged in cross trades amounting to $2,335,953 in purchases.

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 1,253,200	$ 58,630,178	$ -	$ -	$ -	$ (14,383)	$460,994,406

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2017 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 721,307,275	$465,577,916	$ (4,583,510)	$ 460,994,406

Information on the tax components of derivatives as of December 31, 2017 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ (485,059)	$ -	$ -	$ -

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

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Notes to Financial Statements

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended December 31, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 6,165,712	$ 64,073,319	$ -	$ -

For the year ended December 31, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 6,166,666	$ 60,185,388	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Portfolio:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ -	$ 3,179	$ (3,179)

6. Capital Share Transactions

	Year ended December 31, 2017		Year ended December 31, 2016
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	1,890,480	$121,760,466	979,051	$ 56,320,924
Reinvested dividends and distributions	576,744	36,830,888	632,158	35,205,199
Shares repurchased	(1,457,793)	(95,410,468)	(1,156,822)	(66,522,970)
Net Increase/(Decrease)	1,009,431	$ 63,180,886	454,387	$ 25,003,153
Service Shares:
Shares sold	2,014,812	$125,011,366	2,029,144	$110,199,332
Reinvested dividends and distributions	553,573	33,408,143	589,542	31,146,855
Shares repurchased	(1,693,457)	(104,497,915)	(1,041,304)	(56,834,101)
Net Increase/(Decrease)	874,928	$ 53,921,594	1,577,382	$ 84,512,086

7. Purchases and Sales of Investment Securities

For the year ended December 31, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$147,325,422	$ 135,040,478	$ -	$ -

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8. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X was August 1, 2017. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

9. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson merged with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger was effective May 30, 2017.

The consummation of the Merger may have been deemed to be an “assignment” (as defined in the 1940 Act) of the advisory agreement between the Portfolio and Janus Capital in effect on the date of the Merger. As a result, the consummation of the Merger may have caused the investment advisory agreement to terminate automatically in accordance with its terms.

On December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Portfolio and Janus Capital in order to permit Janus Capital to continue to provide advisory services to the Portfolio following the closing of the Merger (the “Post-Merger Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post-Merger Advisory Agreement, among other proposals, to Portfolio shareholders for approval.

Special Meeting(s) of Shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017.

Approval of Advisory Agreements

On April 18, 2017, shareholders of the Portfolio approved the Post-Merger Advisory Agreement with Janus Capital. The Post- Merger Advisory Agreement took effect upon the consummation of the Merger.

10. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2017 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Aspen Series and Shareholders of Janus Henderson VIT Enterprise Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson VIT Enterprise Portfolio (one of the portfolios constituting Janus Aspen Series, referred to hereafter as the “Portfolio”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
February 16, 2018

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Portfolio shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) . Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

December 2017

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 14 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which closed in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements prior to the close of the Transaction as well as the services provided after the Transaction closed.

At a meeting held on December 7, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2018 through February 1, 2019, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

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agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2017, approximately 70% of the Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2017, approximately 46% of the Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge

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quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

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• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that

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the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

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• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

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• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of

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that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% below the average total expenses of their respective Broadridge Expense Group peers and 18% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 8% below the average management fees for their Expense Groups and 9% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; (4) in three of seven product categories, the Funds receive proportionally better pricing than the industry in relation to Janus institutional clients; and (5) in seven of eight strategies, Janus Capital has lower management fees than funds subadvised by Janus Capital’s portfolio managers.

The Trustees considered the fees for each Fund for its fiscal year ended in 2016, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were

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reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to waive 11 basis points of management fees effective February 1, 2018 and also has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

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Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses effective June 5, 2017.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective February 1, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group averages for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Funds, and considered profitability data of other fund managers. The Trustees also considered the financial information, estimated profitability and corporate structure of Janus Capital’s parent company before and after the Transaction. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. The Trustees also noted that the Trustees’ independent fee consultant reviewed the overall profitability of Janus Capital’s parent company prior to the Transaction, and the independent fee consultant found that, while assessing the reasonableness of Fund expenses in light of such profits was dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons were limited in accuracy by differences in complex size, business mix, institutional account orientation and other factors, after accepting these limitations, the level of profit earned by Janus Capital’s parent company was reasonable. In this regard, the independent consultant concluded that the profitability of Janus Capital’s parent company did not show excess nor did it show any insufficiency that could limit the ability to invest the resources needed to drive strong future investment performance on behalf of the Funds.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Fund. The Trustees also considered such estimated profitability taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Fund was reasonable, including after taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. The Trustees also considered that the estimated profitability for an individual Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Funds was not a material factor in the Board’s approval of the reasonableness of any Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

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Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 86% of these Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus complex. The independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Funds, Janus Capital appeared to be investing to increase the likelihood that these Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

January 2017

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the

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investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the proposed transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which Janus Capital advised the Trustees was expected to close in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements both prior to the close of the Transaction, and afterwards, if the Transaction were not to close. If the Transaction closes, all such agreements would be replaced by new investment advisory agreements and subadvisory agreements, as applicable, for each Fund, assuming requisite Fund shareholder approvals have been obtained.

At a meeting held on January 26, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2017 through February 1, 2018, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided

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its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2016, approximately 76% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2016, approximately 47% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the

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Additional Information (unaudited)

bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

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• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, Intech Emerging Markets Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, Intech Global Income Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson International Managed Volatility Fund (formerly, Intech International Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, Intech U.S. Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

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• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

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• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen Intech U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

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Additional Information (unaudited)

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 12% below the average total expenses of their respective Broadridge Expense Group peers and 20% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 11% below the average management fees for their Expense Groups and 13% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; and (4) in the majority of cases, the Funds receive proportionally better pricing than the industry in relation to Janus institutional and subadvised accounts.

The Trustees considered the fees for each Fund for its fiscal year ended in 2015, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share

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Additional Information (unaudited)

classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s total expenses exceeded the peer group average for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group average due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one- half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, Intech Emerging Markets Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, Intech Global Income Managed Volatility Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund (formerly, Intech International Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, Intech U.S. Managed Volatility Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s

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expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to

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Additional Information (unaudited)

limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen Intech U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the

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Additional Information (unaudited)

Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 91% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 83% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a

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Additional Information (unaudited)

subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

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Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the

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Useful Information About Your Portfolio Report (unaudited)

period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Shareholder Meeting (unaudited)

Special meetings of shareholders were held on April 6, 2017 and adjourned and reconvened on April 18, 2017 (together, the "meeting"). At the meeting, the following matters were voted on and approved by shareholders.  Each vote reported represents one dollar of net asset value held on the record date for the meeting.  The results of the meeting are noted below.

Proposals
1. For all Portfolios, to approve a new investment advisory agreement between the Trust, on behalf of the Portfolio, and Janus Capital Management LLC.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BNV	Total
882,303,342.586	574,770,458.510	16,071,053.233	40,646,606.644	(0.028)	631,488,118.360

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
65.144	1.821	4.607	0.000	71.573	91.018	2.545	6.437	0.000	100.000

4. To elect an additional Trustee to the Board of Trustees of the Trust. - Diane L. Wallace.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BNV	Total
7,198,647,378.476	6,547,141,899.530	651,505,478.946	0.000	0.000	7,198,647,378.476

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
80.347	7.995	0.000	0.000	88.342	90.950	9.050	0.000	0.000	100.000

Alan A. Brown, William D. Cvengros, Raudline Etienne, William F. McCalpin, Gary A. Poliner, James T. Rothe, William D. Stewart and Linda S. Wolf continue to serve as Trustees following the meeting.

5. For all Portfolios, except Global Unconstrained Bond Portfolio, to approve a proposal that would authorize the Adviser to enter into and materially amend sub-advisory agreements in the future with wholly-owned subadvisers and unaffiliated sub-advisers, with the approval of the Board of Trustees of the Trust, but without obtaining additional shareholder approval.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BNV	Total
882,303,342.586	518,490,273.337	62,328,462.044	50,669,382.985	(0.006)	631,488,118.360

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
58.766	7.064	5.743	0.000	71.573	82.106	9.870	8.024	0.000	100.000

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Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2017:

Capital Gain Distributions	$64,073,319
Dividends Received Deduction Percentage	72%

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Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Portfolio’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Portfolio’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 58 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	63

Director of Mutual Fund Directors Forum (a non-profit
organization serving
independent directors of U.S. mutual funds), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a
private grantmaking
foundation).

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TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	63

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of
MotiveQuest LLC (strategic social market research
company) (2003-2016); Director of Nuveen Global
Investors LLC (2007-2011); Director of Communities in
Schools (2004-2010); and
Director of Mutual Fund Education Alliance (until
2010).

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TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	63

Advisory Board Member, Innovate Partners Emerging
Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National
Retirement Partners
Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a
special purpose acquisition
corporation) (2007-2009); Director of RemedyTemp, Inc.
(temporary help services company) (1996-2006); and
Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts
(1987-1994).

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TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	63	Director of Brightwood Capital Advisors, LLC (since 2014).

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TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	63

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

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TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	63	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004-2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	63	None

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	6/17-Present	Retired.

Formerly, Independent Trustee,
Henderson Global Funds (13
portfolios) (2015-2017); Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) 2013-2017; Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC; and Treasurer for Driehau Mutual Funds.

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TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	63

Director of Chicago
Community Trust (Regional Community Foundation),
Chicago Council on Global Affairs, InnerWorkings (U.S.
provider of print procurement
solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Walmart (until 2017), Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL)
(until 2014).

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Brian Demain 151 Detroit Street Denver, CO 80206 DOB: 1977	Executive Vice President and Co-Portfolio Manager Janus Henderson Enterprise Portfolio	11/07-Present	Vice President of Janus Capital and Portfolio Manager for other Janus Henderson accounts.
Cody Wheaton 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Co-Portfolio Manager Janus Henderson Enterprise Portfolio	7/16-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for Janus Capital.

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Senior Vice President and Head of Compliance, North America for Janus
Henderson (since September 2017); Formerly, Vice President, Head of Global
Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017-September
2017); Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC (2005-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Notes

NotesPage1

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Janus Henderson VIT Enterprise Portfolio

Notes

NotesPage2

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Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Perkins and Intech are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Portfolios distributed by Janus Henderson Distributors

109-02-81116 02-18

ANNUAL REPORT December 31, 2017

Janus Henderson VIT Flexible Bond Portfolio (formerly named Janus Aspen Flexible Bond Portfolio)

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HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Flexible Bond Portfolio

Janus Henderson VIT Flexible Bond Portfolio (unaudited)

PORTFOLIO SNAPSHOT

This dynamic core bond portfolio leverages a bottom-up, fundamentally driven investment process designed to generate risk-adjusted outperformance and capital preservation. Throughout its history, the portfolio has utilized an active and flexible approach to manage across a variety of market and rate cycles.

Michael Keough co-portfolio manager	Mayur Saigal co-portfolio manager	Darrell Watters co-portfolio manager

PERFORMANCE OVERVIEW

During the 12-month period ended December 31, 2017, Janus Henderson VIT Flexible Bond Portfolio’s Institutional Shares and Service Shares returned 3.62% and 3.35%, respectively, compared with 3.54% for the Portfolio’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

INVESTMENT ENVIRONMENT

The period began with optimism that the Trump administration’s pro-growth fiscal platform would spur economic expansion and corporate credit started the year off strong. Washington’s general lack of reform progress and escalating tensions between the U.S. and North Korea brought on brief hesitation, but positive earnings data, strengthening fundamentals and an upward trajectory in global growth ultimately helped corporate credit continue gaining ground. Late in the period, the passage of tax reform and optimism around its potential to provide tailwinds for the U.S. economy helped investment-grade corporate credit spreads reach post-crisis tights, concluding another year of strong returns. Spreads on high-yield corporate credit also tightened.

The Federal Reserve (Fed) raised its benchmark rate three times throughout the year and began normalizing its balance sheet late in the period. Investors’ view that the Fed’s measured pace to monetary policy normalization would continue was reinforced by the nomination of Jerome Powell for the next Fed chairman. The Treasury curve flattened over the year. Fed-driven volatility pushed shorter-dated yields higher, the 10-year note ended 2017 near where it began, and the yield on the 30-year bond fell amid investors’ reach for yield. The 10-year Treasury note yield closed December at 2.41%, compared with 2.44% one year ago.

PERFORMANCE DISCUSSION

For the year ending December 31, 2017, the Fund’s Institutional shares outperformed the Bloomberg Barclays U.S. Aggregate Bond Index while the Fund’s Service Shares underperformed the benchmark.

We spent the year emphasizing corporate issuers in traditionally defensive sectors, issuers with higher-quality business models, consistent free cash flow and management teams committed to sound balance sheets. We have been particularly concerned with the general complacency prevalent across markets, wary that any shift in sentiment would likely come with increased volatility. We are also mindful of how far spreads have tightened amid the extended innings of the credit cycle. While we are more constructive on both the economic outlook and corporate earnings growth in 2018, it is difficult to say how much optimism markets are already pricing in. Further, we anticipate spread tightening will be limited in the months ahead and carry (a measure of excess income) the primary driver of returns. As such, we continue to emphasize managing idiosyncratic risk and maintaining a diversified portfolio.

We reduced exposure to sectors we believe are exhibiting poor fundamentals, including independent energy and retailers. We increased our allocations to banking and aerospace and defense issuers. Our corporate credit allocation, including bank loans, ended December at 51%, compared with 47% one year ago. Our exposure to U.S. Treasury securities remains near the low end of our historical range. While we anticipate the Fed’s path to both rate and balance sheet normalization to remain gradual, moderately higher yields are likely. In light of our cautious stance on rates, we lowered duration in the latter half of the period, ending December at 91% of the benchmark.

Our positioning in Treasury securities was the leading contributor to relative outperformance. We remain biased to the 30-year bond to help balance our corporate credit exposure. This positioning aided performance as long-term yields rallied. With yields rising across the front end

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of the Treasury curve, our significant underweight allocation to Treasurys further supported results.

Our corporate credit allocation was also accretive. As spreads tightened, our overweight allocation to investment-grade corporates contributed positively to relative outperformance. Our emphasis on owning securities in the lowest tier of investment-grade ratings was particularly beneficial, as “riskier” assets generally performed well during the period. For similar reasons, our out-of-index allocation to high yield was another leading contributor. Our focus on securities that can provide greater spread carry than the index supported results in both investment grade and high yield. However, our limited exposure to the duration of longer-dated corporate credit held back performance, while many benchmark constituents benefited from the decline in long-term rates.

At the credit sector level, banking and brokerage, asset managers and exchanges were among the largest relative contributors. Financials generally performed well throughout the period, benefiting from improved fundamentals, rising interest rates – which help pad net interest income – and the prospect of a more relaxed regulatory environment under the Trump administration. Security selection and our overweight allocations in both sectors aided relative results. At the individual issuer level, Neuberger Berman contributed positively to performance. The asset manager benefited from increased liquidity after the company issued a bond early in 2017. Although we continue to like the company’s conservative management team and its commitment to reducing leverage, our target valuation was realized and we trimmed our position.

Financial services company Raymond James was another leading corporate credit contributor. Raymond James received credit ratings upgrades by both Standard & Poor’s and Moody’s over the period, creating positive investor sentiment. Further, the company continues to demonstrate its ability to attract advisors and assets and to strengthen its business for the long term. We like the stability of the company’s business model and appreciate the management team’s conservative approach to the balance sheet.

Electric utilities led relative sector detractors; our limited exposure to longer-dated securities held back results. We shifted our positioning in independent energy to end the period underweight, which was a factor in that sector detracting from relative performance. Energy-related issuers generally benefited from climbing oil prices in the latter half of the year.

Broadcom was the leading corporate credit detractor on a relative basis. Our overweight position weighed on results as the semiconductor company made an unexpected bid for Qualcomm late in the period. Spreads widened under the assumption that much of the acquisition would be financed with debt. We believe the diversification will ultimately be positive for Broadcom. We also appreciate management’s commitment to investment-grade ratings and the company’s track record of rapid deleveraging after prior acquisitions.

At the asset class level, our out-of-index allocation to bank loans failed to keep pace with corporate bonds and weighed on relative results. Also detracting was our exposure to U.S. mortgage-backed securities, which lagged the performance of index constituents. Negligible exposure to government-related debt also held back performance. Government-related securities include government agency debt as well as debt issued by state-owned firms, including many emerging market issuers. Emerging markets generally performed well amid investors’ risk-on appetite during the period.

OUTLOOK

We anticipate growth will remain firm and inflation subdued in 2018. The Fed will likely raise interest rates two to three times as a result. We expect range-bound but moderately higher Treasury yields and a flatter curve. The front end of the curve should rise as the Fed hikes, while a cautious Fed, investors’ demand for yield and growth without inflation should push long-term yields lower. However, we are mindful that a more aggressive than expected tightening path could result in policy error, an inverted Treasury curve and dramatic disruption in the rate market. We intend to maintain duration modestly below that of the benchmark, but we will continue in our tactical approach to yield curve positioning with a focus on capital preservation.

While both the economic and corporate earnings outlooks remain constructive and supported by tax reform, we expect a lower return environment for corporate credit in 2018 compared with the previous two calendar years. Spread tightening will be moderate, in our view, and carry will be the primary driver of returns. Given rich valuations and the asymmetric risk profile of credit investing, security avoidance will be critical. We remain committed to managing idiosyncratic risk in the Fund and seeking higher-quality business models with consistent free cash

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Janus Henderson VIT Flexible Bond Portfolio (unaudited)

flow and management teams committed to sound balance sheets. These issuers should offer steady carry and minimize downside risk in various market environments.

As we balance a constructive fundamental outlook with the current valuation environment, we remain opportunistic, seeking to identify and capitalize on spread movements that create the potential for attractive returns. In particular, we expect U.S. tax reform and disruptive industry trends – such as the Amazon effect – to be potential generators of opportunities. As always, our goal is to participate in spread tightening while keeping capital preservation and strong risk-adjusted returns at the forefront.

Thank you for your investment in the Janus Henderson VIT Flexible Bond Portfolio.

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Portfolio At A Glance

December 31, 2017

Fund Profile
30-day Current Yield*	Without Reimbursement	With Reimbursement
Institutional Shares	2.25%	2.25%
Service Shares	1.99%	1.99%
Weighted Average Maturity		7.6 Years
Average Effective Duration**		5.4 Years
* Yield will fluctuate.
** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
AAA	1.1%
AA	40.8%
A	7.9%
BBB	37.1%
BB	7.7%
B	1.9%
Not Rated	3.1%
Other	0.4%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Corporate Bonds	46.9%
Mortgage-Backed Securities	24.1%
United States Treasury Notes/Bonds	15.5%
Asset-Backed/Commercial Mortgage-Backed Securities	8.6%
Investment Companies	6.5%
Bank Loans and Mezzanine Loans	3.9%
Other	(5.5)%
100.0%

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Janus Henderson VIT Flexible Bond Portfolio (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2017					per the May 1, 2017 prospectuses
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Institutional Shares	3.62%	2.20%	5.27%	6.34%	0.60%
Service Shares	3.35%	1.96%	5.01%	6.11%	0.84%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	2.10%	4.01%	5.22%
Morningstar Quartile - Institutional Shares	3rd	2nd	1st	1st
Morningstar Ranking - based on total returns for Intermediate-Term Bond Funds	554/1,025	385/919	57/807	7/378

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Portfolio will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns shown do not represent actual returns since they do not include insurance charges. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Performance for Service Shares prior to December 31, 1999 reflects the performance of Institutional Shares, adjusted to reflect the expenses of Service Shares.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

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Performance

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Portfolio Report.”

*The Portfolio’s inception date – September 13, 1993

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Janus Henderson VIT Flexible Bond Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/17)	Ending Account Value (12/31/17)	Expenses Paid During Period (7/1/17 - 12/31/17)†	Beginning Account Value (7/1/17)	Ending Account Value (12/31/17)	Expenses Paid During Period (7/1/17 - 12/31/17)†	Net Annualized Expense Ratio (7/1/17 - 12/31/17)
Institutional Shares	$1,000.00	$1,000.00	$3.02	$1,000.00	$1,022.18	$3.06	0.60%
Service Shares	$1,000.00	$1,000.00	$4.28	$1,000.00	$1,020.92	$4.33	0.85%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

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Schedule of Investments

December 31, 2017

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 8.6%
AmeriCredit Automobile Receivables 2016-1, 3.5900%, 2/8/22	$1,259,000	$1,279,228
AmeriCredit Automobile Receivables Trust 2015-2, 3.0000%, 6/8/21	870,000	878,646
AmeriCredit Automobile Receivables Trust 2016-2, 3.6500%, 5/9/22	851,000	865,661
Applebee's Funding LLC / IHOP Funding LLC, 4.2770%, 9/5/44 (144A)	2,726,168	2,652,219
BAMLL Commercial Mortgage Securities Trust 2013-WBRK,
3.5343%, 3/10/37 (144A)‡	1,145,000	1,163,500
BAMLL Commercial Mortgage Securities Trust 2014-FL1,
ICE LIBOR USD 1 Month + 4.0000%, 5.4770%, 12/15/31 (144A)	130,000	126,528
BAMLL Commercial Mortgage Securities Trust 2014-FL1,
ICE LIBOR USD 1 Month + 5.5000%, 6.9770%, 12/15/31 (144A)	517,188	491,768
BBCMS Trust 2015-SRCH, 4.1970%, 8/10/35 (144A)	1,338,000	1,442,787
BXP Trust 2017-GM, 3.3790%, 6/13/39 (144A)	644,000	657,483
Caesars Palace Las Vegas Trust 2017-VICI, 4.1384%, 10/15/34 (144A)	984,000	1,010,589
Caesars Palace Las Vegas Trust 2017-VICI, 4.3540%, 10/15/34 (144A)‡	1,239,000	1,202,999
Caesars Palace Las Vegas Trust 2017-VICI, 4.3540%, 10/15/34 (144A)‡	906,000	924,416
CGMS Commercial Mortgage Trust 2017-MDDR,
ICE LIBOR USD 1 Month + 1.7500%, 3.2270%, 7/15/30 (144A)	550,000	550,231
CGMS Commercial Mortgage Trust 2017-MDDR,
ICE LIBOR USD 1 Month + 2.5000%, 3.9770%, 7/15/30 (144A)	379,000	379,156
CKE Restaurant Holdings Inc, 4.4740%, 3/20/43 (144A)	1,727,285	1,730,661
Coinstar Funding LLC Series 2017-1, 5.2160%, 4/25/47 (144A)	501,480	520,683
DB Master Finance LLC, 3.6290%, 11/20/47 (144A)	516,000	519,364
DB Master Finance LLC, 4.0300%, 11/20/47 (144A)	608,000	621,133
Domino's Pizza Master Issuer LLC, 3.4840%, 10/25/45 (144A)	2,274,365	2,282,280
Domino's Pizza Master Issuer LLC, 3.0820%, 7/25/47 (144A)	292,268	289,058
Domino's Pizza Master Issuer LLC, 4.1180%, 7/25/47 (144A)	1,478,295	1,510,344
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 3.0000%, 4.5521%, 7/25/24	1,652,566	1,766,437
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 4.9000%, 6.4521%, 11/25/24	914,108	1,045,885
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 4.0000%, 5.5521%, 5/25/25	360,233	391,398
Freddie Mac Structured Agency Credit Risk Debt Notes,
ICE LIBOR USD 1 Month + 4.5000%, 6.0521%, 2/25/24	2,111,000	2,465,970
Freddie Mac Structured Agency Credit Risk Debt Notes,
ICE LIBOR USD 1 Month + 3.6000%, 5.1521%, 4/25/24	1,615,525	1,802,242
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20 (144A)§	1,280,755	1,203,249
GS Mortgage Securities Corp II, 3.5911%, 9/10/37 (144A)‡	841,000	856,450
GS Mortgage Securities Trust 2014-GSFL,
ICE LIBOR USD 1 Month + 5.9500%, 7.4270%, 7/15/31 (144A)	633,000	634,808
GSCCRE Commercial Mortgage Trust 2015-HULA,
ICE LIBOR USD 1 Month + 4.4000%, 5.8770%, 8/15/32 (144A)	1,079,000	1,082,387
Houston Galleria Mall Trust 2015-HGLR, 3.0866%, 3/5/37 (144A)	465,000	460,303
Jimmy Johns Funding LLC, 4.8460%, 7/30/47 (144A)	1,083,285	1,085,181
JP Morgan Chase Commercial Mortgage Securities Trust 2010-C2,
5.6616%, 11/15/43 (144A)‡	607,000	608,563
JP Morgan Chase Commercial Mortgage Securities Trust 2015-UES,
3.6210%, 9/5/32 (144A)‡	768,000	765,996
JP Morgan Chase Commercial Mortgage Securities Trust 2016-WIKI,
3.5537%, 10/5/31 (144A)	261,000	262,476
JP Morgan Chase Commercial Mortgage Securities Trust 2016-WIKI,
4.0090%, 10/5/31 (144A)‡	400,000	401,835
LB-UBS Commercial Mortgage Trust 2006-C1, 5.2760%, 2/15/41‡	1,143	1,144
LB-UBS Commercial Mortgage Trust 2008-C1, 6.3193%, 4/15/41‡	744,000	739,278
loanDepot Station Place Agency Securitization Trust 2017-1,
ICE LIBOR USD 1 Month + 0.8000%, 2.3521%, 11/25/50 (144A)§	1,657,000	1,657,000
loanDepot Station Place Agency Securitization Trust 2017-1,
ICE LIBOR USD 1 Month + 1.0000%, 2.5521%, 11/25/50 (144A)§	414,000	414,000
MAD Mortgage Trust 2017-330M, 3.2944%, 8/15/34 (144A)‡	486,000	488,881
MSSG Trust 2017-237P, 3.3970%, 9/13/39 (144A)	1,092,000	1,105,604

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

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Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments

December 31, 2017

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – (continued)
MSSG Trust 2017-237P, 3.6900%, 9/13/39 (144A)	$192,000	$194,139
OSCAR US Funding Trust V, 2.7300%, 12/15/20 (144A)	450,000	449,166
OSCAR US Funding Trust V, 2.9900%, 12/15/23 (144A)	552,000	549,713
Santander Drive Auto Receivables Trust 2013-4, 4.6700%, 1/15/20 (144A)	1,293,000	1,295,759
Santander Drive Auto Receivables Trust 2013-A, 4.7100%, 1/15/21 (144A)	866,000	871,875
Santander Drive Auto Receivables Trust 2015-1, 3.2400%, 4/15/21	892,000	901,311
Santander Drive Auto Receivables Trust 2015-4, 3.5300%, 8/16/21	1,477,000	1,502,430
Shops at Crystals Trust 2016-CSTL, 3.1255%, 7/5/36 (144A)	820,000	805,592
Starwood Retail Property Trust 2014-STAR,
ICE LIBOR USD 1 Month + 3.2500%, 4.7270%, 11/15/27 (144A)	1,350,000	1,277,422
Starwood Retail Property Trust 2014-STAR,
ICE LIBOR USD 1 Month + 4.1500%, 5.6270%, 11/15/27 (144A)	662,000	610,232
Station Place Securitization Trust 2017-3,
ICE LIBOR USD 1 Month + 1.0000%, 2.2942%, 7/24/18 (144A)§	1,899,000	1,899,315
Taco Bell Funding LLC, 3.8320%, 5/25/46 (144A)	1,653,075	1,675,507
Wachovia Bank Commercial Mortgage Trust Series 2007-C30, 5.4130%, 12/15/43‡	764,790	780,116
Wachovia Bank Commercial Mortgage Trust Series 2007-C31, 5.6600%, 4/15/47‡	1,191,092	1,209,304
Wachovia Bank Commercial Mortgage Trust Series 2007-C34, 6.0841%, 5/15/46‡	543,127	556,940
Wendys Funding LLC 2015-1, 3.3710%, 6/15/45 (144A)	2,753,618	2,760,997
Wendys Funding LLC 2018-1, 3.5730%, 3/15/48 (144A)	477,000	476,851
Wendys Funding LLC 2018-1, 3.8840%, 3/15/48 (144A)	678,000	678,477
Worldwide Plaza Trust 2017-WWP, 3.5263%, 11/10/36 (144A)	748,000	767,980
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $59,644,822)		59,600,947
Bank Loans and Mezzanine Loans – 3.9%
Banking – 0%
Vantiv LLC, ICE LIBOR USD + 2.0000%, 3.4770%, 8/9/24	286,000	287,310
Vantiv LLC, ICE LIBOR USD + 2.0000%, 0%, 3/31/25	80,000	80,334
		367,644
Basic Industry – 0.5%
Axalta Coating Systems US Holdings Inc,
ICE LIBOR USD + 2.0000%, 3.6934%, 6/1/24	3,427,060	3,437,924
Capital Goods – 0.4%
Reynolds Group Holdings Inc, ICE LIBOR USD + 2.7500%, 4.0998%, 2/5/23	2,525,865	2,536,347
Communications – 0.9%
Mission Broadcasting Inc, ICE LIBOR USD + 2.5000%, 3.8607%, 1/17/24	154,242	154,572
Nexstar Broadcasting Inc, ICE LIBOR USD + 2.5000%, 3.8607%, 1/17/24	1,221,421	1,224,034
Nielsen Finance LLC, ICE LIBOR USD + 2.0000%, 3.4319%, 10/4/23	1,843,944	1,850,859
Sinclair Television Group Inc, ICE LIBOR USD + 2.5000%, 0%, 12/12/24(a)	1,418,000	1,415,348
Zayo Group LLC, ICE LIBOR USD + 2.0000%, 3.5521%, 1/19/21	140,935	141,237
Zayo Group LLC, ICE LIBOR USD + 2.2500%, 3.8021%, 1/19/24	1,298,372	1,302,332
		6,088,382
Consumer Cyclical – 1.6%
Aramark Services Inc, ICE LIBOR USD + 2.0000%, 3.5690%, 3/28/24	1,458,183	1,465,926
Golden Nugget Inc/NV, ICE LIBOR USD + 3.2500%, 4.7699%, 10/4/23	1,926,110	1,939,361
Hilton Worldwide Finance LLC, ICE LIBOR USD + 2.0000%, 3.5521%, 10/25/23	4,195,702	4,215,087
KFC Holding Co, ICE LIBOR USD + 2.0000%, 3.4908%, 6/16/23	3,878,466	3,898,672
		11,519,046
Consumer Non-Cyclical – 0.2%
Post Holdings Inc, ICE LIBOR USD + 2.2500%, 3.8200%, 5/24/24	394,020	395,218
Quintiles IMS Inc, ICE LIBOR USD + 2.0000%, 3.6934%, 3/7/24	769,751	772,499
		1,167,717
Technology – 0.3%
CommScope Inc, ICE LIBOR USD + 2.5000%, 3.3833%, 12/29/22	1,944,163	1,953,067
Total Bank Loans and Mezzanine Loans (cost $27,075,601)		27,070,127
Corporate Bonds – 46.9%
Asset-Backed Securities – 0.3%
American Tower Trust #1, 1.5510%, 3/15/18 (144A)	1,927,000	1,924,386

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	9

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments

December 31, 2017

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Banking – 8.8%
Ally Financial Inc, 3.2500%, 11/5/18	$877,000	$879,192
Ally Financial Inc, 8.0000%, 12/31/18	464,000	486,040
Bank of America Corp, 2.5030%, 10/21/22†	3,476,000	3,438,547
Bank of America Corp, ICE LIBOR USD 3 Month + 1.0900%, 3.0930%, 10/1/25	832,000	829,901
Bank of America Corp, 4.1830%, 11/25/27	1,728,000	1,804,000
Bank of America Corp, ICE LIBOR USD 3 Month + 1.8140%, 4.2440%, 4/24/38	1,750,000	1,896,514
Bank of New York Mellon Corp, 2.4500%, 8/17/26	275,000	261,104
Bank of New York Mellon Corp, 3.2500%, 5/16/27	2,184,000	2,206,860
Capital One Financial Corp, 3.3000%, 10/30/24	2,641,000	2,630,835
Citigroup Inc, ICE LIBOR USD 3 Month + 1.4300%, 2.9106%, 9/1/23	1,955,000	2,012,326
Citigroup Inc, 3.2000%, 10/21/26	1,125,000	1,115,898
Citigroup Inc, ICE LIBOR USD 3 Month + 1.5630%, 3.8870%, 1/10/28†	2,824,000	2,922,255
Citizens Bank NA/Providence RI, 2.6500%, 5/26/22	699,000	692,520
Citizens Financial Group Inc, 3.7500%, 7/1/24	542,000	541,535
Citizens Financial Group Inc, 4.3500%, 8/1/25	377,000	392,043
Citizens Financial Group Inc, 4.3000%, 12/3/25	2,030,000	2,128,712
Discover Financial Services, 3.9500%, 11/6/24	1,364,000	1,393,011
Discover Financial Services, 3.7500%, 3/4/25	325,000	327,073
First Republic Bank/CA, 4.6250%, 2/13/47	693,000	740,471
Goldman Sachs Capital I, 6.3450%, 2/15/34	2,301,000	2,894,260
Goldman Sachs Group Inc, ICE LIBOR USD 3 Month + 1.2010%, 3.2720%, 9/29/25	2,151,000	2,141,842
Goldman Sachs Group Inc, 3.7500%, 2/25/26	574,000	588,829
Goldman Sachs Group Inc, 3.5000%, 11/16/26	2,876,000	2,892,108
JPMorgan Chase & Co, 2.2950%, 8/15/21	2,091,000	2,072,056
JPMorgan Chase & Co, 3.3750%, 5/1/23	2,863,000	2,909,698
JPMorgan Chase & Co, 3.8750%, 9/10/24	705,000	735,243
JPMorgan Chase & Co, ICE LIBOR USD 3 Month + 1.3370%, 3.7820%, 2/1/28	2,429,000	2,516,342
Morgan Stanley, ICE LIBOR USD 3 Month + 1.3400%, 3.5910%, 7/22/28†	3,137,000	3,164,936
Santander UK PLC, 5.0000%, 11/7/23 (144A)	2,141,000	2,287,785
SVB Financial Group, 5.3750%, 9/15/20	1,351,000	1,443,814
Synchrony Financial, 4.5000%, 7/23/25	1,906,000	1,991,323
Synchrony Financial, 3.7000%, 8/4/26	1,937,000	1,909,218
UBS AG, USD SWAP SEMI 30/360 5YR + 3.7650%, 4.7500%, 5/22/23	1,157,000	1,164,935
US Bancorp, 2.3750%, 7/22/26	1,964,000	1,848,631
Wells Fargo & Co, 3.0000%, 4/22/26	598,000	586,540
Wells Fargo & Co, 4.1000%, 6/3/26	1,778,000	1,863,962
Wells Fargo & Co, 4.3000%, 7/22/27	1,579,000	1,680,842
		61,391,201
Basic Industry – 2.2%
CF Industries Inc, 4.5000%, 12/1/26 (144A)	1,418,000	1,477,742
Freeport-McMoRan Inc, 3.1000%, 3/15/20	502,000	498,863
Georgia-Pacific LLC, 3.1630%, 11/15/21 (144A)	2,599,000	2,645,072
Georgia-Pacific LLC, 3.6000%, 3/1/25 (144A)	1,040,000	1,068,593
Reliance Steel & Aluminum Co, 4.5000%, 4/15/23	1,383,000	1,457,610
Sherwin-Williams Co, 2.7500%, 6/1/22	516,000	513,932
Sherwin-Williams Co, 3.1250%, 6/1/24	589,000	592,120
Sherwin-Williams Co, 3.4500%, 6/1/27	1,673,000	1,699,272
Sherwin-Williams Co, 4.5000%, 6/1/47	433,000	472,979
Steel Dynamics Inc, 4.1250%, 9/15/25 (144A)	1,382,000	1,392,365
Steel Dynamics Inc, 5.0000%, 12/15/26	617,000	652,478
Teck Resources Ltd, 4.5000%, 1/15/21	545,000	562,004
Teck Resources Ltd, 4.7500%, 1/15/22	787,000	821,471
Teck Resources Ltd, 8.5000%, 6/1/24 (144A)	1,300,000	1,469,000
		15,323,501
Brokerage – 2.0%
Cboe Global Markets Inc, 3.6500%, 1/12/27	1,771,000	1,823,581
Charles Schwab Corp, 3.0000%, 3/10/25	942,000	938,657
Charles Schwab Corp, 3.2000%, 1/25/28	1,003,000	1,004,266

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2017

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments

December 31, 2017

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Brokerage – (continued)
E*TRADE Financial Corp, 2.9500%, 8/24/22	$1,655,000	$1,640,813
E*TRADE Financial Corp, 3.8000%, 8/24/27	1,440,000	1,434,889
Lazard Group LLC, 4.2500%, 11/14/20	976,000	1,016,507
Neuberger Berman Group LLC / Neuberger Berman Finance Corp,
4.8750%, 4/15/45 (144A)	368,000	374,944
Raymond James Financial Inc, 5.6250%, 4/1/24	805,000	912,466
Raymond James Financial Inc, 3.6250%, 9/15/26	940,000	944,153
Raymond James Financial Inc, 4.9500%, 7/15/46	1,543,000	1,742,890
TD Ameritrade Holding Corp, 2.9500%, 4/1/22	942,000	953,170
TD Ameritrade Holding Corp, 3.6250%, 4/1/25	1,004,000	1,039,150
		13,825,486
Capital Goods – 2.7%
Arconic Inc, 5.1250%, 10/1/24	1,983,000	2,116,521
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
4.2500%, 9/15/22 (144A)	253,000	257,428
Ball Corp, 4.3750%, 12/15/20	902,000	933,570
CNH Industrial Capital LLC, 3.6250%, 4/15/18	1,663,000	1,671,614
CRH America Finance Inc, 3.4000%, 5/9/27 (144A)	339,000	338,824
Eagle Materials Inc, 4.5000%, 8/1/26	124,000	129,270
Huntington Ingalls Industries Inc, 5.0000%, 11/15/25 (144A)	374,000	400,180
Martin Marietta Materials Inc, 4.2500%, 7/2/24	766,000	805,569
Northrop Grumman Corp, 2.5500%, 10/15/22	1,880,000	1,866,349
Northrop Grumman Corp, 2.9300%, 1/15/25	1,618,000	1,607,999
Northrop Grumman Corp, 3.2500%, 1/15/28	1,959,000	1,961,248
Northrop Grumman Corp, 4.0300%, 10/15/47	1,269,000	1,324,953
Owens Corning, 4.2000%, 12/1/24	814,000	852,616
Owens Corning, 3.4000%, 8/15/26	414,000	406,246
Rockwell Collins Inc, 3.2000%, 3/15/24	778,000	783,802
Rockwell Collins Inc, 3.5000%, 3/15/27	1,330,000	1,353,794
Vulcan Materials Co, 7.5000%, 6/15/21	569,000	658,394
Vulcan Materials Co, 4.5000%, 4/1/25	1,619,000	1,724,833
		19,193,210
Communications – 5.8%
American Tower Corp, 3.3000%, 2/15/21	1,425,000	1,451,001
American Tower Corp, 3.4500%, 9/15/21	149,000	152,275
American Tower Corp, 3.5000%, 1/31/23	264,000	269,902
American Tower Corp, 4.4000%, 2/15/26	936,000	984,043
American Tower Corp, 3.3750%, 10/15/26	1,711,000	1,680,565
AT&T Inc, 3.4000%, 8/14/24	1,154,000	1,159,670
AT&T Inc, 4.2500%, 3/1/27	648,000	660,403
AT&T Inc, 3.9000%, 8/14/27	957,000	963,118
AT&T Inc, 4.1000%, 2/15/28 (144A)	1,557,000	1,561,688
AT&T Inc, 5.2500%, 3/1/37	503,000	531,629
AT&T Inc, 5.1500%, 2/14/50	713,000	716,557
AT&T Inc, 5.3000%, 8/14/58	1,476,000	1,479,476
CCO Holdings LLC / CCO Holdings Capital Corp, 5.2500%, 3/15/21	1,311,000	1,333,123
CCO Holdings LLC / CCO Holdings Capital Corp, 5.1250%, 5/1/27 (144A)	531,000	523,035
CCO Holdings LLC / CCO Holdings Capital Corp, 5.0000%, 2/1/28 (144A)	2,317,000	2,253,282
Charter Communications Operating LLC / Charter Communications Operating Capital,
4.9080%, 7/23/25	1,848,000	1,964,322
Charter Communications Operating LLC / Charter Communications Operating Capital,
3.7500%, 2/15/28	509,000	487,206
Charter Communications Operating LLC / Charter Communications Operating Capital,
4.2000%, 3/15/28	1,074,000	1,063,089
Charter Communications Operating LLC / Charter Communications Operating Capital,
5.3750%, 5/1/47	554,000	567,577
Comcast Corp, 2.3500%, 1/15/27	1,165,000	1,099,897
Comcast Corp, 3.3000%, 2/1/27	789,000	804,714
Comcast Corp, 3.4000%, 7/15/46	193,000	182,427

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	11

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments

December 31, 2017

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Communications – (continued)
Cox Communications Inc, 3.1500%, 8/15/24 (144A)	$1,219,000	$1,200,303
Cox Communications Inc, 3.3500%, 9/15/26 (144A)	1,893,000	1,849,416
Cox Communications Inc, 3.5000%, 8/15/27 (144A)	1,106,000	1,090,580
Crown Castle International Corp, 5.2500%, 1/15/23	1,178,000	1,289,670
Crown Castle International Corp, 3.2000%, 9/1/24	1,101,000	1,089,336
Crown Castle International Corp, 3.6500%, 9/1/27	1,968,000	1,962,598
Lamar Media Corp, 5.0000%, 5/1/23	739,000	761,170
NBCUniversal Media LLC, 4.4500%, 1/15/43	367,000	400,132
Time Warner Inc, 3.6000%, 7/15/25	1,062,000	1,064,127
UBM PLC, 5.7500%, 11/3/20 (144A)	1,526,000	1,584,281
Verizon Communications Inc, 2.6250%, 8/15/26†	3,796,000	3,574,410
Verizon Communications Inc, 4.1250%, 3/16/27	878,000	915,244
Verizon Communications Inc, 4.1250%, 8/15/46	1,306,000	1,205,401
Verizon Communications Inc, 4.8620%, 8/21/46	654,000	680,628
		40,556,295
Consumer Cyclical – 4.5%
1011778 BC ULC / New Red Finance Inc, 4.6250%, 1/15/22 (144A)	1,841,000	1,884,724
1011778 BC ULC / New Red Finance Inc, 4.2500%, 5/15/24 (144A)	1,667,000	1,662,832
Amazon.com Inc, 2.8000%, 8/22/24 (144A)	811,000	808,349
Amazon.com Inc, 3.1500%, 8/22/27 (144A)	2,559,000	2,562,096
Amazon.com Inc, 4.0500%, 8/22/47 (144A)	961,000	1,034,677
CVS Health Corp, 2.8000%, 7/20/20	1,163,000	1,167,770
CVS Health Corp, 4.7500%, 12/1/22	717,000	767,901
DR Horton Inc, 3.7500%, 3/1/19	992,000	1,005,273
DR Horton Inc, 4.0000%, 2/15/20	238,000	244,803
General Motors Co, 4.8750%, 10/2/23	979,000	1,059,285
General Motors Co, 4.2000%, 10/1/27	1,168,000	1,208,487
General Motors Financial Co Inc, 3.1000%, 1/15/19	153,000	153,818
General Motors Financial Co Inc, 3.9500%, 4/13/24	1,783,000	1,835,201
IHO Verwaltungs GmbH, 4.1250%, 9/15/21 (144A)	376,000	382,580
IHO Verwaltungs GmbH, 4.5000%, 9/15/23 (144A)	242,000	246,690
IHS Markit Ltd, 5.0000%, 11/1/22 (144A)	888,000	962,770
IHS Markit Ltd, 4.7500%, 2/15/25 (144A)	1,078,000	1,137,290
IHS Markit Ltd, 4.0000%, 3/1/26 (144A)	1,841,000	1,838,699
McDonald's Corp, 3.5000%, 3/1/27	2,729,000	2,805,785
McDonald's Corp, 4.8750%, 12/9/45	931,000	1,077,557
MDC Holdings Inc, 5.5000%, 1/15/24	1,106,000	1,166,830
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc,
5.6250%, 5/1/24	805,000	857,325
Priceline Group Inc, 3.6000%, 6/1/26	2,619,000	2,629,538
Tapestry Inc, 3.0000%, 7/15/22	546,000	544,001
Tapestry Inc, 4.1250%, 7/15/27	546,000	549,998
Toll Brothers Finance Corp, 4.0000%, 12/31/18	485,000	492,881
Toll Brothers Finance Corp, 5.8750%, 2/15/22	395,000	430,550
Toll Brothers Finance Corp, 4.3750%, 4/15/23	270,000	280,125
ZF North America Capital Inc, 4.5000%, 4/29/22 (144A)	272,000	285,600
		31,083,435
Consumer Non-Cyclical – 5.5%
Abbott Laboratories, 3.8750%, 9/15/25	236,000	244,042
Abbott Laboratories, 3.7500%, 11/30/26	439,000	450,672
Anheuser-Busch InBev Finance Inc, 2.6500%, 2/1/21	499,000	501,460
Anheuser-Busch InBev Finance Inc, 3.3000%, 2/1/23	2,825,000	2,890,404
Becton Dickinson and Co, 2.8940%, 6/6/22	858,000	852,525
Becton Dickinson and Co, 3.3630%, 6/6/24	1,907,000	1,911,919
Becton Dickinson and Co, 3.7000%, 6/6/27	1,329,000	1,338,866
Celgene Corp, 2.7500%, 2/15/23	1,063,000	1,054,073
Constellation Brands Inc, 4.7500%, 12/1/25	206,000	226,267
Constellation Brands, Inc., 4.2500%, 5/1/23	1,833,000	1,938,774
Danone SA, 2.0770%, 11/2/21 (144A)	2,057,000	2,011,934

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	DECEMBER 31, 2017

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments

December 31, 2017

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Non-Cyclical – (continued)
Danone SA, 2.5890%, 11/2/23 (144A)	$957,000	$933,120
Express Scripts Holding Co, 3.5000%, 6/15/24	693,000	698,987
Express Scripts Holding Co, 3.4000%, 3/1/27	780,000	765,205
HCA Inc, 3.7500%, 3/15/19	712,000	718,230
HCA Inc, 5.0000%, 3/15/24	1,102,000	1,146,080
HCA Inc, 5.2500%, 6/15/26	909,000	963,540
HCA Inc, 4.5000%, 2/15/27	1,064,000	1,069,320
Life Technologies Corp, 6.0000%, 3/1/20	1,195,000	1,278,918
LifePoint Health Inc, 5.5000%, 12/1/21	105,000	107,100
McCormick & Co Inc/MD, 3.1500%, 8/15/24	1,534,000	1,541,787
McCormick & Co Inc/MD, 3.4000%, 8/15/27	1,152,000	1,166,744
Molson Coors Brewing Co, 3.0000%, 7/15/26	2,486,000	2,432,580
Newell Brands Inc, 5.0000%, 11/15/23	829,000	874,920
Post Holdings Inc, 5.7500%, 3/1/27 (144A)	729,000	741,758
Post Holdings Inc, 5.6250%, 1/15/28 (144A)	354,000	355,328
Reckitt Benckiser Treasury Services PLC, 2.7500%, 6/26/24 (144A)	998,000	976,153
Shire Acquisitions Investments Ireland DAC, 2.4000%, 9/23/21	1,202,000	1,182,954
Shire Acquisitions Investments Ireland DAC, 3.2000%, 9/23/26	1,218,000	1,190,573
Sysco Corp, 2.5000%, 7/15/21	374,000	372,950
Sysco Corp, 3.3000%, 7/15/26	930,000	935,585
Sysco Corp, 3.2500%, 7/15/27	621,000	618,725
Universal Health Services Inc, 4.7500%, 8/1/22 (144A)	1,316,000	1,340,675
Wm Wrigley Jr Co, 2.4000%, 10/21/18 (144A)	2,016,000	2,021,633
Wm Wrigley Jr Co, 3.3750%, 10/21/20 (144A)	1,221,000	1,250,379
		38,104,180
Electric – 1.9%
Dominion Energy Inc, 2.0000%, 8/15/21	216,000	211,052
Dominion Energy Inc, 2.8500%, 8/15/26	303,000	292,538
Duke Energy Corp, 1.8000%, 9/1/21	581,000	565,051
Duke Energy Corp, 2.4000%, 8/15/22	718,000	705,336
Duke Energy Corp, 2.6500%, 9/1/26	1,559,000	1,493,363
Duke Energy Corp, 3.1500%, 8/15/27	1,078,000	1,069,883
NextEra Energy Operating Partners LP, 4.2500%, 9/15/24 (144A)	247,000	251,323
NextEra Energy Operating Partners LP, 4.5000%, 9/15/27 (144A)	455,000	452,725
PPL Capital Funding Inc, 3.1000%, 5/15/26	1,799,000	1,760,273
PPL WEM Ltd / Western Power Distribution Ltd, 5.3750%, 5/1/21 (144A)	1,328,000	1,423,132
Southern Co, 2.3500%, 7/1/21	1,961,000	1,949,166
Southern Co, 2.9500%, 7/1/23	1,220,000	1,220,409
Southern Co, 3.2500%, 7/1/26	1,606,000	1,574,615
		12,968,866
Energy – 3.3%
Andeavor Logistics LP / Tesoro Logistics Finance Corp, 5.2500%, 1/15/25	516,000	542,677
Canadian Natural Resources Ltd, 5.9000%, 2/1/18	593,000	595,056
Canadian Natural Resources Ltd, 2.9500%, 1/15/23	572,000	569,358
Cenovus Energy Inc, 5.7000%, 10/15/19	37,000	38,917
Columbia Pipeline Group Inc, 4.5000%, 6/1/25	633,000	673,829
ConocoPhillips Co, 4.9500%, 3/15/26	1,507,000	1,710,142
Enbridge Energy Partners LP, 5.8750%, 10/15/25	891,000	1,008,939
Energy Transfer Equity LP, 4.2500%, 3/15/23	896,000	889,280
Energy Transfer Equity LP, 5.8750%, 1/15/24	959,000	1,009,347
Energy Transfer LP, 4.1500%, 10/1/20	737,000	761,010
Kinder Morgan Energy Partners LP, 5.0000%, 10/1/21	688,000	733,236
Kinder Morgan Energy Partners LP, 3.9500%, 9/1/22	795,000	820,358
Kinder Morgan Inc/DE, 6.5000%, 9/15/20	79,000	86,376
Motiva Enterprises LLC, 5.7500%, 1/15/20 (144A)	634,000	669,539
NGPL PipeCo LLC, 4.3750%, 8/15/22 (144A)	211,000	214,561
NGPL PipeCo LLC, 4.8750%, 8/15/27 (144A)	538,000	558,175
NuStar Logistics LP, 5.6250%, 4/28/27	1,366,000	1,389,905
Oceaneering International Inc, 4.6500%, 11/15/24	822,000	799,569

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	13

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments

December 31, 2017

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Energy – (continued)
Phillips 66 Partners LP, 3.6050%, 2/15/25	$906,000	$912,593
Phillips 66 Partners LP, 3.7500%, 3/1/28	366,000	366,054
Phillips 66 Partners LP, 4.6800%, 2/15/45	325,000	333,534
Plains All American Pipeline LP / PAA Finance Corp, 4.6500%, 10/15/25	404,000	416,222
Plains All American Pipeline LP / PAA Finance Corp, 4.5000%, 12/15/26	391,000	396,252
Regency Energy Partners LP / Regency Energy Finance Corp, 5.8750%, 3/1/22	1,071,000	1,170,751
Sabine Pass Liquefaction LLC, 5.0000%, 3/15/27	1,758,000	1,885,977
TC PipeLines LP, 3.9000%, 5/25/27	1,192,000	1,197,619
Williams Cos Inc, 3.7000%, 1/15/23	482,000	479,590
Williams Partners LP, 3.7500%, 6/15/27	1,950,000	1,953,498
Williams Partners LP / ACMP Finance Corp, 4.8750%, 3/15/24	747,000	780,615
		22,962,979
Finance Companies – 0.6%
Park Aerospace Holdings Ltd, 5.2500%, 8/15/22 (144A)	1,242,000	1,234,237
Park Aerospace Holdings Ltd, 5.5000%, 2/15/24 (144A)	1,521,000	1,509,592
Quicken Loans Inc, 5.2500%, 1/15/28 (144A)	1,715,000	1,693,048
		4,436,877
Financial Institutions – 1.2%
Jones Lang LaSalle Inc, 4.4000%, 11/15/22	2,070,000	2,180,596
Kennedy-Wilson Inc, 5.8750%, 4/1/24	2,948,000	3,043,810
LeasePlan Corp NV, 2.5000%, 5/16/18 (144A)†	3,557,000	3,557,407
		8,781,813
Industrial – 0.1%
Cintas Corp No 2, 4.3000%, 6/1/21	558,000	588,277
Insurance – 1.0%
Aetna Inc, 2.8000%, 6/15/23	759,000	746,879
Centene Corp, 4.7500%, 5/15/22	110,000	114,125
Centene Corp, 6.1250%, 2/15/24	324,000	342,630
Centene Corp, 4.7500%, 1/15/25	454,000	461,945
UnitedHealth Group Inc, 2.3750%, 10/15/22	670,000	663,430
UnitedHealth Group Inc, 3.7500%, 7/15/25	1,083,000	1,141,233
UnitedHealth Group Inc, 3.1000%, 3/15/26	415,000	417,956
UnitedHealth Group Inc, 3.4500%, 1/15/27	274,000	283,362
UnitedHealth Group Inc, 3.3750%, 4/15/27	139,000	142,795
UnitedHealth Group Inc, 2.9500%, 10/15/27	1,295,000	1,290,821
WellCare Health Plans Inc, 5.2500%, 4/1/25	1,285,000	1,355,675
		6,960,851
Real Estate Investment Trusts (REITs) – 1.2%
Alexandria Real Estate Equities Inc, 2.7500%, 1/15/20	415,000	416,727
Alexandria Real Estate Equities Inc, 4.6000%, 4/1/22	2,108,000	2,238,193
Alexandria Real Estate Equities Inc, 4.5000%, 7/30/29	950,000	1,006,707
Digital Realty Trust LP, 3.7000%, 8/15/27	645,000	649,502
Senior Housing Properties Trust, 6.7500%, 4/15/20	431,000	457,732
Senior Housing Properties Trust, 6.7500%, 12/15/21	504,000	557,659
SL Green Realty Corp, 5.0000%, 8/15/18	929,000	940,379
SL Green Realty Corp, 7.7500%, 3/15/20	1,654,000	1,819,787
		8,086,686
Technology – 5.6%
Broadcom Corp / Broadcom Cayman Finance Ltd, 3.6250%, 1/15/24 (144A)	1,265,000	1,257,639
Broadcom Corp / Broadcom Cayman Finance Ltd, 3.8750%, 1/15/27 (144A)†	4,614,000	4,539,129
Cadence Design Systems Inc, 4.3750%, 10/15/24	2,614,000	2,772,672
Equifax Inc, 2.3000%, 6/1/21	441,000	430,419
Equifax Inc, 3.3000%, 12/15/22	1,355,000	1,346,018
Fidelity National Information Services Inc, 3.6250%, 10/15/20	479,000	492,125
Fidelity National Information Services Inc, 4.5000%, 10/15/22	568,000	607,926
First Data Corp, 7.0000%, 12/1/23 (144A)	1,661,000	1,756,507
Iron Mountain Inc, 4.8750%, 9/15/27 (144A)	1,933,000	1,933,000
Iron Mountain Inc, 5.2500%, 3/15/28 (144A)	1,528,000	1,520,360
NXP BV / NXP Funding LLC, 4.1250%, 6/15/20 (144A)	580,000	593,937

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	DECEMBER 31, 2017

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments

December 31, 2017

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Technology – (continued)
NXP BV / NXP Funding LLC, 4.1250%, 6/1/21 (144A)	$431,000	$439,620
NXP BV / NXP Funding LLC, 3.8750%, 9/1/22 (144A)	1,695,000	1,714,069
NXP BV / NXP Funding LLC, 4.6250%, 6/1/23 (144A)	1,012,000	1,058,552
Total System Services Inc, 3.8000%, 4/1/21	909,000	931,609
Total System Services Inc, 4.8000%, 4/1/26	2,608,000	2,820,886
Trimble Inc, 4.7500%, 12/1/24†	3,225,000	3,479,777
TSMC Global Ltd, 1.6250%, 4/3/18 (144A)†	4,532,000	4,523,937
Verisk Analytics Inc, 4.8750%, 1/15/19	851,000	871,360
Verisk Analytics Inc, 5.8000%, 5/1/21	2,433,000	2,647,153
Verisk Analytics Inc, 4.1250%, 9/12/22	1,060,000	1,106,481
Verisk Analytics Inc, 5.5000%, 6/15/45	1,094,000	1,273,555
VMware Inc, 3.9000%, 8/21/27	692,000	698,361
		38,815,092
Transportation – 0.2%
FedEx Corp, 3.9000%, 2/1/35	148,000	150,247
FedEx Corp, 4.4000%, 1/15/47	64,000	68,227
Penske Truck Leasing Co Lp / PTL Finance Corp, 3.3750%, 3/15/18 (144A)	1,106,000	1,109,283
		1,327,757
Total Corporate Bonds (cost $321,575,024)		326,330,892
Mortgage-Backed Securities – 24.1%
Fannie Mae Pool:
6.0000%, 10/1/35	371,803	421,418
6.0000%, 12/1/35	310,349	352,466
6.0000%, 2/1/37	154,751	177,946
6.0000%, 10/1/38	321,559	362,526
5.5000%, 12/1/39	570,079	628,748
5.5000%, 3/1/40	485,353	542,446
5.5000%, 4/1/40	861,854	948,198
5.5000%, 2/1/41	293,690	328,257
5.0000%, 5/1/41	217,491	234,826
5.5000%, 5/1/41	311,066	342,833
5.5000%, 6/1/41	673,700	751,740
5.5000%, 6/1/41	275,422	303,298
5.5000%, 7/1/41	1,092,336	1,202,887
5.0000%, 10/1/41	235,538	254,280
5.5000%, 12/1/41	532,781	587,539
5.5000%, 2/1/42	2,740,401	3,017,513
4.5000%, 11/1/42	353,625	381,635
3.5000%, 2/1/43	2,272,003	2,342,915
3.5000%, 2/1/43	408,346	421,111
3.5000%, 3/1/43	1,248,591	1,287,613
5.5000%, 10/1/43	602,865	674,009
3.5000%, 4/1/44	783,641	811,673
5.5000%, 5/1/44	598,199	658,740
5.0000%, 7/1/44	989,253	1,086,237
4.5000%, 10/1/44	741,919	804,742
3.5000%, 2/1/45	2,093,123	2,158,752
4.5000%, 3/1/45	1,233,018	1,337,572
4.5000%, 6/1/45	676,914	724,700
4.5000%, 9/1/45	3,019,613	3,275,728
3.0000%, 10/1/45	371,796	372,075
3.0000%, 10/1/45	236,478	236,646
3.5000%, 12/1/45	695,657	720,451
3.0000%, 1/1/46	48,238	48,275
3.5000%, 1/1/46	2,050,673	2,123,761
3.5000%, 1/1/46	1,769,645	1,832,718
3.0000%, 3/1/46	1,601,303	1,602,436
3.0000%, 3/1/46	1,077,212	1,077,975
4.0000%, 5/31/46	24,123,000	25,239,895

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

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Schedule of Investments

December 31, 2017

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
3.5000%, 7/1/46	$1,328,134	$1,372,771
3.5000%, 7/1/46	1,304,815	1,349,797
4.5000%, 7/1/46	824,702	889,316
4.0000%, 8/1/46	86,506	91,566
4.0000%, 8/1/46	73,380	77,672
4.0000%, 8/1/46	56,071	59,350
4.0000%, 10/1/46	355,881	376,394
3.0000%, 11/1/46	765,643	766,185
3.0000%, 11/1/46	300,251	301,051
3.0000%, 11/1/46	282,313	283,067
4.5000%, 11/1/46	299,983	324,248
3.5000%, 12/1/46	101,811	104,913
3.5000%, 12/1/46	35,410	36,489
3.5000%, 1/1/47	407,329	419,741
3.5000%, 1/1/47	74,910	77,193
3.5000%, 1/1/47	39,415	40,616
3.0000%, 2/1/47	2,057,309	2,070,063
4.5000%, 2/1/47	1,243,703	1,341,528
4.0000%, 3/1/47	114,422	121,073
4.0000%, 3/1/47	30,704	32,485
4.0000%, 3/1/47	30,365	32,121
4.0000%, 4/1/47	150,435	158,901
4.0000%, 4/1/47	118,792	125,686
4.0000%, 4/1/47	106,501	112,494
4.0000%, 5/1/47	6,496,987	6,870,988
4.0000%, 5/1/47	386,203	404,356
4.0000%, 5/1/47	164,593	173,855
4.0000%, 5/1/47	124,428	131,649
4.0000%, 5/1/47	97,619	103,284
4.0000%, 5/1/47	40,030	42,381
4.5000%, 5/1/47	205,408	222,380
4.5000%, 5/1/47	169,552	182,944
4.5000%, 5/1/47	166,270	179,159
4.5000%, 5/1/47	125,508	135,928
4.5000%, 5/1/47	116,417	125,442
4.5000%, 5/1/47	102,237	110,629
4.5000%, 5/1/47	57,654	62,301
4.5000%, 5/1/47	41,227	44,655
4.5000%, 5/1/47	37,133	40,178
3.0000%, 5/31/47	894,000	892,957
3.5000%, 5/31/47	13,990,000	14,348,975
3.5000%, 6/1/47	81,257	83,754
4.0000%, 6/1/47	476,849	503,684
4.0000%, 6/1/47	250,838	263,175
4.0000%, 6/1/47	228,811	241,984
4.0000%, 6/1/47	223,095	236,041
4.0000%, 6/1/47	213,535	224,367
4.0000%, 6/1/47	175,934	186,403
4.0000%, 6/1/47	104,948	110,110
4.0000%, 6/1/47	100,185	105,113
4.0000%, 6/1/47	79,729	84,443
4.0000%, 6/1/47	65,757	69,447
4.0000%, 6/1/47	48,018	50,286
4.0000%, 6/1/47	29,955	31,826
4.5000%, 6/1/47	741,352	798,824
4.5000%, 6/1/47	72,095	78,090
3.5000%, 7/1/47	154,664	159,503
3.5000%, 7/1/47	93,543	96,514
3.5000%, 7/1/47	70,902	73,305

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	DECEMBER 31, 2017

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments

December 31, 2017

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
3.5000%, 7/1/47	$44,637	$46,184
3.5000%, 7/1/47	43,238	44,657
4.0000%, 7/1/47	1,850,240	1,957,875
4.0000%, 7/1/47	466,885	493,159
4.0000%, 7/1/47	350,034	369,732
4.0000%, 7/1/47	327,507	346,362
4.0000%, 7/1/47	179,978	190,060
4.0000%, 7/1/47	178,926	189,436
4.0000%, 7/1/47	142,505	150,931
4.0000%, 7/1/47	96,995	102,691
4.0000%, 7/1/47	86,090	90,325
4.0000%, 7/1/47	85,190	90,194
4.0000%, 7/1/47	55,224	58,025
4.0000%, 7/1/47	50,621	53,333
4.5000%, 7/1/47	527,249	568,122
4.5000%, 7/1/47	470,467	506,939
4.5000%, 7/1/47	463,519	499,455
3.5000%, 8/1/47	575,240	591,259
3.5000%, 8/1/47	364,146	375,402
3.5000%, 8/1/47	333,187	343,772
3.5000%, 8/1/47	80,456	82,977
3.5000%, 8/1/47	35,839	36,977
4.0000%, 8/1/47	959,542	1,004,909
4.0000%, 8/1/47	788,696	825,986
4.0000%, 8/1/47	783,350	827,433
4.0000%, 8/1/47	701,667	741,154
4.0000%, 8/1/47	464,311	490,440
4.0000%, 8/1/47	346,479	366,531
4.0000%, 8/1/47	325,989	342,526
4.0000%, 8/1/47	200,812	211,517
4.0000%, 8/1/47	146,733	155,409
4.0000%, 8/1/47	82,500	86,405
4.5000%, 8/1/47	653,183	703,823
4.5000%, 8/1/47	160,563	173,011
3.5000%, 9/1/47	1,828,368	1,879,377
3.5000%, 9/1/47	287,593	297,358
4.0000%, 9/1/47	802,052	847,189
4.0000%, 9/1/47	514,193	543,130
4.0000%, 9/1/47	83,530	88,231
4.0000%, 9/1/47	24,925	26,382
4.5000%, 9/1/47	3,105,971	3,308,459
4.5000%, 9/1/47	548,990	591,554
4.5000%, 9/1/47	410,405	442,222
4.5000%, 9/1/47	372,852	401,759
3.5000%, 10/1/47	2,472,080	2,541,113
3.5000%, 10/1/47	711,053	730,909
3.5000%, 10/1/47	59,828	61,769
3.5000%, 10/1/47	52,834	54,628
3.5000%, 10/1/47	42,876	44,279
3.5000%, 10/1/47	24,928	25,834
4.0000%, 10/1/47	407,731	428,523
4.0000%, 10/1/47	353,514	373,408
4.0000%, 10/1/47	339,996	359,129
4.0000%, 10/1/47	227,497	240,300
4.0000%, 10/1/47	186,457	197,409
4.0000%, 10/1/47	96,739	102,421
4.5000%, 10/1/47	94,464	101,788
4.5000%, 10/1/47	43,336	46,696
3.0000%, 11/1/47	627,026	627,470

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	17

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments

December 31, 2017

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
3.5000%, 11/1/47	$212,751	$220,172
3.5000%, 11/1/47	132,513	137,140
4.0000%, 11/1/47	511,172	537,103
4.0000%, 11/1/47	157,888	166,967
4.0000%, 11/1/47	82,480	87,376
4.5000%, 11/1/47	464,846	500,884
3.0000%, 12/1/47	272,000	272,193
3.0000%, 12/1/47	132,000	132,093
3.5000%, 12/1/47	434,000	448,403
3.5000%, 12/1/47	90,000	92,987
3.5000%, 5/1/56	549,417	565,382
		128,349,278
Freddie Mac Gold Pool:
5.5000%, 10/1/36	267,820	299,625
6.0000%, 4/1/40	261,381	300,882
5.5000%, 8/1/41	828,431	938,235
5.5000%, 8/1/41	780,428	873,803
5.0000%, 3/1/42	687,867	754,601
3.5000%, 2/1/44	877,041	904,002
4.5000%, 5/1/44	665,973	716,917
3.0000%, 1/1/45	818,264	819,629
4.0000%, 2/1/46	574,384	608,876
3.5000%, 7/1/46	2,592,146	2,686,116
3.0000%, 10/1/46	2,410,180	2,415,603
3.0000%, 12/1/46	4,322,474	4,332,208
4.0000%, 6/1/47	1,833,357	1,938,266
4.0000%, 8/1/47	1,574,968	1,649,215
3.5000%, 9/1/47	2,047,824	2,113,214
3.5000%, 9/1/47	1,275,373	1,312,303
3.5000%, 9/1/47	731,224	752,397
3.5000%, 9/1/47	626,078	644,208
3.5000%, 9/1/47	564,024	583,124
4.0000%, 9/1/47	659,343	689,818
3.5000%, 10/1/47	1,653,431	1,701,309
3.5000%, 10/1/47	1,103,779	1,135,740
3.5000%, 12/1/47	2,402,685	2,483,308
		30,653,399
Ginnie Mae I Pool:
4.5000%, 9/15/40	431,620	461,092
4.5000%, 5/15/41	395,151	418,115
4.0000%, 1/15/45	2,485,633	2,610,788
4.5000%, 8/15/46	2,808,984	3,025,116
4.0000%, 7/15/47	1,491,181	1,564,461
4.0000%, 8/15/47	300,282	315,062
		8,394,634
Ginnie Mae II Pool:
4.0000%, 8/20/47	227,046	238,481
4.0000%, 8/20/47	56,691	59,546
4.0000%, 8/20/47	44,134	46,357
		344,384
Total Mortgage-Backed Securities (cost $168,982,921)		167,741,695
United States Treasury Notes/Bonds – 15.5%
1.3750%, 9/30/19	13,184,000	13,068,865
1.5000%, 10/31/19	4,785,000	4,751,528
1.7500%, 11/30/19†	22,185,000	22,126,878
1.6250%, 10/15/20	148,000	146,674
1.7500%, 11/15/20	5,727,000	5,693,631
1.7500%, 6/30/22	552,000	541,962

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

18	DECEMBER 31, 2017

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments

December 31, 2017

Shares or Principal Amounts		Value
United States Treasury Notes/Bonds – (continued)
1.8750%, 7/31/22	$878,000	$866,006
1.6250%, 8/31/22†	7,326,000	7,144,031
1.8750%, 9/30/22	1,356,000	1,336,185
2.0000%, 11/30/22	978,000	968,961
2.1250%, 2/29/24	3,981,000	3,940,792
2.1250%, 9/30/24	504,000	497,542
2.0000%, 11/15/26	719,000	695,623
2.2500%, 2/15/27†	4,301,000	4,243,274
2.2500%, 8/15/27†	5,514,000	5,434,743
2.2500%, 11/15/27	10,049,000	9,904,092
3.6250%, 2/15/44	2,284,000	2,666,939
2.2500%, 8/15/46	279,000	251,386
3.0000%, 2/15/47	2,829,000	2,971,927
3.0000%, 5/15/47	3,222,000	3,383,772
2.7500%, 8/15/47	13,941,000	13,944,502
2.7500%, 11/15/47	3,461,000	3,462,782
Total United States Treasury Notes/Bonds (cost $107,445,834)		108,042,095
Investment Companies – 6.5%
Money Markets – 6.5%
Janus Cash Liquidity Fund LLC, 1.2731%ºº,£ (cost $45,272,152)	45,272,152	45,272,152
Total Investments (total cost $729,996,354) – 105.5%		734,057,908
Liabilities, net of Cash, Receivables and Other Assets – (5.5)%		(38,564,080)
Net Assets – 100%		$695,493,828

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$696,538,869	94.9%
Canada	7,603,362	1.0
Netherlands	7,363,585	1.0
United Kingdom	6,271,351	0.8
Taiwan	4,523,937	0.6
Belgium	3,391,864	0.5
Ireland	3,340,081	0.5
France	2,945,054	0.4
Switzerland	1,164,935	0.2
Germany	914,870	0.1

Total	$734,057,908	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	19

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Schedule of Investments

December 31, 2017

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 12/31/17
Investment Companies – 6.5%
Investments Purchased with Cash Collateral from Securities Lending – 0%
Janus Cash Collateral Fund LLC, 1.2573%ºº	$7,809∆	$—	$—	$—
Money Markets – 6.5%
Janus Cash Liquidity Fund LLC, 1.2731%ºº	159,809	—	—	45,272,152

Total Affiliated Investments – 6.5%	$167,618	$—	$—	$45,272,152

(1)For securities that were affiliated for a portion of the year ended December 31, 2017, this column reflects amounts for the entire year ended December 31, 2017 and not just the period in which the security was affiliated.

	Share Balance at 12/31/16	Purchases	Sales	Share Balance at 12/31/17
Investment Companies – 6.5%
Investments Purchased with Cash Collateral from Securities Lending – 0%
Janus Cash Collateral Fund LLC, 1.2573%ºº	—	10,132,500	(10,132,500)	—
Money Markets – 6.5%
Janus Cash Liquidity Fund LLC, 1.2731%ºº	8,443,000	477,212,432	(440,383,280)	45,272,152

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

20	DECEMBER 31, 2017

Janus Henderson VIT Flexible Bond Portfolio

Notes to Schedule of Investments and Other Information

Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based measure of the investment grade, US dollar-denominated, fixed-rate taxable bond market.

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
ULC	Unlimited Liability Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended December 31, 2017 is $121,560,920, which represents 17.5% of net assets.

(a)

All or a portion of this position has not settled, or is not funded. Upon settlement or funding date, interest rates for unsettled or unfunded amounts will be determined. Interest and dividends will not be accrued until time of settlement or funding.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of December 31, 2017, is $50,649,462.

‡

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of December 31, 2017.

ºº	Rate shown is the 7-day yield as of December 31, 2017.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

§				Schedule of Restricted and Illiquid Securities (as of December 31, 2017)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20	4/29/13	$1,213,917	$1,203,249	0.2%
loanDepot Station Place Agency Securitization Trust 2017-1, ICE LIBOR USD 1 Month + 0.8000%, 2.3521%, 11/25/50	11/29/17	1,657,000	1,657,000	0.2
loanDepot Station Place Agency Securitization Trust 2017-1, ICE LIBOR USD 1 Month + 1.0000%, 2.5521%, 11/25/50	11/29/17	414,000	414,000	0.0
Station Place Securitization Trust 2017-3, ICE LIBOR USD 1 Month + 1.0000%, 2.2942%, 7/24/18	8/11/17	1,899,000	1,899,315	0.3
Total		$5,183,917	$5,173,564	0.7%

The Portfolio has registration rights for certain restricted securities held as of December 31, 2017. The issuer incurs all registration costs.

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Janus Henderson VIT Flexible Bond Portfolio

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$59,600,947	$-
Bank Loans and Mezzanine Loans	-	27,070,127	-
Corporate Bonds	-	326,330,892	-
Mortgage-Backed Securities	-	167,741,695	-
United States Treasury Notes/Bonds	-	108,042,095	-
Investment Companies	-	45,272,152	-
Total Assets	$-	$734,057,908	$-

22	DECEMBER 31, 2017

Janus Henderson VIT Flexible Bond Portfolio

Statement of Assets and Liabilities

December 31, 2017

Assets:
Unaffiliated investments, at value(1)	$688,785,756
Affiliated investments, at value(2)	45,272,152
Cash	1,170,390
Non-interested Trustees' deferred compensation	13,295
Receivables:
Interest	4,724,563
Investments sold	2,936,534
Portfolio shares sold	2,118,975
Dividends from affiliates	46,592
Other assets	14,146
Total Assets	745,082,403
Liabilities:
Payables:	—
Investments purchased	45,902,609
Portfolio shares repurchased	2,378,066
Advisory fees	300,598
12b-1 Distribution and shareholder servicing fees	87,924
Professional fees	37,464
Transfer agent fees and expenses	32,436
Non-interested Trustees' deferred compensation fees	13,295
Custodian fees	5,782
Non-interested Trustees' fees and expenses	5,291
Portfolio administration fees	4,754
Accrued expenses and other payables	820,356
Total Liabilities	49,588,575
Net Assets	$695,493,828
Net Assets Consist of:
Capital (par value and paid-in surplus)	$697,464,344
Undistributed net investment income/(loss)	3,349,745
Undistributed net realized gain/(loss) from investments	(9,381,812)
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	4,061,551
Total Net Assets	$695,493,828
Net Assets - Institutional Shares	$292,250,695
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	24,998,862
Net Asset Value Per Share	$11.69
Net Assets - Service Shares	$403,243,133
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	31,675,685
Net Asset Value Per Share	$12.73

(1) Includes cost of $684,724,202. (2) Includes cost of $45,272,152.

See Notes to Financial Statements.

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Janus Henderson VIT Flexible Bond Portfolio

Statement of Operations

For the year ended December 31, 2017

Investment Income:
Interest	$21,850,214
Dividends	272,007
Dividends from affiliates	159,809
Affiliated securities lending income, net	7,809
Other income	221,696
Total Investment Income	22,511,535
Expenses:
Advisory fees	3,538,776
12b-1Distribution and shareholder servicing fees:
Service Shares	1,003,628
Transfer agent administrative fees and expenses:
Institutional Shares	159,230
Service Shares	200,726
Other transfer agent fees and expenses:
Institutional Shares	11,389
Service Shares	8,474
Shareholder reports expense	114,515
Portfolio administration fees	61,725
Professional fees	48,569
Custodian fees	30,942
Registration fees	25,974
Non-interested Trustees’ fees and expenses	18,717
Other expenses	141,177
Total Expenses	5,363,842
Net Investment Income/(Loss)	17,147,693
Net Realized Gain/(Loss) on Investments:
Investments	1,927,983
Total Net Realized Gain/(Loss) on Investments	1,927,983
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	5,918,589
Total Change in Unrealized Net Appreciation/Depreciation	5,918,589
Net Increase/(Decrease) in Net Assets Resulting from Operations	$24,994,265

See Notes to Financial Statements.

24	DECEMBER 31, 2017

Janus Henderson VIT Flexible Bond Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2017	Year ended December 31, 2016

Operations:
Net investment income/(loss)	$17,147,693	$16,009,760
Net realized gain/(loss) on investments	1,927,983	(2,191,223)
Change in unrealized net appreciation/depreciation	5,918,589	1,556,768
Net Increase/(Decrease) in Net Assets Resulting from Operations	24,994,265	15,375,305
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Institutional Shares	(9,202,522)	(9,771,475)
Service Shares	(10,135,006)	(9,601,454)
Net Decrease from Dividends and Distributions to Shareholders	(19,337,528)	(19,372,929)
Capital Share Transactions:
Institutional Shares	(45,488,748)	(19,540,667)
Service Shares	(1,068,449)	100,490,572
Net Increase/(Decrease) from Capital Share Transactions	(46,557,197)	80,949,905
Net Increase/(Decrease) in Net Assets	(40,900,460)	76,952,281
Net Assets:
Beginning of period	736,394,288	659,442,007
End of period	$695,493,828	$736,394,288

Undistributed Net Investment Income/(Loss)	$3,349,745	$2,913,562

See Notes to Financial Statements.

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Financial Highlights

Institutional Shares
For a share outstanding during each year ended December 31	2017	2016	2015		2014	2013
Net Asset Value, Beginning of Period	$11.62	$11.67	$11.98		$11.82	$12.59
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.30(1)	0.28(1)	0.28(1)		0.33(1)	0.38
Net realized and unrealized gain/(loss)	0.12	0.01(2)	(0.25)		0.25	(0.40)
Total from Investment Operations	0.42	0.29	0.03		0.58	(0.02)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.35)	(0.34)	(0.28)		(0.42)	(0.30)
Distributions (from capital gains)	—	—	(0.06)		—	(0.45)
Total Dividends and Distributions	(0.35)	(0.34)	(0.34)		(0.42)	(0.75)
Net Asset Value, End of Period	$11.69	$11.62	$11.67		$11.98	$11.82
Total Return*	3.62%	2.46%	0.22%		4.94%	(0.06)%
Net Assets, End of Period (in thousands)	$292,251	$335,208	$355,569		$363,977	$344,028
Average Net Assets for the Period (in thousands)	$319,492	$350,120	$347,338		$345,064	$360,706
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.60%	0.58%	0.57%		0.59%	0.56%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.60%	0.58%	0.57%		0.58%	0.55%
Ratio of Net Investment Income/(Loss)	2.51%	2.31%	2.33%		2.74%	2.35%
Portfolio Turnover Rate	130%(3)	112%	111%		144%	138%
				1

Service Shares
For a share outstanding during each year ended December 31	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$12.63	$12.66	$12.98	$12.78	$13.56
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.29(1)	0.27(1)	0.27(1)	0.32(1)	0.38
Net realized and unrealized gain/(loss)	0.13	0.01(2)	(0.27)	0.28	(0.44)
Total from Investment Operations	0.42	0.28	—	0.60	(0.06)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.32)	(0.31)	(0.26)	(0.40)	(0.27)
Distributions (from capital gains)	—	—	(0.06)	—	(0.45)
Total Dividends and Distributions	(0.32)	(0.31)	(0.32)	(0.40)	(0.72)
Net Asset Value, End of Period	$12.73	$12.63	$12.66	$12.98	$12.78
Total Return*	3.35%	2.22%	(0.06)%	4.69%	(0.32)%
Net Assets, End of Period (in thousands)	$403,243	$401,186	$303,873	$207,850	$117,539
Average Net Assets for the Period (in thousands)	$402,544	$383,710	$250,537	$146,672	$124,401
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.85%	0.83%	0.82%	0.85%	0.81%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.85%	0.83%	0.82%	0.84%	0.80%
Ratio of Net Investment Income/(Loss)	2.27%	2.06%	2.09%	2.49%	2.10%
Portfolio Turnover Rate	130%(3)	112%	111%	144%	138%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) This amount does not agree with the change in the aggregate gains and losses in the Portfolio's securities for the year or period due to the timing of sales and repurchases of the Portfolio's shares in relation to fluctuating market values for the Portfolio's securities.

(3) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

26	DECEMBER 31, 2017

Janus Henderson VIT Flexible Bond Portfolio

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson VIT Flexible Bond Portfolio (formerly named Janus Aspen Flexible Bond Portfolio) (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 12 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks to obtain maximum total return, consistent with preservation of capital. The Portfolio is classified as diversified, as defined in the 1940 Act.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including other portfolios, participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard

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Notes to Financial Statements

emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2017 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

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Notes to Financial Statements

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Other Investments and Strategies

Additional Investment Risk

The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and

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Notes to Financial Statements

Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital Management LLC (“Janus Capital”) believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Loans

The Portfolio may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Portfolio’s total assets. Below are descriptions of the types of loans held by the Portfolio as of December 31, 2017.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Portfolio’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In

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Notes to Financial Statements

other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Portfolio may invest in obligations of borrowers who are in bankruptcy proceedings. While the Portfolio generally expects to invest in fully funded term loans, certain of the loans in which the Portfolio may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Portfolio may receive fees such as covenant waiver fees or prepayment penalty fees. The Portfolio may pay fees such as facility fees. Such fees may affect the Portfolio’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Portfolio may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Portfolio may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Portfolio’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks,

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Notes to Financial Statements

corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. There were no securities on loan as of December 31, 2017.

Sovereign Debt

The Portfolio may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially

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Notes to Financial Statements

the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Portfolio may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Portfolio’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Portfolio may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Portfolio invests in non-U.S. sovereign debt, it may be subject to currency risk.

TBA Commitments

A Portfolio may enter into “to be announced” or “TBA” commitments. TBAs are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Portfolio will still bear the risk of any decline in the value of the security to be delivered. Because TBA commitments do not require the purchase and sale of identical securities, the characteristics of the security delivered to the Portfolio may be less favorable than the security delivered to the dealer. If the counterparty to a transaction fails to deliver the security, the Portfolio could suffer a loss.

When-Issued and Delayed Delivery Securities

The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Portfolio may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio’s custodian sufficient to cover the purchase price.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Portfolio	Contractual Investment Advisory Fee (%)
First $300 Million	0.55
Over $300 Million	0.45

Janus Capital has contractually agreed to waive the advisory fee payable by the Portfolio or reimburse expenses in an amount equal to the amount, if any, that the Portfolio’s normal operating expenses, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Service Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.57% of the Portfolio’s average daily net assets. Janus Capital has agreed to continue the waivers until at least May 1, 2018. If applicable, amounts waived and/or reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

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Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. Janus Services receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing investors, and answering inquiries regarding accounts. Janus Services expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio. Any unused portion will be reimbursed to the applicable share class at least annually.

In addition, Janus Services provides or arranges for the provision of certain other internal administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for these internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and servicing fees, and the payments may exceed 12b-1 distribution and servicing fees actually incurred. If any of the Portfolio’s actual 12b-1 distribution and servicing fees incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio and providing personnel to serve as officers to the Portfolio. The Portfolio reimburses Janus Capital for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These costs include some or all of the salaries, fees, and expenses of Janus Capital employees and Portfolio officers, including the Portfolio’s Chief Compliance Officer and compliance staff, who provide specified administration and compliance services to the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Portfolio. These amounts are disclosed as “Portfolio administration fees” on the Statement of Operations. Total compensation of $17,105 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended December 31, 2017. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of December 31, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended December 31, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $416,450 were paid by the Trust to the Trustees under the Deferred Plan during the year ended December 31, 2017.

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Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Portfolio's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended December 31, 2017 can be found in a table located in the Schedule of Investments.

The Portfolio is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Portfolio and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Portfolio from or to another fund or account that is or could be considered an affiliate of the Portfolio under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended December 31, 2017, the Portfolio engaged in cross trades amounting to $48,918,514 in purchases and $39,832,769 in sales, resulting in a net realized loss of $271,850. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Portfolio’s Statement of Operations.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 3,363,040	$ -	$ (8,538,547)	$ -	$ -	$ (13,297)	$ 3,218,288

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2017, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended December 31, 2017
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(8,538,547)	$ -	$ (8,538,547)

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Notes to Financial Statements

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2017 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 730,839,620	$ 7,013,101	$ (3,794,813)	$ 3,218,288

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended December 31, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 19,337,528	$ -	$ -	$ -

For the year ended December 31, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 19,372,929	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Portfolio:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ -	$ 2,626,018	$ (2,626,018)

5. Capital Share Transactions

	Year ended December 31, 2017		Year ended December 31, 2016
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	3,453,758	$ 40,639,685	4,343,672	$ 51,810,237
Reinvested dividends and distributions	785,137	9,202,522	830,664	9,771,475
Shares repurchased	(8,082,750)	(95,330,955)	(6,802,949)	(81,122,379)
Net Increase/(Decrease)	(3,843,855)	$(45,488,748)	(1,628,613)	$ (19,540,667)
Service Shares:
Shares sold	6,337,426	$ 81,111,460	14,435,323	$186,652,808
Reinvested dividends and distributions	794,338	10,135,006	751,582	9,601,454
Shares repurchased	(7,219,792)	(92,314,915)	(7,428,588)	(95,763,690)
Net Increase/(Decrease)	(88,028)	$ (1,068,449)	7,758,317	$100,490,572

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Notes to Financial Statements

6. Purchases and Sales of Investment Securities

For the year ended December 31, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$455,481,358	$ 497,100,154	$ 450,636,538	$ 438,867,629

7. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X was August 1, 2017. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

8. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson merged with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger was effective May 30, 2017.

The consummation of the Merger may have been deemed to be an “assignment” (as defined in the 1940 Act) of the advisory agreement between the Portfolio and Janus Capital in effect on the date of the Merger. As a result, the consummation of the Merger may have caused the investment advisory agreement to terminate automatically in accordance with its terms.

On December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Portfolio and Janus Capital in order to permit Janus Capital to continue to provide advisory services to the Portfolio following the closing of the Merger (the “Post-Merger Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post-Merger Advisory Agreement, among other proposals, to Portfolio shareholders for approval.

Special Meeting(s) of Shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017.

Approval of Advisory Agreements

On April 18, 2017, shareholders of the Portfolio approved the Post-Merger Advisory Agreement with Janus Capital. The Post- Merger Advisory Agreement took effect upon the consummation of the Merger.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2017 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Aspen Series and Shareholders of Janus Henderson VIT Flexible Bond Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson VIT Flexible Bond Portfolio (one of the portfolios constituting Janus Aspen Series, referred to hereafter as the “Portfolio”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
February 16, 2018

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Portfolio shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) . Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

December 2017

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 14 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which closed in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements prior to the close of the Transaction as well as the services provided after the Transaction closed.

At a meeting held on December 7, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2018 through February 1, 2019, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

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agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2017, approximately 70% of the Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2017, approximately 46% of the Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge

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quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

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• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that

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the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

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• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

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• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of

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that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% below the average total expenses of their respective Broadridge Expense Group peers and 18% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 8% below the average management fees for their Expense Groups and 9% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; (4) in three of seven product categories, the Funds receive proportionally better pricing than the industry in relation to Janus institutional clients; and (5) in seven of eight strategies, Janus Capital has lower management fees than funds subadvised by Janus Capital’s portfolio managers.

The Trustees considered the fees for each Fund for its fiscal year ended in 2016, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were

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reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to waive 11 basis points of management fees effective February 1, 2018 and also has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

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Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses effective June 5, 2017.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective February 1, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group averages for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Funds, and considered profitability data of other fund managers. The Trustees also considered the financial information, estimated profitability and corporate structure of Janus Capital’s parent company before and after the Transaction. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. The Trustees also noted that the Trustees’ independent fee consultant reviewed the overall profitability of Janus Capital’s parent company prior to the Transaction, and the independent fee consultant found that, while assessing the reasonableness of Fund expenses in light of such profits was dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons were limited in accuracy by differences in complex size, business mix, institutional account orientation and other factors, after accepting these limitations, the level of profit earned by Janus Capital’s parent company was reasonable. In this regard, the independent consultant concluded that the profitability of Janus Capital’s parent company did not show excess nor did it show any insufficiency that could limit the ability to invest the resources needed to drive strong future investment performance on behalf of the Funds.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Fund. The Trustees also considered such estimated profitability taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Fund was reasonable, including after taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. The Trustees also considered that the estimated profitability for an individual Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Funds was not a material factor in the Board’s approval of the reasonableness of any Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

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Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 86% of these Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus complex. The independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Funds, Janus Capital appeared to be investing to increase the likelihood that these Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

January 2017

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the

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investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the proposed transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which Janus Capital advised the Trustees was expected to close in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements both prior to the close of the Transaction, and afterwards, if the Transaction were not to close. If the Transaction closes, all such agreements would be replaced by new investment advisory agreements and subadvisory agreements, as applicable, for each Fund, assuming requisite Fund shareholder approvals have been obtained.

At a meeting held on January 26, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2017 through February 1, 2018, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided

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its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2016, approximately 76% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2016, approximately 47% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the

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bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

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• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, Intech Emerging Markets Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, Intech Global Income Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson International Managed Volatility Fund (formerly, Intech International Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, Intech U.S. Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

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Additional Information (unaudited)

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

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• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen Intech U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

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Additional Information (unaudited)

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 12% below the average total expenses of their respective Broadridge Expense Group peers and 20% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 11% below the average management fees for their Expense Groups and 13% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; and (4) in the majority of cases, the Funds receive proportionally better pricing than the industry in relation to Janus institutional and subadvised accounts.

The Trustees considered the fees for each Fund for its fiscal year ended in 2015, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share

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Additional Information (unaudited)

classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s total expenses exceeded the peer group average for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group average due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one- half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, Intech Emerging Markets Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, Intech Global Income Managed Volatility Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund (formerly, Intech International Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, Intech U.S. Managed Volatility Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s

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Additional Information (unaudited)

expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to

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Additional Information (unaudited)

limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen Intech U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the

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Additional Information (unaudited)

Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 91% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 83% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a

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Additional Information (unaudited)

subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

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Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the

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Useful Information About Your Portfolio Report (unaudited)

period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Shareholder Meeting (unaudited)

Special meetings of shareholders were held on April 6, 2017 and adjourned and reconvened on April 18, 2017 (together, the "meeting"). At the meeting, the following matters were voted on and approved by shareholders.  Each vote reported represents one dollar of net asset value held on the record date for the meeting.  The results of the meeting are noted below.

Proposals
1. For all Portfolios, to approve a new investment advisory agreement between the Trust, on behalf of the Portfolio, and Janus Capital Management LLC.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BNV	Total
736,301,557.196	567,562,568.942	15,243,633.532	31,189,299.238	(0.002)	613,995,501.711

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
77.083	2.070	4.236	0.000	83.389	92.438	2.483	5.080	0.000	100.000

4. To elect an additional Trustee to the Board of Trustees of the Trust. - Diane L. Wallace.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BNV	Total
7,198,647,378.476	6,547,141,899.530	651,505,478.946	0.000	0.000	7,198,647,378.476

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
80.347	7.995	0.000	0.000	88.342	90.950	9.050	0.000	0.000	100.000

Alan A. Brown, William D. Cvengros, Raudline Etienne, William F. McCalpin, Gary A. Poliner, James T. Rothe, William D. Stewart and Linda S. Wolf continue to serve as Trustees following the meeting.

5. For all Portfolios, except Global Unconstrained Bond Portfolio, to approve a proposal that would authorize the Adviser to enter into and materially amend sub-advisory agreements in the future with wholly-owned subadvisers and unaffiliated sub-advisers, with the approval of the Board of Trustees of the Trust, but without obtaining additional shareholder approval.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BNV	Total
736,301,557.196	515,651,189.489	44,585,039.536	53,759,272.698	(0.012)	613,995,501.711

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
70.033	6.055	7.301	0.000	83.389	83.983	7.261	8.756	0.000	100.000

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Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Portfolio’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Portfolio’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 58 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	63

Director of Mutual Fund Directors Forum (a non-profit
organization serving
independent directors of U.S. mutual funds), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a
private grantmaking
foundation).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	63

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of
MotiveQuest LLC (strategic social market research
company) (2003-2016); Director of Nuveen Global
Investors LLC (2007-2011); Director of Communities in
Schools (2004-2010); and
Director of Mutual Fund Education Alliance (until
2010).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	63

Advisory Board Member, Innovate Partners Emerging
Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National
Retirement Partners
Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a
special purpose acquisition
corporation) (2007-2009); Director of RemedyTemp, Inc.
(temporary help services company) (1996-2006); and
Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts
(1987-1994).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	63	Director of Brightwood Capital Advisors, LLC (since 2014).

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TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	63

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	63	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004-2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	63	None

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	6/17-Present	Retired.

Formerly, Independent Trustee,
Henderson Global Funds (13
portfolios) (2015-2017); Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) 2013-2017; Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC; and Treasurer for Driehau Mutual Funds.

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TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	63

Director of Chicago
Community Trust (Regional Community Foundation),
Chicago Council on Global Affairs, InnerWorkings (U.S.
provider of print procurement
solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Walmart (until 2017), Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL)
(until 2014).

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Michael Keough 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Co-Portfolio Manager Janus Henderson Flexible Bond Portfolio	12/15-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for Janus Capital.
Mayur Saigal 151 Detroit Street Denver, CO 80206 DOB: 1975	Executive Vice President and Co-Portfolio Manager Janus Henderson Flexible Bond Portfolio	12/15-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for Janus Capital.
Darrell Watters 151 Detroit Street Denver, CO 80206 DOB: 1963	Executive Vice President and Co-Portfolio Manager Janus Henderson Flexible Bond Portfolio	5/07-Present	Vice President of Janus Capital and Portfolio Manager for other Janus Henderson accounts.

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of Intech Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Senior Vice President and Head of Compliance, North America for Janus Henderson (since September 2017); Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017-September 2017); Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC (2005-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Perkins and Intech are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Portfolios distributed by Janus Henderson Distributors

109-02-81114 02-18

ANNUAL REPORT December 31, 2017

Janus Henderson VIT Forty Portfolio (formerly named Janus Aspen Forty Portfolio)

Janus Aspen Series

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Forty Portfolio

Janus Henderson VIT Forty Portfolio (unaudited)

PORTFOLIO SNAPSHOT

We believe that constructing a concentrated portfolio of quality growth companies will allow us to outperform our benchmark over time. We define quality as companies that enjoy sustainable “moats” around their businesses, potentially allowing companies to grow faster, with higher returns, than their competitors. We believe the market often underestimates these companies’ sustainable competitive advantage periods.

Doug Rao co-portfolio manager	Nick Schommer co-portfolio manager

PERFORMANCE OVERVIEW

For the 12-month period ended December 31, 2017, Janus Henderson VIT Forty Portfolio’s Institutional Shares and Service Shares returned 30.31% and 29.99%, respectively, versus a return of 30.21% for the Portfolio’s primary benchmark, the Russell 1000® Growth Index. The Portfolio’s secondary benchmark, the S&P 500® Index, returned 21.83% for the period.

INVESTMENT ENVIRONMENT

U.S. equities registered strong gains in 2017. Equities enjoyed a strong start to the year, as investors considered the potential impact of some of the Trump administration’s proposed corporate tax cuts and pro-growth initiatives. Strong corporate earnings and signs of a strengthening global economy continued to bolster stocks throughout the year. U.S. equities continued to climb higher in the fourth quarter as corporate tax reform appeared likely, and was eventually signed into law. Volatility remained low throughout most of the year.

PERFORMANCE DISCUSSION

The Portfolio outperformed both its primary benchmark, the Russell 1000 Growth Index, and its secondary benchmark, the S&P 500 Index, during the period. As part of our investment strategy, we seek companies that have built clear, sustainable, competitive moats around their businesses, which should help them grow market share within their respective industries over time. Important competitive advantages could include a strong brand, network effects from a product or service that would be hard for a competitor to replicate, a lower cost structure than competitors in the industry, a distribution advantage or patent protection over valuable intellectual property. We think emphasizing these sustainable competitive advantages can be a meaningful driver of outperformance over longer time horizons because the market often underestimates the duration of growth for these companies and the long-term potential return to shareholders. This year we saw a number of companies in our portfolio put up impressive results, further validating our view that they are well positioned to grow in excess of the market.

Activision Blizzard was our largest contributor. Activision Blizzard’s stock has appreciated as the market has begun to recognize that the company’s digital transition enables a more durable cash flow stream and new avenues to monetize its franchises. As gaming moves from physical game cartridges toward digital platforms, it reduces costs for Activision and makes it less reliant on the release of a new gaming console to drive game sales. A digital gaming environment also allows Activision to sell digital items to gamers in real time. Going forward, we believe Activision can improve monetization of games it acquired from King Digital by inserting advertisements into those games for the first time. We also see a significant opportunity for the company to monetize viewership of its games through eSports.

Mastercard also added meaningfully to our results. The stock was up after the company raised guidance and issued an upbeat outlook at its investor day. We were encouraged to see the company is expanding its addressable market, moving more into business-to-business and business-to-consumer payments. Mastercard is a longtime holding that we have discussed in previous commentaries, and our reasons for owning the company remain the same. Over the long term, we believe payments companies such as Mastercard are poised to benefit as consumers and businesses switch from cash and check to plastic and electronic payments. Mastercard is well positioned to benefit from this shift because a majority of its revenues are generated outside the U.S., where many markets have a lower penetration of card and electronic payments and are experiencing significantly faster electronic purchase volume growth.

Microsoft was another significant contributor. Better-than-expected earnings results have helped confirm Microsoft’s successful transition from an on-premises software

Janus Aspen Series	1

Janus Henderson VIT Forty Portfolio (unaudited)

company to a cloud-based business with a steady, subscription-based revenue model for many of its services. We continue to like the company’s position as the second-largest enterprise cloud provider, and believe the company is well positioned for growth as businesses seek more cost-effective, cloud-based IT solutions.

While pleased with the performance of most stocks in our portfolio, we held companies that produced disappointing results. Celgene was our largest detractor. The stock was down after the company’s fourth quarter announcement that it would discontinue a trial for one of its potential Crohn’s disease treatments due to disappointing data on the drug. Also in the fourth quarter, Celgene lowered 2020 guidance and announced weaker-than-expected sales of its drug Otezla. While these results are disappointing, we continue to hold the stock. We believe the current valuation fails to give credit for the cash flow generation of its blood cancer drug, Revlimid, and that the market is underestimating the potential of some of the innovative treatments in Celgene’s pipeline.

Allergan was another detractor. Patent disputes concerning Restasis, the firm’s blockbuster medicine for dry eye, have weighed on the stock. A federal judge invalidated Allergan’s patent. Meanwhile, several generic drug makers have also been challenging Allergan’s patent through inter partes review (IPR). We’ve been disappointed with management’s execution, but continue to hold the position and are optimistic about the duration of growth of the company’s medical aesthetics franchise.

General Electric (GE) also detracted from our performance. We were disappointed in GE’s cash flow conversion from its industrial businesses, and sold the position during the period.

OUTLOOK

We believe stock valuations are reasonable in the context of a low interest rate environment, but acknowledge that rising rates could pose a challenge for equity markets in 2018. That said, we like how our portfolio is positioned for a backdrop of rising interest rates.

Many of our holdings underpin some of the most powerful secular growth themes in today’s economy: the shift from traditional brick and mortar shopping to online spending, the switch of enterprise software from on-premises to the cloud, a proliferation of connected devices in the home and business, the shift in autos from the combustible engine to electronic vehicles and a growing global middle class, to name a few. Innovative companies tied to such themes should be able to demonstrate resilient earnings growth, which will be required to support valuations in a rising rate environment.

On the margins, we’ve also made a few changes to our portfolio, modestly reducing our technology exposure as some of our holdings approached their valuation targets, and increasing our exposure to the financial services industry. We believe these financial companies should benefit from a more favorable regulatory environment, tax reform and rising interest rates.

Thank you for your investment in Janus Henderson VIT Forty Portfolio.

2	DECEMBER 31, 2017

Janus Henderson VIT Forty Portfolio (unaudited)

Portfolio At A Glance

December 31, 2017

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Activision Blizzard Inc	2.48%	Celgene Corp	-0.79%
	Mastercard Inc	2.13%	Allergan PLC	-0.67%
	Microsoft Corp	2.04%	General Electric Co	-0.40%
	Alphabet Inc	2.00%	Bristol-Myers Squibb Co	-0.22%
	Amazon.com Inc	1.93%	DexCom Inc	-0.09%

	5 Top Performers - Sectors*
		Portfolio	Portfolio Weighting	Russell 1000 Growth Index
		Contribution	(Average % of Equity)	Weighting
	Information Technology	4.77%	41.13%	35.35%
	Consumer Discretionary	1.30%	14.84%	19.34%
	Consumer Staples	1.19%	1.36%	7.98%
	Telecom Services	0.30%	0.00%	1.00%
	Energy	0.21%	0.00%	0.68%

	5 Bottom Performers - Sectors*
		Portfolio	Portfolio Weighting	Russell 1000 Growth Index
		Contribution	(Average % of Equity)	Weighting
	Health Care	-4.71%	18.39%	14.65%
	Other**	-1.03%	3.56%	0.00%
	Industrials	-0.88%	5.84%	11.56%
	Financials	-0.74%	9.45%	3.11%
	Materials	-0.42%	3.65%	3.67%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

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Janus Henderson VIT Forty Portfolio (unaudited)

Portfolio At A Glance

December 31, 2017

5 Largest Equity Holdings - (% of Net Assets)
Alphabet Inc
Internet Software & Services	5.9%
Mastercard Inc
Information Technology Services	5.4%
salesforce.com Inc
Software	4.9%
Microsoft Corp
Software	4.8%
Activision Blizzard Inc
Software	3.8%
24.8%

Asset Allocation - (% of Net Assets)
Common Stocks	96.0%
Investment Companies	5.0%
Other	(1.0)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2017	As of December 31, 2016

4	DECEMBER 31, 2017

Janus Henderson VIT Forty Portfolio (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2017					per the May 1, 2017 prospectuses
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Institutional Shares	30.31%	16.35%	7.98%	11.44%	0.74%
Service Shares	29.99%	16.06%	7.71%	11.13%	0.99%
Russell 1000 Growth Index	30.21%	17.33%	10.00%	7.67%
S&P 500 Index	21.83%	15.79%	8.50%	8.03%
Morningstar Quartile - Institutional Shares	2nd	2nd	3rd	1st
Morningstar Ranking - based on total returns for Large Growth Funds	489/1,431	428/1,339	709/1,140	19/635

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

This Portfolio has a performance-based management fee that may adjust up or down based on the Portfolio’s performance.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

High absolute short-term performance is not typical and may not be achieved in the future. Such results should not be the sole basis for evaluating material facts in making an investment decision.

Returns shown do not represent actual returns since they do not include insurance charges. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes..

See Financial Highlights for actual expense ratios during the reporting period.

Performance for Service Shares prior to December 31, 1999 reflects the performance of Institutional Shares, adjusted to reflect the expenses of Service Shares.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2017 Morningstar, Inc. All Rights Reserved.

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Janus Henderson VIT Forty Portfolio (unaudited)

Performance

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Portfolio Report.”

*The Portfolio’s inception date – May 1 ,1997

6	DECEMBER 31, 2017

Janus Henderson VIT Forty Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/17)	Ending Account Value (12/31/17)	Expenses Paid During Period (7/1/17 - 12/31/17)†	Beginning Account Value (7/1/17)	Ending Account Value (12/31/17)	Expenses Paid During Period (7/1/17 - 12/31/17)†	Net Annualized Expense Ratio (7/1/17 - 12/31/17)
Institutional Shares	$1,000.00	$1,094.70	$4.49	$1,000.00	$1,020.92	$4.33	0.85%
Service Shares	$1,000.00	$1,093.30	$5.80	$1,000.00	$1,019.66	$5.60	1.10%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

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Janus Henderson VIT Forty Portfolio

Schedule of Investments

December 31, 2017

Shares		Value
Common Stocks – 96.0%
Aerospace & Defense – 1.6%
General Dynamics Corp	59,190	$12,042,205
Auto Components – 2.0%
Aptiv PLC	182,068	15,444,828
Automobiles – 0.4%
Tesla Inc*	10,251	3,191,649
Banks – 3.4%
Citigroup Inc	351,521	26,156,678
Biotechnology – 6.3%
Celgene Corp*	201,991	21,079,781
Regeneron Pharmaceuticals Inc*	49,844	18,739,350
Shire PLC (ADR)	59,393	9,213,042
		49,032,173
Capital Markets – 7.7%
Charles Schwab Corp	361,578	18,574,262
Goldman Sachs Group Inc	76,202	19,413,222
Intercontinental Exchange Inc	310,057	21,877,622
		59,865,106
Chemicals – 2.9%
Air Products & Chemicals Inc	21,710	3,562,177
Sherwin-Williams Co	45,567	18,684,293
		22,246,470
Construction Materials – 1.0%
Vulcan Materials Co	61,911	7,947,515
Electronic Equipment, Instruments & Components – 1.5%
TE Connectivity Ltd	125,056	11,885,322
Equity Real Estate Investment Trusts (REITs) – 2.1%
American Tower Corp	112,448	16,042,956
Health Care Equipment & Supplies – 4.9%
Boston Scientific Corp*	702,799	17,422,387
DexCom Inc*	97,161	5,576,070
Intuitive Surgical Inc*	41,356	15,092,459
		38,090,916
Health Care Providers & Services – 1.7%
Humana Inc	54,017	13,399,997
Hotels, Restaurants & Leisure – 1.4%
Starbucks Corp	186,126	10,689,216
Information Technology Services – 6.6%
Mastercard Inc	274,704	41,579,197
PayPal Holdings Inc*	134,579	9,907,706
		51,486,903
Internet & Direct Marketing Retail – 7.5%
Amazon.com Inc*	24,791	28,992,331
Ctrip.com International Ltd (ADR)*	211,818	9,341,174
Netflix Inc*	30,306	5,817,540
Priceline Group Inc*	8,123	14,115,662
		58,266,707
Internet Software & Services – 10.8%
Alibaba Group Holding Ltd (ADR)*	59,790	10,309,590
Alphabet Inc - Class C*	43,499	45,517,353
CoStar Group Inc*	47,766	14,184,114
Facebook Inc*	77,325	13,644,769
		83,655,826
Media – 0.8%
Live Nation Entertainment Inc*	151,779	6,461,232
Pharmaceuticals – 3.9%
Allergan PLC	96,620	15,805,100
Zoetis Inc	195,015	14,048,881
		29,853,981

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2017

Janus Henderson VIT Forty Portfolio

Schedule of Investments

December 31, 2017

Shares		Value
Common Stocks – (continued)
Road & Rail – 1.5%
CSX Corp	214,545	$11,802,120
Semiconductor & Semiconductor Equipment – 6.0%
ASML Holding NV	108,844	18,919,264
Texas Instruments Inc	264,508	27,625,215
		46,544,479
Software – 16.5%
Activision Blizzard Inc	468,734	29,680,237
Adobe Systems Inc*	113,062	19,812,985
Microsoft Corp	433,196	37,055,586
salesforce.com Inc*	375,333	38,370,293
Workday Inc*	33,479	3,406,153
		128,325,254
Technology Hardware, Storage & Peripherals – 3.5%
Apple Inc	158,841	26,880,662
Textiles, Apparel & Luxury Goods – 2.0%
NIKE Inc	252,646	15,803,007
Total Common Stocks (cost $521,936,250)		745,115,202
Investment Companies – 5.0%
Money Markets – 5.0%
Janus Cash Liquidity Fund LLC, 1.2731%ºº,£ (cost $38,903,503)	38,903,503	38,903,503
Total Investments (total cost $560,839,753) – 101.0%		784,018,705
Liabilities, net of Cash, Receivables and Other Assets – (1.0)%		(7,791,873)
Net Assets – 100%		$776,226,832

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$736,235,635	93.9%
China	19,650,764	2.5
Netherlands	18,919,264	2.4
United Kingdom	9,213,042	1.2

Total	$784,018,705	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	9

Janus Henderson VIT Forty Portfolio

Schedule of Investments

December 31, 2017

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 12/31/17
Investment Companies – 5.0%
Investments Purchased with Cash Collateral from Securities Lending – 0%
Janus Cash Collateral Fund LLC, 1.2573%ºº	$202∆	$—	$—	$—
Money Markets – 5.0%
Janus Cash Liquidity Fund LLC, 1.2731%ºº	233,019	—	—	38,903,503

Total Affiliated Investments – 5.0%	$233,221	$—	$—	$38,903,503

(1) For securities that were affiliated for a portion of the year ended December 31, 2017, this column reflects amounts for the entire year ended December 31, 2017 and not just the period in which the security was affiliated.

	Share Balance at 12/31/16	Purchases	Sales	Share Balance at 12/31/17
Investment Companies – 5.0%
Investments Purchased with Cash Collateral from Securities Lending – 0%
Janus Cash Collateral Fund LLC, 1.2573%ºº	—	16,693,600	(16,693,600)	—
Money Markets – 5.0%
Janus Cash Liquidity Fund LLC, 1.2731%ºº	8,949,000	286,910,503	(256,956,000)	38,903,503

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2017

Janus Henderson VIT Forty Portfolio

Notes to Schedule of Investments and Other Information

Russell 1000® Growth Index	Russell 1000® Growth Index reflects the performance of U.S. large-cap equities with higher price-to-book ratios and higher forecasted growth values.
S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of December 31, 2017.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$745,115,202	$-	$-
Investment Companies	-	38,903,503	-
Total Assets	$745,115,202	$38,903,503	$-

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Janus Henderson VIT Forty Portfolio

Statement of Assets and Liabilities

December 31, 2017

Assets:
Unaffiliated investments, at value(1)	$745,115,202
Affiliated investments, at value(2)	38,903,503
Non-interested Trustees' deferred compensation	14,921
Receivables:
Investments sold	410,796
Dividends	165,386
Portfolio shares sold	149,511
Dividends from affiliates	31,645
Other assets	6,799
Total Assets	784,797,763
Liabilities:
Due to custodian	11,089
Payables:	—
Portfolio shares repurchased	4,785,246
Investments purchased	3,024,939
Advisory fees	480,381
12b-1 Distribution and shareholder servicing fees	103,145
Transfer agent fees and expenses	36,571
Professional fees	28,989
Non-interested Trustees' deferred compensation fees	14,921
Non-interested Trustees' fees and expenses	5,555
Portfolio administration fees	5,375
Custodian fees	2,726
Accrued expenses and other payables	71,994
Total Liabilities	8,570,931
Net Assets	$776,226,832
Net Assets Consist of:
Capital (par value and paid-in surplus)	$438,539,598
Undistributed net investment income/(loss)	(14,921)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	114,520,485
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	223,181,670
Total Net Assets	$776,226,832
Net Assets - Institutional Shares	$309,258,324
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	7,778,394
Net Asset Value Per Share	$39.76
Net Assets - Service Shares	$466,968,508
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	12,340,917
Net Asset Value Per Share	$37.84

(1) Includes cost of $521,936,250. (2) Includes cost of $38,903,503.

See Notes to Financial Statements.

12	DECEMBER 31, 2017

Janus Henderson VIT Forty Portfolio

Statement of Operations

For the year ended  December 31, 2017

Investment Income:
Dividends	$6,323,264
Dividends from affiliates	233,019
Affiliated securities lending income, net	202
Other income	39
Foreign tax withheld	(16,123)
Total Investment Income	6,540,401
Expenses:
Advisory fees	5,457,390
12b-1Distribution and shareholder servicing fees:
Service Shares	1,140,191
Transfer agent administrative fees and expenses:
Institutional Shares	148,265
Service Shares	228,038
Other transfer agent fees and expenses:
Institutional Shares	10,216
Service Shares	9,000
Shareholder reports expense	69,906
Portfolio administration fees	64,309
Professional fees	37,626
Registration fees	24,367
Custodian fees	21,378
Non-interested Trustees’ fees and expenses	16,918
Other expenses	44,517
Total Expenses	7,272,121
Net Investment Income/(Loss)	(731,720)
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	115,587,643
Total Net Realized Gain/(Loss) on Investments	115,587,643
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	79,778,500
Total Change in Unrealized Net Appreciation/Depreciation	79,778,500
Net Increase/(Decrease) in Net Assets Resulting from Operations	$194,634,423

See Notes to Financial Statements.

Janus Aspen Series	13

Janus Henderson VIT Forty Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2017	Year ended December 31, 2016

Operations:
Net investment income/(loss)	$(731,720)	$(19,397)
Net realized gain/(loss) on investments	115,587,643	40,288,179
Change in unrealized net appreciation/depreciation	79,778,500	(26,711,467)
Net Increase/(Decrease) in Net Assets Resulting from Operations	194,634,423	13,557,315
Dividends and Distributions to Shareholders:
Distributions from Net Realized Gain from Investment Transactions
Institutional Shares	(15,738,032)	(37,062,653)
Service Shares	(24,926,390)	(65,123,788)
Net Decrease from Dividends and Distributions to Shareholders	(40,664,422)	(102,186,441)
Capital Share Transactions:
Institutional Shares	(8,524,718)	(7,170,480)
Service Shares	(56,736,961)	(13,410,718)
Net Increase/(Decrease) from Capital Share Transactions	(65,261,679)	(20,581,198)
Net Increase/(Decrease) in Net Assets	88,708,322	(109,210,324)
Net Assets:
Beginning of period	687,518,510	796,728,834
End of period	$776,226,832	$687,518,510

Undistributed Net Investment Income/(Loss)	$(14,921)	$121,926

See Notes to Financial Statements.

14	DECEMBER 31, 2017

Janus Henderson VIT Forty Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during each year ended December 31	2017	2016	2015		2014	2013
Net Asset Value, Beginning of Period	$32.19	$36.37	$40.27		$53.34	$40.95
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.02(1)	0.05(1)	0.03(1)		0.03(1)	0.38
Net realized and unrealized gain/(loss)	9.58	0.58	4.77		3.08	12.34
Total from Investment Operations	9.60	0.63	4.80		3.11	12.72
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—		(0.09)	(0.33)
Distributions (from capital gains)	(2.03)	(4.81)	(8.70)		(16.09)	—
Total Dividends and Distributions	(2.03)	(4.81)	(8.70)		(16.18)	(0.33)
Net Asset Value, End of Period	$39.76	$32.19	$36.37		$40.27	$53.34
Total Return*	30.31%	2.20%	12.22%		8.73%	31.23%
Net Assets, End of Period (in thousands)	$309,258	$257,009	$295,725		$299,546	$355,429
Average Net Assets for the Period (in thousands)	$297,125	$273,374	$298,904		$307,359	$491,231
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.82%	0.72%	0.69%		0.57%	0.55%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.82%	0.72%	0.69%		0.57%	0.55%
Ratio of Net Investment Income/(Loss)	0.05%	0.15%	0.08%		0.07%	0.31%
Portfolio Turnover Rate	39%	53%	55%		46%	61%
				1

Service Shares
For a share outstanding during each year ended December 31	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$30.79	$35.08	$39.21	$52.40	$40.28
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.07)(1)	(0.03)(1)	(0.06)(1)	(0.07)(1)	—(2)
Net realized and unrealized gain/(loss)	9.15	0.55	4.63	2.99	12.38
Total from Investment Operations	9.08	0.52	4.57	2.92	12.38
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	(0.02)	(0.26)
Distributions (from capital gains)	(2.03)	(4.81)	(8.70)	(16.09)	—
Total Dividends and Distributions	(2.03)	(4.81)	(8.70)	(16.11)	(0.26)
Net Asset Value, End of Period	$37.84	$30.79	$35.08	$39.21	$52.40
Total Return*	29.99%	1.94%	11.94%	8.47%	30.89%
Net Assets, End of Period (in thousands)	$466,969	$430,510	$501,003	$492,253	$526,971
Average Net Assets for the Period (in thousands)	$457,168	$464,943	$501,868	$493,575	$486,845
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.06%	0.97%	0.94%	0.82%	0.81%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.06%	0.97%	0.94%	0.82%	0.81%
Ratio of Net Investment Income/(Loss)	(0.19)%	(0.09)%	(0.17)%	(0.17)%	0.04%
Portfolio Turnover Rate	39%	53%	55%	46%	61%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

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Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson VIT Forty Portfolio (formerly named Janus Aspen Forty Portfolio) (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 12 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks long-term growth of capital. The Portfolio is classified as nondiversified, as defined in the 1940 Act.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including other portfolios, participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that

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Janus Henderson VIT Forty Portfolio

Notes to Financial Statements

market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2017 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

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Notes to Financial Statements

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

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Notes to Financial Statements

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital Management LLC (“Janus Capital”) believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks,

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corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. There were no securities on loan as of December 31, 2017.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Portfolio’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.64%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to its benchmark index. The Portfolio's benchmark index used in the calculation is the Russell 1000® Growth Index.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

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Janus Henderson VIT Forty Portfolio

Notes to Financial Statements

The investment advisory fee rate paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets based on the Portfolio’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable.

The Portfolio’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the year ended  December 31, 2017, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.72%.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. Janus Services receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing investors, and answering inquiries regarding accounts. Janus Services expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio. Any unused portion will be reimbursed to the applicable share class at least annually.

In addition, Janus Services provides or arranges for the provision of certain other internal administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for these internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and servicing fees, and the payments may exceed 12b-1 distribution and servicing fees actually incurred. If any of the Portfolio’s actual 12b-1 distribution and servicing fees incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio and providing personnel to serve as officers to the Portfolio. The Portfolio reimburses Janus Capital for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These costs include some or all of the salaries, fees, and expenses of Janus Capital employees and Portfolio officers, including the Portfolio’s Chief Compliance Officer and compliance staff, who provide specified administration and compliance services to the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Portfolio. These amounts are disclosed as “Portfolio administration fees” on the Statement of Operations. Total compensation of $17,105 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended  December 31, 2017. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus

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Notes to Financial Statements

Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of December 31, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended  December 31, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $416,450 were paid by the Trust to the Trustees under the Deferred Plan during the year ended  December 31, 2017.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Portfolio's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended  December 31, 2017 can be found in a table located in the Schedule of Investments.

The Portfolio is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Portfolio and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Portfolio from or to another fund or account that is or could be considered an affiliate of the Portfolio under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended  December 31, 2017, the Portfolio engaged in cross trades amounting to $30,250,413 in sales, resulting in a net realized gain of $7,731,992. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Portfolio’s Statement of Operations.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

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Notes to Financial Statements

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 9,774,498	$ 105,016,326	$ -	$ -	$ -	$ (12,204)	$222,908,614

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2017 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 561,110,091	$229,937,793	$ (7,029,179)	$ 222,908,614

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended December 31, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ -	$ 40,664,422	$ -	$ -

For the year ended December 31, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 6,435,775	$ 95,750,666	$ -	$ (166,998)

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Portfolio:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ -	$ 594,873	$ (594,873)

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Notes to Financial Statements

5. Capital Share Transactions

	Year ended December 31, 2017		Year ended December 31, 2016
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	790,876	$ 28,902,402	699,774	$ 23,356,199
Reinvested dividends and distributions	427,548	15,738,032	1,192,492	37,062,653
Shares repurchased	(1,424,785)	(53,165,152)	(2,038,134)	(67,589,332)
Net Increase/(Decrease)	(206,361)	$ (8,524,718)	(145,868)	$ (7,170,480)
Service Shares:
Shares sold	1,169,490	$ 40,949,527	1,166,469	$ 37,891,921
Reinvested dividends and distributions	710,558	24,926,390	2,187,564	65,123,788
Shares repurchased	(3,522,268)	(122,612,878)	(3,651,743)	(116,426,427)
Net Increase/(Decrease)	(1,642,220)	$(56,736,961)	(297,710)	$(13,410,718)

6. Purchases and Sales of Investment Securities

For the year ended  December 31, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$285,253,584	$ 416,415,195	$ -	$ -

7. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X was August 1, 2017. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

8. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson merged with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger was effective May 30, 2017.

The consummation of the Merger may have been deemed to be an “assignment” (as defined in the 1940 Act) of the advisory agreement between the Portfolio and Janus Capital in effect on the date of the Merger. As a result, the consummation of the Merger may have caused the investment advisory agreement to terminate automatically in accordance with its terms.

On December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Portfolio and Janus Capital in order to permit Janus Capital to continue to provide advisory services to the

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Notes to Financial Statements

Portfolio following the closing of the Merger (the “Post-Merger Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post-Merger Advisory Agreement, among other proposals, to Portfolio shareholders for approval.

Special Meeting(s) of Shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017.

Approval of Advisory Agreements

On April 18, 2017, shareholders of the Portfolio approved the Post-Merger Advisory Agreement with Janus Capital. The Post- Merger Advisory Agreement took effect upon the consummation of the Merger.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2017 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Aspen Series and Shareholders of Janus Henderson VIT Forty Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson VIT Forty Portfolio (one of the portfolios constituting Janus Aspen Series, referred to hereafter as the “Portfolio”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
February 16, 2018

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Portfolio shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) . Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

December 2017

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 14 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which closed in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements prior to the close of the Transaction as well as the services provided after the Transaction closed.

At a meeting held on December 7, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2018 through February 1, 2019, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

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Additional Information (unaudited)

agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2017, approximately 70% of the Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2017, approximately 46% of the Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge

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quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

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• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that

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Additional Information (unaudited)

the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

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• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

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Additional Information (unaudited)

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of

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that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% below the average total expenses of their respective Broadridge Expense Group peers and 18% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 8% below the average management fees for their Expense Groups and 9% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; (4) in three of seven product categories, the Funds receive proportionally better pricing than the industry in relation to Janus institutional clients; and (5) in seven of eight strategies, Janus Capital has lower management fees than funds subadvised by Janus Capital’s portfolio managers.

The Trustees considered the fees for each Fund for its fiscal year ended in 2016, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were

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reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to waive 11 basis points of management fees effective February 1, 2018 and also has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

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Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses effective June 5, 2017.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective February 1, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group averages for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Funds, and considered profitability data of other fund managers. The Trustees also considered the financial information, estimated profitability and corporate structure of Janus Capital’s parent company before and after the Transaction. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. The Trustees also noted that the Trustees’ independent fee consultant reviewed the overall profitability of Janus Capital’s parent company prior to the Transaction, and the independent fee consultant found that, while assessing the reasonableness of Fund expenses in light of such profits was dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons were limited in accuracy by differences in complex size, business mix, institutional account orientation and other factors, after accepting these limitations, the level of profit earned by Janus Capital’s parent company was reasonable. In this regard, the independent consultant concluded that the profitability of Janus Capital’s parent company did not show excess nor did it show any insufficiency that could limit the ability to invest the resources needed to drive strong future investment performance on behalf of the Funds.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Fund. The Trustees also considered such estimated profitability taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Fund was reasonable, including after taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. The Trustees also considered that the estimated profitability for an individual Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Funds was not a material factor in the Board’s approval of the reasonableness of any Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

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Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 86% of these Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus complex. The independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Funds, Janus Capital appeared to be investing to increase the likelihood that these Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

January 2017

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the

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investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the proposed transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which Janus Capital advised the Trustees was expected to close in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements both prior to the close of the Transaction, and afterwards, if the Transaction were not to close. If the Transaction closes, all such agreements would be replaced by new investment advisory agreements and subadvisory agreements, as applicable, for each Fund, assuming requisite Fund shareholder approvals have been obtained.

At a meeting held on January 26, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2017 through February 1, 2018, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided

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its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2016, approximately 76% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2016, approximately 47% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the

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bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

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• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, Intech Emerging Markets Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, Intech Global Income Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson International Managed Volatility Fund (formerly, Intech International Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, Intech U.S. Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

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• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

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• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen Intech U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

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The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 12% below the average total expenses of their respective Broadridge Expense Group peers and 20% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 11% below the average management fees for their Expense Groups and 13% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; and (4) in the majority of cases, the Funds receive proportionally better pricing than the industry in relation to Janus institutional and subadvised accounts.

The Trustees considered the fees for each Fund for its fiscal year ended in 2015, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share

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classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s total expenses exceeded the peer group average for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group average due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one- half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, Intech Emerging Markets Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, Intech Global Income Managed Volatility Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund (formerly, Intech International Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, Intech U.S. Managed Volatility Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s

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Additional Information (unaudited)

expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to

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Additional Information (unaudited)

limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen Intech U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the

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Additional Information (unaudited)

Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 91% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 83% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a

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Additional Information (unaudited)

subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

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Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the

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Useful Information About Your Portfolio Report (unaudited)

period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Shareholder Meeting (unaudited)

Special meetings of shareholders were held on April 6, 2017 and adjourned and reconvened on April 18, 2017 (together, the "meeting"). At the meeting, the following matters were voted on and approved by shareholders.  Each vote reported represents one dollar of net asset value held on the record date for the meeting.  The results of the meeting are noted below.

Proposals
1. For all Portfolios, to approve a new investment advisory agreement between the Trust, on behalf of the Portfolio, and Janus Capital Management LLC.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BNV	Total
707,943,698.351	556,600,169.135	27,158,670.792	45,622,739.881	(0.017)	629,381,579.790

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
78.622	3.836	6.444	0.000	88.903	88.436	4.315	7.249	0.000	100.000

4. To elect an additional Trustee to the Board of Trustees of the Trust. - Diane L. Wallace.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BNV	Total
7,198,647,378.476	6,547,141,899.530	651,505,478.946	0.000	0.000	7,198,647,378.476

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
80.347	7.995	0.000	0.000	88.342	90.950	9.050	0.000	0.000	100.000

Alan A. Brown, William D. Cvengros, Raudline Etienne, William F. McCalpin, Gary A. Poliner, James T. Rothe, William D. Stewart and Linda S. Wolf continue to serve as Trustees following the meeting.

5. For all Portfolios, except Global Unconstrained Bond Portfolio, to approve a proposal that would authorize the Adviser to enter into and materially amend sub-advisory agreements in the future with wholly-owned subadvisers and unaffiliated sub-advisers, with the approval of the Board of Trustees of the Trust, but without obtaining additional shareholder approval.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BNV	Total
707,943,698.351	481,385,104.460	82,767,258.705	65,229,216.623	0.003	629,381,579.790

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
67.998	11.691	9.214	0.000	88.903	76.485	13.151	10.364	0.000	100.000

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Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended  December 31, 2017:

Capital Gain Distributions	$40,664,422

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Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Portfolio’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Portfolio’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 58 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	63

Director of Mutual Fund Directors Forum (a non-profit
organization serving
independent directors of U.S. mutual funds), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a
private grantmaking
foundation).

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TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	63

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of
MotiveQuest LLC (strategic social market research
company) (2003-2016); Director of Nuveen Global
Investors LLC (2007-2011); Director of Communities in
Schools (2004-2010); and
Director of Mutual Fund Education Alliance (until
2010).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	63

Advisory Board Member, Innovate Partners Emerging
Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National
Retirement Partners
Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a
special purpose acquisition
corporation) (2007-2009); Director of RemedyTemp, Inc.
(temporary help services company) (1996-2006); and
Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts
(1987-1994).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	63	Director of Brightwood Capital Advisors, LLC (since 2014).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	63

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

64	DECEMBER 31, 2017

Janus Henderson VIT Forty Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	63	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004-2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	63	None

Janus Aspen Series	65

Janus Henderson VIT Forty Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	6/17-Present	Retired.

Formerly, Independent Trustee,
Henderson Global Funds (13
portfolios) (2015-2017); Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) 2013-2017; Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC; and Treasurer for Driehau Mutual Funds.

66	DECEMBER 31, 2017

Janus Henderson VIT Forty Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	63

Director of Chicago
Community Trust (Regional Community Foundation),
Chicago Council on Global Affairs, InnerWorkings (U.S.
provider of print procurement
solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Walmart (until 2017), Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL)
(until 2014).

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Janus Henderson VIT Forty Portfolio

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
A. Douglas Rao 151 Detroit Street Denver, CO 80206 DOB: 1974	Executive Vice President and Co-Portfolio Manager Janus Henderson Forty Portfolio	6/13-Present

Portfolio Manager for other Janus Henderson accounts. Formerly, Partner and Portfolio Manager for Chautauqua Capital Management (2012-2013) and Portfolio Manager for Marsico Capital Management, LLC (2007-2012).

Nick Schommer 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Co-Portfolio Manager Janus Henderson Forty Portfolio	1/16-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for Janus Capital.
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

68	DECEMBER 31, 2017

Janus Henderson VIT Forty Portfolio

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Senior Vice President and Head of Compliance, North America for Janus Henderson (since September 2017);
Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017-September 2017); Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC (2005-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Aspen Series	69

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Perkins and Intech are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Portfolios distributed by Janus Henderson Distributors

109-02-81115 02-18

ANNUAL REPORT December 31, 2017

Janus Henderson VIT Global Allocation Portfolio - Moderate (formerly named Janus Aspen Global Allocation Portfolio - Moderate)

Janus Aspen Series

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Global Allocation Portfolio - Moderate

Janus Henderson VIT Global Allocation Portfolio - Moderate (unaudited)

PORTFOLIO SNAPSHOT

This Portfolio of funds offers broad global diversification for investors by utilizing the full spectrum of Janus Henderson’s investment expertise and solutions, with the goal of providing higher risk-adjusted returns than the broad markets.

Enrique Chang co-portfolio manager	Ashwin Alankar co-portfolio manager

PERFORMANCE OVERVIEW

For the 12 months ended December 31, 2017, Janus Henderson VIT Global Allocation Portfolio – Moderate’s Institutional Shares and Service Shares returned 16.54% and 16.25%, respectively. This compares with a return of 23.97% for its primary benchmark, the MSCI All Country World IndexSM, and a 17.09% return for its secondary benchmark, the Global Moderate Allocation Index, an internally calculated, hypothetical combination of total returns from the MSCI All Country World IndexSM (60%) and the Bloomberg Barclays Global Aggregate Bond Index (40%).

INVESTMENT ENVIRONMENT

Global stocks delivered solid gains during the year. Partly fueling the rally was synchronized growth among major economies. Emerging markets, in aggregate, outpaced their developed market peers. Within advanced economies, returns registered by U.S. and Japanese benchmarks exceeded those of major European countries. The U.S. rally was bolstered by expectations that the Trump administration would champion a pro-growth agenda. Japanese shares rose during the autumn as Prime Minister Shinzo Abe strengthened his reform mandate in parliamentary elections. The UK’s Theresa May was less successful in a similar tactic as her party lost its parliamentary majority. Politics also cast a shadow on the continent as France, the Netherlands and Germany all held pivotal elections.

Global bond markets delivered steady gains. After experiencing a post-election sell-off in late 2016, Treasurys traded sideways as investors reassessed Washington’s ability to enact a pro-growth agenda. A steady decline in core inflation was a factor in the Federal Reserve (Fed) taking a pause in raising interest rates after its June meeting. That changed in September as the central bank telegraphed its desire to raise rates once more by the end of the year. Pressure was felt most in shorter-dated Treasurys, with the yield on the 2-year rising to 1.88%. Longer-dated securities fared better; the yield on the 10-year finished 2017 roughly flat, at 2.41%, and those on the 30-year slid to 2.74%. Spreads on both investment-grade and high-yield corporate credits narrowed considerably. In Europe, investors took into consideration the European Central Bank’s decision to extend its asset purchase program, albeit in smaller monthly increments, and the Bank of England’s first rate hike since the Global Financial Crisis.

INVESTMENT PROCESS

Janus Henderson VIT Global Allocation Portfolio – Moderate invests across a broad set of Janus Henderson funds that span a wide range of global asset categories with a base allocation of 45% to 65% equity investments, 30% to 45% fixed income investments and 5% to 20% alternative investments that are rebalanced quarterly. The Portfolio is structured as a “fund of funds” portfolio that provides investors with broad, diversified exposure to various types of investments with an emphasis on managing investment risk. The Portfolio is also designed to blend the three core competencies that Janus Henderson practices as an organization: mathematically driven strategies, risk-managed strategies and fundamentally-driven, growth and value-oriented strategies. We believe that combining these very different approaches in a single investment can potentially produce a portfolio with a unique and powerful performance profile.

 The investment process involves setting return expectations for a broad range of Janus Henderson mutual funds that we believe best represent the full opportunity set available to today’s investor. We then establish an ideal “model” portfolio based upon the specific risk/return objective of Janus Henderson VIT Global Allocation Portfolio – Moderate. Finally, we select the appropriate Janus Henderson funds that replicate our desired exposure. The allocations assigned to each selected underlying fund are consistent with our view of current market conditions and the long-term trade-off

Janus Aspen Series	1

Janus Henderson VIT Global Allocation Portfolio - Moderate (unaudited)

between risk and reward potential that each of these investment types represent. However, as a result of changing market conditions, both the mix of underlying funds and the allocations to these funds will change from time to time. Any portfolio risk management process we’ve discussed includes an effort to monitor and manage risk and should not be confused with, nor does it imply, low risk or the ability to control risk.

PERFORMANCE DISCUSSION

The Portfolio underperformed its primary and secondary benchmarks during the period. The leading absolute detractor within the Portfolio was the Janus Henderson Contrarian Fund, which was weighed down early in the period by an underperforming energy name and over the second half of the year by certain health care positions. Also weighing on performance was the Janus Henderson Emerging Markets Fund. Contributors were led by the Janus Henderson Overseas Fund as its holdings in China’s Internet giants rallied. Also delivering strong performance was the Janus Henderson Global Bond Fund. Global bonds rose on the back of narrowing corporate credits spreads and mid- to longer-dated Treasurys largely holding ground despite the prospect of rising rates in the U.S. and an eventual step back from highly accommodative monetary policy abroad.

OUTLOOK

An aging bull market and a 10-year economic expansion have us, like many investors, wondering: How much longer can this rally continue? But signals from our Adaptive Multi-Asset Solutions Team's proprietary options pricing model suggest a correction is not imminent.

Global stocks have enjoyed a good run, roughly tripling since the financial crisis. Options prices, which indicate the market’s assessment of short-term risk, signal limited upside, but do not forecast a looming downturn. On the contrary, the equity market appears fairly priced given a number of positive factors that could propel the current business cycle, including U.S. tax reform, still accommodative monetary policy in Europe and Japan, and an upward trajectory in global growth. Inflation also remains subdued, thanks to new technologies that improve efficiencies and keep prices in check.

In other words, barring unforeseen economic or political shocks, the global economic barometer is set to fair. We argue that some of this benign outlook is due to the options market’s expectation of an orderly unwinding of the ultra-accommodative monetary policies in the U.S. and Europe in the next few years.

The Federal Reserve is expected to continue raising interest rates gradually in 2018 and beyond, while slowly reducing its $4.5 trillion balance sheet. The European Central Bank, which has yet to begin tightening, is focusing on tapering asset purchases first and will likely raise rates at a later date. This staggered approach could help global markets avoid a sudden liquidity crunch that would curtail growth, create a headwind for equities and cause global bond yields to spike – more reason to believe the current expansion can persist.

Thank you for investing in Janus Henderson VIT Global Allocation Portfolio – Moderate.

2	DECEMBER 31, 2017

Janus Henderson VIT Global Allocation Portfolio - Moderate (unaudited)

Portfolio At A Glance

December 31, 2017

Holdings - (% of Net Assets)
Janus Henderson Global Bond Fund - Class N Shares	26.1%
Janus Henderson Diversified Alternatives Fund - Class N Shares	11.2
Janus Henderson Overseas Fund - Class N Shares	8.2
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	5.4
Janus Henderson Large Cap Value Fund - Class N Shares	4.8
Janus Henderson International Value Fund - Class N Shares	4.7
Janus Henderson Short-Term Bond Fund - Class N Shares	4.5
Janus Henderson International Managed Volatility Fund - Class N Shares	4.4
Janus Henderson Global Select - Class N Shares	3.7
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	3.6
Janus Henderson VIT Global Research Portfolio - Institutional Shares	3.5
Janus Henderson Emerging Markets Fund - Class N Shares	3.3
Janus Henderson Enterprise Fund - Class N Shares	2.9
Janus Henderson Global Real Estate Fund - Class I Shares	2.9
Janus Henderson Small Cap Value Fund - Class N Shares	2.8
Janus Henderson Triton Fund - Class N Shares	2.6
Janus Henderson Contrarian - Class N Shares	2.1
Janus Henderson Mid Cap Value Fund - Class N Shares	1.7
Janus Henderson Forty Fund - Class N Shares	1.3
Janus Henderson Asia Equity Fund - Class I Shares	1.1

Asset Allocation - (% of Net Assets)
Equity Funds	59.0%
Fixed Income Funds	30.6%
Alternative Funds	11.2%
Other	(0.8)%
100.0%

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Janus Henderson VIT Global Allocation Portfolio - Moderate (unaudited)

Performance

See important disclosures on the next page.

				Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2017				per the May 1, 2017 prospectuses
	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Institutional Shares	16.54%	6.89%	7.78%	1.64%	0.94%
Service Shares	16.25%	6.70%	7.60%	1.91%	1.19%
MSCI All Country World Index	23.97%	10.80%	10.50%
Global Moderate Allocation Index	17.09%	6.81%	6.74%
Morningstar Quartile - Institutional Shares	2nd	2nd	1st
Morningstar Ranking - based on total returns for World Allocation Funds	133/459	158/391	91/346

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through May 1, 2018.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Performance of the Global Allocation Portfolio depends on that of the underlying funds. They are subject to the volatility of the financial markets. Because Janus Capital Management is the adviser to the Portfolio and to the underlying affiliated funds held within the Portfolio, it is subject to certain potential conflicts of interest.

Returns shown do not represent actual returns since they do not include insurance charges. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

4	DECEMBER 31, 2017

Janus Henderson VIT Global Allocation Portfolio - Moderate (unaudited)

Performance

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Portfolio Report.”

Subject to shareholder approval, the Portfolio is expected to merge into the Janus Henderson Balanced Portfolio. See the prospectus for further details.

*The Portfolio’s inception date – August 31, 2011

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Janus Henderson VIT Global Allocation Portfolio - Moderate (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/17)	Ending Account Value (12/31/17)	Expenses Paid During Period (7/1/17 - 12/31/17)†	Beginning Account Value (7/1/17)	Ending Account Value (12/31/17)	Expenses Paid During Period (7/1/17 - 12/31/17)†	Net Annualized Expense Ratio (7/1/17 - 12/31/17)††
Institutional Shares	$1,000.00	$1,069.40	$1.10	$1,000.00	$1,024.15	$1.07	0.21%
Service Shares	$1,000.00	$1,068.40	$2.35	$1,000.00	$1,022.94	$2.29	0.45%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

††	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Portfolio invests.

6	DECEMBER 31, 2017

Janus Henderson VIT Global Allocation Portfolio - Moderate

Schedule of Investments

December 31, 2017

Shares		Value
Investment Companies£ – 100.8%
Alternative Funds – 11.2%
Janus Henderson Diversified Alternatives Fund(1) - Class N Shares	82,982	$844,752
Equity Funds – 59.0%
Janus Henderson Adaptive Global Allocation Fund(2) - Class N Shares	38,641	410,368
Janus Henderson Asia Equity Fund(3) - Class I Shares	6,976	83,988
Janus Henderson Contrarian Fund(4) - Class N Shares	8,214	154,920
Janus Henderson Emerging Markets Fund(5) - Class N Shares	22,779	246,469
Janus Henderson Enterprise Fund(6) - Class N Shares	1,824	216,348
Janus Henderson Forty Fund(7) - Class N Shares	3,043	99,453
Janus Henderson Global Real Estate Fund(8) - Class I Shares	18,796	215,970
Janus Henderson Global Select Fund(9) - Class N Shares	16,368	275,795
Janus Henderson International Managed Volatility Fund(10) - Class N Shares	35,894	332,017
Janus Henderson International Value Fund(11) - Class N Shares	30,773	357,272
Janus Henderson Large Cap Value Fund(12) - Class N Shares	23,252	359,709
Janus Henderson Mid Cap Value Fund(13) - Class N Shares	7,601	127,467
Janus Henderson Overseas Fund(14) - Class N Shares	18,955	616,618
Janus Henderson Small Cap Value Fund(15) - Class N Shares	9,115	209,367
Janus Henderson Triton Fund(16) - Class N Shares	6,726	194,863
Janus Henderson U.S. Managed Volatility Fund(17) - Class N Shares	24,755	270,815
Janus Henderson VIT Global Research Portfolio(18) - Institutional Shares	5,158	264,111
		4,435,550
Fixed Income Funds – 30.6%
Janus Henderson Global Bond Fund(19) - Class N Shares	203,360	1,962,420
Janus Henderson Short-Term Bond Fund(20) - Class N Shares	113,483	341,583
		2,304,003
Total Investments (total cost $7,127,646) – 100.8%		7,584,305
Liabilities, net of Cash, Receivables and Other Assets – (0.8)%		(57,921)
Net Assets – 100%		$7,526,384

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(21)	Realized Gain/(Loss)(21)	Change in Unrealized Appreciation/ Depreciation(21)	Value at 12/31/17
Investment Companies – 100.8%
Alternative Funds – 11.2%
Janus Henderson Diversified Alternatives Fund(1) - Class N Shares	$21,080	$3,907	$(2,030)	$844,752
Equity Funds – 59.0%
Janus Fund – Class N Shares	—	8,432	4,014	—
Janus Henderson Adaptive Global Allocation Fund(2) - Class N Shares	25,725	4,700	23,691	410,368
Janus Henderson Asia Equity Fund(3) - Class I Shares	1,294	11,812	13,665	83,988
Janus Henderson Contrarian Fund(4) - Class I Shares	—	664	(6,402)	—
Janus Henderson Contrarian Fund(4) - Class N Shares	1,908	(84)	(402)	154,920
Janus Henderson Emerging Markets Fund(5) - Class I Shares	2,377	2,840	2,038	—
Janus Henderson Emerging Markets Fund(5) - Class N Shares	2,837	36,924	27,833	246,469
Janus Henderson Enterprise Fund(6) - Class N Shares	408	(18)	(1,139)	216,348
Janus Henderson Forty Fund(7) - Class N Shares	773	(9,701)	29,810	99,453

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	7

Janus Henderson VIT Global Allocation Portfolio - Moderate

Schedule of Investments

December 31, 2017

	Dividend Income(21)	Realized Gain/(Loss)(21)	Change in Unrealized Appreciation/ Depreciation(21)	Value at 12/31/17
Investment Companies – (continued)
Equity Funds – (continued)
Janus Henderson Global Real Estate Fund(8) - Class I Shares	9,586	2,468	23,714	215,970
Janus Henderson Global Select Fund(9) - Class I Shares	—	8,006	(8,660)	—
Janus Henderson Global Select Fund(9) - Class N Shares	2,706	27,209	44,348	275,795
Janus Henderson International Managed Volatility Fund(10) - Class N Shares	5,021	(23,712)	101,059	332,017
Janus Henderson International Value Fund(11) - Class N Shares	10,273	22,822	35,320	357,272
Janus Henderson Large Cap Value Fund(12) - Class N Shares	6,685	13,082	3,444	359,709
Janus Henderson Mid Cap Value Fund(13) - Class N Shares	720	(18)	(11,340)	127,467
Janus Henderson Overseas Fund(14) - Class N Shares	12,239	(15,404)	167,363	616,618
Janus Henderson Small Cap Value Fund(15) - Class N Shares	4,216	5,785	4,932	209,367
Janus Henderson Triton Fund(16) - Class N Shares	322	28,329	15,179	194,863
Janus Henderson U.S. Managed Volatility Fund(17) - Class N Shares	12,250	138,131	(92,034)	270,815
Janus Henderson VIT Global Research Portfolio(18) - Institutional Shares	1,130	5,398	19,055	264,111
Janus International Equity Fund - Class N Shares	—	(45,026)	90,272	—
Janus Twenty Fund – Class D Shares	—	(1,180)	9,528	—
Total Equity Funds	$100,470	$221,459	$495,288	$4,435,550
Fixed Income Funds – 30.6%
Janus Henderson Global Bond Fund(19) - Class N Shares	8,126	(30,254)	139,855	1,962,420
Janus Henderson Short-Term Bond Fund(20) - Class N Shares	5,662	(1,231)	178	341,583
Total Fixed Income Funds	$13,788	$(31,485)	$140,033	$2,304,003
Total Affiliated Investments – 100.8%	$135,337	$193,881	$633,291	$7,584,305

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2017

Janus Henderson VIT Global Allocation Portfolio - Moderate

Schedule of Investments

December 31, 2017

	Share Balance at 12/31/16	Purchases	Sales	Share Balance at 12/31/17
Investment Companies – 100.8%
Alternative Funds – 11.2%
Janus Henderson Diversified Alternatives Fund(1) - Class N Shares	61,733	42,074	(20,825)	82,982
Equity Funds – 59.0%
Janus Fund – Class N Shares	3,853	65	(3,918)	—
Janus Henderson Adaptive Global Allocation Fund(2) - Class N Shares	39,604	10,932	(11,895)	38,641
Janus Henderson Asia Equity Fund(3) - Class I Shares	2,425	11,327	(6,776)	6,976
Janus Henderson Contrarian Fund(4) - Class I Shares	4,423	9,876	(14,299)	—
Janus Henderson Contrarian Fund(4) - Class N Shares	—	14,094	(5,880)	8,214
Janus Henderson Emerging Markets Fund(5) - Class I Shares	20,660	75,777	(96,437)	—
Janus Henderson Emerging Markets Fund(5) - Class N Shares	—	49,907	(27,128)	22,779
Janus Henderson Enterprise Fund(6) - Class N Shares	—	1,884	(60)	1,824
Janus Henderson Forty Fund(7) - Class N Shares	4,616	1,184	(2,757)	3,043
Janus Henderson Global Real Estate Fund(8) - Class I Shares	21,082	7,436	(9,722)	18,796
Janus Henderson Global Select Fund(9) - Class I Shares	5,054	22,152	(27,206)	—
Janus Henderson Global Select Fund(9) - Class N Shares	—	26,275	(9,907)	16,368
Janus Henderson International Managed Volatility Fund(10) - Class N Shares	70,904	16,646	(51,656)	35,894
Janus Henderson International Value Fund(11) - Class N Shares	—	59,527	(28,754)	30,773
Janus Henderson Large Cap Value Fund(12) - Class N Shares	47,853	9,816	(34,417)	23,252
Janus Henderson Mid Cap Value Fund(13) - Class N Shares	—	7,828	(227)	7,601
Janus Henderson Overseas Fund(14) - Class N Shares	8,048	26,431	(15,524)	18,955
Janus Henderson Small Cap Value Fund(15) - Class N Shares	8,933	6,794	(6,612)	9,115
Janus Henderson Triton Fund(16) - Class N Shares	8,581	3,459	(5,314)	6,726
Janus Henderson U.S. Managed Volatility Fund(17) - Class N Shares	69,928	14,201	(59,374)	24,755
Janus Henderson VIT Global Research Portfolio(18) - Institutional Shares	2,282	3,666	(790)	5,158
Janus International Equity Fund - Class N Shares	73,511	1,242	(74,753)	—
Janus Twenty Fund – Class D Shares	1,980	33	(2,013)	—
Fixed Income Funds – 30.6%
Janus Henderson Global Bond Fund(19) - Class N Shares	197,842	76,384	(70,866)	203,360

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	9

Janus Henderson VIT Global Allocation Portfolio - Moderate

Schedule of Investments

December 31, 2017

Share Balance at 12/31/16	Purchases	Sales	Share Balance at 12/31/17

Investment Companies – (continued)
Fixed Income Funds – (continued)
Janus Henderson Short-Term Bond Fund(20) - Class N Shares	108,287	41,045	(35,849)	113,483

(1) Formerly named Janus Diversified Alternatives Fund.

(2) Formerly named Janus Adaptive Global Allocation Fund.

(3) Formerly named Janus Asia Equity Fund.

(4) Formerly named Janus Contrarian Fund.

(5) Formerly named Janus Emerging Markets Fund.

(6) Formerly named Janus Enterprise Fund.

(7) Formerly named Janus Forty Fund.

(8) Formerly named Janus Global Real Estate Fund.

(9) Formerly named Janus Global Select Fund.

(10) Formerly named INTECH International Managed Volatility Fund.

(11) Formerly named Perkins International Value Fund.

(12) Formerly named Perkins Large Cap Value Fund.

(13) Formerly named Perkins Mid Cap Value Fund.

(14) Formerly named Janus Overseas Fund

(15) Formerly named Perkins Small Cap Value Fund.

(16) Formerly named Janus Triton Fund.

(17) Formerly named INTECH U.S. Managed Volatility Fund.

(18) Formerly named Janus Aspen Global Research Portfolio.

(19) Formerly named Janus Global Bond Fund.

(20) Formerly named Janus Short-Term Bond Fund.

(21) For securities that were affiliated for a portion of the year ended December 31, 2017, this column reflects amounts for the entire year ended December 31, 2017 and not just the period in which the security was affiliated.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2017

Janus Henderson VIT Global Allocation Portfolio - Moderate

Notes to Schedule of Investments and Other Information

Bloomberg Barclays Global Aggregate Bond Index	Bloomberg Barclays Global Aggregate Bond Index is a broad-based measure of the global investment grade fixed-rate debt markets.
Global Moderate Allocation Index

Global Moderate Allocation Index is an internally-calculated, hypothetical combination of total returns from the MSCI All Country World IndexSM (60%) and the Bloomberg Barclays Global Aggregate Bond Index (40%).

MSCI All Country World IndexSM	MSCI All Country World IndexSM reflects the equity market performance of global developed and emerging markets.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Investment Companies
Alternative Funds	$844,752	$-	$-
Equity Funds	4,435,550	-	-
Fixed Income Funds	2,304,003	-	-
Total Assets	$7,584,305	$-	$-

Janus Aspen Series	11

Janus Henderson VIT Global Allocation Portfolio - Moderate

Statement of Assets and Liabilities

December 31, 2017

Assets:
Affiliated investments, at value(1)	$7,584,305
Non-interested Trustees' deferred compensation	144
Receivables:
Due from adviser	11,989
Dividends from affiliates	6,398
Portfolio shares sold	1,578
Other assets	58
Total Assets	7,604,472
Liabilities:
Payables:	—
Printing fees	33,477
Professional fees	21,809
Investments purchased	10,579
Portfolio shares repurchased	6,743
12b-1 Distribution and shareholder servicing fees	1,624
Transfer agent fees and expenses	562
Advisory fees	328
Non-interested Trustees' deferred compensation fees	144
Non-interested Trustees' fees and expenses	62
Portfolio administration fees	51
Accrued expenses and other payables	2,709
Total Liabilities	78,088
Net Assets	$7,526,384
Net Assets Consist of:
Capital (par value and paid-in surplus)	$7,182,152
Undistributed net investment income/(loss)	53,063
Undistributed net realized gain/(loss) from investments	(165,521)
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	456,690
Total Net Assets	$7,526,384
Net Assets - Institutional Shares	$75,773
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,888
Net Asset Value Per Share	$12.87
Net Assets - Service Shares	$7,450,611
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	580,465
Net Asset Value Per Share	$12.84

(1) Includes cost of $7,127,646.

See Notes to Financial Statements.

12	DECEMBER 31, 2017

Janus Henderson VIT Global Allocation Portfolio - Moderate

Statement of Operations

For the year ended December 31, 2017

Investment Income:
Dividends from affiliates	$135,337
Total Investment Income	135,337
Expenses:
Advisory fees	3,492
12b-1 Distribution and shareholder servicing fees:
Service Shares	17,260
Transfer agent administrative fees and expenses:
Institutional Shares	35
Service Shares	3,457
Other transfer agent fees and expenses:
Institutional Shares	13
Service Shares	785
Shareholder reports expense	40,405
Professional fees	31,251
Accounting systems fee	7,420
Registration fees	1,873
Portfolio administration fees	592
Non-interested Trustees’ fees and expenses	177
Other expenses	148
Total Expenses	106,908
Less: Excess Expense Reimbursement and Waivers	(75,521)
Net Expenses	31,387
Net Investment Income/(Loss)	103,950
Net Realized Gain/(Loss) on Investments:
Investments in affiliates	193,881
Capital gain distributions from underlying funds	126,631
Total Net Realized Gain/(Loss) on Investments	320,512
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	633,291
Total Change in Unrealized Net Appreciation/Depreciation	633,291
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,057,753

See Notes to Financial Statements.

Janus Aspen Series	13

Janus Henderson VIT Global Allocation Portfolio - Moderate

Statements of Changes in Net Assets

	Year ended December 31, 2017	Year ended December 31, 2016

Operations:
Net investment income/(loss)	$103,950	$59,028
Net realized gain/(loss) on investments	320,512	(298,044)
Change in unrealized net appreciation/depreciation	633,291	517,122
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,057,753	278,106
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Institutional Shares	(592)	(864)
Service Shares	(50,158)	(98,782)
Total Dividends from Net Investment Income	(50,750)	(99,646)
Distributions from Net Realized Gain from Investment Transactions
Institutional Shares	—	(1,593)
Service Shares	—	(245,764)
Total Distributions from Net Realized Gain from Investment Transactions	—	(247,357)
Net Decrease from Dividends and Distributions to Shareholders	(50,750)	(347,003)
Capital Share Transactions:
Institutional Shares	592	2,457
Service Shares	(964,712)	(3,466,751)
Net Increase/(Decrease) from Capital Share Transactions	(964,120)	(3,464,294)
Net Increase/(Decrease) in Net Assets	42,883	(3,533,191)
Net Assets:
Beginning of period	7,483,501	11,016,692
End of period	$7,526,384	$7,483,501

Undistributed Net Investment Income/(Loss)	$53,063	$(137)

See Notes to Financial Statements.

14	DECEMBER 31, 2017

Janus Henderson VIT Global Allocation Portfolio - Moderate

Financial Highlights

Institutional Shares
For a share outstanding during each year ended December 31	2017	2016	2015		2014	2013
Net Asset Value, Beginning of Period	$11.13	$11.21	$12.07		$12.28	$11.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.18(1)	0.13(1)	0.16(1)		0.21(1)	0.17
Net realized and unrealized gain/(loss)	1.66	0.22	(0.40)		0.19	1.47
Total from Investment Operations	1.84	0.35	(0.24)		0.40	1.64
Less Dividends and Distributions:
Dividends (from net investment income)	(0.10)	(0.15)	(0.10)		(0.35)	(0.20)
Distributions (from capital gains)	—	(0.28)	(0.52)		(0.26)	(0.16)
Total Dividends and Distributions	(0.10)	(0.43)	(0.62)		(0.61)	(0.36)
Net Asset Value, End of Period	$12.87	$11.13	$11.21		$12.07	$12.28
Total Return*	16.54%	3.20%	(2.08)%		3.20%	14.90%
Net Assets, End of Period (in thousands)	$76	$65	$63		$64	$165
Average Net Assets for the Period (in thousands)	$71	$64	$65		$126	$154
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	1.29%	0.88%	1.18%		1.06%	2.92%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.21%	0.19%	0.15%		0.39%	0.49%
Ratio of Net Investment Income/(Loss)(2)	1.48%	1.12%	1.35%		1.71%	1.45%
Portfolio Turnover Rate	76%	14%	27%		27%	68%
				1

Service Shares
For a share outstanding during each year ended December 31	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$11.12	$11.21	$12.08	$12.28	$10.98
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.18(1)	0.07(1)	0.13(1)	0.35(1)	0.16
Net realized and unrealized gain/(loss)	1.63	0.25	(0.39)	0.05	1.45
Total from Investment Operations	1.81	0.32	(0.26)	0.40	1.61
Less Dividends and Distributions:
Dividends (from net investment income)	(0.09)	(0.13)	(0.09)	(0.34)	(0.15)
Distributions (from capital gains)	—	(0.28)	(0.52)	(0.26)	(0.16)
Total Dividends and Distributions	(0.09)	(0.41)	(0.61)	(0.60)	(0.31)
Net Asset Value, End of Period	$12.84	$11.12	$11.21	$12.08	$12.28
Total Return*	16.25%	2.95%	(2.37)%	3.22%	14.69%
Net Assets, End of Period (in thousands)	$7,451	$7,418	$10,954	$11,370	$9,694
Average Net Assets for the Period (in thousands)	$6,934	$9,387	$11,534	$10,761	$4,800
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	1.53%	1.15%	1.42%	1.15%	2.42%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.45%	0.43%	0.40%	0.47%	0.66%
Ratio of Net Investment Income/(Loss)(2)	1.48%	0.62%	1.11%	2.78%	2.58%
Portfolio Turnover Rate	76%	14%	27%	27%	68%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Portfolio invests.

See Notes to Financial Statements.

Janus Aspen Series	15

Janus Henderson VIT Global Allocation Portfolio - Moderate

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson VIT Global Allocation Portfolio - Moderate (formerly named Janus Aspen Global Allocation Portfolio - Moderate) (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Portfolio operates as a “fund of funds,” meaning substantially all of the Portfolio’s assets will be invested in other Janus Henderson funds (the “underlying funds”). The Trust offers 12 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks total return through growth of capital and income. The Portfolio is classified as diversified, as defined in the 1940 Act.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Underlying Funds

The Portfolio invests in a variety of underlying funds to pursue a target allocation of equity investments, fixed-income securities, and alternative investments and may also invest in money market instruments or cash/cash equivalents. The Portfolio has a target allocation, which is how the Portfolio's investments generally will be allocated among the major asset classes over the long term, as well as normal ranges, under normal market conditions, within which the Portfolio's asset class allocations generally will vary over short-term periods. The Portfolio's long-term expected average asset allocation is as follows: 55% to equity investments, 35% to fixed-income securities and money market instruments, and 10% to alternative investments. Additional details and descriptions of the investment objectives and strategies of each of the underlying funds are available in the Portfolio’s and underlying funds’ prospectuses available at janushenderson.com. The Trustees of the underlying funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to the Portfolio’s shareholders.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

The Portfolio’s net asset value (“NAV”) is calculated based upon the NAV of each of the underlying funds in which the Portfolio invests on the day of valuation. The NAV for each class of the underlying funds is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

The Portfolio classifies each of its investments in underlying funds as Level 1, without consideration as to the classification level of the specific investments held by the underlying funds.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

16	DECEMBER 31, 2017

Janus Henderson VIT Global Allocation Portfolio - Moderate

Notes to Financial Statements

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2017 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities held by the underlying funds will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Any distributions from the underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Additionally, the Portfolio, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The underlying funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the underlying funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of

Janus Aspen Series	17

Janus Henderson VIT Global Allocation Portfolio - Moderate

Notes to Financial Statements

any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital Management LLC (“Janus Capital”) an investment advisory fee which is calculated daily and paid monthly. The Portfolio’s contractual investment advisory fee rate (expressed as an annual rate) is 0.05% of its average daily net assets.

Janus Capital has contractually agreed to waive the advisory fee payable by the Portfolio or reimburse expenses in an amount equal to the amount, if any, that the Portfolio’s normal operating expenses, including the investment advisory fee, but excluding any expenses of an underlying fund (acquired fund fees and expenses), the 12b-1 distribution and shareholder servicing fees (applicable to Service Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.14% of the Portfolio’s average daily net assets. Janus Capital has agreed to continue the waivers until at least May 1, 2018. If applicable, amounts waived and/or reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. Janus Services receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing investors, and answering inquiries regarding accounts. Janus Services expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio. Any unused portion will be reimbursed to the applicable share class at least annually.

In addition, Janus Services provides or arranges for the provision of certain other internal administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for these internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and servicing fees, and the payments may exceed 12b-1 distribution and servicing fees actually incurred. If any of the Portfolio’s actual 12b-1 distribution and servicing fees incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio and providing personnel to serve as officers to the Portfolio. The Portfolio reimburses Janus Capital for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These costs include some or all of the salaries, fees, and expenses of Janus Capital employees and Portfolio officers, including the Portfolio’s Chief Compliance Officer and compliance staff, who provide specified administration and compliance services to the Portfolio. The Portfolio pays these costs based on out-

18	DECEMBER 31, 2017

Janus Henderson VIT Global Allocation Portfolio - Moderate

Notes to Financial Statements

of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Portfolio. These amounts are disclosed as “Portfolio administration fees” on the Statement of Operations. Total compensation of $17,105 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended December 31, 2017. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of December 31, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended December 31, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $416,450 were paid by the Trust to the Trustees under the Deferred Plan during the year ended December 31, 2017.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended December 31, 2017 can be found in a table located in the Schedule of Investments and Other Information.

As of December 31, 2017, shares of the Portfolio were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Portfolio Owned
Institutional Shares	100%	1%
Service Shares	-	-

In addition, other shareholders, including other portfolios, participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

3. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 53,205	$ -	$ (84,972)	$ -	$ -	$ (113)	$ 376,114

Janus Aspen Series	19

Janus Henderson VIT Global Allocation Portfolio - Moderate

Notes to Financial Statements

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2017, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended December 31, 2017
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$ -	$ (84,972)	$ (84,972)

During the year ended December 31, 2017, capital loss carryovers of $240,126 were utilized by the Portfolio.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2017 are noted below. The primary differences between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 7,208,191	$ 418,415	$ (42,301)	$ 376,114

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended December 31, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 50,750	$ -	$ -	$ -

For the year ended December 31, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 98,919	$ 247,353	$ 731	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Portfolio:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ -	$ -	$ -

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Notes to Financial Statements

4. Capital Share Transactions

	Year ended December 31, 2017		Year ended December 31, 2016
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	-	$ -	-	$ -
Reinvested dividends and distributions	47	592	221	2,457
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	47	$ 592	221	$ 2,457
Service Shares:
Shares sold	111,831	$1,383,486	105,032	$ 1,176,533
Reinvested dividends and distributions	3,916	50,158	31,068	344,546
Shares repurchased	(202,707)	(2,398,356)	(445,842)	(4,987,830)
Net Increase/(Decrease)	(86,960)	$ (964,712)	(309,742)	$(3,466,751)

5. Purchases and Sales of Investment Securities

For the year ended December 31, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$ 5,272,290	$ 5,986,861	$ -	$ -

6. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X was August 1, 2017. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

7. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson merged with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger was effective May 30, 2017.

The consummation of the Merger may have been deemed to be an “assignment” (as defined in the 1940 Act) of the advisory agreement between the Portfolio and Janus Capital in effect on the date of the Merger. As a result, the consummation of the Merger may have caused the investment advisory agreement to terminate automatically in accordance with its terms.

On December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Portfolio and Janus Capital in order to permit Janus Capital to continue to provide advisory services to the

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Notes to Financial Statements

Portfolio following the closing of the Merger (the “Post-Merger Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post-Merger Advisory Agreement, among other proposals, to Portfolio shareholders for approval.

Special Meeting(s) of Shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017.

On December 7, 2017, the Board of Trustees of the Portfolio approved an Agreement and Plan of Reorganization that provides for the merger of the Portfolio with and into Janus Henderson Balanced Portfolio (the “Merger”).

The Merger is subject to certain conditions, including approval by shareholders of the Portfolio.

The Merger is designed to streamline Janus Henderson’s asset allocation products within the variable insurance market in order to better position these products within that market. The Portfolio and Janus Henderson Balanced Portfolio have similar investment objectives, investment policies and principal investment strategies, and both seek exposure to a mix of equity and fixed-income securities.

The Merger is expected to be tax-free for federal income tax purposes; therefore, Portfolio shareholders should not realize a tax gain or loss when the Merger is implemented. In connection with the Merger, shareholders of each class of shares of the Portfolio will receive shares of a corresponding class of Janus VIT Balanced Portfolio approximately equivalent in dollar value to the Portfolio shares owned immediately prior to the Merger. Investors who are Portfolio shareholders of record as of January 19, 2018, will receive a proxy statement/prospectus which includes important information regarding the Merger. Only Portfolio shareholders as of January 19, 2018, are eligible to vote on the Merger.

The closing date of the Merger is expected to be on or about April 27, 2018, or as soon as practicable thereafter. After the Merger is completed, the Fund will be liquidated and terminated.

Until such time as the Merger is implemented, investors may continue to purchase shares of the Portfolio, unless the Board of Trustees determines to limit future investments to ensure a smooth transition of shareholder accounts or for any other reason. Insurance contract owners may wish to refer to their contract or consult with their investment representative for other investment options that may be available.

A full description of Janus Henderson Balanced Portfolio and the terms of the Merger is contained in the proxy statement/ prospectus that was sent to shareholders of record as of January 19, 2018. Janus Capital encourages you to read the proxy statement/prospectus when it is available as it contains important information regarding the Merger. A copy of the proxy statement/prospectus, when it is available, will be available at janushenderson.com/fund-update, or you may request a free copy by calling 1-877-525-0020.

Approval of Advisory Agreements

On April 6, 2017, shareholders of the Portfolio approved the Post-Merger Advisory Agreement with Janus Capital. The Post- Merger Advisory Agreement took effect upon the consummation of the Merger.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2017 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Aspen Series and Shareholders of Janus Henderson VIT Global Allocation Portfolio – Moderate:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson VIT Global Allocation Portfolio – Moderate (one of the portfolios constituting Janus Aspen Series, referred to hereafter as the “Portfolio”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
February 16, 2018

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Portfolio shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) . Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

December 2017

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 14 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which closed in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements prior to the close of the Transaction as well as the services provided after the Transaction closed.

At a meeting held on December 7, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2018 through February 1, 2019, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee

24	DECEMBER 31, 2017

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Additional Information (unaudited)

consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2017, approximately 70% of the Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2017, approximately 46% of the Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

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Additional Information (unaudited)

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

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Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that

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Additional Information (unaudited)

the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

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Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

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• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of

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Additional Information (unaudited)

that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% below the average total expenses of their respective Broadridge Expense Group peers and 18% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 8% below the average management fees for their Expense Groups and 9% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; (4) in three of seven product categories, the Funds receive proportionally better pricing than the industry in relation to Janus institutional clients; and (5) in seven of eight strategies, Janus Capital has lower management fees than funds subadvised by Janus Capital’s portfolio managers.

The Trustees considered the fees for each Fund for its fiscal year ended in 2016, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were

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reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to waive 11 basis points of management fees effective February 1, 2018 and also has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

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Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses effective June 5, 2017.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective February 1, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group averages for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Funds, and considered profitability data of other fund managers. The Trustees also considered the financial information, estimated profitability and corporate structure of Janus Capital’s parent company before and after the Transaction. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. The Trustees also noted that the Trustees’ independent fee consultant reviewed the overall profitability of Janus Capital’s parent company prior to the Transaction, and the independent fee consultant found that, while assessing the reasonableness of Fund expenses in light of such profits was dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons were limited in accuracy by differences in complex size, business mix, institutional account orientation and other factors, after accepting these limitations, the level of profit earned by Janus Capital’s parent company was reasonable. In this regard, the independent consultant concluded that the profitability of Janus Capital’s parent company did not show excess nor did it show any insufficiency that could limit the ability to invest the resources needed to drive strong future investment performance on behalf of the Funds.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Fund. The Trustees also considered such estimated profitability taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Fund was reasonable, including after taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. The Trustees also considered that the estimated profitability for an individual Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Funds was not a material factor in the Board’s approval of the reasonableness of any Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

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Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 86% of these Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus complex. The independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Funds, Janus Capital appeared to be investing to increase the likelihood that these Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

January 2017

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the

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investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the proposed transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which Janus Capital advised the Trustees was expected to close in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements both prior to the close of the Transaction, and afterwards, if the Transaction were not to close. If the Transaction closes, all such agreements would be replaced by new investment advisory agreements and subadvisory agreements, as applicable, for each Fund, assuming requisite Fund shareholder approvals have been obtained.

At a meeting held on January 26, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2017 through February 1, 2018, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided

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its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2016, approximately 76% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2016, approximately 47% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the

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bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

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• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, Intech Emerging Markets Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, Intech Global Income Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson International Managed Volatility Fund (formerly, Intech International Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, Intech U.S. Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

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• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

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• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen Intech U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

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The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 12% below the average total expenses of their respective Broadridge Expense Group peers and 20% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 11% below the average management fees for their Expense Groups and 13% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; and (4) in the majority of cases, the Funds receive proportionally better pricing than the industry in relation to Janus institutional and subadvised accounts.

The Trustees considered the fees for each Fund for its fiscal year ended in 2015, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share

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classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s total expenses exceeded the peer group average for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group average due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one- half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, Intech Emerging Markets Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, Intech Global Income Managed Volatility Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund (formerly, Intech International Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, Intech U.S. Managed Volatility Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s

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Additional Information (unaudited)

expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to

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limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen Intech U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the

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Additional Information (unaudited)

Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 91% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 83% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a

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subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

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Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the

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Useful Information About Your Portfolio Report (unaudited)

period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Shareholder Meeting (unaudited)

Special meetings of shareholders were held on April 6, 2017 and adjourned and reconvened on April 18, 2017 (together, the "meeting"). At the meeting, the following matters were voted on and approved by shareholders.  Each vote reported represents one dollar of net asset value held on the record date for the meeting.  The results of the meeting are noted below.

Proposals
1. For all Portfolios, to approve a new investment advisory agreement between the Trust, on behalf of the Portfolio, and Janus Capital Management LLC.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BNV	Total
7,505,903.018	7,211,870.158	110,466.800	143,057.415	0.000	7,465,394.372

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
96.083	1.472	1.906	0.000	99.460	96.604	1.480	1.916	0.000	100.000

4. To elect an additional Trustee to the Board of Trustees of the Trust. - Diane L. Wallace.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BNV	Total
7,198,647,378.476	6,547,141,899.530	651,505,478.946	0.000	0.000	7,198,647,378.476

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
80.347	7.995	0.000	0.000	88.342	90.950	9.050	0.000	0.000	100.000

Alan A. Brown, William D. Cvengros, Raudline Etienne, William F. McCalpin, Gary A. Poliner, James T. Rothe, William D. Stewart and Linda S. Wolf continue to serve as Trustees following the meeting.

5. For all Portfolios, except Global Unconstrained Bond Portfolio, to approve a proposal that would authorize the Adviser to enter into and materially amend sub-advisory agreements in the future with wholly-owned subadvisers and unaffiliated sub-advisers, with the approval of the Board of Trustees of the Trust, but without obtaining additional shareholder approval.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BNV	Total
7,505,903.018	6,720,797.654	309,973.985	434,622.734	0.000	7,465,394.372

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
89.540	4.130	5.790	0.000	99.460	90.026	4.152	5.822	0.000	100.000

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Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2017:

Foreign Taxes Paid	$3,639
Foreign Source Income	$32,919
Dividends Received Deduction Percentage	22%

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Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Portfolio’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Portfolio’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 58 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	63

Director of Mutual Fund Directors Forum (a non-profit
organization serving
independent directors of U.S. mutual funds), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a
private grantmaking
foundation).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	63

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of
MotiveQuest LLC (strategic social market research
company) (2003-2016); Director of Nuveen Global
Investors LLC (2007-2011); Director of Communities in
Schools (2004-2010); and
Director of Mutual Fund Education Alliance (until
2010).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	63

Advisory Board Member, Innovate Partners Emerging
Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National
Retirement Partners
Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a
special purpose acquisition
corporation) (2007-2009); Director of RemedyTemp, Inc.
(temporary help services company) (1996-2006); and
Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts
(1987-1994).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	63	Director of Brightwood Capital Advisors, LLC (since 2014).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	63

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	63	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004-2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	63	None

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	6/17-Present	Retired.

Formerly, Independent Trustee,
Henderson Global Funds (13
portfolios) (2015-2017); Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) 2013-2017; Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC; and Treasurer for Driehau Mutual Funds.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	63

Director of Chicago
Community Trust (Regional Community Foundation),
Chicago Council on Global Affairs, InnerWorkings (U.S.
provider of print procurement
solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Walmart (until 2017), Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL)
(until 2014).

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Ashwin Alankar 151 Detroit Street Denver, CO 80206 DOB: 1974	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Allocation Portfolio – Moderate	9/14-Present

Senior Vice President and Global Head of Asset Allocation and Risk Management of Janus Capital and Portfolio Manager for other Janus Henderson accounts. Formerly, Co-Chief Investment Officer of AllianceBernstein’s Tail Risk Parity (2010-2014).

Enrique Chang 151 Detroit Street Denver, CO 80206 DOB: 1962	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Allocation Portfolio – Moderate	1/14-Present

Global Chief Investment Officer of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts. Formerly, President, Head of Investments of Janus Capital (2016-2017); and Chief Investment Officer Equities and Asset Allocation of Janus Capital (2013-2016). During the five years prior to 2013, Mr. Chang was Chief Investment Officer and Executive Vice President for American Century Investments.

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Senior Vice President and Head of Compliance, North America for Janus
Henderson (since September 2017); Formerly, Vice President, Head of Global
Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017-September
2017); Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC (2005-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Notes

NotesPage1

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Notes

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Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Perkins and Intech are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Portfolios distributed by Janus Henderson Distributors

109-02-81125 02-18

ANNUAL REPORT December 31, 2017

Janus Henderson VIT Global Research Portfolio (formerly named Janus Aspen Global Research Portfolio)

Janus Aspen Series

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Global Research Portfolio

Janus Henderson VIT Global Research Portfolio (unaudited)

PORTFOLIO SNAPSHOT

We believe that the best way to generate consistent excess returns is stock picking based on independent research. We focus the risks of the portfolio on what we are good at – research and stock selection – and seek to avoid unnecessary risks – macro risks and other portfolio biases. Therefore, we let sector experts drive the process and pick their best ideas, and use a portfolio oversight team to monitor the risk of the portfolio and keep it focused on stock selection.

Team-Based Approach Led by Carmel Wellso, Director of Research

PERFORMANCE SUMMARY

Janus Henderson Global Research Portfolio’s Institutional Shares and Service Shares returned 27.03% and 26.68%, respectively, over the 12-month period ended December 31, 2017, while its primary benchmark, the MSCI World Index, returned 22.40%. The Portfolio’s secondary benchmark, the MSCI All Country World Index, returned 23.97%.

MARKET ENVIRONMENT

Global stocks delivered impressive gains during the year. Partly fueling the rally was synchronized growth among major economies. Emerging markets, in aggregate, outpaced their developed market peers with Hong Kong-listed Chinese shares, along with Indian and Brazilian stocks, performing especially well. Within advanced economies, returns registered by U.S. and Japanese benchmarks far exceeded those of major European countries. The U.S. rally was bolstered by expectations that the Trump administration would champion a pro-growth agenda. After early missteps and failure to pass health care reform, a tax deal was signed into law by the end of the period. Japanese shares rose during the autumn as Prime Minister Shinzo Abe strengthened his reform mandate by winning parliamentary elections. The UK’s Theresa May was less successful in a similar tactic as her Conservative Party lost its majority in the House of Commons. Politics also cast a shadow on the continent. Early in the period, strong results by populist movements threatened several countries’ political establishment. Emmanuel Macron’s victory in France’s presidential race, however, appeared to stem the insurgents’ momentum. Corporate earnings remained buoyant throughout the period. All stock sectors delivered positive returns, led by technology and materials. Telecommunications and energy lagged the broader market.

PERFORMANCE DISCUSSION

Our six global sector teams employ a bottom-up, fundamental approach to identify what we consider the best global opportunities. Our analysts take a long-term view of companies with a focus on value creation and duration of growth, which lead to high returns on invested capital. The Portfolio directly captures the insights of our teams through their highest-conviction ideas. In building a diversified portfolio, we seek to minimize macroeconomic risks while generating superior performance over longer periods.

Contributing most to relative returns were the Portfolio’s selection of financials and technology stocks. Underperformance was concentrated in health care.

Shares in Alphabet, the parent company of Google, rose early in the period on the back of a favorable earnings report. For the prior quarter, the company exceeded market expectations on both revenue and earnings. Revenue in the search/YouTube segment accelerated to 23% year over year, proving that mobile search remains healthy. For perspective, mobile devices accounted for only 2% of searches in 2012; by 2019, they are forecasted to reach 60%. As Alphabet’s business has shifted toward mobile, the company has had to incur higher traffic acquisition costs (TAC), which can adversely impact margins. We believe the TAC pace should slow as the traffic mix stabilizes. Outside of search, Google Network saw revenues accelerate and orders for the Pixel 2 smartphone were strong. Also within the report, a common measure of operating margins was shown to have risen over three percentage points to 34.9%.

Cosmetics maker Estée Lauder was a top contributor. The company released a well-received earnings report in which it beat consensus estimates for both sales and earnings per share (EPS). Results were strong in the U.S., China and the Europe, Middle East and Africa (EMEA) region, which includes the lucrative European travel

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segment. Operating margins – the focus of a productivity program implemented by management – expanded at a healthy pace. However, gross margins slightly narrowed. Investor optimism was also buttressed by management raising full-year guidance for both revenue and EPS. We think the maker of skin care, makeup, fragrance and hair care products is well positioned and making the right investments to capitalize on high growth in beauty spending globally and prestige beauty spending in emerging markets.

NRG Energy was a top contributor. We have long felt the market was overly focused on the volatility of the utility company’s earnings and that NRG wasn’t getting enough credit for its cash flow generation potential. During the period, the company concluded a four-month evaluation of its businesses, announcing a plan to shed some businesses, cut costs and deleverage. Management’s articulation of this strategy has simplified the investment thesis and helped the market understand how the company plans to stabilize cash flows and realize significant cash generation from asset sales, which it intends to use to buy back stock. The details of the plan helped lift the stock significantly, but we still see upside going forward.

Pharmaceutical company Allergan detracted. Patent disputes – which ultimately resulted in the invalidation of Allergan’s patent – concerning Restasis, the firm’s blockbuster medicine for dry eye – weighed on the stock. The arrival of a new competitor for the company’s popular wrinkle treatment Botox further weighed on the stock during the period. Given our concerns around these issues, we are reviewing our position.

Alder Biopharmaceuticals was another detractor. The stock fell when the firm reported phase 3 trial results for its migraine-headache treatment, eptinezumab, that didn’t materially differentiate from other late-stage compounds in development. Management also did not effectively communicate a strategy for how it would move forward based on the trial outcome. We sold our position in Alder prior to the end of the period.

Anadarko Petroleum was another detractor. Falling oil prices hurt the stock, as did news that an uncapped underground gas pipe from an Anadarko well caused a Colorado home explosion early in the period. We are sensitive to the news about the explosion, but believe investors are overly concerned with the outlook for future Denver-Julesburg Basin development. Also weighing on performance were underwhelming drilling results in the Delaware Basin, which were a function of Anadarko’s desire to capture operatorship across an area of mutual interest with Royal Dutch Shell. We expect that well performance and capital efficiency will meaningfully improve as Anadarko moves toward full development mode.

OUTLOOK

As we start 2018, we believe equities are fully priced, but not overvalued. We see global markets that can maintain multiples and, thus, move with earnings growth. And with macro concerns less prominent, we also think risk will be at the stock level, helping minimize overall volatility.

That said, investors remain edgy about the stock market’s multiyear rally and could get easily spooked. We also are not without worry. Although there is no age limit for a bull market and the recovery from the last downturn has been slower than usual, the normalization of central bank policy or a flattening yield curve could unsettle investors.

However, we also recognize many positive trends. For one, U.S. stocks reflected improving company fundamentals in 2017, and we think that trend will continue in 2018. Global economic growth, high corporate and consumer confidence levels, low inflation, low long-term rates, and, importantly, tax reform for U.S. corporations could lift profits and spur capital expenditures. We also think clarity on tax policy should prompt more acquisitions, a market positive. Meanwhile, Europe’s recovery is on track, and China continues to report a stabilizing and growing economy, despite concerns about the country’s debt levels.

At a sector level, it may be tempting to be defensive late in the business cycle. But we believe it is important to recognize long-term secular trends. So in addition to favoring economically resilient sectors, we think maintaining exposure to growth opportunities in health care and technology is key. These stocks are not immune to a market correction, but we believe the powerful transformations that are occurring in these areas are enduring.

With 2018 equity markets likely driven by company fundamentals, data points in quarterly earnings will become even more important. An edgy bear could be quick to strike, and there will be days when the news raises fears. Stay calm. We believe 2018 is a time for leading companies to distinguish themselves from competitors, and for investors who focus on these firms to do the same.

2	DECEMBER 31, 2017

Janus Henderson VIT Global Research Portfolio (unaudited)

Thank you for your investment in Janus Henderson VIT Global Research Portfolio.

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Portfolio At A Glance

December 31, 2017

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Alphabet Inc - Class C	0.87%	Allergan PLC	-0.29%
	NRG Energy Inc	0.84%	Anadarko Petroleum Corp	-0.22%
	AIA Group Ltd	0.83%	Antero Resources Corp	-0.16%
	Estee Lauder Cos Inc	0.79%	Alder Biopharmaceuticals Inc	-0.15%
	Alibaba Group Holding Ltd (ADR)	0.66%	Kroger Co	-0.12%

	5 Top Performers - Sectors*
		Portfolio	Portfolio Weighting	MSCI World Index
		Contribution	(Average % of Equity)	Weighting
	Information Technology	2.12%	19.95%	15.96%
	Financials	1.16%	16.51%	17.89%
	Utilities	0.95%	2.45%	3.18%
	Consumer Staples	0.83%	8.83%	9.51%
	Consumer Discretionary	0.69%	11.63%	12.27%

	5 Bottom Performers - Sectors*
		Portfolio	Portfolio Weighting	MSCI World Index
		Contribution	(Average % of Equity)	Weighting
	Health Care	-1.28%	12.46%	12.21%
	Materials	-0.50%	3.38%	5.07%
	Energy	-0.50%	6.98%	6.34%
	Industrials	-0.33%	14.36%	11.39%
	Other**	-0.14%	0.57%	0.00%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	The sectors listed above reflect those covered by the six analyst teams who comprise the Janus Henderson Research Team.
**	Not a covered sector.

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Janus Henderson VIT Global Research Portfolio (unaudited)

Portfolio At A Glance

December 31, 2017

5 Largest Equity Holdings - (% of Net Assets)
Alphabet Inc - Class C
Internet Software & Services	2.7%
JPMorgan Chase & Co
Banks	1.9%
Safran SA
Aerospace & Defense	1.7%
Coca-Cola Co
Beverages	1.7%
Wells Fargo & Co
Banks	1.6%
9.6%

Asset Allocation - (% of Net Assets)
Common Stocks	99.2%
Investment Companies	0.7%
Other	0.1%
100.0%

Emerging markets comprised 6.5% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2017	As of December 31, 2016

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Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2017					per the May 1, 2017 prospectuses
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Institutional Shares	27.03%	11.82%	4.80%	8.43%	0.67%
Service Shares	26.68%	11.53%	4.54%	8.15%	0.92%
MSCI World Index	22.40%	11.64%	5.03%	7.18%
MSCI All Country World Index	23.97%	10.80%	4.65%	N/A**
Morningstar Quartile - Institutional Shares	1st	2nd	3rd	2nd
Morningstar Ranking - based on total returns for World Large Stock Funds	255/902	212/701	257/488	73/166

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

This Portfolio has a performance-based management fee that may adjust up or down based on the Portfolio’s performance.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

High absolute short-term performance is not typical and may not be achieved in the future. Such results should not be the sole basis for evaluating material facts in making an investment decision.

Returns shown do not represent actual returns since they do not include insurance charges. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Performance for Service Shares prior to December 31, 1999 reflects the performance of Institutional Shares adjusted to reflect the expenses of Service Shares..

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2017 Morningstar, Inc. All Rights Reserved.

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Janus Henderson VIT Global Research Portfolio (unaudited)

Performance

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Portfolio Report.”

*The Portfolio’s inception date – September 13, 1993

**Since inception return is not shown for the index because the index’s inception date differs significantly from the Portfolio’s inception date.

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Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/17)	Ending Account Value (12/31/17)	Expenses Paid During Period (7/1/17 - 12/31/17)†	Beginning Account Value (7/1/17)	Ending Account Value (12/31/17)	Expenses Paid During Period (7/1/17 - 12/31/17)†	Net Annualized Expense Ratio (7/1/17 - 12/31/17)
Institutional Shares	$1,000.00	$1,100.90	$3.50	$1,000.00	$1,021.88	$3.36	0.66%
Service Shares	$1,000.00	$1,099.50	$4.82	$1,000.00	$1,020.62	$4.63	0.91%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

8	DECEMBER 31, 2017

Janus Henderson VIT Global Research Portfolio

Schedule of Investments

December 31, 2017

Shares		Value
Common Stocks – 99.2%
Aerospace & Defense – 2.8%
General Dynamics Corp	39,881	$8,113,789
Safran SA	125,955	12,950,292
		21,064,081
Airlines – 1.9%
Ryanair Holdings PLC (ADR)*	69,340	7,224,535
United Continental Holdings Inc*	105,896	7,137,390
		14,361,925
Automobiles – 1.1%
Isuzu Motors Ltd	499,800	8,359,234
Banks – 9.8%
BNP Paribas SA	120,123	8,956,942
China Construction Bank Corp	6,469,000	5,950,534
HDFC Bank Ltd	286,285	8,478,539
ING Groep NV	410,371	7,550,231
JPMorgan Chase & Co	136,176	14,562,661
Mitsubishi UFJ Financial Group Inc	1,115,700	8,187,425
UniCredit SpA*	399,086	7,433,779
Wells Fargo & Co	202,483	12,284,644
		73,404,755
Beverages – 2.8%
Coca-Cola Co	277,347	12,724,680
Pernod Ricard SA	52,274	8,273,474
		20,998,154
Biotechnology – 3.0%
Biogen Inc*	25,684	8,182,152
Celgene Corp*	57,641	6,015,415
Shire PLC	159,494	8,271,107
		22,468,674
Building Products – 0.6%
Geberit AG	10,484	4,614,273
Capital Markets – 3.8%
Blackstone Group LP	179,905	5,760,558
Intercontinental Exchange Inc	97,870	6,905,707
London Stock Exchange Group PLC	81,158	4,154,627
TD Ameritrade Holding Corp	145,718	7,450,561
UBS Group AG*	233,520	4,291,846
		28,563,299
Chemicals – 1.2%
Air Products & Chemicals Inc	55,499	9,106,276
Construction Materials – 0.8%
Vulcan Materials Co	49,089	6,301,555
Consumer Finance – 1.2%
Synchrony Financial	234,748	9,063,620
Containers & Packaging – 0.8%
Sealed Air Corp	123,080	6,067,844
Electric Utilities – 0.7%
Brookfield Infrastructure Partners LP	115,425	5,172,194
Electrical Equipment – 1.9%
AMETEK Inc	97,577	7,071,405
Sensata Technologies Holding NV*	143,646	7,341,747
		14,413,152
Electronic Equipment, Instruments & Components – 2.3%
Amphenol Corp	57,968	5,089,590
Flex Ltd*	320,665	5,768,763
Keyence Corp	11,400	6,366,216
		17,224,569
Energy Equipment & Services – 0.8%
Halliburton Co	119,368	5,833,514

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	9

Janus Henderson VIT Global Research Portfolio

Schedule of Investments

December 31, 2017

Shares		Value
Common Stocks – (continued)
Equity Real Estate Investment Trusts (REITs) – 1.7%
American Tower Corp	51,736	$7,381,175
Invitation Homes Inc	227,220	5,355,575
		12,736,750
Food & Staples Retailing – 0.6%
Costco Wholesale Corp	25,482	4,742,710
Food Products – 0.9%
Hershey Co	60,156	6,828,308
Health Care Equipment & Supplies – 0.8%
Boston Scientific Corp*	239,583	5,939,263
Health Care Providers & Services – 2.1%
Aetna Inc	53,054	9,570,411
Universal Health Services Inc	55,240	6,261,454
		15,831,865
Hotels, Restaurants & Leisure – 2.5%
McDonald's Corp	41,048	7,065,182
Merlin Entertainments PLC	677,602	3,311,760
Norwegian Cruise Line Holdings Ltd*	41,218	2,194,859
Starbucks Corp	106,397	6,110,380
		18,682,181
Household Durables – 1.5%
Sony Corp	97,300	4,371,202
Techtronic Industries Co Ltd	1,063,000	6,928,677
		11,299,879
Independent Power and Renewable Electricity Producers – 1.1%
NRG Energy Inc	289,860	8,255,213
Industrial Conglomerates – 1.3%
Siemens AG	69,071	9,582,361
Information Technology Services – 3.6%
Amdocs Ltd	97,507	6,384,758
Mastercard Inc	67,149	10,163,673
Visa Inc	90,847	10,358,375
		26,906,806
Insurance – 3.4%
AIA Group Ltd	1,308,400	11,158,809
Progressive Corp	155,312	8,747,172
Prudential PLC	211,553	5,438,021
		25,344,002
Internet & Direct Marketing Retail – 2.7%
Amazon.com Inc*	10,453	12,224,470
Ctrip.com International Ltd (ADR)*	65,004	2,866,676
Priceline Group Inc*	2,921	5,075,939
		20,167,085
Internet Software & Services – 4.4%
Alibaba Group Holding Ltd (ADR)*	44,711	7,709,518
Alphabet Inc - Class C*	19,279	20,173,545
MercadoLibre Inc	16,796	5,285,029
		33,168,092
Life Sciences Tools & Services – 0.9%
Thermo Fisher Scientific Inc	35,120	6,668,586
Machinery – 2.1%
Illinois Tool Works Inc	51,489	8,590,940
SMC Corp/Japan	18,000	7,413,121
		16,004,061
Media – 1.4%
Grupo Televisa SAB (ADR)	123,861	2,312,485
Walt Disney Co	74,160	7,972,942
		10,285,427

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2017

Janus Henderson VIT Global Research Portfolio

Schedule of Investments

December 31, 2017

Shares		Value
Common Stocks – (continued)
Metals & Mining – 1.1%
Rio Tinto PLC	149,982	$7,914,105
Multi-Utilities – 0.7%
National Grid PLC	425,467	4,997,001
Oil, Gas & Consumable Fuels – 6.1%
Anadarko Petroleum Corp	112,370	6,027,527
Antero Resources Corp*	205,207	3,898,933
Canadian Natural Resources Ltd	185,431	6,627,594
Enterprise Products Partners LP	342,991	9,092,691
Suncor Energy Inc	244,643	8,983,350
TOTAL SA	198,516	10,951,839
		45,581,934
Personal Products – 2.9%
Estee Lauder Cos Inc	89,040	11,329,450
Unilever NV	183,638	10,316,315
		21,645,765
Pharmaceuticals – 5.3%
Allergan PLC	27,868	4,558,647
AstraZeneca PLC	125,122	8,584,602
Eli Lilly & Co	117,764	9,946,347
Jazz Pharmaceuticals PLC*	33,215	4,472,400
Merck & Co Inc	81,932	4,610,314
Sanofi	87,774	7,556,730
		39,729,040
Road & Rail – 1.2%
CSX Corp	170,485	9,378,380
Semiconductor & Semiconductor Equipment – 4.0%
ASML Holding NV	47,169	8,182,252
Broadcom Ltd	25,537	6,560,455
Intel Corp	151,914	7,012,350
Taiwan Semiconductor Manufacturing Co Ltd	1,111,000	8,539,435
		30,294,492
Software – 5.2%
Activision Blizzard Inc	118,769	7,520,453
Adobe Systems Inc*	48,308	8,465,494
Constellation Software Inc/Canada	5,984	3,628,205
salesforce.com Inc*	80,687	8,248,632
SS&C Technologies Holdings Inc	119,557	4,839,667
Ultimate Software Group Inc*	29,086	6,347,438
		39,049,889
Specialty Retail – 0.8%
Home Depot Inc	30,042	5,693,860
Technology Hardware, Storage & Peripherals – 1.0%
Samsung Electronics Co Ltd	3,201	7,606,080
Textiles, Apparel & Luxury Goods – 1.3%
Cie Financiere Richemont SA	51,612	4,674,300
NIKE Inc	86,680	5,421,834
		10,096,134
Tobacco – 1.5%
British American Tobacco PLC	166,233	11,216,993
Trading Companies & Distributors – 0.9%
Ferguson PLC	98,644	7,056,892
Wireless Telecommunication Services – 0.7%
T-Mobile US Inc*	82,309	5,227,445
Total Common Stocks (cost $562,432,533)		744,947,718

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

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Janus Henderson VIT Global Research Portfolio

Schedule of Investments

December 31, 2017

Shares		Value
Investment Companies – 0.7%
Money Markets – 0.7%
Janus Cash Liquidity Fund LLC, 1.2731%ºº,£ (cost $5,533,376)	5,533,376	$5,533,376
Total Investments (total cost $567,965,909) – 99.9%		750,481,094
Cash, Receivables and Other Assets, net of Liabilities – 0.1%		430,949
Net Assets – 100%		$750,912,043

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$451,032,494	60.1%
United Kingdom	60,945,108	8.1
France	48,689,277	6.5
Japan	34,697,198	4.6
Netherlands	26,048,798	3.5
Canada	24,411,343	3.3
Hong Kong	18,087,486	2.4
China	16,526,728	2.2
Switzerland	13,580,419	1.8
Germany	9,582,361	1.3
Taiwan	8,539,435	1.1
India	8,478,539	1.1
South Korea	7,606,080	1.0
Italy	7,433,779	1.0
Ireland	7,224,535	1.0
Brazil	5,285,029	0.7
Mexico	2,312,485	0.3

Total	$750,481,094	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 12/31/17
Investment Companies – 0.7%
Investments Purchased with Cash Collateral from Securities Lending – 0%
Janus Cash Collateral Fund LLC, 1.2573%ºº	$23,116∆	$—	$—	$—
Money Markets – 0.7%
Janus Cash Liquidity Fund LLC, 1.2731%ºº	27,136	—	—	5,533,376

Total Affiliated Investments – 0.7%	$50,252	$—	$—	$5,533,376

(1) For securities that were affiliated for a portion of the year ended December 31, 2017, this column reflects amounts for the entire year ended December 31, 2017 and not just the period in which the security was affiliated.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	DECEMBER 31, 2017

Janus Henderson VIT Global Research Portfolio

Schedule of Investments

December 31, 2017

	Share Balance at 12/31/16	Purchases	Sales	Share Balance at 12/31/17
Investment Companies – 0.7%
Investments Purchased with Cash Collateral from Securities Lending – 0%
Janus Cash Collateral Fund LLC, 1.2573%ºº	—	45,352,122	(45,352,122)	—
Money Markets – 0.7%
Janus Cash Liquidity Fund LLC, 1.2731%ºº	1,837,116	93,233,240	(89,536,980)	5,533,376

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	13

Janus Henderson VIT Global Research Portfolio

Notes to Schedule of Investments and Other Information

MSCI All Country World IndexSM	MSCI All Country World IndexSM reflects the equity market performance of global developed and emerging markets.
MSCI World IndexSM	MSCI World IndexSM reflects the equity market performance of global developed markets.

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of December 31, 2017.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

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Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks
Aerospace & Defense	$8,113,789	$12,950,292	$-
Automobiles	-	8,359,234	-
Banks	26,847,305	46,557,450	-
Beverages	12,724,680	8,273,474	-
Biotechnology	14,197,567	8,271,107	-
Building Products	-	4,614,273	-
Capital Markets	20,116,826	8,446,473	-
Electronic Equipment, Instruments & Components	10,858,353	6,366,216	-
Hotels, Restaurants & Leisure	15,370,421	3,311,760	-
Household Durables	-	11,299,879	-
Industrial Conglomerates	-	9,582,361	-
Insurance	8,747,172	16,596,830	-
Machinery	8,590,940	7,413,121	-
Metals & Mining	-	7,914,105	-
Multi-Utilities	-	4,997,001	-
Oil, Gas & Consumable Fuels	19,019,151	26,562,783	-
Personal Products	11,329,450	10,316,315	-
Pharmaceuticals	23,587,708	16,141,332	-
Semiconductor & Semiconductor Equipment	13,572,805	16,721,687	-
Software	35,421,684	3,628,205	-
Technology Hardware, Storage & Peripherals	-	7,606,080	-
Textiles, Apparel & Luxury Goods	5,421,834	4,674,300	-
Tobacco	-	11,216,993	-
Trading Companies & Distributors	-	7,056,892	-
All Other	242,149,870	-	-
Investment Companies	-	5,533,376	-
Total Assets	$476,069,555	$274,411,539	$-

Janus Aspen Series	15

Janus Henderson VIT Global Research Portfolio

Statement of Assets and Liabilities

December 31, 2017

Assets:
Unaffiliated investments, at value(1)	$744,947,718
Affiliated investments, at value(2)	5,533,376
Cash	32,427
Non-interested Trustees' deferred compensation	14,346
Receivables:
Dividends	631,508
Portfolio shares sold	420,504
Foreign tax reclaims	185,847
Dividends from affiliates	4,780
Other assets	9,448
Total Assets	751,779,954
Liabilities:
Payables:	—
Advisory fees	340,671
Portfolio shares repurchased	280,976
Printing fees	47,371
12b-1 Distribution and shareholder servicing fees	45,889
Investments purchased	39,815
Transfer agent fees and expenses	35,133
Professional fees	30,690
Non-interested Trustees' deferred compensation fees	14,346
Custodian fees	7,290
Non-interested Trustees' fees and expenses	5,279
Portfolio administration fees	5,110
Accrued expenses and other payables	15,341
Total Liabilities	867,911
Net Assets	$750,912,043
Net Assets Consist of:
Capital (par value and paid-in surplus)	$564,743,228
Undistributed net investment income/(loss)	2,090,081
Undistributed net realized gain/(loss) from investments and foreign currency transactions	1,558,053
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	182,520,681
Total Net Assets	$750,912,043
Net Assets - Institutional Shares	$540,594,447
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	10,558,612
Net Asset Value Per Share	$51.20
Net Assets - Service Shares	$210,317,596
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,191,927
Net Asset Value Per Share	$50.17

(1) Includes cost of $562,432,533. (2) Includes cost of $5,533,376.

See Notes to Financial Statements.

16	DECEMBER 31, 2017

Janus Henderson VIT Global Research Portfolio

Statement of Operations

For the year ended December 31, 2017

Investment Income:
Dividends	$12,547,647
Dividends from affiliates	27,136
Affiliated securities lending income, net	23,116
Other income	71
Foreign tax withheld	(570,830)
Total Investment Income	12,027,140
Expenses:
Advisory fees	3,814,546
12b-1Distribution and shareholder servicing fees:
Service Shares	492,693
Transfer agent administrative fees and expenses:
Institutional Shares	255,597
Service Shares	98,539
Other transfer agent fees and expenses:
Institutional Shares	18,296
Service Shares	4,217
Shareholder reports expense	101,766
Portfolio administration fees	60,569
Professional fees	59,020
Custodian fees	44,281
Registration fees	24,439
Non-interested Trustees’ fees and expenses	18,528
Other expenses	47,196
Total Expenses	5,039,687
Net Investment Income/(Loss)	6,987,453
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	52,208,742
Total Net Realized Gain/(Loss) on Investments	52,208,742
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	108,153,941
Total Change in Unrealized Net Appreciation/Depreciation	108,153,941
Net Increase/(Decrease) in Net Assets Resulting from Operations	$167,350,136

See Notes to Financial Statements.

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Janus Henderson VIT Global Research Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2017	Year ended December 31, 2016

Operations:
Net investment income/(loss)	$6,987,453	$7,196,717
Net realized gain/(loss) on investments	52,208,742	(8,835,260)
Change in unrealized net appreciation/depreciation	108,153,941	13,297,687
Net Increase/(Decrease) in Net Assets Resulting from Operations	167,350,136	11,659,144
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Institutional Shares	(4,183,201)	(5,169,230)
Service Shares	(1,355,413)	(1,761,489)
Net Decrease from Dividends and Distributions to Shareholders	(5,538,614)	(6,930,719)
Capital Share Transactions:
Institutional Shares	(45,745,135)	(43,882,862)
Service Shares	(13,600,457)	(24,789,291)
Net Increase/(Decrease) from Capital Share Transactions	(59,345,592)	(68,672,153)
Net Increase/(Decrease) in Net Assets	102,465,930	(63,943,728)
Net Assets:
Beginning of period	648,446,113	712,389,841
End of period	$750,912,043	$648,446,113

Undistributed Net Investment Income/(Loss)	$2,090,081	$1,849,588

See Notes to Financial Statements.

18	DECEMBER 31, 2017

Janus Henderson VIT Global Research Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during each year ended December 31	2017	2016	2015		2014	2013
Net Asset Value, Beginning of Period	$40.63	$40.24	$41.45		$38.99	$30.74
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.51(1)	0.45(1)	0.35(1)		0.51(1)	0.38
Net realized and unrealized gain/(loss)	10.45	0.37	(1.28)		2.39	8.29
Total from Investment Operations	10.96	0.82	(0.93)		2.90	8.67
Less Dividends and Distributions:
Dividends (from net investment income)	(0.39)	(0.43)	(0.28)		(0.44)	(0.42)
Distributions (from capital gains)	—	—	—		—	—
Total Dividends and Distributions	(0.39)	(0.43)	(0.28)		(0.44)	(0.42)
Net Asset Value, End of Period	$51.20	$40.63	$40.24		$41.45	$38.99
Total Return*	27.03%	2.07%	(2.29)%		7.44%	28.43%
Net Assets, End of Period (in thousands)	$540,594	$469,321	$509,494		$571,145	$588,619
Average Net Assets for the Period (in thousands)	$512,287	$478,402	$560,660		$577,941	$550,131
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.64%	0.65%	0.80%		0.61%	0.53%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.64%	0.65%	0.80%		0.61%	0.53%
Ratio of Net Investment Income/(Loss)	1.05%	1.15%	0.83%		1.27%	0.99%
Portfolio Turnover Rate	41%	45%	50%		42%	101%
				1

Service Shares
For a share outstanding during each year ended December 31	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$39.87	$39.53	$40.77	$38.40	$30.31
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.38(1)	0.35(1)	0.24(1)	0.40(1)	0.25
Net realized and unrealized gain/(loss)	10.24	0.36	(1.26)	2.35	8.22
Total from Investment Operations	10.62	0.71	(1.02)	2.75	8.47
Less Dividends and Distributions:
Dividends (from net investment income)	(0.32)	(0.37)	(0.22)	(0.38)	(0.38)
Distributions (from capital gains)	—	—	—	—	—
Total Dividends and Distributions	(0.32)	(0.37)	(0.22)	(0.38)	(0.38)
Net Asset Value, End of Period	$50.17	$39.87	$39.53	$40.77	$38.40
Total Return*	26.68%	1.82%	(2.53)%	7.18%	28.12%
Net Assets, End of Period (in thousands)	$210,318	$179,125	$202,896	$214,339	$202,707
Average Net Assets for the Period (in thousands)	$197,483	$186,563	$218,006	$209,230	$181,844
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.89%	0.90%	1.05%	0.86%	0.78%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.89%	0.90%	1.05%	0.86%	0.78%
Ratio of Net Investment Income/(Loss)	0.81%	0.91%	0.57%	1.01%	0.75%
Portfolio Turnover Rate	41%	45%	50%	42%	101%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Aspen Series	19

Janus Henderson VIT Global Research Portfolio

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson VIT Global Research Portfolio (formerly named Janus Aspen Global Research Portfolio) (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 12 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks long-term growth of capital. The Portfolio is classified as diversified, as defined in the 1940 Act.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including other portfolios, participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that

20	DECEMBER 31, 2017

Janus Henderson VIT Global Research Portfolio

Notes to Financial Statements

market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2017 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

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Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

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The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital Management LLC (“Janus Capital”) believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Portfolio, to the extent that emerging markets may be included in its benchmark index, may invest in securities of issuers or companies from or with exposure to one or more

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“developing countries” or “emerging market countries.” To the extent that the Portfolio invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Portfolio’s investments. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance.

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

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The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. There were no securities on loan as of December 31, 2017.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Portfolio’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.60%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to its benchmark index. The Portfolio's benchmark index used in the calculation is the MSCI World IndexSM.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets based on the Portfolio’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable.

The Portfolio’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the year ended December 31, 2017, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.54%.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. Janus Services receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing investors, and answering inquiries regarding accounts. Janus Services expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio. Any unused portion will be reimbursed to the applicable share class at least annually.

In addition, Janus Services provides or arranges for the provision of certain other internal administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for these internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the

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Plan are not tied exclusively to actual 12b-1 distribution and servicing fees, and the payments may exceed 12b-1 distribution and servicing fees actually incurred. If any of the Portfolio’s actual 12b-1 distribution and servicing fees incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio and providing personnel to serve as officers to the Portfolio. The Portfolio reimburses Janus Capital for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These costs include some or all of the salaries, fees, and expenses of Janus Capital employees and Portfolio officers, including the Portfolio’s Chief Compliance Officer and compliance staff, who provide specified administration and compliance services to the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Portfolio. These amounts are disclosed as “Portfolio administration fees” on the Statement of Operations. Total compensation of $17,105 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended December 31, 2017. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of December 31, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended December 31, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $416,450 were paid by the Trust to the Trustees under the Deferred Plan during the year ended December 31, 2017.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Portfolio's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended December 31, 2017 can be found in a table located in the Schedule of Investments.

The Portfolio is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Portfolio and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Portfolio from or to another fund or account that is or could be considered an affiliate of the Portfolio under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is

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effected at the current market price to save costs where allowed. During the year ended December 31, 2017, the Portfolio engaged in cross trades amounting to $425,654 in purchases and $3,623,977 in sales, resulting in a net realized loss of $1,266,689. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Portfolio’s Statement of Operations.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 2,104,368	$ -	$ -	$ -	$ -	$ (8,792)	$184,073,239

During the year ended December 31, 2017, capital loss carryovers of $52,107,874 were utilized by the Portfolio.

As of December 31, 2017, capital loss carryovers of $84,014,737 expired unused. As a result, the amount has been reclassified to capital.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2017 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 566,407,855	$192,328,609	$ (8,255,370)	$ 184,073,239

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended December 31, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 5,538,614	$ -	$ -	$ -

For the year ended December 31, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 6,930,719	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Portfolio:

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Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ (84,014,737)	$ (1,208,346)	$ 85,223,083

5. Capital Share Transactions

	Year ended December 31, 2017		Year ended December 31, 2016
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	343,247	$ 16,011,323	330,908	$ 13,244,254
Reinvested dividends and distributions	86,959	4,183,201	129,490	5,169,230
Shares repurchased	(1,421,581)	(65,939,659)	(1,571,385)	(62,296,346)
Net Increase/(Decrease)	(991,375)	$(45,745,135)	(1,110,987)	$(43,882,862)
Service Shares:
Shares sold	320,167	$ 14,570,741	311,672	$ 12,027,682
Reinvested dividends and distributions	28,763	1,355,413	44,979	1,761,489
Shares repurchased	(650,117)	(29,526,611)	(996,725)	(38,578,462)
Net Increase/(Decrease)	(301,187)	$(13,600,457)	(640,074)	$(24,789,291)

6. Purchases and Sales of Investment Securities

For the year ended December 31, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$288,330,392	$ 343,126,999	$ -	$ -

7. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X was August 1, 2017. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

8. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson merged with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger was effective May 30, 2017.

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Notes to Financial Statements

The consummation of the Merger may have been deemed to be an “assignment” (as defined in the 1940 Act) of the advisory agreement between the Portfolio and Janus Capital in effect on the date of the Merger. As a result, the consummation of the Merger may have caused the investment advisory agreement to terminate automatically in accordance with its terms.

On December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Portfolio and Janus Capital in order to permit Janus Capital to continue to provide advisory services to the Portfolio following the closing of the Merger (the “Post-Merger Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post-Merger Advisory Agreement, among other proposals, to Portfolio shareholders for approval.

Special Meeting(s) of Shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017.

Approval of Advisory Agreements

On April 18, 2017, shareholders of the Portfolio approved the Post-Merger Advisory Agreement with Janus Capital. The Post- Merger Advisory Agreement took effect upon the consummation of the Merger.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2017 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Aspen Series and Shareholders of Janus Henderson VIT Global Research Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson VIT Global Research Portfolio (one of the portfolios constituting Janus Aspen Series, referred to hereafter as the “Portfolio”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
February 16, 2018

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Portfolio shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) . Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

December 2017

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 14 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which closed in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements prior to the close of the Transaction as well as the services provided after the Transaction closed.

At a meeting held on December 7, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2018 through February 1, 2019, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

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Additional Information (unaudited)

agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2017, approximately 70% of the Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2017, approximately 46% of the Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge

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quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

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• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that

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the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

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• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

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• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of

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that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% below the average total expenses of their respective Broadridge Expense Group peers and 18% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 8% below the average management fees for their Expense Groups and 9% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; (4) in three of seven product categories, the Funds receive proportionally better pricing than the industry in relation to Janus institutional clients; and (5) in seven of eight strategies, Janus Capital has lower management fees than funds subadvised by Janus Capital’s portfolio managers.

The Trustees considered the fees for each Fund for its fiscal year ended in 2016, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were

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reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to waive 11 basis points of management fees effective February 1, 2018 and also has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

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Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses effective June 5, 2017.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective February 1, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group averages for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Funds, and considered profitability data of other fund managers. The Trustees also considered the financial information, estimated profitability and corporate structure of Janus Capital’s parent company before and after the Transaction. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. The Trustees also noted that the Trustees’ independent fee consultant reviewed the overall profitability of Janus Capital’s parent company prior to the Transaction, and the independent fee consultant found that, while assessing the reasonableness of Fund expenses in light of such profits was dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons were limited in accuracy by differences in complex size, business mix, institutional account orientation and other factors, after accepting these limitations, the level of profit earned by Janus Capital’s parent company was reasonable. In this regard, the independent consultant concluded that the profitability of Janus Capital’s parent company did not show excess nor did it show any insufficiency that could limit the ability to invest the resources needed to drive strong future investment performance on behalf of the Funds.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Fund. The Trustees also considered such estimated profitability taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Fund was reasonable, including after taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. The Trustees also considered that the estimated profitability for an individual Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Funds was not a material factor in the Board’s approval of the reasonableness of any Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

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Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 86% of these Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus complex. The independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Funds, Janus Capital appeared to be investing to increase the likelihood that these Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

January 2017

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the

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investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the proposed transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which Janus Capital advised the Trustees was expected to close in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements both prior to the close of the Transaction, and afterwards, if the Transaction were not to close. If the Transaction closes, all such agreements would be replaced by new investment advisory agreements and subadvisory agreements, as applicable, for each Fund, assuming requisite Fund shareholder approvals have been obtained.

At a meeting held on January 26, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2017 through February 1, 2018, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided

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its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2016, approximately 76% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2016, approximately 47% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the

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Additional Information (unaudited)

bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

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Additional Information (unaudited)

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, Intech Emerging Markets Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, Intech Global Income Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson International Managed Volatility Fund (formerly, Intech International Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, Intech U.S. Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

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• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

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Additional Information (unaudited)

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen Intech U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

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Additional Information (unaudited)

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 12% below the average total expenses of their respective Broadridge Expense Group peers and 20% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 11% below the average management fees for their Expense Groups and 13% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; and (4) in the majority of cases, the Funds receive proportionally better pricing than the industry in relation to Janus institutional and subadvised accounts.

The Trustees considered the fees for each Fund for its fiscal year ended in 2015, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share

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Additional Information (unaudited)

classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s total expenses exceeded the peer group average for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group average due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one- half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, Intech Emerging Markets Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, Intech Global Income Managed Volatility Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund (formerly, Intech International Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, Intech U.S. Managed Volatility Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s

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Additional Information (unaudited)

expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to

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Additional Information (unaudited)

limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen Intech U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the

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Additional Information (unaudited)

Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 91% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 83% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a

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Additional Information (unaudited)

subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

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The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the

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Useful Information About Your Portfolio Report (unaudited)

period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Shareholder Meeting (unaudited)

Special meetings of shareholders were held on April 6, 2017 and adjourned and reconvened on April 18, 2017 (together, the "meeting"). At the meeting, the following matters were voted on and approved by shareholders.  Each vote reported represents one dollar of net asset value held on the record date for the meeting.  The results of the meeting are noted below.

Proposals
1. For all Portfolios, to approve a new investment advisory agreement between the Trust, on behalf of the Portfolio, and Janus Capital Management LLC.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BNV	Total
649,586,924.264	317,034,596.144	13,767,075.442	30,376,675.857	0.006	361,178,347.450

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
48.806	2.119	4.676	0.000	55.601	87.778	3.812	8.410	0.000	100.000

4. To elect an additional Trustee to the Board of Trustees of the Trust. - Diane L. Wallace.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BNV	Total
7,198,647,378.476	6,547,141,899.530	651,505,478.946	0.000	0.000	7,198,647,378.476

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
80.347	7.995	0.000	0.000	88.342	90.950	9.050	0.000	0.000	100.000

Alan A. Brown, William D. Cvengros, Raudline Etienne, William F. McCalpin, Gary A. Poliner, James T. Rothe, William D. Stewart and Linda S. Wolf continue to serve as Trustees following the meeting.

5. For all Portfolios, except Global Unconstrained Bond Portfolio, to approve a proposal that would authorize the Adviser to enter into and materially amend sub-advisory agreements in the future with wholly-owned subadvisers and unaffiliated sub-advisers, with the approval of the Board of Trustees of the Trust, but without obtaining additional shareholder approval.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BNV	Total
649,586,924.264	280,803,976.549	40,211,359.836	40,163,011.064	0.001	361,178,347.450

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
43.228	6.190	6.183	0.000	55.601	77.747	11.133	11.120	0.000	100.000

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Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2017:

Dividends Received Deduction Percentage	78%

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Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Portfolio’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Portfolio’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 58 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	63

Director of Mutual Fund Directors Forum (a non-profit
organization serving
independent directors of U.S. mutual funds), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a
private grantmaking
foundation).

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TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	63

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of
MotiveQuest LLC (strategic social market research
company) (2003-2016); Director of Nuveen Global
Investors LLC (2007-2011); Director of Communities in
Schools (2004-2010); and
Director of Mutual Fund Education Alliance (until
2010).

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TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	63

Advisory Board Member, Innovate Partners Emerging
Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National
Retirement Partners
Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a
special purpose acquisition
corporation) (2007-2009); Director of RemedyTemp, Inc.
(temporary help services company) (1996-2006); and
Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts
(1987-1994).

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TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	63	Director of Brightwood Capital Advisors, LLC (since 2014).

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TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	63

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

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TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	63	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004-2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	63	None

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	6/17-Present	Retired.

Formerly, Independent Trustee,
Henderson Global Funds (13
portfolios) (2015-2017); Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) 2013-2017; Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC; and Treasurer for Driehau Mutual Funds.

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TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	63

Director of Chicago
Community Trust (Regional Community Foundation),
Chicago Council on Global Affairs, InnerWorkings (U.S.
provider of print procurement
solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Walmart (until 2017), Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL)
(until 2014).

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Carmel Wellso 151 Detroit Street Denver, CO 80206 DOB: 1964	Executive Vice President Janus Henderson Global Research Portfolio	12/14-Present	Vice President and Director of Research of Janus Capital and Portfolio Manager for other Janus Henderson accounts. Formerly, Research Analyst for Janus Capital (2008-2014).
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of Intech Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

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Janus Henderson VIT Global Research Portfolio

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Senior Vice President and Head of Compliance, North America for Janus Henderson (since September 2017); Formerly, Vice President, Head of Global
Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017-September
2017); Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC (2005-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Perkins and Intech are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Portfolios distributed by Janus Henderson Distributors

109-02-81112 02-18

ANNUAL REPORT December 31, 2017

Janus Henderson VIT Global Technology Portfolio (formerly named Janus Aspen Global Technology Portfolio)

Janus Aspen Series

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Global Technology Portfolio

Janus Henderson VIT Global Technology Portfolio (unaudited)

PORTFOLIO SNAPSHOT

Our mission is to find companies that benefit from the high pace of change in technology. We believe technology markets are complex, adaptive systems that demonstrate emergent properties and inherently unpredictable changes. We construct a portfolio with special attention to downside risk that seeks to balance resilience and optionality. Combined with deep, fundamental industry analysis and thoughtful valuation and scenario analysis, we seek to invest in stocks that have the potential to outperform without relying on difficult predictions about the future.

Danny Fish co-portfolio manager	Bradley Slingerlend co-portfolio manager

PERFORMANCE OVERVIEW

During the 12 months ended December 31, 2017, Janus Henderson VIT Global Technology Portfolio’s Institutional Shares and Service Shares returned 45.09% and 44.91%, respectively. By comparison, the Portfolio’s primary and secondary benchmarks, the S&P 500® Index and the MSCI All Country World Information Technology IndexSM, returned 21.83% and 41.77%, respectively.

INVESTMENT ENVIRONMENT

Global technology stocks rose during the year, outpacing the solid gains in broader markets. We attribute the sector’s performance to a stream of consensus-beating earnings reports. For several quarters, we have held the view that, despite relatively rich valuations, tech stocks had additional upside, not due to further multiple expansion, but rather to the market continuing to underestimate the opportunity presented by the generational shift occurring within the sector. Late in the period, two macro developments occurred that have the possibility of impacting the sector. But, for reasons explained in the “Outlook” section, we believe that one cannot conclude that either U.S. tax reform or the rollback of “net neutrality” will be wholly positive or negative. Rather, several components of these initiatives may prove beneficial to tech companies while others could create headwinds.

Within the Portfolio’s benchmark, all subsectors generated positive returns, led by home entertainment software, semiconductor equipment and Internet software and services.

PERFORMANCE DISCUSSION

Our Portfolio outperformance relative to the benchmark was largely due to our selection of applications software stocks. Also contributing was our underweight to IT consulting and other services as well as to stock selection within that subsector. Weighing most on results were semiconductors and an out-of-benchmark allocation to movies and entertainment.

Software giant Microsoft contributed to performance as investor optimism was reinforced with the release of a well-received earnings report during the fourth quarter. Year-over-year revenue and earnings per share rose 8% and 17%, respectively, with both figures exceeding analyst expectations. In addition to solid revenue growth in the commercial cloud, Office 365 and business process and productivity, the company’s ability to execute was also on display in margin expansion. A particular highlight was the commercial cloud’s gross margin expanding by eight percentage points, year over year, to 57%. These results, in our view, show that Microsoft’s push into the cloud remains additive to performance. Microsoft’s older personal computing business also registered steady growth. In addition to an attractive earnings profile, multiple expansion also pushed the stock higher. That enthusiasm may, in part, reflect the possibility that tax reform may enable Microsoft to repatriate a portion of its offshore cash.

China’s Tencent Holdings delivered another strong year. Recent performance has provided validation of our investment thesis, namely that the company has the ability to generate a network effect unlike anything seen in western Internet companies. In its most recent earnings report, year-over-year revenue growth accelerated from the previous quarter, reaching 62%. Growth was even more pronounced in its pivotal mobile gaming business. This segment also saw average revenue per user – a key industry metric – rise by 17%, year over year. Tencent’s WeChat business further cemented its position as the “go to” place for online communication in China with its user base reaching 980 million. Online advertising revenue

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Janus Henderson VIT Global Technology Portfolio (unaudited)

rose 48% compared to the same period in 2016, but we believe that this pace can improve. During the year, management slowed its newsfeed monetization efforts, weighing on advertising. Gross margins contracted, but rather than an item of concern, we believe this reflects management’s decision to play the long game by increasing its online video expenditure.

Shares in Alphabet, the parent company of Google, rose late in the period on the back of a favorable earnings report. For the prior quarter, the company exceeded market expectations on both revenue and earnings. Revenue in the search/YouTube segment accelerated to 23% year over year, proving that mobile search remains healthy. For perspective, mobile devices accounted for only 2% of searches in 2012; by 2019, they are forecasted to reach 60%. As Alphabet’s business has shifted toward mobile, the company has had to incur higher traffic acquisition costs (TAC), which can adversely impact margins. We believe the TAC pace should slow as the traffic mix stabilizes. Outside of search, Google Network saw revenues accelerate and orders for the Pixel 2 smartphone were strong. Also a common measure of operating margins was shown to have risen more than three percentage points to 34.9%.

Shutterstock, a marketplace for digital images, weighed on performance as management provided guidance that was lower than what investors had expected. The company’s revenue trajectory has slowed, and while we believe there is a viable market for providing images and video for marketing and creative professionals, we sold our position in the company.

ChannelAdvisor weighed on performance as it endured a run of disappointing quarterly results. The company offers channels for retailers to distribute products in online marketplaces and comparison shopping sites and to appear in search engines. ChannelAdvisor has been a beneficiary of its association with the Amazon Prime flywheel, a virtuous circle created by the Internet giant’s premium membership service and its ability to attract and maintain shoppers. More recently, Amazon’s shift toward sourcing products in China and India has caused some concern about ChannelAdvisor’s future growth prospects. The company does well in some foreign markets, but questions remain about whether its presence in the likes of China is sufficient to offset any changes in its relationship with Amazon. We believe that management is aware of these issues and we maintain a position in the company. Additionally, ChannelAdvisor continues to grow, remains profitable, generates good cash flow and has what we consider a very attractive valuation. Furthermore, ChannelAdvisor provides key services for other major U.S. retailers as they grow their e-commerce presence.

Also detracting was Latin American e-commerce company Netshoes. We believe Netshoes is well positioned to benefit from a number of our favored trends. We expect that increasing online payments, secular consumption growth within the region and a younger, lower-income market that will increase its spending power over time all favor the company’s business model. Furthermore, we are impressed with the share of purchases and site visits that occur via its mobile channel. The company stands to establish itself as a “go-to” marketplace for casual and sports shoes as well as for accessories, lingerie, perfume and makeup.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the fund.

OUTLOOK

Strong corporate performance has been behind technology’s gains. The secular forces propelling the sector, in our view, are more than sufficient to weather any hurdles caused by U.S. tax reform. We believe the legislation to be a net zero for a majority of the sector’s market cap, with some segments winning and others potentially losing. The global earnings base of mega-cap tech companies implies that their effective tax rates might see a slight bump. For many other companies that are in the midst of a growth-inducing investment cycle, the reality is that they don’t have earnings, so the shift in tax methodology will have little effect. One hidden positive is the change in expensing capital expenditure. This shift, along with any boost to economic growth the tax package provides, may incentivize corporate users of technology to increase investment budgets. We do recognize, however, that technology expenditure has changed over the years as services command a greater share of spending compared to hardware. A tax-induced bump, therefore, may not be as pronounced as it would have been in the past. However, we should expect some benefit, as roughly 80% of enterprise technology spending is allocated to on-premises products as opposed to the cloud.

The ability of multinationals to repatriate foreign earnings on more favorable terms may also benefit the sector. We expect some of these dollars will be returned to shareholders, while others may fuel a wave of consolidation. For the same reasons we favor innovative,

2	DECEMBER 31, 2017

Janus Henderson VIT Global Technology Portfolio (unaudited)

high-growth companies, large-cap incumbents may consider them attractive acquisition targets.

Similarly, the rollback of net neutrality should produce both winners and losers. We believe large-cap Internet companies will benefit as the change in regulations makes it more difficult for upstart Internet companies to gain a foothold. This reflects our view that much of the future growth in online applications will flow to Internet giants as their scale has reached a point that their data-collection abilities and ecosystems provide highly defensible competitive moats. However, Internet service providers may also be able to charge the large Internet companies for access to their customers.

While the expectation of consensus-beating earnings represents an upside to tech stocks, we remain mindful of certain risk. Foremost is increased regulation. We continue to believe European authorities are more likely to increase oversight of the sector than their American counterparts. In addition to privacy concerns, corporate structures aimed at minimizing tax liabilities may come under scrutiny. Already, some large tech companies are preemptively shifting some of their tax base away from historically tax-friendly countries as a potential olive branch to regulators.

We believe the conditions provided by the generational shift occurring within technology remain favorable. Last year’s rally has left valuations fair due to the concurrent rise in better-than-expected earnings for many companies. Given the rise in the market, some companies we consider to be resilient are trading at higher than normal valuations, but still represent good opportunities thanks to their long-term growth potential. In order to position the Portfolio to continue to benefit from additional gains, but also limit downside risk, we have increased our allocation toward uncorrelated stocks. These are companies that tend to rely on end markets different than other tech companies such as data services for the financial sector or media companies. We also have the ability to increase our exposure to less volatile stocks and to names not included in sector benchmarks. Other sources of growth that have lower correlations to our favored themes are the rapid digitalization of China’s economy as well as the global growth of online gaming. We believe that a portfolio exposed to these growth stories – and opportunistically adjusted based on the valuation and risk profile of each theme – will provide investors with the characteristics they desire in a technology allocation.

Thank you for your investment in Janus Henderson VIT Global Technology Portfolio.

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Janus Henderson VIT Global Technology Portfolio (unaudited)

Portfolio At A Glance

December 31, 2017

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Tencent Holdings Ltd	3.31%	Shutterstock Inc	-0.24%
	Microsoft Corp	2.79%	ChannelAdvisor Corp	-0.17%
	Alphabet Inc - Class C	2.49%	Netshoes Cayman Ltd	-0.16%
	Alibaba Group Holding Ltd (ADR)	2.36%	Talend SA (ADR)	-0.12%
	Adobe Systems Inc	1.77%	NVIDIA Corp	-0.07%

	3 Top Performers - Sectors*
		Portfolio	Portfolio Weighting	MSCI All Country World Information Technology Index
		Contribution	(Average % of Equity)	Weighting
	Information Technology	4.49%	84.98%	100.00%
	Real Estate	0.03%	3.27%	0.00%
	Financials	0.03%	0.00%	0.00%

	4 Bottom Performers - Sectors*
		Portfolio	Portfolio Weighting	MSCI All Country World Information Technology Index
		Contribution	(Average % of Equity)	Weighting
	Other**	-0.72%	1.45%	0.00%
	Consumer Discretionary	-0.11%	9.38%	0.00%
	Industrials	-0.06%	0.74%	0.00%
	Telecommunication Services	-0.04%	0.18%	0.00%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

4	DECEMBER 31, 2017

Janus Henderson VIT Global Technology Portfolio (unaudited)

Portfolio At A Glance

December 31, 2017

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	6.4%
Alphabet Inc - Class C
Internet Software & Services	6.3%
Tencent Holdings Ltd
Internet Software & Services	4.1%
salesforce.com Inc
Software	4.0%
Alibaba Group Holding Ltd (ADR)
Internet Software & Services	3.4%
24.2%

Asset Allocation - (% of Net Assets)
Common Stocks	98.6%
Investment Companies	3.3%
Other	(1.9)%
100.0%

Emerging markets comprised 16.5% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2017	As of December 31, 2016

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Janus Henderson VIT Global Technology Portfolio (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2017					per the May 1, 2017 prospectuses
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Institutional Shares	45.09%	20.93%	12.04%	2.91%	0.79%
Service Shares	44.91%	20.65%	11.77%	2.65%	1.04%
S&P 500 Index	21.83%	15.79%	8.50%	5.47%
MSCI All Country World Information Technology Index	41.77%	19.06%	9.90%	2.10%**
Morningstar Quartile - Institutional Shares	1st	2nd	1st	2nd
Morningstar Ranking - based on total returns for Technology Funds	32/211	70/192	33/178	63/118

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

High absolute short-term performance is not typical and may not be achieved in the future. Such results should not be the sole basis for evaluating material facts in making an investment decision.

The Portfolio will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns shown do not represent actual returns since they do not include insurance charges. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

See Financial Highlights for actual expense ratios during the reporting period.

6	DECEMBER 31, 2017

Janus Henderson VIT Global Technology Portfolio (unaudited)

Performance

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Portfolio Report.”

Effective May 1, 2017, Denny Fish and Brad Slingerlend are Co-Portfolio Managers of the Portfolio.

*The Portfolio’s inception date – January 18, 2000

** The MSCI All Country World Information Technology Index since inception returns are calculated from January 31, 2000.

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Janus Henderson VIT Global Technology Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/17)	Ending Account Value (12/31/17)	Expenses Paid During Period (7/1/17 - 12/31/17)†	Beginning Account Value (7/1/17)	Ending Account Value (12/31/17)	Expenses Paid During Period (7/1/17 - 12/31/17)†	Net Annualized Expense Ratio (7/1/17 - 12/31/17)
Institutional Shares	$1,000.00	$1,166.80	$4.21	$1,000.00	$1,021.32	$3.92	0.77%
Service Shares	$1,000.00	$1,166.50	$5.46	$1,000.00	$1,020.16	$5.09	1.00%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

8	DECEMBER 31, 2017

Janus Henderson VIT Global Technology Portfolio

Schedule of Investments

December 31, 2017

Shares		Value
Common Stocks – 98.6%
Aerospace & Defense – 0.3%
Axon Enterprise Inc*,#	46,163	$1,223,319
Air Freight & Logistics – 0.3%
BEST Inc (ADR)*	113,570	1,019,859
Automobiles – 0.5%
BYD Co Ltd#	230,000	1,996,294
Communications Equipment – 1.4%
CommScope Holding Co Inc*	97,041	3,671,061
Switch Inc#	110,565	2,011,177
		5,682,238
Electronic Equipment, Instruments & Components – 6.9%
Amphenol Corp	144,264	12,666,379
Flex Ltd*	283,860	5,106,641
National Instruments Corp	95,023	3,955,807
TE Connectivity Ltd	57,453	5,460,333
		27,189,160
Equity Real Estate Investment Trusts (REITs) – 2.7%
American Tower Corp	50,201	7,162,177
Equinix Inc	7,784	3,527,864
		10,690,041
Household Durables – 0.9%
Sony Corp	77,900	3,499,657
Information Technology Services – 4.4%
Amdocs Ltd	44,756	2,930,623
Black Knight Inc*	30,213	1,333,904
Fidelity National Information Services Inc	26,767	2,518,507
Gartner Inc*	57,608	7,094,425
InterXion Holding NV*	35,902	2,115,705
Worldpay Group PLC	273,882	1,569,355
		17,562,519
Internet & Direct Marketing Retail – 6.2%
Amazon.com Inc*	8,911	10,421,147
Ctrip.com International Ltd (ADR)*	80,191	3,536,423
MakeMyTrip Ltd*	55,034	1,642,765
Netflix Inc*	19,021	3,651,271
Netshoes Cayman Ltd*,#	40,532	320,203
Priceline Group Inc*	2,874	4,994,265
		24,566,074
Internet Software & Services – 22.9%
Alibaba Group Holding Ltd (ADR)*	77,781	13,411,778
Alphabet Inc - Class C*	23,815	24,920,016
Baozun Inc (ADR)*,#	26,754	844,356
Care.com Inc*	55,374	998,947
ChannelAdvisor Corp*	83,822	754,398
CoStar Group Inc*	12,948	3,844,909
Coupa Software Inc*	59,598	1,860,649
Etsy Inc*	137,865	2,819,339
Facebook Inc*	58,521	10,326,616
Instructure Inc*	32,668	1,081,311
Magic Leap Inc*,¢,§	58,710	1,585,170
MercadoLibre Inc	15,239	4,795,104
MuleSoft Inc*	49,150	1,143,229
Okta Inc*	120,490	3,085,749
Tencent Holdings Ltd	313,400	16,201,726
Yext Inc*,#	48,497	583,419
Zillow Group Inc*,#	49,776	2,036,834
		90,293,550
Media – 2.3%
Cable One Inc	3,416	2,402,644
Twenty-First Century Fox Inc	74,622	2,576,698

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

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Janus Henderson VIT Global Technology Portfolio

Schedule of Investments

December 31, 2017

Shares		Value
Common Stocks – (continued)
Media – (continued)
Walt Disney Co	37,465	$4,027,862
		9,007,204
Real Estate Management & Development – 0.3%
Redfin Corp*,#	42,312	1,325,212
Semiconductor & Semiconductor Equipment – 16.3%
ASML Holding NV	38,265	6,637,705
Broadcom Ltd	27,732	7,124,351
Intel Corp	218,950	10,106,732
Lam Research Corp	23,969	4,411,974
Microchip Technology Inc	114,343	10,048,463
ON Semiconductor Corp*	117,785	2,466,418
Taiwan Semiconductor Manufacturing Co Ltd	1,380,000	10,607,038
Texas Instruments Inc	64,882	6,776,276
Xilinx Inc	90,666	6,112,702
		64,291,659
Software – 28.1%
Activision Blizzard Inc	150,794	9,548,276
Adobe Systems Inc*,†	62,958	11,032,760
Atlassian Corp PLC*	51,183	2,329,850
Blackbaud Inc	21,380	2,020,196
Cadence Design Systems Inc*	175,091	7,322,306
Constellation Software Inc/Canada	5,594	3,391,741
Guidewire Software Inc*,†	21,794	1,618,422
Intuit Inc	12,923	2,038,991
Lyft Inc (144A)¢,§	49,290	1,959,085
Microsoft Corp	295,729	25,296,659
Nexon Co Ltd*	60,000	1,743,841
Nice Ltd (ADR)	25,838	2,374,770
SailPoint Technologies Holding Inc*	83,468	1,210,286
salesforce.com Inc*	152,526	15,592,733
SS&C Technologies Holdings Inc	64,257	2,601,123
Tyler Technologies Inc*	35,372	6,262,613
Ultimate Software Group Inc*	25,236	5,507,252
Zendesk Inc*	273,535	9,256,424
		111,107,328
Technology Hardware, Storage & Peripherals – 5.1%
Apple Inc†	54,707	9,258,066
Samsung Electronics Co Ltd	4,497	10,685,581
		19,943,647
Total Common Stocks (cost $245,784,930)		389,397,761
Investment Companies – 3.3%
Investments Purchased with Cash Collateral from Securities Lending – 1.7%
Janus Cash Collateral Fund LLC, 1.2573%ºº,£	6,445,130	6,445,130
Money Markets – 1.6%
Janus Cash Liquidity Fund LLC, 1.2731%ºº,£	6,369,964	6,369,964
Total Investment Companies (cost $12,815,094)		12,815,094
Total Investments (total cost $258,600,024) – 101.9%		402,212,855
Liabilities, net of Cash, Receivables and Other Assets – (1.9)%		(7,466,375)
Net Assets – 100%		$394,746,480

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2017

Janus Henderson VIT Global Technology Portfolio

Schedule of Investments

December 31, 2017

Summary of Investments by Country - (Long Positions) (unaudited)

		% of Investment Securities

Country	Value
United States	$313,489,104	77.9%
China	37,010,436	9.2
South Korea	10,685,581	2.7
Taiwan	10,607,038	2.6
Netherlands	8,753,410	2.2
Japan	5,243,498	1.3
Brazil	5,115,307	1.3
Canada	3,391,741	0.8
Israel	2,374,770	0.6
Australia	2,329,850	0.6
India	1,642,765	0.4
United Kingdom	1,569,355	0.4

Total	$402,212,855	100.0%

Schedule of Securities Sold Short – (% of Net Assets)

Shares		Value
Securities Sold Short – (0.1)%
Common Stocks Sold Short – (0.1)%
Household Durables – (0.1)%
Nikon Corp (proceeds $280,616)	15,600	$(335,017)

Summary of Investments by Country - (Short Positions) (unaudited)

		% of Securities Sold Short

Country	Value
Japan	$(335,017)	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	11

Janus Henderson VIT Global Technology Portfolio

Schedule of Investments

December 31, 2017

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 12/31/17
Investment Companies – 3.3%
Investments Purchased with Cash Collateral from Securities Lending – 1.7%
Janus Cash Collateral Fund LLC, 1.2573%ºº	$142,919∆	$—	$—	$6,445,130
Money Markets – 1.6%
Janus Cash Liquidity Fund LLC, 1.2731%ºº	40,388	—	—	6,369,964

Total Affiliated Investments – 3.2%	$183,307	$—	$—	$12,815,094

(1) For securities that were affiliated for a portion of the year ended December 31, 2017, this column reflects amounts for the entire year ended December 31, 2017 and not just the period in which the security was affiliated.

	Share Balance at 12/31/16	Purchases	Sales	Share Balance at 12/31/17
Investment Companies – 3.3%
Investments Purchased with Cash Collateral from Securities Lending – 1.7%
Janus Cash Collateral Fund LLC, 1.2573%ºº	5,507,440	57,348,342	(56,410,652)	6,445,130
Money Markets – 1.6%
Janus Cash Liquidity Fund LLC, 1.2731%ºº	1,693,579	92,123,757	(87,447,372)	6,369,964

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Bank of America:
Japanese Yen	2/8/18	(73,582,000)	$655,437	$977
Barclays Capital, Inc.:
Japanese Yen	2/1/18	(31,000,000)	278,079	2,440
Citibank NA:
British Pound	2/1/18	(291,600)	394,710	638
Japanese Yen	2/1/18	(66,996,000)	600,737	5,037

				5,675
HSBC Securities (USA), Inc.:
Japanese Yen	2/8/18	(12,410,000)	110,500	122
JPMorgan Chase & Co.:
Japanese Yen	2/1/18	(86,720,000)	777,508	6,431
Japanese Yen	2/1/18	(8,000,000)	70,761	(371)

				6,060
Total				$15,274

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	DECEMBER 31, 2017

Janus Henderson VIT Global Technology Portfolio

Schedule of Investments

December 31, 2017

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2017.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of December 31, 2017

Currency Contracts
Asset Derivatives:
Forward foreign currency exchange contracts	$ 15,645

Liability Derivatives:
Forward foreign currency exchange contracts	$ 371

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the year ended December 31, 2017.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended December 31, 2017

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts	Equity Contracts	Total
Forward foreign currency exchange contracts	$(137,935)	$ -	$ (137,935)
Purchased options contracts	-	1,005,067	1,005,067
Written options contracts	-	243,622	243,622

Total	$(137,935)	$1,248,689	$1,110,754

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts	Equity Contracts	Total
Forward foreign currency exchange contracts	$ (75,657)	$ -	$ (75,657)
Purchased options contracts	-	(62,725)	(62,725)
Written options contracts	-	(115,307)	(115,307)

Total	$ (75,657)	$ (178,032)	$ (253,689)

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Portfolio’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Year Ended December 31, 2017

Market Value
Forward foreign currency exchange contracts, sold	$ 3,796,363
Purchased options contracts, call	201,320
Written options contracts, put	16,715

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

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Janus Henderson VIT Global Technology Portfolio

Notes to Schedule of Investments and Other Information

MSCI All Country World Information Technology IndexSM	MSCI All Country World Information Technology IndexSM reflects the performance of information technology stocks from developed and emerging markets.
S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended December 31, 2017 is $1,959,085, which represents 0.5% of net assets.

*	Non-income producing security.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of December 31, 2017, is $13,983,770.

ºº	Rate shown is the 7-day yield as of December 31, 2017.

#	Loaned security; a portion of the security is on loan at December 31, 2017.

¢	Security is valued using significant unobservable inputs.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

§				Schedule of Restricted and Illiquid Securities (as of December 31, 2017)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Lyft Inc	12/17/15 - 11/10/17	$1,566,579	$1,959,085	0.5%
Magic Leap Inc	10/5/17	1,585,170	1,585,170	0.4
Total		$3,151,749	$3,544,255	0.9%

The Portfolio has registration rights for certain restricted securities held as of December 31, 2017. The issuer incurs all registration costs.

14	DECEMBER 31, 2017

Janus Henderson VIT Global Technology Portfolio

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks
Automobiles	$-	$1,996,294	$-
Household Durables	-	3,499,657	-
Information Technology Services	15,993,164	1,569,355	-
Internet Software & Services	72,506,654	16,201,726	1,585,170
Semiconductor & Semiconductor Equipment	47,046,916	17,244,743	-
Software	104,012,661	5,135,582	1,959,085
Technology Hardware, Storage & Peripherals	9,258,066	10,685,581	-
All Other	80,703,107	-	-
Investment Companies	-	12,815,094	-
Total Investments in Securities	$329,520,568	$69,148,032	$3,544,255
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	15,645	-
Total Assets	$329,520,568	$69,163,677	$3,544,255
Liabilities
Investments In Securities Sold Short:
Common Stocks
Household Durables	-	335,017	-
Total Investments In Securities Sold Short:	$-	$335,017	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	371	-
Total Liabilities	$-	$335,388	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

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Janus Henderson VIT Global Technology Portfolio

Statement of Assets and Liabilities

December 31, 2017

Assets:
Unaffiliated investments, at value(1)(2)	$389,397,761
Affiliated investments, at value(3)	12,815,094
Cash	276
Deposits with brokers for short sales	280,616
Forward foreign currency exchange contracts	15,645
Closed foreign currency contracts	1,127
Non-interested Trustees' deferred compensation	7,552
Receivables:
Dividends	122,893
Portfolio shares sold	58,530
Dividends from affiliates	3,959
Foreign tax reclaims	694
Other assets	3,150
Total Assets	402,707,297
Liabilities:
Collateral for securities loaned (Note 3)	6,445,130
Short sales, at value(4)	335,017
Forward foreign currency exchange contracts	371
Closed foreign currency contracts	30
Payables:	—
Portfolio shares repurchased	536,613
Investments purchased	244,574
Advisory fees	219,560
12b-1 Distribution and shareholder servicing fees	82,051
Professional fees	39,972
Transfer agent fees and expenses	18,081
Non-interested Trustees' deferred compensation fees	7,552
Custodian fees	5,840
Portfolio administration fees	2,676
Non-interested Trustees' fees and expenses	2,525
Accrued expenses and other payables	20,825
Total Liabilities	7,960,817
Net Assets	$394,746,480
Net Assets Consist of:
Capital (par value and paid-in surplus)	$232,414,759
Undistributed net investment income/(loss)	32,773
Undistributed net realized gain/(loss) from investments and foreign currency transactions	18,724,731
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	143,574,217
Total Net Assets	$394,746,480
Net Assets - Institutional Shares	$24,815,014
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,175,823
Net Asset Value Per Share	$11.40
Net Assets - Service Shares	$369,931,466
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	32,014,211
Net Asset Value Per Share	$11.56

(1) Includes cost of $245,784,930. (2) Includes $6,258,099 of securities on loan. See Note 3 in Notes to Financial Statements. (3) Includes cost of $12,815,094. (4) Proceeds $280,616.

See Notes to Financial Statements.

16	DECEMBER 31, 2017

Janus Henderson VIT Global Technology Portfolio

Statement of Operations

For the year ended December 31, 2017

Investment Income:
Dividends	$2,586,185
Affiliated securities lending income, net	142,919
Dividends from affiliates	40,388
Foreign tax withheld	(114,958)
Total Investment Income	2,654,534
Expenses:
Advisory fees	2,132,042
12b-1Distribution and shareholder servicing fees:
Service Shares	800,972
Transfer agent administrative fees and expenses:
Institutional Shares	6,371
Service Shares	160,194
Other transfer agent fees and expenses:
Institutional Shares	459
Service Shares	6,604
Professional fees	59,983
Shareholder reports expense	52,566
Portfolio administration fees	28,468
Custodian fees	26,505
Non-interested Trustees’ fees and expenses	8,873
Short sale fees and expenses	6,938
Short sales dividends expense	3,727
Other expenses	24,919
Total Expenses	3,318,621
Net Investment Income/(Loss)	(664,087)
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	19,347,181
Purchased options contracts	1,005,067
Forward foreign currency exchange contracts	(137,935)
Short sales	(502,625)
Written options contracts	243,622
Total Net Realized Gain/(Loss) on Investments	19,955,310
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	98,905,014
Purchased options contracts	(62,725)
Forward foreign currency exchange contracts	(75,657)
Short sales	(64,372)
Written options contracts	(115,307)
Total Change in Unrealized Net Appreciation/Depreciation	98,586,953
Net Increase/(Decrease) in Net Assets Resulting from Operations	$117,878,176

See Notes to Financial Statements.

Janus Aspen Series	17

Janus Henderson VIT Global Technology Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2017	Year ended December 31, 2016

Operations:
Net investment income/(loss)	$(664,087)	$(395,650)
Net realized gain/(loss) on investments	19,955,310	20,462,736
Change in unrealized net appreciation/depreciation	98,586,953	11,955,822
Net Increase/(Decrease) in Net Assets Resulting from Operations	117,878,176	32,022,908
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Institutional Shares	—	(18,608)
Service Shares	—	(219,030)
Total Dividends from Net Investment Income	—	(237,638)
Distributions from Net Realized Gain from Investment Transactions
Institutional Shares	(762,812)	(333,588)
Service Shares	(19,456,773)	(8,461,879)
Total Distributions from Net Realized Gain from Investment Transactions	(20,219,585)	(8,795,467)
Net Decrease from Dividends and Distributions to Shareholders	(20,219,585)	(9,033,105)
Capital Share Transactions:
Institutional Shares	11,227,029	75,780
Service Shares	29,958,539	54,225,823
Net Increase/(Decrease) from Capital Share Transactions	41,185,568	54,301,603
Net Increase/(Decrease) in Net Assets	138,844,159	77,291,406
Net Assets:
Beginning of period	255,902,321	178,610,915
End of period	$394,746,480	$255,902,321

Undistributed Net Investment Income/(Loss)	$32,773	$35,297

See Notes to Financial Statements.

18	DECEMBER 31, 2017

Janus Henderson VIT Global Technology Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during each year ended December 31	2017	2016	2015		2014	2013
Net Asset Value, Beginning of Period	$8.37	$7.63	$8.43		$8.20	$6.04
Income/(Loss) from Investment Operations:
Net investment income/(loss)	—(1)(2)	—(1)(2)	0.02(1)		0.03(1)	—(2)
Net realized and unrealized gain/(loss)	3.68	1.05	0.41		0.73	2.16
Total from Investment Operations	3.68	1.05	0.43		0.76	2.16
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.02)	—		—	—
Distributions (from capital gains)	(0.65)	(0.29)	(1.23)		(0.53)	—
Total Dividends and Distributions	(0.65)	(0.31)	(1.23)		(0.53)	—
Net Asset Value, End of Period	$11.40	$8.37	$7.63		$8.43	$8.20
Total Return*	45.09%	14.21%	4.85%		9.64%	35.76%
Net Assets, End of Period (in thousands)	$24,815	$9,935	$9,004		$8,456	$7,346
Average Net Assets for the Period (in thousands)	$12,729	$9,164	$8,635		$7,700	$6,188
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.76%	0.78%	0.76%		0.79%	0.77%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.76%	0.78%	0.76%		0.79%	0.77%
Ratio of Net Investment Income/(Loss)	0.03%	0.06%	0.28%		0.33%	0.16%
Portfolio Turnover Rate	23%	62%	43%		57%	39%
				1

Service Shares
For a share outstanding during each year ended December 31	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$8.49	$7.75	$8.56	$8.34	$6.16
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.02)(1)	(0.02)(1)	—(1)(2)	0.01(1)	(0.01)
Net realized and unrealized gain/(loss)	3.74	1.06	0.42	0.74	2.19
Total from Investment Operations	3.72	1.04	0.42	0.75	2.18
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.01)	—	—	—
Distributions (from capital gains)	(0.65)	(0.29)	(1.23)	(0.53)	—
Total Dividends and Distributions	(0.65)	(0.30)	(1.23)	(0.53)	—
Net Asset Value, End of Period	$11.56	$8.49	$7.75	$8.56	$8.34
Total Return*	44.91%	13.85%	4.65%	9.35%	35.39%
Net Assets, End of Period (in thousands)	$369,931	$245,967	$169,607	$153,251	$136,113
Average Net Assets for the Period (in thousands)	$320,729	$212,136	$158,428	$138,634	$117,904
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.00%	1.03%	1.01%	1.04%	1.02%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.00%	1.03%	1.01%	1.04%	1.02%
Ratio of Net Investment Income/(Loss)	(0.21)%	(0.19)%	0.02%	0.09%	(0.09)%
Portfolio Turnover Rate	23%	62%	43%	57%	39%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

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Janus Henderson VIT Global Technology Portfolio

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson VIT Global Technology Portfolio (formerly named Janus Aspen Global Technology Portfolio) (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 12 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks long-term growth of capital. The Portfolio is classified as diversified, as defined in the 1940 Act.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including other portfolios, participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that

20	DECEMBER 31, 2017

Janus Henderson VIT Global Technology Portfolio

Notes to Financial Statements

market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2017 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Portfolio did not hold a significant amount of Level 3 securities as of December 31, 2017.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Janus Aspen Series	21

Janus Henderson VIT Global Technology Portfolio

Notes to Financial Statements

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the year ended December 31, 2017 is discussed in further detail below. A summary of derivative activity by the Portfolio is reflected in the tables at the end of this section.

The Portfolio may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets that it

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would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s Management LLC (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Portfolio may enter

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into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Portfolio is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the year, the Portfolio entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Portfolio.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported on the Statement of Operations (if applicable). Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubinstein Binomial Option Pricing Model, or other appropriate option pricing model is used. Certain options contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities as “Variation margin receivable” or “Variation margin payable” (if applicable).

The Portfolio may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Portfolio may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

The Portfolio may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Portfolio may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio. The risk in buying

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options is that the Portfolio pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the year, the Portfolio purchased call options on various equity securities for the purpose of increasing exposure to individual equity risk.There were no purchased options held at December 31, 2017.

In writing an option, the Portfolio bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written, at value” (if applicable). The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

During the year, the Portfolio wrote put options on various equity securities for the purpose of increasing exposure to individual equity risk and/or generating income.There were no written options held at December 31, 2017.

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is

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considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Portfolio may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Portfolio invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Portfolio’s investments. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance.

Offsetting Assets and Liabilities

The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

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In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Portfolio may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Portfolio does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments as of December 31, 2017” table located in the Portfolio’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Bank of America	$977	$—	$—	$977
Barclays Capital, Inc.	2,440	—	—	2,440
Citibank NA	5,675	—	—	5,675
Deutsche Bank AG	6,258,099	—	(6,258,099)	—
HSBC Securities (USA), Inc.	122	—	—	122
JPMorgan Chase & Co.	6,431	(371)	—	6,060

Total	$6,273,744	$(371)	$(6,258,099)	$15,274
Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Goldman Sachs International	$335,017	$—	$(335,017)	$—
JPMorgan Chase & Co.	371	(371)	—	—

Total	$335,388	$(371)	$(335,017)	$—
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

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Goldman Sachs International is the broker and/or custodian for short sales. Short sales held by the Portfolio are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedule of Investments.

The Portfolio does not exchange collateral on its forward currency contracts with its counterparties; however, the Portfolio may segregate cash or high-grade securities in an amount at all times equal to or greater than the Portfolio’s commitment with respect to these contracts. Such segregated assets, if with the Portfolio’s custodian, are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Portfolio’s corresponding forward currency contracts.

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned

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securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of December 31, 2017, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $6,258,099 for equity securities. Gross amounts of recognized liabilities for securities lending (collateral received) as of December 31, 2017 is $6,445,130, resulting in the net amount due to the counterparty of $187,031.

Short Sales

The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Portfolio owns or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when the portfolio manager(s) and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain as a result of a short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the securities sold short be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time when other short sellers of the same security also want to close out their positions, it is more likely that the Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedule of Investments. The Portfolio is also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Portfolio may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Portfolio pays stock loan fees, disclosed on the Statement of Operations, on assets borrowed from the security broker.

The Portfolio may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Portfolio to similar risks. To the extent that the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Portfolio’s contractual investment advisory fee rate (expressed as an annual rate) is 0.64% of its average daily net assets.

Janus Capital has contractually agreed to waive the advisory fee payable by the Portfolio or reimburse expenses in an amount equal to the amount, if any, that the Portfolio’s normal operating expenses, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Service Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.90% of the Portfolio’s average daily net assets. Janus Capital has agreed to continue the waivers until at least May 1, 2018. If applicable, amounts waived and/or reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

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Janus Henderson VIT Global Technology Portfolio

Notes to Financial Statements

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. Janus Services receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing investors, and answering inquiries regarding accounts. Janus Services expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio. Any unused portion will be reimbursed to the applicable share class at least annually.

In addition, Janus Services provides or arranges for the provision of certain other internal administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for these internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and servicing fees, and the payments may exceed 12b-1 distribution and servicing fees actually incurred. If any of the Portfolio’s actual 12b-1 distribution and servicing fees incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio and providing personnel to serve as officers to the Portfolio. The Portfolio reimburses Janus Capital for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These costs include some or all of the salaries, fees, and expenses of Janus Capital employees and Portfolio officers, including the Portfolio’s Chief Compliance Officer and compliance staff, who provide specified administration and compliance services to the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Portfolio. These amounts are disclosed as “Portfolio administration fees” on the Statement of Operations. Total compensation of $17,105 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended December 31, 2017. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of December 31, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended December 31, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $416,450 were paid by the Trust to the Trustees under the Deferred Plan during the year ended December 31, 2017.

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Janus Henderson VIT Global Technology Portfolio

Notes to Financial Statements

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Portfolio's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended December 31, 2017 can be found in a table located in the Schedule of Investments.

The Portfolio is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Portfolio and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Portfolio from or to another fund or account that is or could be considered an affiliate of the Portfolio under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended December 31, 2017, the Portfolio engaged in cross trades amounting to $376,000 in purchases.

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 4,752,926	$ 14,349,135	$ -	$ -	$ -	$ (7,035)	$143,236,695

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2017 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 258,921,759	$144,631,957	$ (1,340,861)	$ 143,291,096

Information on the tax components of securities sold short as of December 31, 2017 is as follows:

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Notes to Financial Statements

Federal Tax Cost	Unrealized (Appreciation)	Unrealized Depreciation	Net Tax (Appreciation)/ Depreciation
$ (280,616)	$ (54,401)	$ -	$ (54,401)

Information on the tax components of derivatives as of December 31, 2017 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 15,274	$ -	$ -	$ -

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended December 31, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 1,465,097	$ 18,754,488	$ -	$ -

For the year ended December 31, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 237,638	$ 8,795,467	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Portfolio:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ -	$ 661,563	$ (661,563)

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Notes to Financial Statements

6. Capital Share Transactions

	Year ended December 31, 2017		Year ended December 31, 2016
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	1,278,444	$14,184,386	332,394	$ 2,582,198
Reinvested dividends and distributions	76,896	762,812	46,649	352,196
Shares repurchased	(367,015)	(3,720,169)	(371,293)	(2,858,614)
Net Increase/(Decrease)	988,325	$11,227,029	7,750	$ 75,780
Service Shares:
Shares sold	7,323,265	$75,905,939	12,877,000	$99,979,122
Reinvested dividends and distributions	1,932,152	19,456,773	1,130,327	8,680,909
Shares repurchased	(6,207,785)	(65,404,173)	(6,919,147)	(54,434,208)
Net Increase/(Decrease)	3,047,632	$29,958,539	7,088,180	$54,225,823

7. Purchases and Sales of Investment Securities

For the year ended December 31, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$93,543,629	$ 76,165,255	$ -	$ -

8. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X was August 1, 2017. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

9. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson merged with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger was effective May 30, 2017.

The consummation of the Merger may have been deemed to be an “assignment” (as defined in the 1940 Act) of the advisory agreement between the Portfolio and Janus Capital in effect on the date of the Merger. As a result, the consummation of the Merger may have caused the investment advisory agreement to terminate automatically in accordance with its terms.

On December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Portfolio and Janus Capital in order to permit Janus Capital to continue to provide advisory services to the

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Notes to Financial Statements

Portfolio following the closing of the Merger (the “Post-Merger Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post-Merger Advisory Agreement, among other proposals, to Portfolio shareholders for approval.

Special Meeting(s) of Shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017.

Approval of Advisory Agreements

On April 6, 2017, shareholders of the Portfolio approved the Post-Merger Advisory Agreement with Janus Capital. The Post- Merger Advisory Agreement took effect upon the consummation of the Merger.

10. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2017 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Janus Henderson VIT Global Technology Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Aspen Series and Shareholders of Janus Henderson VIT Global Technology Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson VIT Global Technology Portfolio (one of the portfolios constituting Janus Aspen Series, referred to hereafter as the “Portfolio”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
February 16, 2018

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Portfolio shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) . Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

December 2017

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 14 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which closed in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements prior to the close of the Transaction as well as the services provided after the Transaction closed.

At a meeting held on December 7, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2018 through February 1, 2019, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

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Additional Information (unaudited)

agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2017, approximately 70% of the Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2017, approximately 46% of the Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge

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Additional Information (unaudited)

quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

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Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that

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the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

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• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

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• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of

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that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% below the average total expenses of their respective Broadridge Expense Group peers and 18% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 8% below the average management fees for their Expense Groups and 9% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; (4) in three of seven product categories, the Funds receive proportionally better pricing than the industry in relation to Janus institutional clients; and (5) in seven of eight strategies, Janus Capital has lower management fees than funds subadvised by Janus Capital’s portfolio managers.

The Trustees considered the fees for each Fund for its fiscal year ended in 2016, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were

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reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to waive 11 basis points of management fees effective February 1, 2018 and also has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

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Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses effective June 5, 2017.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective February 1, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group averages for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Funds, and considered profitability data of other fund managers. The Trustees also considered the financial information, estimated profitability and corporate structure of Janus Capital’s parent company before and after the Transaction. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. The Trustees also noted that the Trustees’ independent fee consultant reviewed the overall profitability of Janus Capital’s parent company prior to the Transaction, and the independent fee consultant found that, while assessing the reasonableness of Fund expenses in light of such profits was dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons were limited in accuracy by differences in complex size, business mix, institutional account orientation and other factors, after accepting these limitations, the level of profit earned by Janus Capital’s parent company was reasonable. In this regard, the independent consultant concluded that the profitability of Janus Capital’s parent company did not show excess nor did it show any insufficiency that could limit the ability to invest the resources needed to drive strong future investment performance on behalf of the Funds.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Fund. The Trustees also considered such estimated profitability taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Fund was reasonable, including after taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. The Trustees also considered that the estimated profitability for an individual Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Funds was not a material factor in the Board’s approval of the reasonableness of any Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

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Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 86% of these Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus complex. The independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Funds, Janus Capital appeared to be investing to increase the likelihood that these Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

January 2017

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the

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investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the proposed transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which Janus Capital advised the Trustees was expected to close in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements both prior to the close of the Transaction, and afterwards, if the Transaction were not to close. If the Transaction closes, all such agreements would be replaced by new investment advisory agreements and subadvisory agreements, as applicable, for each Fund, assuming requisite Fund shareholder approvals have been obtained.

At a meeting held on January 26, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2017 through February 1, 2018, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided

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its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2016, approximately 76% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2016, approximately 47% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the

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bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

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• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, Intech Emerging Markets Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, Intech Global Income Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson International Managed Volatility Fund (formerly, Intech International Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, Intech U.S. Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

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• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

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• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen Intech U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

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The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 12% below the average total expenses of their respective Broadridge Expense Group peers and 20% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 11% below the average management fees for their Expense Groups and 13% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; and (4) in the majority of cases, the Funds receive proportionally better pricing than the industry in relation to Janus institutional and subadvised accounts.

The Trustees considered the fees for each Fund for its fiscal year ended in 2015, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share

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classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s total expenses exceeded the peer group average for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group average due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one- half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, Intech Emerging Markets Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, Intech Global Income Managed Volatility Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund (formerly, Intech International Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, Intech U.S. Managed Volatility Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s

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expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to

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limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen Intech U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the

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Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 91% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 83% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a

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subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

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The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the

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period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Shareholder Meeting (unaudited)

Special meetings of shareholders were held on April 6, 2017 and adjourned and reconvened on April 18, 2017 (together, the "meeting"). At the meeting, the following matters were voted on and approved by shareholders.  Each vote reported represents one dollar of net asset value held on the record date for the meeting.  The results of the meeting are noted below.

Proposals
1. For all Portfolios, to approve a new investment advisory agreement between the Trust, on behalf of the Portfolio, and Janus Capital Management LLC.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BNV	Total
254,676,371.567	212,854,139.667	10,403,734.741	18,071,284.024	0.180	241,329,158.611

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
83.578	4.085	7.096	0.000	94.759	88.201	4.311	7.488	0.000	100.000

4. To elect an additional Trustee to the Board of Trustees of the Trust. - Diane L. Wallace.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BNV	Total
7,198,647,378.476	6,547,141,899.530	651,505,478.946	0.000	0.000	7,198,647,378.476

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
80.347	7.995	0.000	0.000	88.342	90.950	9.050	0.000	0.000	100.000

Alan A. Brown, William D. Cvengros, Raudline Etienne, William F. McCalpin, Gary A. Poliner, James T. Rothe, William D. Stewart and Linda S. Wolf continue to serve as Trustees following the meeting.

5. For all Portfolios, except Global Unconstrained Bond Portfolio, to approve a proposal that would authorize the Adviser to enter into and materially amend sub-advisory agreements in the future with wholly-owned subadvisers and unaffiliated sub-advisers, with the approval of the Board of Trustees of the Trust, but without obtaining additional shareholder approval.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BNV	Total
254,676,371.567	190,586,547.069	31,733,398.259	19,009,213.079	0.205	241,329,158.611

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
74.835	12.460	7.464	0.000	94.759	78.874	13.149	7.877	0.000	100.000

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Janus Henderson VIT Global Technology Portfolio

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2017:

Capital Gain Distributions	$18,754,488
Dividends Received Deduction Percentage	59%

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Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Portfolio’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Portfolio’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 58 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	63

Director of Mutual Fund Directors Forum (a non-profit
organization serving
independent directors of U.S. mutual funds), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a
private grantmaking
foundation).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	63

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of
MotiveQuest LLC (strategic social market research
company) (2003-2016); Director of Nuveen Global
Investors LLC (2007-2011); Director of Communities in
Schools (2004-2010); and
Director of Mutual Fund Education Alliance (until
2010).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	63

Advisory Board Member, Innovate Partners Emerging
Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National
Retirement Partners
Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a
special purpose acquisition
corporation) (2007-2009); Director of RemedyTemp, Inc.
(temporary help services company) (1996-2006); and
Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts
(1987-1994).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	63	Director of Brightwood Capital Advisors, LLC (since 2014).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	63

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	63	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004-2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	63	None

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	6/17-Present	Retired.

Formerly, Independent Trustee,
Henderson Global Funds (13
portfolios) (2015-2017); Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) 2013-2017; Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC; and Treasurer for Driehau Mutual Funds.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	63

Director of Chicago
Community Trust (Regional Community Foundation),
Chicago Council on Global Affairs, InnerWorkings (U.S.
provider of print procurement
solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Walmart (until 2017), Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL)
(until 2014).

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Denny Fish 151 Detroit Street Denver, CO 80206 DOB: 1971	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Technology Portfolio	1/16-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for Janus Capital. Formerly, Investment Analyst and Co-Portfolio Manager at RS Investments (2014-2015).
J. Bradley Slingerlend 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Technology Portfolio	5/11-Present	Portfolio Manager for other Janus Henderson accounts.

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Senior Vice President and Head of Compliance, North America for Janus Henderson (since September 2017);
Formerly, Vice President, Head of Global Corporate Compliance, and Chief
Compliance Officer for Janus Capital Management LLC (May 2017-September
2017); Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC (2005-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Notes

NotesPage1

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Notes

NotesPage2

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Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Perkins and Intech are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Portfolios distributed by Janus Henderson Distributors

109-02-81119 02-18

ANNUAL REPORT December 31, 2017

Janus Henderson VIT Global Unconstrained Bond Portfolio (formerly named Janus Aspen Global Unconstrained Bond Portfolio)

Janus Aspen Series

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Global Unconstrained Bond Portfolio

Janus Henderson VIT Global Unconstrained Bond Portfolio (unaudited)

PORTFOLIO SNAPSHOT

This “unconstrained” Portfolio has the flexibility to invest across global fixed income markets and is not managed to be compared to any specific index. The Portfolio has significant latitude to act on high-conviction ideas and seeks to achieve positive absolute returns in a variety of market environments.

PERFORMANCE OVERVIEW

For the 12-month period ending December 31, 2017, the Janus Henderson VIT Global Unconstrained Bond Portfolio Institutional Shares and Service Shares returned 2.06% and 1.70%, respectively, compared with 1.11% for its primary benchmark, the 3-Month USD London Interbank Offered Rate (LIBOR).

MARKET ENVIRONMENT

Global bond markets delivered solid gains in 2017 as both historically safe-haven and riskier assets generated positive returns. The year was filled with meaningful developments that enabled disparate segments of the market to perform well. Much of this environment proved conducive to the Portfolio’s strategy of investing in shorter-dated, higher-yielding bonds and capitalizing on relatively range-bound trading by selling volatility across a range of asset classes. There were exceptions as certain positions generated negative returns. When the Portfolio found itself out of step with the market, it was largely due to our belief that conditions merited more conservative positioning than prevailing consensus. Much of this divergence in views came down to what we considered as limited upside for both Treasurys and corporate credits in light of rich valuations.

After having experienced a post-election sell-off in late 2016, Treasurys traded relatively sideways as investors reassessed Washington’s ability to enact a pro-growth agenda. Early missteps and the inability to pass health care reform further caused market participants to dial back expectations. Concurrently, a steady decline in core inflation to as low as 1.3% was a factor in the Federal Reserve (Fed) taking a pause in raising interest rates after its June meeting. The Fed’s inaction removed a near-term headwind for Treasurys over the course of the summer. That changed in September as the central bank telegraphed its desire to raise rates once more by the end of the year. Pressure was felt most on the front end of the Treasurys curve, with the yield on the 2-year note rising 67 basis points (bps) to 1.88% over the course of the year. Longer-dated securities fared better; the yield on the 10-year note finished 2017 roughly flat, at 2.41%, and those on the 30-year slid 34 bps to 2.74%. By the end of the period, the spread between 10-year and 2-year notes had fallen to a decade low of 52 bps. Rather than foretelling imminent economic softness, we believe other factors were at work in keeping a lid on yields, namely the relative attractiveness of U.S. Treasurys compared to foreign bonds.

Overt optimism in economic growth was more evident in riskier assets. Spreads on both investment-grade and high-yield corporate credits narrowed considerably, with the former reaching a post-financial-crisis low of 93 bps. Spurred by solid earnings, U.S. stocks registered steady gains over much of the year. Advances hit an inflection point in September as anticipation of tax reform grew, with several indices notching record highs by year-end.

In Europe, the German Bund proved volatile as elections in France, the Netherlands, the UK and, lastly, Germany, roiled markets. Investors also took into consideration the European Central Bank’s (ECB) decision to extend its asset purchase program, albeit in smaller monthly increments, and the Bank of England’s (BOE) first rate hike since before the Global Financial Crisis. European stocks rallied on the back of an improving economic outlook but gave back some gains late in the period as an advancing euro reached a level that proved potentially troublesome for the region’s exporters. The common currency’s late surge was driven by the belief that there was an end in sight to the ECB’s accommodative monetary policy. The strengthening euro weighed on the U.S. dollar, which consequently played a role in the significant spike in gold during the period’s final weeks.

PERFORMANCE DISCUSSION

The Portfolio outperformed its benchmark, the 3-Month USD LIBOR for the 12-month period. The strategy seeks to provide long-term positive returns and preserve capital

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through various market environments by managing portfolio duration, credit risk and volatility. The Portfolio seeks to limit potential downside and avoid areas of the market where we see disproportionate risk.

The Portfolio’s core of cash-based fixed income securities was a significant source of positive returns. While the risk-on environment proved to be a favorable backdrop for corporate credits, much of this performance is explained by our focus on higher-yielding corporate credits with durations under three years, a segment that we believe represents an attractive source of income that is often overlooked by the market. Also generating positive returns within the Portfolio’s cash-based core was our allocation to securitized debt along with a position in inflation-linked Mexican government debt.

Performance in the Portfolio’s Structural Alpha sleeve was mixed, but in aggregate, proved positive for the year. Structural Alpha is a series of strategies designed to generate excess returns by judiciously utilizing instruments, including options, futures, swaps and other derivatives. A central component of Structural Alpha is the selling of volatility on interest rates and other asset classes. Volatility sales on mid- to longer-dated U.S. Treasurys generated positive returns as those segments of the yield curve traded in a range-bound manner for much of the period. Gains attributed to U.S. Treasurys were offset, to a degree, by volatility sales on Bunds. Early in the year, Bund prices proved more resilient than expected, resulting in negative returns in the bearish leg of the Portfolio’s positioning. Later in the period, buyers again flocked to safe-haven Bunds during a succession of European elections despite already low yields. Toward the end of the year, a similar dynamic came into play within high-yield corporate credits. Despite spreads near post-crisis lows, high-yield corporates continued to rally, resulting in volatility sales aimed at capturing a bearish move weighing on results.

The array of themes that unfolded over the course of the year led to diverging results among other Structural Alpha strategies. The risk-on environment, for example, aided our equities exposure. The Portfolio’s positioning in U.S. stock indices was structured in a manner to allow for a rise in stocks while the bearish leg of the trade generated positive returns. Within commodities, on the other hand, the late-year rally in gold resulted in the yellow metal pushing through the upper end of the Portfolio’s established range, resulting in a loss. Earlier in the year, other volatility sales on commodities, including gold and oil, generated positive returns. Throughout much of the year, despite persistent dollar weakness, the Portfolio was able to generate excess returns on foreign currency volatility sales by identifying specific currency pairs that would likely trade within a relatively tight band in dollar terms.

The Portfolio makes extensive use of derivatives as a component of its Structural Alpha strategy. These derivatives are utilized with the aim of generating returns in addition to those attributed to our core fixed income allocation. Management has discretion to tactically use each of these derivatives to access trades and as hedging instruments. During the period, the Portfolio used options, futures, options on futures, credit default swaps (CDS), other swaps and forward exchange contracts. Options and futures, in part, are utilized as part of a strategy to capture yield by selling volatility across a range of asset classes. CDS are used as a strategy to generate yield by selling default protection on an underlying asset. Forward exchange contracts are used, in part, to hedge our currency exposure and as a strategy for capitalizing on potential dislocations in the foreign currency market. For the period, the derivatives impact on performance was negative.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Portfolio.

Thank you for your investment in the Janus Henderson VIT Global Unconstrained Bond Portfolio.

2	DECEMBER 31, 2017

Janus Henderson VIT Global Unconstrained Bond Portfolio (unaudited)

Portfolio At A Glance

December 31, 2017

Fund Profile
30-day Current Yield*	Without Reimbursement	With Reimbursement
Institutional Shares	-3.83%	1.06%
Service Shares	-4.07%	0.81%
Weighted Average Maturity		0.7 Years
Average Effective Duration**		-0.5 Years
* Yield will fluctuate.
** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
AA	2.3%
A	9.7%
BBB	31.3%
BB	18.4%
B	2.7%
CCC	0.4%
D	1.9%
Not Rated	5.9%
Other	27.4%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Corporate Bonds	58.1%
Asset-Backed/Commercial Mortgage-Backed Securities	5.6%
Investment Companies	3.2%
Common Stocks	2.7%
Foreign Government Bonds	2.3%
Exchange Traded Purchased Options – Calls	0.0%
Exchange Traded Purchased Options – Puts	0.0%
OTC Purchased Options – Calls	0.0%
Other	28.1%
100.0%

Emerging markets comprised 5.7% of total net assets.

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Performance

See important disclosures on the next page.

			Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2017			per the May 1, 2017 prospectuses
	One Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Institutional Shares	2.06%	1.06%	4.69%	0.75%
Service Shares	1.70%	0.81%	5.01%	1.00%
3-Month USD LIBOR	1.11%	0.68%
Morningstar Quartile - Institutional Shares	4th	4th
Morningstar Ranking - based on total returns for Nontraditional Bond Funds	288/355	266/314

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through May 1, 2018.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Portfolio will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns shown do not represent actual returns since they do not include insurance charges. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Until the earlier of three years from inception or the Portfolio's assets meeting the first fee breakpoint, expenses previously waived or reimbursed may be recovered if the expense ratio falls below certain limits.

4	DECEMBER 31, 2017

Janus Henderson VIT Global Unconstrained Bond Portfolio (unaudited)

Performance

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Portfolio Report.”

*The Portfolio’s inception date – January 29, 2015

Janus Aspen Series	5

Janus Henderson VIT Global Unconstrained Bond Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/17)	Ending Account Value (12/31/17)	Expenses Paid During Period (7/1/17 - 12/31/17)†	Beginning Account Value (7/1/17)	Ending Account Value (12/31/17)	Expenses Paid During Period (7/1/17 - 12/31/17)†	Net Annualized Expense Ratio (7/1/17 - 12/31/17)
Institutional Shares	$1,000.00	$1,000.20	$3.98	$1,000.00	$1,021.22	$4.02	0.79%
Service Shares	$1,000.00	$998.80	$5.19	$1,000.00	$1,020.01	$5.24	1.03%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

6	DECEMBER 31, 2017

Janus Henderson VIT Global Unconstrained Bond Portfolio

Schedule of Investments

December 31, 2017

Shares/Principal/ Contract Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 5.6%
Banc of America Funding 2005-5 Trust, 5.5000%, 9/25/35	$1,967	$1,946
Banc of America Funding 2006-7 Trust,
ICE LIBOR USD 1 Month + 0.6000%, 6.0000%, 9/25/36	2,816	2,610
Credit Suisse First Boston Mortgage Securities Corp, 5.5000%, 12/25/34	73,301	72,753
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 6.0000%, 4.4479%, 3/25/39¤	109,348	8,313
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 6.0500%, 4.4979%, 5/25/39¤	143,141	11,863
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 6.5500%, 4.9979%, 5/25/39¤	225,543	17,987
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 6.1500%, 4.5979%, 3/25/40¤	84,925	9,548
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 6.5500%, 4.9979%, 7/25/42¤	50,517	9,027
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 6.1500%, 4.5979%, 11/25/42¤	85,441	15,909
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 6.1500%, 4.5979%, 7/25/43¤	102,061	13,064
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 5.6000%, 4.0479%, 5/25/45¤	138,549	18,915
Freddie Mac REMICS, ICE LIBOR USD 1 Month + 6.0500%, 4.5730%, 4/15/39¤	86,791	7,524
Freddie Mac REMICS, ICE LIBOR USD 1 Month + 6.5500%, 5.0730%, 3/15/41¤	5,208	574
Freddie Mac REMICS, ICE LIBOR USD 1 Month + 6.5500%, 5.0730%, 5/15/42¤	28,053	4,706
Freddie Mac REMICS, ICE LIBOR USD 1 Month + 6.1500%, 4.6730%, 12/15/44¤	114,054	21,236
Government National Mortgage Association, 3.5000%, 12/20/39¤	76,791	4,305
Government National Mortgage Association,
ICE LIBOR USD 1 Month + 6.6000%, 5.0989%, 12/20/39¤	43,251	4,376
Government National Mortgage Association,
ICE LIBOR USD 1 Month + 5.6500%, 4.1489%, 10/20/45¤	48,830	6,635
MASTR Alternative Loan Trust 2004-6, 6.0000%, 7/25/34	20,518	20,984
Morgan Stanley Mortgage Loan Trust 2006-2, 5.7500%, 2/25/36	126,912	126,786
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $405,226)		379,061
Corporate Bonds – 58.1%
Banking – 14.5%
Ally Financial Inc, 3.2500%, 2/13/18†	208,000	208,104
Ally Financial Inc, 3.6000%, 5/21/18†	248,000	248,744
Ally Financial Inc, 8.0000%, 12/31/18†	25,000	26,187
Bank of America Corp, 5.6500%, 5/1/18†	115,000	116,372
Bank of Montreal, 1.7500%, 9/11/19†	56,000	55,545
Citigroup Inc, 1.7000%, 4/27/18†	116,000	115,884
Goldman Sachs Group Inc, ICE LIBOR USD 3 Month + 1.2000%, 2.5780%, 4/30/18†	24,000	24,071
Morgan Stanley, ICE LIBOR USD 3 Month + 1.2800%, 2.6474%, 4/25/18†	52,000	52,170
Morgan Stanley, 2.2000%, 12/7/18†	129,000	129,147
Morgan Stanley, ICE LIBOR USD 3 Month + 0.7400%, 2.1025%, 7/23/19	4,000	4,025
		980,249
Basic Industry – 0.9%
Freeport-McMoRan Inc, 2.3750%, 3/15/18†	47,000	46,941
Packaging Corp of America, 2.4500%, 12/15/20	11,000	11,015
		57,956
Capital Goods – 1.6%
CNH Industrial Capital LLC, 3.6250%, 4/15/18†	40,000	40,207
Martin Marietta Materials Inc,
ICE LIBOR USD 3 Month + 0.5000%, 2.1255%, 12/20/19	12,000	12,020
Stanley Black & Decker Inc, 2.4510%, 11/17/18†	38,000	38,115
United Technologies Corp, 1.7780%, 5/4/18Ç	20,000	19,969
		110,311
Communications – 0.4%
DISH DBS Corp, 4.2500%, 4/1/18†	29,000	29,109
Consumer Cyclical – 11.4%
Best Buy Co Inc, 5.0000%, 8/1/18	12,000	12,197
Dillard's Inc, 6.6250%, 1/15/18†	5,000	5,006
Dillard's Inc, 7.1300%, 8/1/18	12,000	12,262
Ford Motor Credit Co LLC, 2.9430%, 1/8/19†	200,000	201,247
General Motors Co, ICE LIBOR USD 3 Month + 0.8000%, 2.1919%, 8/7/20	11,000	11,066
General Motors Financial Co Inc, 2.4000%, 4/10/18	2,000	2,002
General Motors Financial Co Inc, 3.2500%, 5/15/18†	43,000	43,161

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	7

Janus Henderson VIT Global Unconstrained Bond Portfolio

Schedule of Investments

December 31, 2017

Shares/Principal/ Contract Amounts		Value
Corporate Bonds – (continued)
Consumer Cyclical – (continued)
General Motors Financial Co Inc, 3.1000%, 1/15/19†	$202,000	$203,080
Lennar Corp, 4.5000%, 11/15/19	12,000	12,315
Meritage Homes Corp, 4.5000%, 3/1/18	16,000	16,020
Toll Brothers Finance Corp, 4.0000%, 12/31/18†	139,000	141,259
Volkswagen Group of America Finance LLC, 1.6500%, 5/22/18 (144A)†	111,000	110,889
		770,504
Consumer Non-Cyclical – 7.2%
BAT Capital Corp, ICE LIBOR USD 3 Month + 0.5900%, 2.0029%, 8/14/20 (144A)†	23,000	23,124
BAT International Finance PLC, 1.8500%, 6/15/18 (144A)†	136,000	135,880
Conagra Brands Inc, ICE LIBOR USD 3 Month + 0.5000%, 1.8567%, 10/9/20†	22,000	22,035
General Mills Inc, 6.5900%, 10/15/18†	292,000	302,131
Reynolds American Inc, 2.3000%, 6/12/18	4,000	4,005
		487,175
Electric – 0.2%
Dominion Energy Inc, 1.6000%, 8/15/19	16,000	15,822
Energy – 1.8%
Anadarko Holding Co, 7.0500%, 5/15/18	19,000	19,307
Boardwalk Pipelines LP, 5.2000%, 6/1/18	18,000	18,181
Kinder Morgan Inc/DE, 7.2500%, 6/1/18	2,000	2,042
Marathon Petroleum Corp, 2.7000%, 12/14/18	14,000	14,050
Nabors Industries Inc, 6.1500%, 2/15/18†	57,000	57,142
Northwest Pipeline LLC, 6.0500%, 6/15/18	2,000	2,035
Panhandle Eastern Pipe Line Co LP, 7.0000%, 6/15/18	4,000	4,088
Transcontinental Gas Pipe Line Co LLC, 6.0500%, 6/15/18	3,000	3,048
		119,893
Finance Companies – 3.4%
Aviation Capital Group LLC, 4.6250%, 1/31/18 (144A)†	47,000	47,095
Aviation Capital Group LLC, 2.8750%, 9/17/18	160,000	160,536
GATX Corp, 2.3750%, 7/30/18	3,000	3,003
International Lease Finance Corp, 3.8750%, 4/15/18	17,000	17,078
		227,712
Financial Institutions – 3.0%
LeasePlan Corp NV, 2.8750%, 1/22/19 (144A)†	200,000	200,122
Insurance – 0.1%
Fairfax Financial Holdings Ltd, 7.3750%, 4/15/18	3,000	3,041
Natural Gas – 0.3%
WGL Holdings Inc, ICE LIBOR USD 3 Month + 0.4000%, 1.8773%, 11/29/19	22,000	22,008
Owned No Guarantee – 3.4%
ICBCIL Finance Co Ltd, 2.6000%, 11/13/18 (144A)†	200,000	199,907
Petroleos Mexicanos, 5.5000%, 2/4/19†	25,000	25,836
		225,743
Technology – 9.7%
Dell Inc, 5.6500%, 4/15/18†	27,000	27,162
EMC Corp, 1.8750%, 6/1/18†	315,000	313,172
Fidelity National Information Services Inc, 2.8500%, 10/15/18†	52,000	52,315
Hewlett Packard Enterprise Co, 2.8500%, 10/5/18†	52,000	52,250
Hewlett Packard Enterprise Co, 2.1000%, 10/4/19 (144A)	12,000	11,917
Jabil Inc, 8.2500%, 3/15/18	12,000	12,161
Juniper Networks Inc, 3.1250%, 2/26/19	19,000	19,147
NXP BV / NXP Funding LLC, 3.7500%, 6/1/18 (144A)†	46,000	46,276
Seagate HDD Cayman, 3.7500%, 11/15/18†	112,000	113,624
Xerox Corp, 6.3500%, 5/15/18	6,000	6,087
		654,111
Transportation – 0.2%
American Airlines Group Inc, 6.1250%, 6/1/18	2,000	2,025

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2017

Janus Henderson VIT Global Unconstrained Bond Portfolio

Schedule of Investments

December 31, 2017

Shares/Principal/ Contract Amounts		Value
Corporate Bonds – (continued)
Transportation – (continued)
Ryder System Inc, 2.5000%, 3/1/18	$11,000	$11,002
		13,027
Total Corporate Bonds (cost $3,917,870)		3,916,783
Foreign Government Bonds – 2.3%
Provincia de Buenos Aires/Argentina, 5.7500%, 6/15/19 (144A) (cost $150,000)	150,000	155,400
Common Stocks – 2.7%
Health Care Providers & Services – 0.3%
Aetna Inc	126	22,729
Media – 2.4%
Time Warner Inc†	1,740	159,158
Total Common Stocks (cost $198,874)		181,887
Investment Companies – 3.2%
Closed-End Funds – 1.8%
Duff & Phelps Global Utility Income Fund Inc	550	8,536
Duff & Phelps Utility and Corporate Bond Trust Inc	82	726
Nuveen Build America Bond Fund	1,530	33,629
Nuveen Build America Bond Opportunity Fund	1,073	24,733
Nuveen Preferred & Income Opportunities Fund	1,332	13,773
Reaves Utility Income Fund	1,330	41,150
		122,547
Exchange-Traded Funds (ETFs) – 1.4%
iShares US Preferred Stock	2,386	90,835
Total Investment Companies (cost $215,314)		213,382
Exchange-Traded Purchased Options – Calls – 0%
CME E-mini S&P 500 European,
Notional amount $133,800, premiums paid $4, unrealized depreciation $(2), exercise price $3,080.00, expires 1/19/18*	1	2
US Treasury Long Bond Future,
Notional amount $765,000, premiums paid $88, unrealized depreciation $(10), exercise price $169.00, expires 1/26/18*	5	78
US Treasury Long Bond Future,
Notional amount $459,000, premiums paid $53, unrealized depreciation $(53), exercise price $171.00, expires 1/26/18*	3	0
Total Exchange-Traded Purchased Options – Calls (premiums paid $145, unrealized depreciation $(65))		80
Exchange-Traded Purchased Options – Puts – 0%
US Treasury Long Bond Future,
Notional amount $459,000, premiums paid $53, unrealized depreciation $(6), exercise price $140.00, expires 1/26/18*	3	47
OTC Purchased Options – Calls – 0%
Counterparty/Reference Asset
Barclays Capital, Inc.:
Mexican Peso,
Notional amount $249,241, premiums paid $25, unrealized appreciation $0, exercise price 22.50 MXN, expires 1/18/18*	249,241	25
Total Investments (total cost $4,887,507) – 71.9%		4,846,665
Cash, Receivables and Other Assets, net of Liabilities – 28.1%		1,898,854
Net Assets – 100%		$6,745,519

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	9

Janus Henderson VIT Global Unconstrained Bond Portfolio

Schedule of Investments

December 31, 2017

Summary of Investments by Country - (Long Positions) (unaudited)

		% of Investment Securities

Country	Value
United States	$3,886,615	80.2%
Netherlands	246,398	5.1
China	199,907	4.1
United Kingdom	163,009	3.4
Argentina	155,400	3.2
Germany	110,889	2.3
Canada	58,586	1.2
Mexico	25,861	0.5

Total	$4,846,665	100.0%

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended December 31, 2017. Unless otherwise indicated, all information in the table is for the period ended December 31, 2017.

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 12/31/17
Investment Companies – 0%
Money Markets – 0%
Janus Cash Liquidity Fund LLC, 1.2731%ºº	$134	$—	$—	$—

(1) For securities that were affiliated for a portion of the year ended December 31, 2017, this column reflects amounts for the entire year ended December 31, 2017 and not just the period in which the security was affiliated.

	Share Balance at 12/31/16	Purchases	Sales	Share Balance at 12/31/17
Investment Companies – 0%
Money Markets – 0%
Janus Cash Liquidity Fund LLC, 1.2731%ºº	—	847,036	(847,036)	—

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2017

Janus Henderson VIT Global Unconstrained Bond Portfolio

Schedule of Investments

December 31, 2017

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Bank of America:
Japanese Yen	1/4/18	(17,000,000)	$150,695	$(201)
Barclays Capital, Inc.:
Japanese Yen	1/22/18	(11,279,000)	100,239	11
BNP Paribas:
Japanese Yen	1/16/18	(14,089,000)	124,964	(186)
JPMorgan Chase & Co.:
Japanese Yen	1/4/18	(2,776,756)	24,856	209
Japanese Yen	1/9/18	(15,271,000)	136,392	807
Japanese Yen	1/16/18	(14,147,000)	124,766	(898)

				118
Morgan Stanley:
Japanese Yen	1/9/18	(64,000,000)	568,942	710
Japanese Yen	1/12/18	(14,131,000)	124,757	(732)

				(22)
Total				$(280)

Schedule of Futures

Description	Number of Contracts	Expiration Date	Value and Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Sold:
Gold	5	2/26/18	$654,650	$(17,150)	$(6,050)
Long Gilt	1	3/27/18	168,952	(971)	(121)
Total				$(18,121)	$(6,171)

Schedule of Exchange-Traded Purchased Options with Variation Margin
Description	Number of Contracts	Exercise Price		Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Purchased Call Options:
Euro-Bund Future	2	170.00	EUR	1/26/18	$387,936	$(3)	$-
Euro-Bund Future	5	172.00	EUR	1/26/18	969,839	(6)	-
Euro-Bund Future	9	168.50	EUR	1/26/18	1,745,711	(11)	-
Total						$(20)	$-

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	11

Janus Henderson VIT Global Unconstrained Bond Portfolio

Schedule of Investments

December 31, 2017

Schedule of Exchange-Traded Written Options
Description	Number of Contracts	Exercise Price		Expiration Date	Notional Amount	Premiums Received	Unrealized Appreciation/ (Depreciation)	Options Written, at Value
Written Call Options:
CME E-mini S&P 500 European	1	2,750.00	USD	1/19/18	$133,800	$222	$199	$(23)
US Treasury Long Bond Future	8	155.00	USD	1/26/18	1,224,000	7,460	3,335	(4,125)
Total – Exchange-Traded Written Options						$7,682	$3,534	$(4,148)

Schedule of Exchange-Traded Written Options with Variation Margin
Description	Number of Contracts	Exercise Price		Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Written Call Options:
Euro-Bund Future	7	164.00	EUR	1/26/18	$1,357,775	$4,631	$168
Euro-Bund Future	5	164.50	EUR	1/26/18	969,839	1,382	120
Euro-Bund Future	4	163.00	EUR	1/26/18	775,872	404	192
Total						$6,417	$480

Schedule of OTC Written Options
Counterparty/ Reference Asset	Number of Contracts	Exercise Price	Expiration Date	Notional Amount	Premiums Received	Unrealized Appreciation/ (Depreciation)	Options Written, at Value

Written Call Options:

Barclays Capital, Inc.:

Mexican Peso	249,241	19.50	MXN	1/18/18	$249,241	$1,311	$(3,058)	$(4,369)

Schedule of Centrally Cleared Credit Default Swaps - Buy Protection
Reference Asset	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
CDX.NA.HY.S29, Fixed Rate of 5.00%, Paid Quarterly	12/20/22	3,263,000	USD	$(257,636)	$(18,504)	$(4,877)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	DECEMBER 31, 2017

Janus Henderson VIT Global Unconstrained Bond Portfolio

Schedule of Investments

December 31, 2017

Schedule of OTC Credit Default Swaps - Sell Protection(1)
Counterparty/ Reference Asset Type/ Reference Asset	S&P Credit Rating	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Outstanding Swap Contracts, at Value Asset/(Liability)

BNP Paribas:

Foreign Government Bonds

People's Republic of China, Fixed Rate 1.00% Paid Quarterly	A+	3/20/20	500,000	USD	$1,824	$6,991	$8,815

Citigroup Global Markets:

Foreign Government Bonds

People's Republic of China, Fixed Rate 1.00% Paid Quarterly	A+	3/20/20	250,000	USD	1,918	2,489	4,407

Goldman Sachs International:

Foreign Government Bonds

Republic of Indonesia, Fixed Rate 1.00% Paid Quarterly	Not Rated	3/20/20	250,000	USD	(4,339)	7,834	3,495
Total					$(597)	$17,314	$16,717
(1)

If a credit event occurs, the seller of protection will pay a net settlement amount equal to the notional amount of the swap less the recovery value of the reference asset from related offsetting purchase protection.

(2)

If a credit event occurs, the notional amount represents the maximum potential amount the Portfolio could be required to make as a seller of credit protection or receive as a buyer of credit protection.

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2017.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of December 31, 2017

	Commodity Contracts	Credit Contracts	Currency Contracts	Equity Contracts	Interest Rate Contracts	Total
Asset Derivatives:
Forward foreign currency exchange contracts	$ -	$ -	$ 1,737	$ -	$ -	$ 1,737
Purchased options contracts, at value	-	-	25	2	125	152
Outstanding swap contracts, at value	-	16,717	-	-	-	16,717
Variation margin receivable	-	-	-	-	480	480

Total Asset Derivatives	$ -	$ 16,717	$ 1,762	$ 2	$ 605	$19,086

Liability Derivatives:
Forward foreign currency exchange contracts	$ -	$ -	$ 2,017	$ -	$ -	$ 2,017
Options written, at value	-	-	4,369	23	4,125	8,517
Variation margin payable	6,050	4,877	-	-	121	11,048

Total Liability Derivatives	$ 6,050	$ 4,877	$ 6,386	$ 23	$ 4,246	$21,582

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	13

Janus Henderson VIT Global Unconstrained Bond Portfolio

Schedule of Investments

December 31, 2017

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the year ended December 31, 2017.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended December 31, 2017

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Commodity Contracts	Credit Contracts	Currency Contracts	Equity Contracts	Interest Rate Contracts	Total
Futures contracts	$ (18,052)	$ -	$ -	$ (3,060)	$ (29,649)	$(50,761)
Forward foreign currency exchange contracts	-	-	(44,775)	-	-	(44,775)
Purchased options contracts	(1,317)	-	(1,314)	(300)	(7,126)	(10,057)
Purchased swaption contracts	-	(4,244)	-	-	-	(4,244)
Swap contracts	-	(57,596)	-	-	(11,479)	(69,075)
Written options contracts	20,283	-	14,548	16,794	84,341	135,966
Written swaption contracts	-	40,360	-	-	-	40,360

Total	$ 914	$(21,480)	$(31,541)	$ 13,434	$ 36,087	$ (2,586)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Commodity Contracts	Credit Contracts	Currency Contracts	Equity Contracts	Interest Rate Contracts	Total
Futures contracts	$ (17,150)	$ -	$ -	$ -	$ 2,475	$(14,675)
Forward foreign currency exchange contracts	-	-	(917)	-	-	(917)
Purchased options contracts	-	-	-	(2)	(89)	(91)
Swap contracts	-	5,446	-	-	4,483	9,929
Written options contracts	(1,065)	-	(3,058)	528	8,718	5,123
Written swaption contracts	-	(217)	-	-	-	(217)

Total	$ (18,215)	$ 5,229	$ (3,975)	$ 526	$ 15,587	$ (848)

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Portfolio’s Statement of Operations.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	DECEMBER 31, 2017

Janus Henderson VIT Global Unconstrained Bond Portfolio

Schedule of Investments

December 31, 2017

Average Ending Monthly Market Value of Derivative Instruments During the Year Ended December 31, 2017

Market Value
Credit default swaps, long	$ 25,246
Credit default swaps, short	(41,023)
Forward foreign currency exchange contracts, purchased	30,096
Forward foreign currency exchange contracts, sold	278,652
Futures contracts, purchased	181,932
Futures contracts, sold	640,358
Interest rate swaps, long	816
Purchased options contracts, call	77
Purchased options contracts, put	76
Purchased swaption contracts, call	48
Purchased swaption contracts, put	29
Written options contracts, call	6,605
Written options contracts, put	3,708
Written swaption contracts, call	3,147
Written swaption contracts, put	1,280

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

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Janus Henderson VIT Global Unconstrained Bond Portfolio

Notes to Schedule of Investments and Other Information

London Interbank Offered Rate (LIBOR)	LIBOR (London Interbank Offered Rate) is a short-term interest rate that banks offer one another and generally represents current cash rates.

ICE	Intercontinental Exchange
LLC	Limited Liability Company
LP	Limited Partnership
OTC	Over-the-Counter
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended December 31, 2017 is $930,610, which represents 13.8% of net assets.

*	Non-income producing security.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of December 31, 2017, is $3,439,954.

ºº	Rate shown is the 7-day yield as of December 31, 2017.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

¤

Interest only security. An interest only security represents the interest only portion of a pool of underlying mortgages or mortgage-backed securities which are separated and sold individually from the principal portion of the securities. Principal amount shown represents the par value on which interest payments are based.

16	DECEMBER 31, 2017

Janus Henderson VIT Global Unconstrained Bond Portfolio

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$379,061	$-
Corporate Bonds	-	3,916,783	-
Foreign Government Bonds	-	155,400	-
Common Stocks	181,887	-	-
Investment Companies	213,382	-	-
Exchange-Traded Purchased Options – Calls	-	80	-
Exchange-Traded Purchased Options – Puts	-	47	-
OTC Purchased Options – Calls	-	25	-
Total Investments in Securities	$395,269	$4,451,396	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	1,737	-
Outstanding Swap Contracts, at Value	-	16,717	-
Variation Margin Receivable	-	480	-
Total Assets	$395,269	$4,470,330	$-
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$2,017	$-
Options Written, at Value	-	8,517	-
Variation Margin Payable	6,171	4,877	-
Total Liabilities	$6,171	$15,411	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

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Janus Henderson VIT Global Unconstrained Bond Portfolio

Statement of Assets and Liabilities

December 31, 2017

See footnotes at the end of the Statement.

Assets:
Investments, at value(1)	$4,846,513
Purchased options, at value(2)	152
Cash	404,843
Deposits with brokers for centrally cleared derivatives	90,000
Deposits with brokers for futures	100,000
Forward foreign currency exchange contracts	1,737
Cash denominated in foreign currency(3)	1,355,350
Outstanding swap contracts, at value(4)	16,717
Variation margin receivable	480
Non-interested Trustees' deferred compensation	129
Receivables:
Interest	37,781
Due from adviser	28,459
Dividends	213
Portfolio shares sold	48
Other assets	185
Total Assets	6,882,607
Liabilities:
Forward foreign currency exchange contracts	2,017
Options written, at value(5)	8,517
Variation margin payable	11,048
Payables:	—
Professional fees	52,189
Printing fees	49,067
Accounting systems fees	7,205
Advisory fees	3,887
12b-1 Distribution and shareholder servicing fees	1,268
Custodian fees	936
Transfer agent fees and expenses	534
Non-interested Trustees' deferred compensation fees	129
Non-interested Trustees' fees and expenses	61
Portfolio administration fees	47
Portfolio shares repurchased	30
Accrued expenses and other payables	153
Total Liabilities	137,088
Net Assets	$6,745,519

See Notes to Financial Statements.

18	DECEMBER 31, 2017

Janus Henderson VIT Global Unconstrained Bond Portfolio

Statement of Assets and Liabilities

December 31, 2017

Net Assets Consist of:
Capital (par value and paid-in surplus)	$6,947,934
Undistributed net investment income/(loss)	1,089
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(149,943)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(53,561)
Total Net Assets	$6,745,519
Net Assets - Institutional Shares	$1,031,387
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	107,639
Net Asset Value Per Share	$9.58
Net Assets - Service Shares	$5,714,132
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	596,270
Net Asset Value Per Share	$9.58

(1) Includes cost of $4,887,284. (2) Premiums paid of $223. (3) Includes cost of $1,353,585. (4) Premiums received $597. (5) Premiums received $8,993.

See Notes to Financial Statements.

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Janus Henderson VIT Global Unconstrained Bond Portfolio

Statement of Operations

For the year ended December 31, 2017

Investment Income:
Interest	$163,643
Dividends	10,620
Dividends from affiliates	134
Other income	1,073
Total Investment Income	175,470
Expenses:
Advisory fees	42,392
12b-1Distribution and shareholder servicing fees:
Service Shares	13,743
Transfer agent administrative fees and expenses:
Institutional Shares	512
Service Shares	2,749
Other transfer agent fees and expenses:
Institutional Shares	140
Service Shares	663
Accounting systems fee	63,557
Professional fees	63,142
Shareholder reports expense	50,070
Registration fees	25,516
Custodian fees	6,411
Portfolio administration fees	558
Non-interested Trustees’ fees and expenses	180
Other expenses	2,039
Total Expenses	271,672
Less: Excess Expense Reimbursement and Waivers	(207,376)
Net Expenses	64,296
Net Investment Income/(Loss)	111,174
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	40,513
Purchased options contracts	(10,057)
Purchased swaption contracts	(4,244)
Forward foreign currency exchange contracts	(44,775)
Futures contracts	(50,761)
Swap contracts	(69,075)
Written options contracts	135,966
Written swaption contracts	40,360
Total Net Realized Gain/(Loss) on Investments	37,927
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(34,602)
Purchased options contracts	(91)
Forward foreign currency exchange contracts	(917)
Futures contracts	(14,675)
Swap contracts	9,929
Written options contracts	5,123
Written swaption contracts	(217)
Total Change in Unrealized Net Appreciation/Depreciation	(35,450)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$113,651

See Notes to Financial Statements.

20	DECEMBER 31, 2017

Janus Henderson VIT Global Unconstrained Bond Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2017	Year ended December 31, 2016

Operations:
Net investment income/(loss)	$111,174	$128,996
Net realized gain/(loss) on investments	37,927	207,191
Change in unrealized net appreciation/depreciation	(35,450)	(56,617)
Net Increase/(Decrease) in Net Assets Resulting from Operations	113,651	279,570
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Institutional Shares	(26,424)	(37,021)
Service Shares	(144,910)	(193,876)
Total Dividends from Net Investment Income	(171,334)	(230,897)
Return of Capital on Dividends from Net Investment Income
Institutional Shares	(4,923)	—
Service Shares	(22,868)	—
Total Return of Capital on Dividends from Net Investment Income	(27,791)	—
Net Decrease from Dividends and Distributions to Shareholders	(199,125)	(230,897)
Capital Share Transactions:
Institutional Shares	31,347	37,259
Service Shares	539,484	962,869
Net Increase/(Decrease) from Capital Share Transactions	570,831	1,000,128
Net Increase/(Decrease) in Net Assets	485,357	1,048,801
Net Assets:
Beginning of period	6,260,162	5,211,361
End of period	$6,745,519	$6,260,162

Undistributed Net Investment Income/(Loss)	$1,089	$8,200

See Notes to Financial Statements.

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Financial Highlights

Institutional Shares
For a share outstanding during each year or period ended December 31	2017	2016	2015(1)
Net Asset Value, Beginning of Period	$9.68	$9.59	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.19	0.22	0.10
Net realized and unrealized gain/(loss)	0.01	0.24	(0.46)
Total from Investment Operations	0.20	0.46	(0.36)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.23)	(0.37)	(0.03)
Distributions (from capital gains)	—	—	—
Return of capital	(0.07)	—	(0.02)
Total Dividends and Distributions	(0.30)	(0.37)	(0.05)
Net Asset Value, End of Period	$9.58	$9.68	$9.59
Total Return*	2.06%	4.78%	(3.57)%
Net Assets, End of Period (in thousands)	$1,031	$1,011	$964
Average Net Assets for the Period (in thousands)	$1,027	$992	$976
Ratios to Average Net Assets**:
Ratio of Gross Expenses	3.94%	4.67%	3.76%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.77%	0.80%	0.87%
Ratio of Net Investment Income/(Loss)	1.92%	2.27%	1.08%
Portfolio Turnover Rate	110%	182%	92%

Service Shares
For a share outstanding during each year or period ended December 31	2017	2016	2015(1)
Net Asset Value, Beginning of Period	$9.70	$9.59	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.16	0.20	0.08
Net realized and unrealized gain/(loss)	0.01	0.24	(0.46)
Total from Investment Operations	0.17	0.44	(0.38)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.22)	(0.33)	(0.02)
Distributions (from capital gains)	—	—	—
Return of capital	(0.07)	—	(0.01)
Total Dividends and Distributions	(0.29)	(0.33)	(0.03)
Net Asset Value, End of Period	$9.58	$9.70	$9.59
Total Return*	1.70%	4.61%	(3.76)%
Net Assets, End of Period (in thousands)	$5,714	$5,249	$4,247
Average Net Assets for the Period (in thousands)	$5,510	$5,234	$3,924
Ratios to Average Net Assets**:
Ratio of Gross Expenses	4.20%	4.99%	4.00%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.02%	1.05%	1.11%
Ratio of Net Investment Income/(Loss)	1.66%	2.03%	0.85%
Portfolio Turnover Rate	110%	182%	92%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from January 29, 2015 (inception date) through December 31, 2015.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	DECEMBER 31, 2017

Janus Henderson VIT Global Unconstrained Bond Portfolio

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson VIT Global Unconstrained Bond Portfolio (formerly named Janus Aspen Global Unconstrained Bond Portfolio) (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 12 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks to maximize total return, consistent with preservation of capital. The Portfolio is classified as diversified, as defined in the 1940 Act.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

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Notes to Financial Statements

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2017 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is

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Janus Henderson VIT Global Unconstrained Bond Portfolio

Notes to Financial Statements

unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the year ended December 31, 2017 is discussed in further detail below.

The Portfolio may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

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Janus Henderson VIT Global Unconstrained Bond Portfolio

Notes to Financial Statements

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s Management LLC (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

Commodity-Linked Investments

The Portfolio may invest, directly or indirectly, in various commodity-linked investments that provide exposure to the commodities markets. Such exposure may subject the Portfolio to greater volatility than investments in traditional securities. The value of a given commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may therefore be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in

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Notes to Financial Statements

foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Portfolio is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the year, the Portfolio entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Portfolio.

During the year, the Portfolio entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Portfolio.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Portfolio may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Portfolio is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Securities held by the Portfolio that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the year, the Portfolio purchased futures on equity indices to increase exposure to equity risk.

During the year, the Portfolio sold futures on equity indices to decrease exposure to equity risk.

During the year, the Portfolio purchased interest rate futures to increase exposure to interest rate risk.

During the year, the Portfolio sold interest rate futures to decrease exposure to interest rate risk.

During the year, the Portfolio purchased commodity futures to increase exposure to commodity risk.

During the year, the Portfolio sold commodity futures to decrease exposure to commodity risk.

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Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported on the Statement of Operations (if applicable). Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubinstein Binomial Option Pricing Model, or other appropriate option pricing model is used. Certain options contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities as “Variation margin receivable” or “Variation margin payable” (if applicable).

The Portfolio may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Portfolio may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

The Portfolio may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Portfolio may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the year, the Portfolio purchased call options on various equity indices or equity index futures for the purpose of increasing exposure to broad equity risk.

During the year, the Portfolio purchased put options on various equity index futures for the purpose of decreasing exposure to broad equity risk.

During the year, the Portfolio purchased call options on foreign exchange rates vs. the U.S. dollar in order to increase foreign currency exposure and reduce U.S. dollar exposure where increasing this exposure via the options market was most attractive.

During the year, the Portfolio purchased put options on foreign exchange rates vs. the U.S. dollar in order to decrease foreign currency exposure and increase U.S. dollar exposure where decreasing this exposure via the options market was most attractive.

During the year, the Portfolio purchased call options on bond futures in order to increase interest rate risk exposure where reducing this exposure via other markets such as the cash bond market was less attractive.

During the year, the Portfolio purchased put options on bond futures in order to reduce interest rate risk exposure where reducing this exposure via other markets such as the cash bond market was less attractive.

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During the year, the Portfolio purchased call and put options on commodity futures for the purpose of hedging exposure to commodity risk and/or generating income.

In writing an option, the Portfolio bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written, at value” (if applicable). The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

During the year, the Portfolio wrote call options on bond futures in order to reduce interest rate risk where reducing this exposure via other markets such as the cash bond market was less attractive.

During the year, the Portfolio wrote put options on bond futures in order to increase interest rate risk where increasing this exposure via other markets such as the cash bond market was less attractive.

During the year, the Portfolio wrote call options on various equity index futures for the purpose of decreasing exposure to broad equity risk and/or generating carry.

During the year, the Portfolio wrote put options on various equity index futures for the purpose of increasing exposure to broad equity risk and/or generating carry.

During the year, the Portfolio wrote call options on foreign exchange rates vs. the U.S. dollar in order to reduce currency risk where reducing this exposure via the foreign exchange forward markets was less attractive.

During the year, the Portfolio wrote put options on foreign exchange rates vs. the U.S. dollar in order to increase currency risk where increasing this exposure via the foreign exchange forward markets was less attractive.

During the year, the Portfolio wrote call options on commodity futures for the purpose of decreasing exposure to commodity risk and/or generating income.

During the year, the Portfolio wrote put options on commodity futures for the purpose of increasing exposure to commodity risk and/or generating income.

Options on Swap Contracts (Swaptions)

The Portfolio may purchase or write covered and uncovered put and call options on swap contracts, commonly referred to as “swaptions”. Swaption contracts grant the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time.

Swaptions can be used for a variety of purposes, including to manage the Portfolio’s overall exposure to changes in interest or foreign currency exchange rates and credit quality; as an efficient means of adjusting the Portfolio's exposure to certain markets; in an effort to enhance income or total return or protect the value of portfolio securities; to serve as a cash management tool; and to adjust portfolio duration or credit risk. Because the use of swaptions generally does not involve the delivery of securities or other underlying assets or principal, the risk of loss with respect to swaptions generally is limited to the net amount of payments that the Portfolio is contractually obligated to make. There is also a risk of a default by the other party to a swaption, in which case the Portfolio may not receive the net amount of payments that it contractually is entitled to receive. Entering into a swaption contract involves, to varying degrees, the elements of credit, market, and interest rate risk, associated with both option contracts and swap contracts.

Interest rate written receiver swaptions, if exercised by the purchaser, allow the Portfolio to short interest rates by entering into a pay fixed/receive float interest rate swap. Selling the interest rate receiver option reduces the exposure to interest rates and the short position becomes more valuable to the Portfolio as interest rates rise and/or implied interest rate volatility decreases. Interest rate written payer swaptions, if exercised by the purchaser, allow the Portfolio to take a long position on interest rates by entering into a receive fixed/pay float interest rate swap. Selling the interest rate payer option increases the exposure to interest rates and the short position becomes more valuable to the Portfolio as interest rates fall and/or implied interest rate volatility decreases. Credit default written receiver swaptions, if

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exercised by the purchaser, allow the Portfolio to buy credit protection through credit default swaps. Selling the credit default receiver option reduces the exposure to the credit risk of the individual issuers and/or indices of issuers and the short position becomes more valuable to the Portfolio as the likelihood of a credit event on the reference asset(s) increases. Credit default written payer swaptions, if exercised by the purchaser, allow the Portfolio to sell credit protection through credit default swaps. Selling the credit default payer option increases the exposure to the credit risk of the individual issuers and/or indices of issuers and the short position becomes more valuable to the Portfolio as the likelihood of a credit event on the reference asset(s) decreases. Swaptions purchased are reported in the Schedule of Investments (if applicable). Swaptions written are reported as a liability on the Statement of Assets and Liabilities as “Swaptions written, at value” (if applicable).

During the year, the Portfolio purchased credit default receiver swaptions (call) and sold protection via the credit default swap market in order to gain credit risk exposure to individual corporates, countries and/or credit indices.

During the year, the Portfolio purchased credit default payer swaptions (put) and bought protection via the credit default swap market in order to reduce credit risk exposure to individual corporates, countries and/or credit indices.

During the year, the Portfolio sold credit default receiver swaptions (call) in order to gain credit market volatility exposure and to reduce credit exposure.

During the year, the Portfolio sold credit default payer swaptions (put) in order to gain credit market volatility exposure and to gain credit exposure.

There were no swaptions held at December 31, 2017.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Portfolio. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Portfolio or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio’s total return.

Swap agreements also bear the risk that the Portfolio will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Portfolio to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Portfolio will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Portfolio may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Portfolio may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the U.S. Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Portfolio to losses, increase its costs, or prevent the Portfolio from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or

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liability on the Portfolio’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Portfolio’s Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the year is included in the Statement of Operations (if applicable).

The Portfolio’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty.

The Portfolio may enter into various types of credit default swap agreements, including OTC credit default swap agreements and index credit default swaps (“CDX”), for investment purposes and to add leverage to its portfolio. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Portfolio does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Portfolio had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to liquidity risk, counterparty risk, and credit risk. The Portfolio will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Portfolio may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Portfolio, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Portfolio.

As a buyer of credit protection, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Portfolio as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and potentially received no benefit from the contract.

If the Portfolio is the seller of credit protection against a particular security, the Portfolio would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Portfolio would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligations. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

The Portfolio may invest in single-name credit default swaps (“CDS”) to buy or sell credit protection to hedge its credit exposure, gain issuer exposure without owning the underlying security, or increase the Portfolio’s total return. Single-name CDS enable the Portfolio to buy or sell protection against a credit event of a specific issuer. When the Portfolio buys a single-name CDS, the Portfolio will receive a return on its investment only in the event of a credit event, such as default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). If a single-name CDS transaction is particularly large, or if the relevant market is illiquid, it may not be possible for the Portfolio to initiate a single-name CDS transaction or to liquidate its position at an advantageous time or price, which may result in significant losses. Moreover, the Portfolio bears the risk of loss of the amount expected to be received under a single-name CDS in the event of the default or bankruptcy of the counterparty. The risks associated with cleared single-name CDS may be lower than that for uncleared single-name CDS because for cleared single-name CDS, the counterparty is a clearinghouse (to the extent such a trading market is available). However, there can be no assurance that a clearinghouse or its members will satisfy their obligations to the Portfolio.

The Portfolio may invest in CDXs. A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name CDS. If a credit event occurs

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in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Portfolio holds a long position in a CDX, the Portfolio would indirectly bear its proportionate share of any expenses paid by a CDX. A Portfolio holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Portfolio could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Portfolio will not be able to meet its obligation to the counterparty.

During the year, the Portfolio purchased protection via the credit default swap market in order to reduce credit risk exposure to individual corporates, countries and/or credit indices where reducing this exposure via the cash bond market was less attractive.

During the year, the Portfolio sold protection via the credit default swap market in order to gain credit risk exposure to individual corporates, countries and/or credit indices where gaining this exposure via the cash bond market was less attractive.

The Portfolio’s use of interest rate swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal. Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps may result in potential losses if interest rates do not move as expected or if the counterparties are unable to satisfy their obligations. Interest rate swaps are generally entered into on a net basis. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make.

During the year, the Portfolio entered into interest rate swaps paying a floating interest rate and receiving a fixed interest rate in order to increase interest rate risk (duration) exposure. As interest rates fall, the Portfolio benefits by paying a lower future floating rate, while receiving a fixed rate that has not decreased.

During the year, the Portfolio entered into an inflation swap paying a fixed interest rate and receiving a floating rate linked to an inflation index; i.e. actual realized inflation, in order to increase the Portfolio's exposure to inflation. With higher inflation, the Portfolio benefits by receiving a higher floating rate, while paying a fixed rate that has not increased.

There were no interest rate swaps held at December 31, 2017.

3. Other Investments and Strategies

Additional Investment Risk

The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in

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the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Portfolio may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Portfolio invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets

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experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Portfolio’s investments. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance.

Exchange-Traded Funds

The Portfolio may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may be actively managed or passively managed, that generally seek to track the performance of a specific index. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When the Portfolio invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. As a result, the cost of investing in the Portfolio may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF's shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Portfolio may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Portfolio’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Because the Portfolio may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk, foreign exposure risk, interest rate risk, emerging markets risk, and commodity-linked investments risk. The Portfolio is also subject to substantially the same risks as those associated with direct exposure to the securities held by the ETF.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Portfolio may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Portfolio may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Portfolio’s returns. In addition, investments in mortgage- and asset backed

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Notes to Financial Statements

securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Offsetting Assets and Liabilities

The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Portfolio may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Portfolio does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments as of December 31, 2017” table located in the Portfolio’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Barclays Capital, Inc.	$36	$(36)	$—	$—
BNP Paribas	8,815	(186)	—	8,629
Citigroup Global Markets	4,407	—	—	4,407
Goldman Sachs International	3,495	—	—	3,495
JPMorgan Chase & Co.	1,016	(898)	—	118
Morgan Stanley	710	(710)	—	—

Total	$18,479	$(1,830)	$—	$16,649

Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Bank of America	$201	$—	$—	$201
Barclays Capital, Inc.	4,369	(36)	—	4,333
BNP Paribas	186	(186)	—	—
JPMorgan Chase & Co.	898	(898)	—	—
Morgan Stanley	732	(710)	—	22

Total	$6,386	$(1,830)	$—	$4,556
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

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Notes to Financial Statements

The Portfolio does not exchange collateral on its forward currency contracts with its counterparties; however, the Portfolio may segregate cash or high-grade securities in an amount at all times equal to or greater than the Portfolio’s commitment with respect to these contracts. Such segregated assets, if with the Portfolio’s custodian, are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Portfolio’s corresponding forward currency contracts.

The Portfolio may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Portfolio may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Sovereign Debt

The Portfolio may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Portfolio may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Portfolio’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Portfolio may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Portfolio invests in non-U.S. sovereign debt, it may be subject to currency risk.

When-Issued and Delayed Delivery Securities

The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Portfolio may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio’s custodian sufficient to cover the purchase price.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Portfolio	Contractual Investment Advisory Fee (%)
First $1 Billion	0.65
Next $2 Billion	0.62
Over $3 Billion	0.60

Janus Capital has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliate, Kapstream Capital Pty Limited (Australia) ("Kapstream"), pursuant to which certain employees of Kapstream may also serve as employees or as "associated persons" of Janus Capital. In this capacity, employees of Kapstream are subject to the oversight and supervision of Janus Capital and may provide portfolio management, research, and related services to the Portfolio on

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Notes to Financial Statements

behalf of Janus Capital. The responsibilities of both Janus Capital and Kapstream under the participating affiliate arrangement are documented in a memorandum of understanding between the two entities.

Janus Capital has contractually agreed to waive the advisory fee payable by the Portfolio or reimburse expenses in an amount equal to the amount, if any, that the Portfolio’s normal operating expenses, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Service Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.68% of the Portfolio’s average daily net assets. Janus Capital has agreed to continue the waivers until at least May 1, 2018. If applicable, amounts waived and/or reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. Janus Services receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing investors, and answering inquiries regarding accounts. Janus Services expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio. Any unused portion will be reimbursed to the applicable share class at least annually.

In addition, Janus Services provides or arranges for the provision of certain other internal administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for these internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

For a period of three years subsequent to the Portfolio’s commencement of operations, or until the Portfolio’s assets exceed the first breakpoint in the investment advisory fee schedule, whichever occurs first, Janus Capital may recover from the Portfolio fees and expenses previously waived or reimbursed, which could then be considered a deferral, if the Portfolio’s expense ratio, including recovered expenses, falls below the expense limit. If applicable, this amount is disclosed as “Recoupment expense” on the Statement of Operations. During the year ended December 31, 2017, Janus Capital reimbursed the Portfolio $207,376 of fees and expenses that are eligible for recoupment. As of December 31, 2017, the aggregate amount of recoupment that may potentially be made to Janus Capital is $582,661. The recoupment of such reimbursements expires January 29, 2018.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and servicing fees, and the payments may exceed 12b-1 distribution and servicing fees actually incurred. If any of the Portfolio’s actual 12b-1 distribution and servicing fees incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio and providing personnel to serve as officers to the Portfolio. The Portfolio reimburses Janus Capital for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These costs include some or all of the salaries, fees, and expenses of Janus Capital employees and Portfolio officers, including the Portfolio’s Chief Compliance Officer and compliance staff, who provide specified administration and compliance services to the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other

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Notes to Financial Statements

expenses paid in connection with the investment advisory services Janus Capital provides to the Portfolio. These amounts are disclosed as “Portfolio administration fees” on the Statement of Operations. Total compensation of $17,105 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended December 31, 2017. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of December 31, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended December 31, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $416,450 were paid by the Trust to the Trustees under the Deferred Plan during the year ended December 31, 2017.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Portfolio's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended December 31, 2017 can be found in a table located in the Schedule of Investments.

As of December 31, 2017, shares of the Portfolio were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Portfolio Owned
Institutional Shares	100%	15%
Service Shares	72	61

In addition, other shareholders, including other portfolios, participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

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Notes to Financial Statements

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ -	$ -	$ (160,238)	$ -	$ -	$ (1,262)	$ (40,915)

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2017, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended December 31, 2017
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$ (132,102)	$ (28,136)	$ (160,238)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2017 are noted below. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 4,887,580	$ 19,881	$ (60,796)	$ (40,915)

Information on the tax components of derivatives as of December 31, 2017 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ (278,769)	$ 23,862	$ (24,995)	$ (1,133)

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended December 31, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 171,334	$ -	$ 27,791	$ -

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For the year ended December 31, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 230,897	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Portfolio:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ (27,793)	$ 80,840	$ (53,047)

6. Capital Share Transactions

	Year ended December 31, 2017		Year ended December 31, 2016
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	-	$ -	-	$ 238
Reinvested dividends and distributions	3,260	31,347	3,829	37,021
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	3,260	$ 31,347	3,829	$ 37,259
Service Shares:
Shares sold	69,350	$682,579	159,332	$1,555,369
Reinvested dividends and distributions	17,434	167,778	20,028	193,876
Shares repurchased	(31,945)	(310,873)	(81,018)	(786,376)
Net Increase/(Decrease)	54,839	$539,484	98,342	$ 962,869

7. Purchases and Sales of Investment Securities

For the year ended December 31, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$ 6,416,014	$ 6,233,264	$ -	$ -

8. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X was August 1, 2017. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt

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securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

9. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson merged with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger was effective May 30, 2017.

The consummation of the Merger may have been deemed to be an “assignment” (as defined in the 1940 Act) of the advisory agreement between the Portfolio and Janus Capital in effect on the date of the Merger. As a result, the consummation of the Merger may have caused the investment advisory agreement to terminate automatically in accordance with its terms.

On December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Portfolio and Janus Capital in order to permit Janus Capital to continue to provide advisory services to the Portfolio following the closing of the Merger (the “Post-Merger Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post-Merger Advisory Agreement, among other proposals, to Portfolio shareholders for approval.

Special Meeting(s) of Shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017.

Approval of Advisory Agreements

On April 6, 2017, shareholders of the Portfolio approved the Post-Merger Advisory Agreement with Janus Capital. The Post- Merger Advisory Agreement took effect upon the consummation of the Merger.

10. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2017 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Aspen Series and Shareholders of Janus Henderson VIT Global Unconstrained Bond Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson VIT Global Unconstrained Bond Portfolio (one of the portfolios constituting Janus Aspen Series, referred to hereafter as the “Portfolio”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017, and the financial highlights for each of the periods indicated therein ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
February 16, 2018

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Portfolio shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) . Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

December 2017

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 14 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which closed in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements prior to the close of the Transaction as well as the services provided after the Transaction closed.

At a meeting held on December 7, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2018 through February 1, 2019, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

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agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2017, approximately 70% of the Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2017, approximately 46% of the Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge

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quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

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• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that

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the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

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• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

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• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of

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that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% below the average total expenses of their respective Broadridge Expense Group peers and 18% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 8% below the average management fees for their Expense Groups and 9% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; (4) in three of seven product categories, the Funds receive proportionally better pricing than the industry in relation to Janus institutional clients; and (5) in seven of eight strategies, Janus Capital has lower management fees than funds subadvised by Janus Capital’s portfolio managers.

The Trustees considered the fees for each Fund for its fiscal year ended in 2016, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were

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reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to waive 11 basis points of management fees effective February 1, 2018 and also has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

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Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses effective June 5, 2017.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective February 1, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group averages for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Funds, and considered profitability data of other fund managers. The Trustees also considered the financial information, estimated profitability and corporate structure of Janus Capital’s parent company before and after the Transaction. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. The Trustees also noted that the Trustees’ independent fee consultant reviewed the overall profitability of Janus Capital’s parent company prior to the Transaction, and the independent fee consultant found that, while assessing the reasonableness of Fund expenses in light of such profits was dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons were limited in accuracy by differences in complex size, business mix, institutional account orientation and other factors, after accepting these limitations, the level of profit earned by Janus Capital’s parent company was reasonable. In this regard, the independent consultant concluded that the profitability of Janus Capital’s parent company did not show excess nor did it show any insufficiency that could limit the ability to invest the resources needed to drive strong future investment performance on behalf of the Funds.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Fund. The Trustees also considered such estimated profitability taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Fund was reasonable, including after taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. The Trustees also considered that the estimated profitability for an individual Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Funds was not a material factor in the Board’s approval of the reasonableness of any Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

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Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 86% of these Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus complex. The independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Funds, Janus Capital appeared to be investing to increase the likelihood that these Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

January 2017

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the

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investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the proposed transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which Janus Capital advised the Trustees was expected to close in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements both prior to the close of the Transaction, and afterwards, if the Transaction were not to close. If the Transaction closes, all such agreements would be replaced by new investment advisory agreements and subadvisory agreements, as applicable, for each Fund, assuming requisite Fund shareholder approvals have been obtained.

At a meeting held on January 26, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2017 through February 1, 2018, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided

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its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2016, approximately 76% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2016, approximately 47% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the

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bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

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Additional Information (unaudited)

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, Intech Emerging Markets Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, Intech Global Income Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson International Managed Volatility Fund (formerly, Intech International Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, Intech U.S. Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

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Additional Information (unaudited)

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

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Additional Information (unaudited)

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen Intech U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

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Additional Information (unaudited)

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 12% below the average total expenses of their respective Broadridge Expense Group peers and 20% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 11% below the average management fees for their Expense Groups and 13% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; and (4) in the majority of cases, the Funds receive proportionally better pricing than the industry in relation to Janus institutional and subadvised accounts.

The Trustees considered the fees for each Fund for its fiscal year ended in 2015, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share

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Additional Information (unaudited)

classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s total expenses exceeded the peer group average for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group average due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one- half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, Intech Emerging Markets Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, Intech Global Income Managed Volatility Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund (formerly, Intech International Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, Intech U.S. Managed Volatility Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s

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Additional Information (unaudited)

expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to

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Additional Information (unaudited)

limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen Intech U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the

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Additional Information (unaudited)

Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 91% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 83% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a

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Additional Information (unaudited)

subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

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The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the

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Useful Information About Your Portfolio Report (unaudited)

period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Shareholder Meeting (unaudited)

Special meetings of shareholders were held on April 6, 2017 and adjourned and reconvened on April 18, 2017 (together, the "meeting"). At the meeting, the following matters were voted on and approved by shareholders.  Each vote reported represents one dollar of net asset value held on the record date for the meeting.  The results of the meeting are noted below.

Proposals
1. For all Portfolios, to approve a new investment advisory agreement between the Trust, on behalf of the Portfolio, and Janus Capital Management LLC.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BNV	Total
6,239,018.651	6,239,017.603	0.000	0.000	0.000	6,239,017.603

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
100.000	0.000	0.000	0.000	100.000	100.000	0.000	0.000	0.000	100.000

4. To elect an additional Trustee to the Board of Trustees of the Trust. - Diane L. Wallace.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BNV	Total
7,198,647,378.476	6,547,141,899.530	651,505,478.946	0.000	0.000	7,198,647,378.476

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
80.347	7.995	0.000	0.000	88.342	90.950	9.050	0.000	0.000	100.000

Alan A. Brown, William D. Cvengros, Raudline Etienne, William F. McCalpin, Gary A. Poliner, James T. Rothe, William D. Stewart and Linda S. Wolf continue to serve as Trustees following the meeting.

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Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2017:

Dividends Received Deduction Percentage	6%

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Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Portfolio’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Portfolio’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 58 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	63

Director of Mutual Fund Directors Forum (a non-profit
organization serving
independent directors of U.S. mutual funds), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a
private grantmaking
foundation).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	63

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of
MotiveQuest LLC (strategic social market research
company) (2003-2016); Director of Nuveen Global
Investors LLC (2007-2011); Director of Communities in
Schools (2004-2010); and
Director of Mutual Fund Education Alliance (until
2010).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	63

Advisory Board Member, Innovate Partners Emerging
Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National
Retirement Partners
Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a
special purpose acquisition
corporation) (2007-2009); Director of RemedyTemp, Inc.
(temporary help services company) (1996-2006); and
Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts
(1987-1994).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	63	Director of Brightwood Capital Advisors, LLC (since 2014).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	63

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

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TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	63	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004-2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	63	None

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	6/17-Present	Retired.

Formerly, Independent Trustee,
Henderson Global Funds (13
portfolios) (2015-2017); Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) 2013-2017; Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC; and Treasurer for Driehau Mutual Funds.

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TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	63

Director of Chicago
Community Trust (Regional Community Foundation),
Chicago Council on Global Affairs, InnerWorkings (U.S.
provider of print procurement
solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Walmart (until 2017), Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL)
(until 2014).

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
William H. Gross 151 Detroit Street Denver, CO 80206 DOB: 1944	Executive Vice President and Portfolio Manager Janus Henderson Global Unconstrained Bond Portfolio	1/15-Present	Portfolio Manager for other Janus Henderson accounts. Formerly, Managing Director, Chief Investment Officer, and a founding partner of Pacific Investment Management Company LLC ("PIMCO") (1971-2014).
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Senior Vice President and Head of Compliance, North America for Janus Henderson (since September 2017);
Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017-September 2017); Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC (2005-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Perkins and Intech are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Portfolios distributed by Janus Henderson Distributors

109-02-93060 02-18

ANNUAL REPORT December 31, 2017

Janus Henderson VIT Mid Cap Value Portfolio (formerly named Janus Aspen Perkins Mid Cap Value Portfolio)

Janus Aspen Series

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Mid Cap Value Portfolio

Janus Henderson VIT Mid Cap Value Portfolio (unaudited)

PORTFOLIO SNAPSHOT

We believe in the timeless adage of the "power of compounding" and reflect this in our focus on mitigating losses in difficult markets. We invest in securities we believe have favorable reward-to-risk ratios by focusing first on rigorous downside analysis prior to determining upside potential. We seek to outperform both our benchmark and peers over a full market cycle by building diversified portfolios of what we believe to be high-quality undervalued stocks.

Tom Perkins co-portfolio manager	Kevin Preloger co-portfolio manager	Justin Tugman co-portfolio manager

PERFORMANCE REVIEW

During the 12 months ended December 31, 2017, Janus Henderson VIT Mid Cap Value Portfolio’s Institutional Shares and Service Shares returned 13.94% and 13.63%, respectively, outperforming the Portfolio’s benchmark, the Russell Midcap® Value Index, which returned 13.34%.

Stock selection in industrials was the largest contributor to relative performance for the period, and our overweight was also additive. The sector benefited early in the year from positive sentiment around the potential for increased infrastructure spending and improvement in U.S. defense spending. Solid earnings reports, the tax reform bill, and the subsequent potential for faster GDP growth in the second half of the year further aided our industrials holdings. Stock selection in real estate and our underweight allocation also aided returns, as did stock selection in information technology.

The consumer discretionary sector was the leading detractor due to a combination of our stock selection and underweight allocation. Returns in the index were driven partially by homebuilders, where our exposure is minimal due to expensive valuations. Stock selection in energy also weighed on returns, and stock selection in financials was weak due to our insurance and reinsurance holdings. The companies underperformed after a flurry of hurricanes and forest fires hit the U.S. in the third and fourth quarters.

MARKET ENVIRONMENT

Stocks rallied during the year, fueled by a combination of strong corporate fundamentals and strong economic data. The expectation that the Trump administration would champion a pro-growth agenda led the rally to start the year. Geopolitical concerns in August weighed on markets as North Korea fired missiles over Japan, and equities sold off. However, sentiment quickly reversed and markets rebounded. Concerns around the passage of the tax bill moderated returns in the fall, but late in the period, the passage of U.S. tax reform and optimism around its potential to provide tailwinds for the U.S. economy propelled markets to new highs.

CONTRIBUTORS

Total System Services provides a variety of credit card processing technologies for merchants and banks. We believe the company represents an attractive way to benefit from continued growth in credit card spending. Shares performed well near the end of the year as the company posted better-than-expected results, including higher revenue with positive growth in all three major areas of service. The company also stands to benefit from a less burdensome regulatory environment. Looking forward, we believe Total System Services can deliver mid- to high-single-digit growth over the long term.

Westlake Chemical is a U.S.-based chemical company focused on ethylene, vinyls and chlor-alkali production, and is 70% owned by management. The company has opportunistically used its balance sheet to drive above-average returns on invested capital through both organic and non-organic means. In 2016, Westlake purchased a weaker competitor, helping to rebalance its portfolio to decrease exposure to ethylene, a market that was turning down, and increase its exposure to chlor-alkali, a market that was improving. This has driven above-average earnings growth and strong free cash flow, which is being used to pay down debt. The company’s shares benefited in the wake of Hurricane Harvey as many of its competitors were forced to cease operations and Westlake was able to maintain operations. Given the strength of the stock, we trimmed our position to reflect what we view as the lower reward-to-risk ratio.

Our long term holding of semiconductor design software company Synopsys was a strong performer as it reported

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Janus Henderson VIT Mid Cap Value Portfolio (unaudited)

strong results throughout the year. Synopsys receives a significant portion of earnings from subscription and maintenance revenue, and this highly predictable and profitable revenue stream was stronger than expected. Additionally, Synopsys continued its solid record of controlling costs, resulting in margins and earnings that beat expectations. While we trimmed our position on strength, it remains a large holding in the Portfolio given what we view as the company’s defensible business model that should continue to post predictable growth for the foreseeable future.

DETRACTORS

Houston, Texas-based Noble Energy Inc. is an independent oil and gas exploration and production company with core assets in the D-J Basin, Permian Basin and offshore Israel. Noble shares traded lower into the fall in sympathy with most oil and gas related equities as crude oil prices declined. Noble’s shares experienced further weakness when another operator’s pipes led to a tragic home explosion in Colorado, placing additional scrutiny on the industry. Operationally, the company continued to report solid results and announced the sale of non-core Appalachian assets for $1.1 billion.

Sally Beauty Holdings is a retailer of beauty products and sells to retail customers (approximately 70% of revenue) and salon professionals (approximately 30% of revenue). In our view, the company has made numerous mistakes, including changing their packaging, altering their store layout, and rolling out a core technology platform upgrade with issues. Additionally, and perhaps most meaningfully, the company implemented changes to the technology and structure of its customer loyalty program. These mistakes have occurred against the backdrop of a challenged retail environment and increasing pressure from online and physical competitors. The stock was down nearly 30% in the year on these reasons, and we exited our position.

Fluor Corporation is one of the largest U.S.-based engineering and construction (E&C) companies, providing procurement, construction and maintenance services for a variety of customers. The company’s stock struggled in the first half of the year due to continued conservatism in spending decisions by customers following the two-year industrial/energy recession. In fact, the bookings the company posted for its first quarter results were the weakest the company had seen in nearly a decade. Declines in crude oil further pressured the stock. While we think the company is one of the best-positioned E&C companies, the continued macro headwinds caused us to reassess the business outlook. Consequently, we exited our position during the year.

OUTLOOK AND POSITIONING

While valuations in the U.S. equity market remain elevated, we do not believe U.S. mid-cap stocks are significantly more expensive relative to other market caps, particularly large caps. When looking at the forward price-to-earnings multiple of the Russell Midcap Index versus the large-cap Russell 1000® Index, mid-caps trade at a slight discount to larger cap peers. A year ago mid-caps were trading at a premium to larger stocks. Taking a look at value specifically, mid-cap value stocks still trade at a slight discount to small caps, but this gap has narrowed over the past year. Despite the fact that valuations are above normal levels, we still find reasons to be cautiously optimistic on equities going into 2018. Among them:

1. Mid-cap companies typically have an outsized proportion of revenues coming from the U.S., so they will likely be beneficiaries of tax reform.

2. Continued regulatory relief should ease pressure for many industries, particularly banks.

3. Domestic GDP improvement should find its way into increased earnings estimates.

4. Barring a significant spike in inflation, the Federal Reserve’s well-telegraphed gradual pace of rate hikes should be well absorbed by the equity market as there continues to be ample liquidity in the system on a global basis.

While the equity market may continue to power higher, and there are certainly positive data points in place, we believe it makes sense – now more than ever – to be looking at defensively oriented value strategies. Since the market bottom in 2009, during a period of falling interest rates and sub-par economic growth, growth outperformed value. However, value has historically performed well during rising rate environments. Given the outlook for better economic growth and potential for increasing inflation, we believe the environment is established for value to begin performing better relative to growth.

Additionally, as of year-end, it has been 22 months since the last 10% correction in the S&P 500® Index, a broad measure of the U.S. equity market. Meanwhile, the S&P 500 is up 46% since the low in February 2016 and is trading at 20x 2018 estimates as of year-end. Complacency in the market is pervasive with the CBOE

2	DECEMBER 31, 2017

Janus Henderson VIT Mid Cap Value Portfolio (unaudited)

Volatility Index® regularly setting new lows and record short interest in this index.

Simply put, risks are increasing in the market. While it makes sense to have exposure to equities we think it is important to invest in strategies that aim to protect on the downside. Our strategy continues to favor those companies with solid balance sheets, healthy free cash flow, strong competitive positioning that are trading at a reasonable valuation while continuously monitoring the reward-to-risk trade-off. While the Portfolio has performed well in the recent up market phase, as always, we remain focused on what can go wrong and minimizing losses in a more challenging market environment.

During the year, we pared back holdings in the information technology sector on price strength, and added to financials and materials. Our relative overweight sectors are consumer staples, financials, industrials, materials and technology. Conversely, our relative underweights are in the consumer discretionary, energy, health care, real estate and utilities sectors.

Thank you for your investment in Janus Henderson VIT Mid Cap Value Portfolio.

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Portfolio At A Glance

December 31, 2017

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Total System Services Inc	1.11%	Noble Energy Inc	-0.54%
	Westlake Chemical Corp	1.09%	Sally Beauty Holdings Inc	-0.43%
	Synopsys Inc	0.92%	Fluor Corp	-0.39%
	Lamb Weston Holdings Inc	0.88%	Whiting Petroleum Corp	-0.33%
	BWX Technologies Inc	0.88%	Patterson-UTI Energy Inc	-0.23%

	5 Top Performers - Sectors*
		Portfolio	Portfolio Weighting	Russell Midcap Value Index
		Contribution	(Average % of Equity)	Weighting
	Industrials	1.68%	15.12%	12.25%
	Real Estate	1.12%	11.08%	14.31%
	Information Technology	0.86%	8.95%	7.84%
	Health Care	0.49%	5.63%	5.46%
	Telecom Services	0.32%	0.00%	0.96%

	5 Bottom Performers - Sectors*
		Portfolio	Portfolio Weighting	Russell Midcap Value Index
		Contribution	(Average % of Equity)	Weighting
	Consumer Discretionary	-1.59%	3.82%	10.27%
	Financials	-0.88%	19.09%	19.88%
	Energy	-0.82%	6.93%	8.62%
	Other**	-0.60%	4.50%	0.00%
	Utilities	0.24%	5.56%	11.07%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

4	DECEMBER 31, 2017

Janus Henderson VIT Mid Cap Value Portfolio (unaudited)

Portfolio At A Glance

December 31, 2017

5 Largest Equity Holdings - (% of Net Assets)
Equity Commonwealth
Equity Real Estate Investment Trusts (REITs)	3.1%
Great Plains Energy Inc
Electric Utilities	2.9%
Equity LifeStyle Properties Inc
Equity Real Estate Investment Trusts (REITs)	2.8%
Lamb Weston Holdings Inc
Food Products	2.8%
Torchmark Corp
Insurance	2.8%
14.4%

Asset Allocation - (% of Net Assets)
Common Stocks	97.3%
Repurchase Agreements	2.9%
Other	(0.2)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2017	As of December 31, 2016

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Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2017					per the May 1, 2017 prospectuses
	One Year	Five Year	Ten Year	Since Inception	Total Annual Fund Operating Expenses
Institutional Shares	13.94%	12.42%	8.05%	11.22%#	0.60%
Service Shares	13.63%	12.14%	7.74%	10.68%*	0.86%
Russell Midcap Value Index	13.34%	14.68%	9.10%	11.96%**
Morningstar Quartile - Service Shares	2nd	4th	3rd	2nd
Morningstar Ranking - based on total returns for Mid-Cap Value Funds	169/423	297/365	176/313	107/241

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

This Portfolio has a performance-based management fee that may adjust up or down based on the Portfolio’s performance.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Portfolio will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns shown do not represent actual returns since they do not include insurance charges. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

6	DECEMBER 31, 2017

Janus Henderson VIT Mid Cap Value Portfolio (unaudited)

Performance

See “Useful Information About Your Portfolio Report.”

#Institutional Shares inception date – May 1, 2003

*Service Shares inception date – December 31, 2002

**The Russell Midcap Value Index’s since inception returns are calculated from December 31, 2002.

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Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/17)	Ending Account Value (12/31/17)	Expenses Paid During Period (7/1/17 - 12/31/17)†	Beginning Account Value (7/1/17)	Ending Account Value (12/31/17)	Expenses Paid During Period (7/1/17 - 12/31/17)†	Net Annualized Expense Ratio (7/1/17 - 12/31/17)
Institutional Shares	$1,000.00	$1,081.90	$3.83	$1,000.00	$1,021.53	$3.72	0.73%
Service Shares	$1,000.00	$1,080.70	$5.14	$1,000.00	$1,020.27	$4.99	0.98%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

8	DECEMBER 31, 2017

Janus Henderson VIT Mid Cap Value Portfolio

Schedule of Investments

December 31, 2017

Shares or Principal Amounts		Value
Common Stocks – 97.3%
Aerospace & Defense – 1.7%
BWX Technologies Inc	33,916	$2,051,579
Auto Components – 1.5%
Aptiv PLC	9,702	823,021
Delphi Technologies PLC*	17,773	932,549
		1,755,570
Banks – 9.3%
Citizens Financial Group Inc	41,121	1,726,260
First Hawaiian Inc	86,192	2,515,083
First Horizon National Corp	100,955	2,018,090
Investors Bancorp Inc	121,777	1,690,265
Prosperity Bancshares Inc	24,901	1,744,813
Umpqua Holdings Corp	68,158	1,417,686
		11,112,197
Building Products – 1.3%
Simpson Manufacturing Co Inc	27,176	1,560,174
Capital Markets – 3.2%
Affiliated Managers Group Inc	8,034	1,648,979
Invesco Ltd	60,607	2,214,580
		3,863,559
Chemicals – 6.4%
Axalta Coating Systems Ltd*	73,172	2,367,846
Potash Corp of Saskatchewan Inc	74,834	1,545,322
Valvoline Inc	72,019	1,804,796
Westlake Chemical Corp	10,329	1,100,348
WR Grace & Co	11,867	832,233
		7,650,545
Commercial Services & Supplies – 2.0%
Cintas Corp	4,853	756,243
Waste Connections Inc	23,361	1,657,229
		2,413,472
Communications Equipment – 1.0%
F5 Networks Inc*	8,907	1,168,777
Consumer Finance – 0.6%
Discover Financial Services	9,070	697,664
Containers & Packaging – 4.8%
Crown Holdings Inc*	59,353	3,338,606
Graphic Packaging Holding Co	152,294	2,352,942
		5,691,548
Distributors – 1.2%
LKQ Corp*	34,759	1,413,649
Electric Utilities – 4.7%
Alliant Energy Corp	51,049	2,175,198
Great Plains Energy Inc	106,394	3,430,143
		5,605,341
Electrical Equipment – 1.7%
AMETEK Inc	28,214	2,044,669
Electronic Equipment, Instruments & Components – 0.7%
Avnet Inc	21,226	840,974
Energy Equipment & Services – 1.3%
Keane Group Inc*	79,222	1,506,010
Equity Real Estate Investment Trusts (REITs) – 11.3%
Alexandria Real Estate Equities Inc	5,724	747,497
Equity Commonwealth*	121,737	3,714,196
Equity LifeStyle Properties Inc	37,947	3,378,042
Lamar Advertising Co	38,138	2,831,365
Mid-America Apartment Communities Inc	21,102	2,122,017
Weyerhaeuser Co	22,463	792,045
		13,585,162

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

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Schedule of Investments

December 31, 2017

Shares or Principal Amounts		Value
Common Stocks – (continued)
Food & Staples Retailing – 2.0%
Casey's General Stores Inc	21,004	$2,351,188
Food Products – 5.3%
Conagra Brands Inc	79,235	2,984,782
Lamb Weston Holdings Inc	59,527	3,360,299
		6,345,081
Health Care Providers & Services – 2.5%
Laboratory Corp of America Holdings*	19,027	3,034,997
Industrial Conglomerates – 1.6%
Carlisle Cos Inc	17,128	1,946,597
Information Technology Services – 2.7%
Jack Henry & Associates Inc	5,439	636,145
Total System Services Inc	32,424	2,564,414
		3,200,559
Insurance – 9.3%
Hartford Financial Services Group Inc	54,930	3,091,460
RenaissanceRe Holdings Ltd	15,754	1,978,545
Torchmark Corp	36,867	3,344,206
XL Group Ltd	77,748	2,733,620
		11,147,831
Life Sciences Tools & Services – 1.8%
Agilent Technologies Inc	16,740	1,121,078
INC Research Holdings Inc*	23,994	1,046,138
		2,167,216
Machinery – 4.1%
Donaldson Co Inc	20,528	1,004,846
Lincoln Electric Holdings Inc	11,774	1,078,263
Trinity Industries Inc	75,043	2,811,111
		4,894,220
Media – 1.3%
Omnicom Group Inc	21,924	1,596,725
Metals & Mining – 1.7%
Compass Minerals International Inc	28,555	2,063,099
Multi-Utilities – 0.7%
SCANA Corp	22,462	893,538
Oil, Gas & Consumable Fuels – 6.3%
Cimarex Energy Co	19,827	2,419,092
Gulfport Energy Corp*	80,898	1,032,258
Newfield Exploration Co*	41,693	1,314,580
Noble Energy Inc	97,011	2,826,901
		7,592,831
Professional Services – 0.3%
Dun & Bradstreet Corp	2,972	351,915
Software – 3.2%
Check Point Software Technologies Ltd*	12,685	1,314,420
Synopsys Inc*	29,509	2,515,347
		3,829,767
Specialty Retail – 0.7%
O'Reilly Automotive Inc*	3,485	838,282
Trading Companies & Distributors – 1.1%
Fastenal Co	23,738	1,298,231
Total Common Stocks (cost $91,351,414)		116,512,967

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2017

Janus Henderson VIT Mid Cap Value Portfolio

Schedule of Investments

December 31, 2017

Shares or Principal Amounts		Value
Repurchase Agreements – 2.9%
Undivided interest of 5.4% in a joint repurchase agreement (principal amount $62,900,000 with a maturity value of $62,908,946) with ING Financial Markets LLC, 1.2800%, dated 12/29/17, maturing 1/2/18 to be repurchased at $3,400,484 collateralized by $63,040,793 in U.S. Treasuries 0.6250% - 3.0000%, 4/30/18 - 8/15/46 with a value of $64,167,204 (cost $3,400,000)	$3,400,000	$3,400,000
Total Investments (total cost $94,751,414) – 100.2%		119,912,967
Liabilities, net of Cash, Receivables and Other Assets – (0.2)%		(180,379)
Net Assets – 100%		$119,732,588

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$117,053,225	97.6%
Canada	1,545,322	1.3
Israel	1,314,420	1.1

Total	$119,912,967	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

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Notes to Schedule of Investments and Other Information

Russell Midcap® Value Index	Russell Midcap® Value Index reflects the performance of U.S. mid-cap equities with lower price-to-book ratios and lower forecasted growth values.
CBOE Volatility Index®

CBOE Volatility Index® or VIX® Index® shows the market’s expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500® Index options and is a widely used measure of market risk. The VIX Index methodology is the property of Chicago Board of Options Exchange, which is not affiliated with Janus Henderson.

S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$116,512,967	$-	$-
Repurchase Agreements	-	3,400,000	-
Total Assets	$116,512,967	$3,400,000	$-

12	DECEMBER 31, 2017

Janus Henderson VIT Mid Cap Value Portfolio

Statement of Assets and Liabilities

December 31, 2017

Assets:
Investments, at value(1)	$116,512,967
Repurchase agreements, at value(2)	3,400,000
Cash	51,556
Non-interested Trustees' deferred compensation	2,292
Receivables:
Dividends	133,755
Portfolio shares sold	14,097
Interest	484
Other assets	992
Total Assets	120,116,143
Liabilities:
Payables:	—
Portfolio shares repurchased	243,272
Advisory fees	71,390
Professional fees	28,343
12b-1 Distribution and shareholder servicing fees	16,931
Transfer agent fees and expenses	5,813
Non-interested Trustees' deferred compensation fees	2,292
Custodian fees	2,206
Non-interested Trustees' fees and expenses	892
Portfolio administration fees	825
Accrued expenses and other payables	11,591
Total Liabilities	383,555
Net Assets	$119,732,588
Net Assets Consist of:
Capital (par value and paid-in surplus)	$84,042,941
Undistributed net investment income/(loss)	559,730
Undistributed net realized gain/(loss) from investments	9,967,903
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	25,162,014
Total Net Assets	$119,732,588
Net Assets - Institutional Shares	$43,609,244
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,420,082
Net Asset Value Per Share	$18.02
Net Assets - Service Shares	$76,123,344
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,351,663
Net Asset Value Per Share	$17.49

(1) Includes cost of $91,351,414. (2) Includes cost of repurchase agreements of $3,400,000.

See Notes to Financial Statements.

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Janus Henderson VIT Mid Cap Value Portfolio

Statement of Operations

For the year ended December 31, 2017

Investment Income:
Dividends	$1,671,114
Interest	43,717
Other income	29
Foreign tax withheld	(8,005)
Total Investment Income	1,706,855
Expenses:
Advisory fees	673,509
12b-1Distribution and shareholder servicing fees:
Service Shares	184,791
Transfer agent administrative fees and expenses:
Institutional Shares	22,933
Service Shares	36,958
Other transfer agent fees and expenses:
Institutional Shares	1,856
Service Shares	1,887
Professional fees	35,103
Registration fees	23,358
Custodian fees	14,889
Portfolio administration fees	10,297
Shareholder reports expense	8,206
Non-interested Trustees’ fees and expenses	3,249
Other expenses	12,418
Total Expenses	1,029,454
Net Investment Income/(Loss)	677,401
Net Realized Gain/(Loss) on Investments:
Investments	10,356,428
Total Net Realized Gain/(Loss) on Investments	10,356,428
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	4,426,572
Total Change in Unrealized Net Appreciation/Depreciation	4,426,572
Net Increase/(Decrease) in Net Assets Resulting from Operations	$15,460,401

See Notes to Financial Statements.

14	DECEMBER 31, 2017

Janus Henderson VIT Mid Cap Value Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2017	Year ended December 31, 2016

Operations:
Net investment income/(loss)	$677,401	$1,253,275
Net realized gain/(loss) on investments	10,356,428	4,533,187
Change in unrealized net appreciation/depreciation	4,426,572	12,207,540
Net Increase/(Decrease) in Net Assets Resulting from Operations	15,460,401	17,994,002
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Institutional Shares	(357,377)	(399,687)
Service Shares	(472,509)	(603,485)
Total Dividends from Net Investment Income	(829,886)	(1,003,172)
Distributions from Net Realized Gain from Investment Transactions
Institutional Shares	(1,714,406)	(4,938,760)
Service Shares	(2,788,957)	(9,117,186)
Total Distributions from Net Realized Gain from Investment Transactions	(4,503,363)	(14,055,946)
Net Decrease from Dividends and Distributions to Shareholders	(5,333,249)	(15,059,118)
Capital Share Transactions:
Institutional Shares	(7,921,616)	10,837,316
Service Shares	(1,604,869)	2,817,770
Net Increase/(Decrease) from Capital Share Transactions	(9,526,485)	13,655,086
Net Increase/(Decrease) in Net Assets	600,667	16,589,970
Net Assets:
Beginning of period	119,131,921	102,541,951
End of period	$119,732,588	$119,131,921

Undistributed Net Investment Income/(Loss)	$559,730	$723,851

See Notes to Financial Statements.

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Janus Henderson VIT Mid Cap Value Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during each year ended December 31	2017	2016	2015		2014	2013
Net Asset Value, Beginning of Period	$16.55	$16.21	$18.77		$19.30	$15.81
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.12(1)	0.21(1)	0.19(1)		0.30(1)	0.24
Net realized and unrealized gain/(loss)	2.13	2.59	(0.76)		1.35	3.82
Total from Investment Operations	2.25	2.80	(0.57)		1.65	4.06
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.17)	(0.22)		(0.27)	(0.22)
Distributions (from capital gains)	(0.64)	(2.29)	(1.77)		(1.91)	(0.35)
Total Dividends and Distributions	(0.78)	(2.46)	(1.99)		(2.18)	(0.57)
Net Asset Value, End of Period	$18.02	$16.55	$16.21		$18.77	$19.30
Total Return*	13.94%	19.03%	(3.47)%		8.77%	26.09%
Net Assets, End of Period (in thousands)	$43,609	$47,688	$35,712		$42,509	$44,998
Average Net Assets for the Period (in thousands)	$46,007	$37,327	$40,054		$43,239	$44,335
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.70%	0.59%	0.59%		0.62%	0.58%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.70%	0.59%	0.59%		0.62%	0.58%
Ratio of Net Investment Income/(Loss)	0.71%	1.33%	1.08%		1.57%	1.19%
Portfolio Turnover Rate	48%	69%	77%		53%	71%
				1

Service Shares
For a share outstanding during each year ended December 31	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$16.10	$15.84	$18.39	$18.98	$15.57
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.08(1)	0.17(1)	0.14(1)	0.24(1)	0.16
Net realized and unrealized gain/(loss)	2.06	2.53	(0.73)	1.32	3.80
Total from Investment Operations	2.14	2.70	(0.59)	1.56	3.96
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	(0.15)	(0.19)	(0.24)	(0.20)
Distributions (from capital gains)	(0.64)	(2.29)	(1.77)	(1.91)	(0.35)
Total Dividends and Distributions	(0.75)	(2.44)	(1.96)	(2.15)	(0.55)
Net Asset Value, End of Period	$17.49	$16.10	$15.84	$18.39	$18.98
Total Return*	13.63%	18.76%	(3.69)%	8.44%	25.81%
Net Assets, End of Period (in thousands)	$76,123	$71,444	$66,830	$100,066	$104,978
Average Net Assets for the Period (in thousands)	$74,099	$66,899	$89,915	$100,500	$98,703
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.95%	0.84%	0.84%	0.87%	0.83%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.95%	0.84%	0.84%	0.87%	0.83%
Ratio of Net Investment Income/(Loss)	0.47%	1.13%	0.81%	1.31%	0.93%
Portfolio Turnover Rate	48%	69%	77%	53%	71%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

16	DECEMBER 31, 2017

Janus Henderson VIT Mid Cap Value Portfolio

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson VIT Mid Cap Value Portfolio (formerly named Janus Aspen Perkins Mid Cap Value Portfolio) (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 12 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks capital appreciation. The Portfolio is classified as diversified, as defined in the 1940 Act.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including other portfolios, participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that

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Notes to Financial Statements

market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2017 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

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Janus Henderson VIT Mid Cap Value Portfolio

Notes to Financial Statements

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital,

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Notes to Financial Statements

and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital Management LLC (“Janus Capital”) believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Portfolio, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. For financial reporting purposes, the Portfolio does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Repurchase agreements held by the Portfolio are fully collateralized, and such collateral is in the possession of the Portfolio’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

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Notes to Financial Statements

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Portfolio's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

ING Financial Markets LLC	$3,400,000	$—	$(3,400,000)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Portfolio and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Portfolio are fully collateralized, and such collateral is in the possession of the Portfolio’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Portfolio’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.64%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to its benchmark index. The Portfolio's benchmark index used in the calculation is the Russell Midcap® Value Index.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets based on the Portfolio’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable.

The Portfolio’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee

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Notes to Financial Statements

Rate plus/minus any Performance Adjustment. For the year ended December 31, 2017, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.56%.

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Portfolio. Perkins (together with its predecessors), has been in the investment management business since 1984 and provides day-to-day management of the Portfolio’s portfolio operations subject to the general oversight of Janus Capital. Janus Capital owns 100% of Perkins.

Janus Capital pays Perkins a subadvisory fee equal to 50% of the investment advisory fee paid by the Portfolio to Janus Capital (plus or minus half of any performance fee adjustment, and net of any reimbursement of expenses incurred or fees waived by Janus Capital). The subadvisory fee paid by Janus Capital to Perkins adjusts up or down based on the Portfolio's performance relative to the Portfolio’s benchmark index over the performance measurement period.

Janus Capital has contractually agreed to waive the advisory fee payable by the Portfolio or reimburse expenses in an amount equal to the amount, if any, that the Portfolio’s normal operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees, the 12b-1 distribution and shareholder servicing fees (applicable to Service Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.77% of the Portfolio’s average daily net assets. Janus Capital has agreed to continue the waivers until at least May 1, 2018. If applicable, amounts waived and/or reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. Janus Services receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing investors, and answering inquiries regarding accounts. Janus Services expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio. Any unused portion will be reimbursed to the applicable share class at least annually.

In addition, Janus Services provides or arranges for the provision of certain other internal administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for these internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and servicing fees, and the payments may exceed 12b-1 distribution and servicing fees actually incurred. If any of the Portfolio’s actual 12b-1 distribution and servicing fees incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio and providing personnel to serve as officers to the Portfolio. The Portfolio reimburses Janus Capital for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These costs include some or all of the salaries, fees, and expenses of Janus Capital employees and Portfolio officers, including the Portfolio’s Chief Compliance Officer and compliance staff, who provide specified administration and compliance services to the Portfolio. The Portfolio pays these costs based on out-

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Notes to Financial Statements

of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or the subadviser) provides to the Portfolio. These amounts are disclosed as “Portfolio administration fees” on the Statement of Operations. Total compensation of $17,105 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended December 31, 2017. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of December 31, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended December 31, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $416,450 were paid by the Trust to the Trustees under the Deferred Plan during the year ended December 31, 2017.

The Portfolio is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Portfolio and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Portfolio from or to another fund or account that is or could be considered an affiliate of the Portfolio under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended December 31, 2017, the Portfolio engaged in cross trades amounting to $210,548 in purchases and $186,301 in sales, resulting in a net realized loss of $13,876. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Portfolio’s Statement of Operations.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 512,444	$ 10,130,024	$ -	$ -	$ -	$ (1,834)	$ 25,049,013

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Notes to Financial Statements

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2017 are noted below. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 94,863,954	$25,881,002	$ (831,989)	$ 25,049,013

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended December 31, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 829,886	$ 4,503,363	$ -	$ -

For the year ended December 31, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 1,003,172	$ 14,055,946	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Portfolio:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ -	$ (11,636)	$ 11,636

5. Capital Share Transactions

	Year ended December 31, 2017		Year ended December 31, 2016
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	469,543	$ 8,059,601	1,075,851	$17,447,018
Reinvested dividends and distributions	123,315	2,071,783	358,187	5,338,447
Shares repurchased	(1,053,849)	(18,053,000)	(756,724)	(11,948,149)
Net Increase/(Decrease)	(460,991)	$(7,921,616)	677,314	$10,837,316
Service Shares:
Shares sold	438,437	$ 7,276,206	453,510	$ 7,055,218
Reinvested dividends and distributions	199,925	3,261,466	670,264	9,720,671
Shares repurchased	(723,663)	(12,142,541)	(906,399)	(13,958,119)
Net Increase/(Decrease)	(85,301)	$(1,604,869)	217,375	$ 2,817,770

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Notes to Financial Statements

6. Purchases and Sales of Investment Securities

For the year ended December 31, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$54,675,351	$ 65,825,359	$ -	$ -

7. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X was August 1, 2017. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

8. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson merged with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger was effective May 30, 2017.

The consummation of the Merger may have been deemed to be an “assignment” (as defined in the 1940 Act) of the advisory agreement between the Portfolio and Janus Capital in effect as of the date of the Merger. In addition, the consummation of the Merger may have been deemed to be an assignment of the sub-advisory agreement between Janus Capital and Perkins, the subadviser to the Portfolio, in effect on the date of the Merger. As a result, the consummation of the Merger may have caused the investment advisory agreement and investment sub-advisory agreement to terminate automatically in accordance with their respective terms.

On December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Portfolio and Janus Capital in order to permit Janus Capital to continue providing advisory services to the Portfolio following the closing of the Merger (“Post-Merger Advisory Agreement”). Also on December 8, 2016, the Trustees approved, subject to approval of shareholders, a new investment sub-advisory agreement between Janus Capital and Perkins (“Post-Merger Sub-Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post-Merger Advisory Agreement and Post-Merger Sub-Advisory Agreement, among other proposals, to Portfolio shareholders for approval.

Special Meeting(s) of Shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017.

Approval of Advisory and Sub-Advisory Agreements

At the Meeting, shareholders of the Portfolio approved the Post-Merger Advisory Agreement and Post-Merger Sub-Advisory Agreement, which took effect upon the consummation of the Merger.

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Notes to Financial Statements

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2017 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Aspen Series and Shareholders of Janus Henderson VIT Mid Cap Value Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson VIT Mid Cap Value Portfolio (one of the portfolios constituting Janus Aspen Series, referred to hereafter as the “Portfolio”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
February 16, 2018

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Portfolio shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) . Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

December 2017

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 14 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which closed in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements prior to the close of the Transaction as well as the services provided after the Transaction closed.

At a meeting held on December 7, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2018 through February 1, 2019, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

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Additional Information (unaudited)

agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2017, approximately 70% of the Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2017, approximately 46% of the Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge

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Additional Information (unaudited)

quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

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Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that

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Additional Information (unaudited)

the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

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Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

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Additional Information (unaudited)

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of

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Additional Information (unaudited)

that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% below the average total expenses of their respective Broadridge Expense Group peers and 18% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 8% below the average management fees for their Expense Groups and 9% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; (4) in three of seven product categories, the Funds receive proportionally better pricing than the industry in relation to Janus institutional clients; and (5) in seven of eight strategies, Janus Capital has lower management fees than funds subadvised by Janus Capital’s portfolio managers.

The Trustees considered the fees for each Fund for its fiscal year ended in 2016, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were

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Additional Information (unaudited)

reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to waive 11 basis points of management fees effective February 1, 2018 and also has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

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Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses effective June 5, 2017.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective February 1, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group averages for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Funds, and considered profitability data of other fund managers. The Trustees also considered the financial information, estimated profitability and corporate structure of Janus Capital’s parent company before and after the Transaction. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. The Trustees also noted that the Trustees’ independent fee consultant reviewed the overall profitability of Janus Capital’s parent company prior to the Transaction, and the independent fee consultant found that, while assessing the reasonableness of Fund expenses in light of such profits was dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons were limited in accuracy by differences in complex size, business mix, institutional account orientation and other factors, after accepting these limitations, the level of profit earned by Janus Capital’s parent company was reasonable. In this regard, the independent consultant concluded that the profitability of Janus Capital’s parent company did not show excess nor did it show any insufficiency that could limit the ability to invest the resources needed to drive strong future investment performance on behalf of the Funds.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Fund. The Trustees also considered such estimated profitability taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Fund was reasonable, including after taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. The Trustees also considered that the estimated profitability for an individual Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Funds was not a material factor in the Board’s approval of the reasonableness of any Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

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Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 86% of these Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus complex. The independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Funds, Janus Capital appeared to be investing to increase the likelihood that these Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

January 2017

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the

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investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the proposed transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which Janus Capital advised the Trustees was expected to close in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements both prior to the close of the Transaction, and afterwards, if the Transaction were not to close. If the Transaction closes, all such agreements would be replaced by new investment advisory agreements and subadvisory agreements, as applicable, for each Fund, assuming requisite Fund shareholder approvals have been obtained.

At a meeting held on January 26, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2017 through February 1, 2018, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided

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its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2016, approximately 76% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2016, approximately 47% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the

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bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

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• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, Intech Emerging Markets Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, Intech Global Income Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson International Managed Volatility Fund (formerly, Intech International Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, Intech U.S. Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

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• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

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• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen Intech U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

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The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 12% below the average total expenses of their respective Broadridge Expense Group peers and 20% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 11% below the average management fees for their Expense Groups and 13% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; and (4) in the majority of cases, the Funds receive proportionally better pricing than the industry in relation to Janus institutional and subadvised accounts.

The Trustees considered the fees for each Fund for its fiscal year ended in 2015, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share

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classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s total expenses exceeded the peer group average for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group average due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one- half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, Intech Emerging Markets Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, Intech Global Income Managed Volatility Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund (formerly, Intech International Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, Intech U.S. Managed Volatility Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s

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Additional Information (unaudited)

expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to

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Additional Information (unaudited)

limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen Intech U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the

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Additional Information (unaudited)

Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 91% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 83% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a

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Additional Information (unaudited)

subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

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Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the

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Useful Information About Your Portfolio Report (unaudited)

period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Shareholder Meeting (unaudited)

Special meetings of shareholders were held on April 6, 2017 and adjourned and reconvened on April 18, 2017 (together, the "meeting"). At the meeting, the following matters were voted on and approved by shareholders.  Each vote reported represents one dollar of net asset value held on the record date for the meeting.  The results of the meeting are noted below.

Proposals
1. For all Portfolios, to approve a new investment advisory agreement between the Trust, on behalf of the Portfolio, and Janus Capital Management LLC.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BNV	Total
119,362,533.358	73,524,322.698	1,993,251.030	4,519,412.329	0.000	80,037,002.198

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
61.597	1.670	3.786	0.000	67.054	91.863	2.490	5.647	0.000	100.000

2B. For Janus Aspen Perkins Mid Cap Value Portfolio, to approve a new sub-advisory agreement between the Adviser and Perkins Investment Management LLC.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BNV	Total
119,362,533.358	72,150,338.124	2,582,473.723	5,304,174.211	0.000	80,037,002.198

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
60.446	2.164	4.444	0.000	67.054	90.146	3.227	6.627	0.000	100.000

4. To elect an additional Trustee to the Board of Trustees of the Trust. - Diane L. Wallace.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BNV	Total
7,198,647,378.476	6,547,141,899.530	651,505,478.946	0.000	0.000	7,198,647,378.476

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
80.347	7.995	0.000	0.000	88.342	90.950	9.050	0.000	0.000	100.000

Alan A. Brown, William D. Cvengros, Raudline Etienne, William F. McCalpin, Gary A. Poliner, James T. Rothe, William D. Stewart and Linda S. Wolf continue to serve as Trustees following the meeting.

5. For all Portfolios, except Global Unconstrained Bond Portfolio, to approve a proposal that would authorize the Adviser to enter into and materially amend sub-advisory agreements in the future with wholly-owned subadvisers and unaffiliated sub-advisers, with the approval of the Board of Trustees of the Trust, but without obtaining additional shareholder approval.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BNV	Total
119,362,533.358	64,338,309.841	8,636,881.264	7,061,811.094	0.000	80,037,002.198

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
53.902	7.236	5.916	0.000	67.054	80.386	10.791	8.823	0.000	100.000

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Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2017:

Capital Gain Distributions	$4,503,362
Dividends Received Deduction Percentage	100%

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Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Portfolio’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Portfolio’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 58 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	63

Director of Mutual Fund Directors Forum (a non-profit
organization serving
independent directors of U.S. mutual funds), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a
private grantmaking
foundation).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	63

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of
MotiveQuest LLC (strategic social market research
company) (2003-2016); Director of Nuveen Global
Investors LLC (2007-2011); Director of Communities in
Schools (2004-2010); and
Director of Mutual Fund Education Alliance (until
2010).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	63

Advisory Board Member, Innovate Partners Emerging
Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National
Retirement Partners
Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a
special purpose acquisition
corporation) (2007-2009); Director of RemedyTemp, Inc.
(temporary help services company) (1996-2006); and
Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts
(1987-1994).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	63	Director of Brightwood Capital Advisors, LLC (since 2014).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	63

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	63	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004-2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	63	None

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	6/17-Present	Retired.

Formerly, Independent Trustee,
Henderson Global Funds (13
portfolios) (2015-2017); Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) 2013-2017; Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC; and Treasurer for Driehau Mutual Funds.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	63

Director of Chicago
Community Trust (Regional Community Foundation),
Chicago Council on Global Affairs, InnerWorkings (U.S.
provider of print procurement
solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Walmart (until 2017), Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL)
(until 2014).

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive
Vice President and Director of Janus International Holding LLC (since 2011);
Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of INTECH
Investment Management LLC (since 2011); Executive Vice President and Director of
Perkins Investment Management LLC
(since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011).
Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus
Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief
Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus
Management Holdings Corporation, and Janus Services LLC (2011-2013).

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Senior Vice President and Head of Compliance, North America for Janus Henderson (since September 2017); Formerly, Vice President, Head of Global
Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017-September
2017); Vice President, Compliance at Janus Capital Group Inc. and Janus Capital
Management LLC (2005-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice
President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC
(2013-2016); and General Counsel and Secretary (2011-2012) and Vice President
(2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Notes

NotesPage1

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Notes

NotesPage2

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Notes

NotesPage3

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Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Perkins and Intech are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Portfolios distributed by Janus Henderson Distributors

109-02-81122 02-18

ANNUAL REPORT December 31, 2017

Janus Henderson VIT Overseas Portfolio (formerly named Janus Aspen Overseas Portfolio)

Janus Aspen Series

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Overseas Portfolio

Janus Henderson VIT Overseas Portfolio (unaudited)

PORTFOLIO SNAPSHOT We believe investing in companies where the market underestimates free-cash-flow growth and using risk efficiently drives excess returns.	George Maris portfolio manager

PERFORMANCE OVERVIEW

Janus Henderson VIT Overseas Portfolio’s Institutional Shares and Service Shares returned 31.12% and 30.80%, respectively, over the 12-month period ended December 31, 2017. The Portfolio’s primary benchmark, the MSCI All Country World ex-U.S. Index, returned 27.19%, and its secondary benchmark, the MSCI EAFE® Index, returned 25.03% during the period.

MARKET ENVIRONMENT

Global stocks delivered impressive gains during the year. Partly fueling the rally was synchronized growth among major economies. Emerging markets, in aggregate, outpaced their developed market peers. Within advanced economies, returns registered by Japanese benchmarks far exceeded those of major European countries. Japanese shares rose during the autumn as Prime Minister Shinzo Abe strengthened his reform mandate by winning parliamentary elections. The UK’s Theresa May was less successful in a similar tactic as her Conservative Party lost its majority in the House of Commons. Politics also cast a shadow on the Continent. Early in the period, strong results by populist movements threatened several countries’ political establishments. Emmanuel Macron’s victory in France’s presidential race, however, appeared to stem the populists’ momentum. Corporate earnings remained buoyant throughout the period. Most stock sectors delivered positive returns, led by technology and materials. Telecommunications and energy lagged the broader market.

PERFORMANCE DISCUSSION

The portfolio outperformed both its primary and secondary benchmark during the year. We employ a high-conviction investment approach seeking strong risk-adjusted performance over the long term. Over time, we believe we can drive excess returns in a risk-efficient manner by identifying companies whose free-cash-flow growth is underestimated by the market. This year, we were pleased to see our conviction rewarded, as many company- and industry-specific views we expressed in our portfolio played out, and drove stocks associated with those views higher.

Two Chinese Internet companies, Alibaba and Tencent, were among our top contributors and serve as good examples of stocks where we were rewarded for maintaining strong conviction. In 2016, Chinese Internet stocks performed poorly due to concerns about the health of the Chinese economy. We felt those concerns were overblown. More importantly, we felt strongly both Alibaba and Tencent were exposed to powerful secular growth trends that would prevail even in an environment of mild Chinese economic growth.

We liked Alibaba’s position as a dominant platform benefiting from increased consumer spending in China, and from the migration of Chinese consumption spending from offline to online channels. A string of impressive earnings results and increased guidance this year drove strong stock returns, validating our view of Alibaba’s growth potential. We still see upside for the stock as more consumption gravitates toward Alibaba’s platform, and as the company improves monetization of the platform by increasing the value proposition to the merchants using it.

Like Alibaba, Tencent’s stock also rose on impressive earnings growth and a strong outlook. Market share gains for its payments business and the popularity of some of its mobile games also played a role in driving the stock higher. We continue to like Tencent’s long-term growth potential and believe it can increase monetization of its online communications platform and gaming business, in particular through advertising.

Rio Tinto was another top contributor. Rising iron ore prices helped lift the stock during the year. While higher commodity prices benefit the company’s revenues, we believe Rio Tinto is better positioned than most materials companies to withstand any pricing environment due to its position as a leading, low-cost iron ore producer. We also

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Janus Henderson VIT Overseas Portfolio (unaudited)

like the way the company prudently manages its cost structure and balance sheet.

While pleased with the portfolio’s relative performance during the year, we still held stocks that produced disappointing results. The 13 Holdings was our largest detractor. We inherited the position in the thinly traded company as part of a portfolio manager transition and are monitoring the stock closely. The company is building an ultra-luxury casino in Macau, China. Regulatory uncertainty concerning the gaming business and a postponement of its grand opening were headwinds for the stock, as were debt problems for the company. We continue to monitor the position.

British American Tobacco was another detractor. The stock was hurt by the FDA’s announcement in late July that it wishes to reduce the nicotine content in combustible cigarettes. Following the completion of the acquisition of Reynolds American, the U.S. is now nearly half of British American Tobacco’s business. We sold the stock during the year.

Merlin Entertainment was also a detractor. Terrorist attacks in Europe led to weaker traffic at some of its entertainment attractions within the Continent, causing the company to reset earnings expectations. While this negatively impacted the stock, we maintain a positive long-term view of the company. We believe Merlin is one of the highest-quality companies in the leisure sector, with strong brands and high barriers to entry for many of its theme parks and Midway attractions. We see long-duration growth potential as the company expands its Midway Attractions and Legoland Parks. We also like Merlin’s defensive qualities: a mix of indoor and outdoor attractions helps protect it from weather related volatility, while a healthy demand mix from both locals and tourists makes the company less dependent on tourism than many other theme parks or entertainment companies.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the portfolio.

OUTLOOK

We see encouraging signs the global economic expansion is gaining steam. Those signs are not just in macroeconomic indicators – which are indeed improving in both developed and emerging economies – but in the viewpoints shared by individual companies.

In the industrials sector, we see companies gaining pricing power, a sharp contrast from an industrial recession a couple years ago. European industrials and materials companies whose goods have historically provided a good barometer of economic activity report both strong pricing and volume increases across the Continent. Some European construction equipment companies are also seeing orders accelerate.

In the technology sector, trends such as the transition to the cloud or deployment of the Internet of Things underpin a strong one-to three-year outlook for many companies. In addition, a repatriation holiday born out of U.S. tax reform could be a significant boost for U.S.-based technology companies, which could bring cash back at a lower tax rate to be reinvested in the sector.

Our outlook is also improving in Japan, where we see a consistent pattern of companies beating earnings and raising guidance for the last three quarters. We also hear habitually conservative Japanese management teams sounding more upbeat in conversations.

While we generally have a positive outlook on the economy and markets, we are carefully watching for potential risks on the horizon. One risk we monitor is any sign of stronger-than-expected inflation. So far inflation remains tame, but if governments continue to throw stimulus on top of a strengthening economy it could set the stage for a faster rise in prices. The market also shrugged off geopolitical risks, in spite of rising tensions between the U.S. and North Korea. Finally, we are waiting to see whether political risk could become a source of volatility again. We believe the market graduated beyond the short-term focus on politics it maintained in 2016, but with an Italian election approaching potential exists for politics to command attention again.

While we remain aware of these risks and will use volatility as a chance to add to some of our high conviction investment ideas, we generally maintain a sanguine outlook for stocks.

Thank you for your continued investment in Janus Henderson VIT Overseas Portfolio.

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Janus Henderson VIT Overseas Portfolio (unaudited)

Portfolio At A Glance

December 31, 2017

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Alibaba Group Holding Ltd (ADR)	3.31%	13 Holdings Ltd	-0.94%
	Tencent Holdings Ltd	2.48%	British American Tobacco PLC	-0.26%
	Rio Tinto Ltd	2.25%	Shire PLC	-0.15%
	AIA Group Ltd	1.87%	Merlin Entertainments PLC	-0.11%
	Diageo PLC	1.76%	Teva Pharmaceutical Industries Ltd (ADR)	-0.11%

	5 Top Performers - Sectors*
		Portfolio	Portfolio Weighting	MSCI All Country World ex USA Index
		Contribution	(Average % of Equity)	Weighting
	Information Technology	4.57%	15.95%	10.64%
	Consumer Discretionary	1.30%	14.53%	11.30%
	Materials	0.79%	7.13%	7.91%
	Consumer Staples	0.57%	8.04%	9.76%
	Telecom Services	-0.01%	4.31%	4.39%

	5 Bottom Performers - Sectors*
		Portfolio	Portfolio Weighting	MSCI All Country World ex USA Index
		Contribution	(Average % of Equity)	Weighting
	Industrials	-1.74%	9.47%	11.83%
	Other**	-0.52%	1.90%	0.00%
	Health Care	-0.44%	7.39%	7.92%
	Energy	-0.27%	5.36%	6.63%
	Financials	-0.10%	24.33%	23.28%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

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Portfolio At A Glance

December 31, 2017

5 Largest Equity Holdings - (% of Net Assets)
BNP Paribas SA
Banks	4.5%
Alibaba Group Holding Ltd (ADR)
Internet Software & Services	4.4%
Diageo PLC
Beverages	4.1%
Nippon Telegraph & Telephone Corp
Diversified Telecommunication Services	4.0%
Rio Tinto Ltd
Metals & Mining	3.8%
20.8%

Asset Allocation - (% of Net Assets)
Common Stocks	98.7%
Investment Companies	0.7%
OTC Purchased Options – Puts	0.1%
Other	0.5%
100.0%

Emerging markets comprised 27.0% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2017	As of December 31, 2016

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Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2017					per the May 1, 2017 prospectuses
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Institutional Shares	31.12%	2.51%	-0.63%	8.81%	0.52%
Service Shares	30.80%	2.25%	-0.88%	8.65%	0.77%
MSCI All Country World ex USA Index	27.19%	6.80%	1.84%	N/A**
MSCI EAFE Index	25.03%	7.90%	1.94%	5.22%
Morningstar Quartile - Institutional Shares	1st	4th	4th	1st
Morningstar Ranking - based on total returns for Foreign Large Blend Funds	26/794	633/642	458/489	9/140

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

This Portfolio has a performance-based management fee that may adjust up or down based on the Portfolio’s performance.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

High absolute short-term performance is not typical and may not be achieved in the future. Such results should not be the sole basis for evaluating material facts in making an investment decision.

The Portfolio will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns shown do not represent actual returns since they do not include insurance charges. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

See Financial Highlights for actual expense ratios during the reporting period.

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Performance

Performance for Service Shares prior to December 31, 1999 reflects the performance of Institutional Shares, adjusted to reflect the expenses of Service Shares.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Portfolio Report.”

Effective January 1, 2018, George Maris, Julian McManus and Garth Yettick are Co-Portfolio Managers of the Portfolio.

*The Portfolio’s inception date – May 2, 1994

**Since inception return is not shown for the index because the index’s inception date differs significantly from the Portfolio’s inception date.

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Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/17)	Ending Account Value (12/31/17)	Expenses Paid During Period (7/1/17 - 12/31/17)†	Beginning Account Value (7/1/17)	Ending Account Value (12/31/17)	Expenses Paid During Period (7/1/17 - 12/31/17)†	Net Annualized Expense Ratio (7/1/17 - 12/31/17)
Institutional Shares	$1,000.00	$1,097.80	$3.17	$1,000.00	$1,022.18	$3.06	0.60%
Service Shares	$1,000.00	$1,096.50	$4.44	$1,000.00	$1,020.97	$4.28	0.84%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Aspen Series	7

Janus Henderson VIT Overseas Portfolio

Schedule of Investments

December 31, 2017

Shares or Contract Amounts		Value
Common Stocks – 98.7%
Aerospace & Defense – 2.3%
Safran SA	182,561	$18,770,340
Automobiles – 1.8%
Mahindra & Mahindra Ltd	1,228,492	14,427,980
Banks – 15.7%
BNP Paribas SA	493,075	36,766,015
China Construction Bank Corp	21,507,000	19,783,295
ING Groep NV	1,506,199	27,711,876
Intesa Sanpaolo SpA	1,361,034	4,513,367
Mitsubishi UFJ Financial Group Inc	4,133,000	30,329,503
Permanent TSB Group Holdings PLC*	3,507,426	9,467,910
		128,571,966
Beverages – 6.2%
Ambev SA	2,623,000	17,004,770
Diageo PLC	921,612	33,723,007
		50,727,777
Biotechnology – 2.3%
Shire PLC	362,369	18,791,883
Chemicals – 0.9%
Shin-Etsu Chemical Co Ltd	73,000	7,404,996
Construction & Engineering – 3.0%
13 Holdings Ltd*	23,936,900	961,773
Eiffage SA	214,974	23,551,869
		24,513,642
Diversified Telecommunication Services – 4.0%
Nippon Telegraph & Telephone Corp	693,200	32,623,262
Food Products – 0.8%
Associated British Foods PLC	166,004	6,309,674
Hotels, Restaurants & Leisure – 3.5%
BK Brasil Operacao e Assessoria a Restaurantes SA*	559,147	2,950,599
GVC Holdings PLC	1,583,913	19,774,051
Merlin Entertainments PLC	1,209,855	5,913,132
		28,637,782
Household Durables – 2.1%
Sony Corp	388,700	17,462,345
Industrial Conglomerates – 3.1%
Seibu Holdings Inc	301,800	5,702,130
Siemens AG	144,459	20,041,092
		25,743,222
Insurance – 7.2%
AIA Group Ltd	2,823,400	24,079,624
NN Group NV	353,219	15,270,986
Sony Financial Holdings Inc	1,122,200	19,888,447
		59,239,057
Internet & Direct Marketing Retail – 2.8%
Ctrip.com International Ltd (ADR)*,†	268,948	11,860,607
MakeMyTrip Ltd*,†	377,468	11,267,420
		23,128,027
Internet Software & Services – 7.8%
Alibaba Group Holding Ltd (ADR)*	208,937	36,027,007
Tencent Holdings Ltd	547,200	28,288,400
		64,315,407
Metals & Mining – 6.6%
Constellium NV*	485,692	5,415,466
Hindustan Zinc Ltd	3,692,019	17,808,845
Rio Tinto Ltd	523,090	30,864,705
		54,089,016
Multi-Utilities – 0.7%
National Grid PLC	494,019	5,802,127

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2017

Janus Henderson VIT Overseas Portfolio

Schedule of Investments

December 31, 2017

Shares or Contract Amounts		Value
Common Stocks – (continued)
Oil, Gas & Consumable Fuels – 5.6%
Canadian Natural Resources Ltd†	572,567	$20,452,093
Petroleo Brasileiro SA (ADR)*,†	1,044,173	10,744,540
Sequa Petroleum NV*	1,450,820	17,405
TOTAL SA	269,068	14,844,090
		46,058,128
Pharmaceuticals – 5.6%
AstraZeneca PLC	127,080	8,718,940
Eisai Co Ltd	153,100	8,669,582
Indivior PLC*	1,242,458	6,762,214
Sanofi	249,945	21,518,522
		45,669,258
Real Estate Management & Development – 0.8%
Leopalace21 Corp	793,400	6,170,216
Semiconductor & Semiconductor Equipment – 4.9%
ASML Holding NV	139,377	24,177,273
Taiwan Semiconductor Manufacturing Co Ltd	2,081,000	15,995,106
		40,172,379
Software – 2.2%
Nexon Co Ltd*	628,700	18,272,546
Specialty Retail – 0.9%
Industria de Diseno Textil SA	214,621	7,463,940
Technology Hardware, Storage & Peripherals – 2.2%
Samsung Electronics Co Ltd	7,727	18,360,570
Textiles, Apparel & Luxury Goods – 3.7%
Cie Financiere Richemont SA	137,142	12,420,422
Samsonite International SA	3,934,500	18,073,617
		30,494,039
Thrifts & Mortgage Finance – 1.2%
LIC Housing Finance Ltd	1,148,614	10,121,681
Transportation Infrastructure – 0.4%
CCR SA	695,900	3,380,996
Water Utilities – 0.4%
Cia de Saneamento do Parana	199,120	3,596,565
Total Common Stocks (cost $606,317,747)		810,318,821
Investment Companies – 0.7%
Money Markets – 0.7%
Janus Cash Liquidity Fund LLC, 1.2731%ºº,£ (cost $5,519,619)	5,519,619	5,519,619
OTC Purchased Options – Puts – 0.1%
Counterparty/Reference Asset
Bank of America:
Alibaba Group Holdings Ltd,
Notional amount $12,397,717, premiums paid $908,097, unrealized depreciation $(56,973), exercise price $170.00, expires 6/15/18*	719	851,124
UBS AG:
Tencent Holdings Ltd,
Notional amount $9,380,104, premiums paid $391,064, unrealized depreciation $(260,118), exercise price 320.00 HKD, expires 6/28/18*	1,805	130,946
Total OTC Purchased Options – Puts (premiums paid $1,299,161, unrealized depreciation $(317,091))		982,070
Total Investments (total cost $613,136,527) – 99.5%		816,820,510
Cash, Receivables and Other Assets, net of Liabilities – 0.5%		4,396,444
Net Assets – 100%		$821,216,954

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	9

Janus Henderson VIT Overseas Portfolio

Schedule of Investments

December 31, 2017

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
Japan	$146,523,027	17.9%
France	120,866,302	14.8
United Kingdom	105,795,028	12.9
China	96,941,379	11.9
Netherlands	67,177,540	8.2
India	53,625,926	6.6
Hong Kong	43,115,014	5.3
Brazil	37,677,470	4.6
Australia	30,864,705	3.8
Canada	20,452,093	2.5
Germany	20,041,092	2.5
South Korea	18,360,570	2.2
Taiwan	15,995,106	2.0
Switzerland	12,420,422	1.5
Ireland	9,467,910	1.2
Spain	7,463,940	0.9
United States	5,519,619	0.7
Italy	4,513,367	0.5

Total	$816,820,510	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 12/31/17
Investment Companies – 0.7%
Money Markets – 0.7%
Janus Cash Liquidity Fund LLC, 1.2731%ºº	$82,056	$—	$—	$5,519,619

(1)For securities that were affiliated for a portion of the year ended December 31, 2017, this column reflects amounts for the entire year ended December 31, 2017 and not just the period in which the security was affiliated.

	Share Balance at 12/31/16	Purchases	Sales	Share Balance at 12/31/17
Investment Companies – 0.7%
Money Markets – 0.7%
Janus Cash Liquidity Fund LLC, 1.2731%ºº	10,858,140	169,494,011	(174,832,532)	5,519,619

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2017

Janus Henderson VIT Overseas Portfolio

Schedule of Investments

December 31, 2017

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2017.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of December 31, 2017

Equity Contracts
Asset Derivatives:
Purchased options contracts, at value	$982,070

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the year ended December 31, 2017.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended December 31, 2017

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Equity Contracts
Purchased options contracts	$(1,037,067)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Equity Contracts
Purchased options contracts	$ (317,091)

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Portfolio’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Year Ended December 31, 2017

Market Value
Purchased options contracts, put	$ 339,481

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	11

Janus Henderson VIT Overseas Portfolio

Notes to Schedule of Investments and Other Information

MSCI All Country World ex- USA IndexSM	MSCI All Country World ex USA IndexSM reflects the equity market performance of global developed and emerging markets, excluding the U.S.
MSCI EAFE® Index	MSCI EAFE® (Europe, Australasia, Far East) Index reflects the equity market performance of developed markets, excluding the U.S. and Canada.

ADR	American Depositary Receipt
LLC	Limited Liability Company
OTC	Over-the-Counter
PLC	Public Limited Company

*	Non-income producing security.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of December 31, 2017, is $33,759,739.

ºº	Rate shown is the 7-day yield as of December 31, 2017.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

12	DECEMBER 31, 2017

Janus Henderson VIT Overseas Portfolio

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks
Aerospace & Defense	$-	$18,770,340	$-
Automobiles	-	14,427,980	-
Banks	-	128,571,966	-
Beverages	-	50,727,777	-
Biotechnology	-	18,791,883	-
Chemicals	-	7,404,996	-
Construction & Engineering	-	24,513,642	-
Diversified Telecommunication Services	-	32,623,262	-
Food Products	-	6,309,674	-
Hotels, Restaurants & Leisure	-	28,637,782	-
Household Durables	-	17,462,345	-
Industrial Conglomerates	-	25,743,222	-
Insurance	-	59,239,057	-
Internet & Direct Marketing Retail	23,128,027	-	-
Internet Software & Services	36,027,007	28,288,400	-
Metals & Mining	5,415,466	48,673,550	-
Multi-Utilities	-	5,802,127	-
Oil, Gas & Consumable Fuels	31,196,633	14,861,495	-
Pharmaceuticals	-	45,669,258	-
Real Estate Management & Development	-	6,170,216	-
Semiconductor & Semiconductor Equipment	-	40,172,379	-
Software	-	18,272,546	-
Specialty Retail	-	7,463,940	-
Technology Hardware, Storage & Peripherals	-	18,360,570	-
Textiles, Apparel & Luxury Goods	-	30,494,039	-
Thrifts & Mortgage Finance	-	10,121,681	-
Transportation Infrastructure	-	3,380,996	-
Water Utilities	-	3,596,565	-
Investment Companies	-	5,519,619	-
OTC Purchased Options – Puts	-	982,070	-
Total Assets	$95,767,133	$721,053,377	$-

Janus Aspen Series	13

Janus Henderson VIT Overseas Portfolio

Statement of Assets and Liabilities

December 31, 2017

Assets:
Unaffiliated investments, at value(1)	$810,318,821
Affiliated investments, at value(2)	5,519,619
Purchased options, at value(3)	982,070
Cash	1,765,311
Restricted cash (Note 1)	3,157,770
Cash denominated in foreign currency(4)	208,413
Non-interested Trustees' deferred compensation	15,703
Receivables:
Investments sold	7,283,026
Dividends	522,448
Portfolio shares sold	212,752
Foreign tax reclaims	144,969
Dividends from affiliates	6,880
Other assets	15,546
Total Assets	830,153,328
Liabilities:
Payables:	—
Investments purchased	7,482,451
Portfolio shares repurchased	749,434
Advisory fees	352,001
12b-1 Distribution and shareholder servicing fees	138,910
Professional fees	51,680
Transfer agent fees and expenses	37,800
Custodian fees	18,399
Non-interested Trustees' deferred compensation fees	15,703
Non-interested Trustees' fees and expenses	5,791
Portfolio administration fees	5,585
Accrued expenses and other payables	78,620
Total Liabilities	8,936,374
Net Assets	$821,216,954
Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,043,676,264
Undistributed net investment income/(loss)	4,920,765
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(431,117,056)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	203,736,981
Total Net Assets	$821,216,954
Net Assets - Institutional Shares	$184,545,906
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,770,968
Net Asset Value Per Share	$31.98
Net Assets - Service Shares	$636,671,048
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	20,710,711
Net Asset Value Per Share	$30.74

(1) Includes cost of $606,317,747. (2) Includes cost of $5,519,619. (3) Premiums paid of $1,299,161. (4) Includes cost of $207,488.

See Notes to Financial Statements.

14	DECEMBER 31, 2017

Janus Henderson VIT Overseas Portfolio

Statement of Operations

For the year ended December 31, 2017

Investment Income:
Dividends	$18,542,372
Dividends from affiliates	82,056
Other income	3,897
Foreign tax withheld	(1,429,668)
Total Investment Income	17,198,657
Expenses:
Advisory fees	3,554,511
12b-1Distribution and shareholder servicing fees:
Service Shares	1,493,347
Transfer agent administrative fees and expenses:
Institutional Shares	88,226
Service Shares	298,669
Other transfer agent fees and expenses:
Institutional Shares	6,134
Service Shares	11,866
Shareholder reports expense	139,767
Custodian fees	94,607
Professional fees	85,536
Portfolio administration fees	66,109
Registration fees	24,420
Non-interested Trustees’ fees and expenses	20,271
Other expenses	47,961
Total Expenses	5,931,424
Net Investment Income/(Loss)	11,267,233
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	2,442,156
Purchased options contracts	(1,037,067)
Total Net Realized Gain/(Loss) on Investments	1,405,089
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	191,741,130
Purchased options contracts	(317,091)
Total Change in Unrealized Net Appreciation/Depreciation	191,424,039
Net Increase/(Decrease) in Net Assets Resulting from Operations	$204,096,361

See Notes to Financial Statements.

Janus Aspen Series	15

Janus Henderson VIT Overseas Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2017	Year ended December 31, 2016

Operations:
Net investment income/(loss)	$11,267,233	$9,381,530
Net realized gain/(loss) on investments	1,405,089	(392,855,271)
Change in unrealized net appreciation/depreciation	191,424,039	329,093,314
Net Increase/(Decrease) in Net Assets Resulting from Operations	204,096,361	(54,380,427)
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Institutional Shares	(2,935,504)	(7,617,292)
Service Shares	(9,436,810)	(25,899,237)
Total Dividends from Net Investment Income	(12,372,314)	(33,516,529)
Distributions from Net Realized Gain from Investment Transactions
Institutional Shares	—	(5,075,628)
Service Shares	—	(17,952,378)
Total Distributions from Net Realized Gain from Investment Transactions	—	(23,028,006)
Net Decrease from Dividends and Distributions to Shareholders	(12,372,314)	(56,544,535)
Capital Share Transactions:
Institutional Shares	(17,908,280)	(3,344,597)
Service Shares	(40,453,452)	(15,725,190)
Net Increase/(Decrease) from Capital Share Transactions	(58,361,732)	(19,069,787)
Net Increase/(Decrease) in Net Assets	133,362,315	(129,994,749)
Net Assets:
Beginning of period	687,854,639	817,849,388
End of period	$821,216,954	$687,854,639

Undistributed Net Investment Income/(Loss)	$4,920,765	$4,217,914

See Notes to Financial Statements.

16	DECEMBER 31, 2017

Janus Henderson VIT Overseas Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during each year ended December 31	2017	2016	2015		2014	2013
Net Asset Value, Beginning of Period	$24.79	$28.80	$32.56		$42.02	$37.96
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.48(1)	0.38(1)	0.29(1)		0.59(1)	1.40
Net realized and unrealized gain/(loss)	7.20	(2.35)	(2.92)		(4.74)	3.91
Total from Investment Operations	7.68	(1.97)	(2.63)		(4.15)	5.31
Less Dividends and Distributions:
Dividends (from net investment income)	(0.49)	(1.22)	(0.19)		(1.26)	(1.25)
Distributions (from capital gains)	—	(0.82)	(0.94)		(4.05)	—
Total Dividends and Distributions	(0.49)	(2.04)	(1.13)		(5.31)	(1.25)
Net Asset Value, End of Period	$31.98	$24.79	$28.80		$32.56	$42.02
Total Return*	31.12%	(6.45)%	(8.59)%		(11.87)%	14.56%
Net Assets, End of Period (in thousands)	$184,546	$158,362	$186,647		$364,378	$453,796
Average Net Assets for the Period (in thousands)	$176,815	$163,322	$306,322		$426,435	$458,592
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.57%	0.50%	0.51%		0.53%	0.51%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.57%	0.50%	0.51%		0.53%	0.51%
Ratio of Net Investment Income/(Loss)	1.65%	1.50%	0.90%		1.52%	1.23%
Portfolio Turnover Rate	33%	103%	31%		36%	30%
				1

Service Shares
For a share outstanding during each year ended December 31	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$23.87	$27.84	$31.55	$40.92	$37.03
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.39(1)	0.30(1)	0.19(1)	0.48(1)	1.12
Net realized and unrealized gain/(loss)	6.93	(2.27)	(2.80)	(4.60)	3.96
Total from Investment Operations	7.32	(1.97)	(2.61)	(4.12)	5.08
Less Dividends and Distributions:
Dividends (from net investment income)	(0.45)	(1.18)	(0.16)	(1.20)	(1.19)
Distributions (from capital gains)	—	(0.82)	(0.94)	(4.05)	—
Total Dividends and Distributions	(0.45)	(2.00)	(1.10)	(5.25)	(1.19)
Net Asset Value, End of Period	$30.74	$23.87	$27.84	$31.55	$40.92
Total Return*	30.80%	(6.71)%	(8.80)%	(12.10)%	14.28%
Net Assets, End of Period (in thousands)	$636,671	$529,492	$631,202	$773,482	$974,424
Average Net Assets for the Period (in thousands)	$598,500	$554,215	$722,654	$903,702	$971,802
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.82%	0.75%	0.77%	0.78%	0.76%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.82%	0.75%	0.77%	0.78%	0.76%
Ratio of Net Investment Income/(Loss)	1.40%	1.25%	0.62%	1.27%	0.99%
Portfolio Turnover Rate	33%	103%	31%	36%	30%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Aspen Series	17

Janus Henderson VIT Overseas Portfolio

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson VIT Overseas Portfolio (formerly named Janus Aspen Overseas Portfolio) (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 12 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks long-term growth of capital. The Portfolio is classified as diversified, as defined in the 1940 Act.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including other portfolios, participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that

18	DECEMBER 31, 2017

Janus Henderson VIT Overseas Portfolio

Notes to Financial Statements

market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2017 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

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Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

Restricted Cash

As of December 31, 2017, the Portfolio has restricted cash in the amount of $3,157,770. The restricted cash represents collateral pledged in relation to investment quota for China A Shares. The carrying value of the restricted cash approximates fair value.

2. Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the year ended December 31, 2017 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Portfolio may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative

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purposes (to earn income and seek to enhance returns). When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s Management LLC (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

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Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported on the Statement of Operations (if applicable). Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubinstein Binomial Option Pricing Model, or other appropriate option pricing model is used. Certain options contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities as “Variation margin receivable” or “Variation margin payable” (if applicable).

The Portfolio may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Portfolio may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

The Portfolio may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Portfolio may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the year, the Portfolio purchased put options on various equity securities for the purpose of decreasing exposure to individual equity risk.

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment

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objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

China A Shares

The Chinese government may permit a foreign investor to invest in China A Shares as a licensed Qualified Foreign Institutional Investor (“QFII”). QFII licenses are granted by the China Securities Regulatory Commission and an investment quota is granted by the State Administration of Foreign Exchange. Janus Capital has been granted a QFII license and an investment quota.

People’s Republic of China (“PRC”) regulations require QFIIs to entrust assets held in the PRC and to interact with government agencies through a China-based qualified custodian bank. Assets attributable to clients of Janus Capital will be held by the custodian in foreign exchange accounts and securities accounts in the joint name of Janus Capital and its clients, although the terms of the custody agreement make clear that the contents of the accounts belong to the clients, and not to Janus Capital.

During the year ended December 31, 2017, Janus Capital, in its capacity as a QFII, invested in China A Shares on behalf of the Portfolio. Repatriation of any invested capital is subject to approval by the regulator. Additionally, any repatriation of profits would be subject to an audit by a registered accountant in China, and subject to regulatory approval. In light of the foregoing, the Portfolio’s investment in China A Shares would be subject to the Portfolio’s limit of investing up to 15% of its net assets in illiquid investments. Current Chinese tax law is unclear whether capital gains realized on the Portfolio’s investments in China A shares will be subject to tax. Because management believes it is more likely than not that Chinese capital gains tax ultimately will not be imposed, the Portfolio does not accrue for such taxes.

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As of December 31, 2017, the Portfolio has available investment quota of $3,157,770. The Portfolio is subject to certain restrictions and administrative processes relating to its ability to repatriate cash balances and may incur substantial delays in gaining access to its assets.

Emerging Market Investing

The Portfolio may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Portfolio invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Portfolio’s investments. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities.

Offsetting Assets and Liabilities

The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Portfolio may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Portfolio does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable).

For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments as of December 31, 2017” table located in the Portfolio’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Bank of America	$851,124	$—	$—	$851,124
UBS AG	130,946	—	—	130,946

Total	$982,070	$—	$—	$982,070
(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that

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management elects not to offset on the Statement of Assets and Liabilities.
(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Portfolio may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Portfolio may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Portfolio’s “base” fee rate prior to any performance adjustment (expressed as an annual rate) is 0.64%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to its benchmark index. The Portfolio's benchmark index used in the calculation is the MSCI All Country World-ex USA IndexSM.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets based on the Portfolio’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable.

The Portfolio’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the year ended December 31, 2017, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.46%.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. Janus Services receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing investors, and answering inquiries regarding accounts. Janus Services expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio. Any unused portion will be reimbursed to the applicable share class at least annually.

In addition, Janus Services provides or arranges for the provision of certain other internal administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for these internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service

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providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and servicing fees, and the payments may exceed 12b-1 distribution and servicing fees actually incurred. If any of the Portfolio’s actual 12b-1 distribution and servicing fees incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio and providing personnel to serve as officers to the Portfolio. The Portfolio reimburses Janus Capital for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These costs include some or all of the salaries, fees, and expenses of Janus Capital employees and Portfolio officers, including the Portfolio’s Chief Compliance Officer and compliance staff, who provide specified administration and compliance services to the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Portfolio. These amounts are disclosed as “Portfolio administration fees” on the Statement of Operations. Total compensation of $17,105 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended December 31, 2017. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of December 31, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended December 31, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $416,450 were paid by the Trust to the Trustees under the Deferred Plan during the year ended December 31, 2017.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Portfolio's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended December 31, 2017 can be found in a table located in the Schedule of Investments.

The Portfolio is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Portfolio and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Portfolio from or to another fund or account that is or could be

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Notes to Financial Statements

considered an affiliate of the Portfolio under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended December 31, 2017, the Portfolio engaged in cross trades amounting to $396,667 in sales, resulting in a net realized loss of $18,937. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Portfolio’s Statement of Operations.

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 7,120,319	$ -	$(429,105,416)	$ -	$ -	$ 34,645	$199,491,142

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2017, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended December 31, 2017
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(58,794,774)	$(370,310,642)	$ (429,105,416)

During the year ended December 31, 2017, capital loss carryovers of $650,081 were utilized by the Portfolio.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2017 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 617,329,368	$226,421,986	$(26,930,844)	$ 199,491,142

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended December 31, 2017

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Notes to Financial Statements

Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 12,372,314	$ -	$ -	$ -

For the year ended December 31, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 36,194,611	$ 20,349,924	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Portfolio:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ -	$ 1,807,932	$ (1,807,932)

6. Capital Share Transactions

	Year ended December 31, 2017		Year ended December 31, 2016
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	495,559	$ 14,469,838	431,642	$ 10,888,230
Reinvested dividends and distributions	98,445	2,935,504	538,563	12,692,920
Shares repurchased	(1,211,991)	(35,313,622)	(1,061,659)	(26,925,747)
Net Increase/(Decrease)	(617,987)	$(17,908,280)	(91,454)	$ (3,344,597)
Service Shares:
Shares sold	2,229,351	$ 62,747,447	2,221,193	$ 53,779,172
Reinvested dividends and distributions	329,087	9,436,810	1,931,699	43,851,615
Shares repurchased	(4,029,299)	(112,637,709)	(4,645,045)	(113,355,977)
Net Increase/(Decrease)	(1,470,861)	$(40,453,452)	(492,153)	$(15,725,190)

7. Purchases and Sales of Investment Securities

For the year ended December 31, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$249,344,441	$ 306,393,187	$ -	$ -

8. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X was August 1, 2017. This report incorporates the amendments to Regulation S-X.

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Notes to Financial Statements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

9. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson merged with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger was effective May 30, 2017.

The consummation of the Merger may have been deemed to be an “assignment” (as defined in the 1940 Act) of the advisory agreement between the Portfolio and Janus Capital in effect on the date of the Merger. As a result, the consummation of the Merger may have caused the investment advisory agreement to terminate automatically in accordance with its terms.

On December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Portfolio and Janus Capital in order to permit Janus Capital to continue to provide advisory services to the Portfolio following the closing of the Merger (the “Post-Merger Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post-Merger Advisory Agreement, among other proposals, to Portfolio shareholders for approval.

Special Meeting(s) of Shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017.

Approval of Advisory Agreements

On April 6, 2017, shareholders of the Portfolio approved the Post-Merger Advisory Agreement with Janus Capital. The Post- Merger Advisory Agreement took effect upon the consummation of the Merger.

10. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2017 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Aspen Series and Shareholders of Janus Henderson VIT Overseas Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson VIT Overseas Portfolio (one of the portfolios constituting Janus Aspen Series, referred to hereafter as the “Portfolio”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
February 16, 2018

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Portfolio shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) . Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

December 2017

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 14 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which closed in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements prior to the close of the Transaction as well as the services provided after the Transaction closed.

At a meeting held on December 7, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2018 through February 1, 2019, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

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Additional Information (unaudited)

agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2017, approximately 70% of the Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2017, approximately 46% of the Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge

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Additional Information (unaudited)

quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

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Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that

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Additional Information (unaudited)

the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

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Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

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• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of

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Additional Information (unaudited)

that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% below the average total expenses of their respective Broadridge Expense Group peers and 18% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 8% below the average management fees for their Expense Groups and 9% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; (4) in three of seven product categories, the Funds receive proportionally better pricing than the industry in relation to Janus institutional clients; and (5) in seven of eight strategies, Janus Capital has lower management fees than funds subadvised by Janus Capital’s portfolio managers.

The Trustees considered the fees for each Fund for its fiscal year ended in 2016, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were

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Additional Information (unaudited)

reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to waive 11 basis points of management fees effective February 1, 2018 and also has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

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Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses effective June 5, 2017.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective February 1, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group averages for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Funds, and considered profitability data of other fund managers. The Trustees also considered the financial information, estimated profitability and corporate structure of Janus Capital’s parent company before and after the Transaction. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. The Trustees also noted that the Trustees’ independent fee consultant reviewed the overall profitability of Janus Capital’s parent company prior to the Transaction, and the independent fee consultant found that, while assessing the reasonableness of Fund expenses in light of such profits was dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons were limited in accuracy by differences in complex size, business mix, institutional account orientation and other factors, after accepting these limitations, the level of profit earned by Janus Capital’s parent company was reasonable. In this regard, the independent consultant concluded that the profitability of Janus Capital’s parent company did not show excess nor did it show any insufficiency that could limit the ability to invest the resources needed to drive strong future investment performance on behalf of the Funds.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Fund. The Trustees also considered such estimated profitability taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Fund was reasonable, including after taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. The Trustees also considered that the estimated profitability for an individual Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Funds was not a material factor in the Board’s approval of the reasonableness of any Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

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Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 86% of these Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus complex. The independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Funds, Janus Capital appeared to be investing to increase the likelihood that these Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

January 2017

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the

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investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the proposed transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which Janus Capital advised the Trustees was expected to close in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements both prior to the close of the Transaction, and afterwards, if the Transaction were not to close. If the Transaction closes, all such agreements would be replaced by new investment advisory agreements and subadvisory agreements, as applicable, for each Fund, assuming requisite Fund shareholder approvals have been obtained.

At a meeting held on January 26, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2017 through February 1, 2018, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided

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its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2016, approximately 76% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2016, approximately 47% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the

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bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

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• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, Intech Emerging Markets Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, Intech Global Income Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson International Managed Volatility Fund (formerly, Intech International Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, Intech U.S. Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

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• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

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• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen Intech U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

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The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 12% below the average total expenses of their respective Broadridge Expense Group peers and 20% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 11% below the average management fees for their Expense Groups and 13% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; and (4) in the majority of cases, the Funds receive proportionally better pricing than the industry in relation to Janus institutional and subadvised accounts.

The Trustees considered the fees for each Fund for its fiscal year ended in 2015, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share

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classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s total expenses exceeded the peer group average for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group average due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one- half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, Intech Emerging Markets Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, Intech Global Income Managed Volatility Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund (formerly, Intech International Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, Intech U.S. Managed Volatility Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s

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Additional Information (unaudited)

expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to

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Additional Information (unaudited)

limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen Intech U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the

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Additional Information (unaudited)

Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 91% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 83% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a

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Additional Information (unaudited)

subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

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The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the

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Useful Information About Your Portfolio Report (unaudited)

period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Shareholder Meeting (unaudited)

Special meetings of shareholders were held on April 6, 2017 and adjourned and reconvened on April 18, 2017 (together, the "meeting"). At the meeting, the following matters were voted on and approved by shareholders.  Each vote reported represents one dollar of net asset value held on the record date for the meeting.  The results of the meeting are noted below.

Proposals
1. For all Portfolios, to approve a new investment advisory agreement between the Trust, on behalf of the Portfolio, and Janus Capital Management LLC.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BNV	Total
702,669,665.844	585,464,763.677	21,845,316.014	33,770,734.148	0.000	641,080,813.839

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
83.320	3.109	4.806	0.000	91.235	91.325	3.408	5.268	0.000	100.000

4. To elect an additional Trustee to the Board of Trustees of the Trust. - Diane L. Wallace.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BNV	Total
7,198,647,378.476	6,547,141,899.530	651,505,478.946	0.000	0.000	7,198,647,378.476

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
80.347	7.995	0.000	0.000	88.342	90.950	9.050	0.000	0.000	100.000

Alan A. Brown, William D. Cvengros, Raudline Etienne, William F. McCalpin, Gary A. Poliner, James T. Rothe, William D. Stewart and Linda S. Wolf continue to serve as Trustees following the meeting.

5. For all Portfolios, except Global Unconstrained Bond Portfolio, to approve a proposal that would authorize the Adviser to enter into and materially amend sub-advisory agreements in the future with wholly-owned subadvisers and unaffiliated sub-advisers, with the approval of the Board of Trustees of the Trust, but without obtaining additional shareholder approval.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BNV	Total
702,669,665.844	512,229,500.931	72,182,557.093	56,668,755.815	0.000	641,080,813.839

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
72.898	10.273	8.065	0.000	91.235	79.901	11.260	8.840	0.000	100.000

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Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2017:

Foreign Taxes Paid	$1,429,668
Foreign Source Income	$18,163,888

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Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Portfolio’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Portfolio’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 58 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	63

Director of Mutual Fund Directors Forum (a non-profit
organization serving
independent directors of U.S. mutual funds), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a
private grantmaking
foundation).

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Janus Henderson VIT Overseas Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	63

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of
MotiveQuest LLC (strategic social market research
company) (2003-2016); Director of Nuveen Global
Investors LLC (2007-2011); Director of Communities in
Schools (2004-2010); and
Director of Mutual Fund Education Alliance (until
2010).

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Janus Henderson VIT Overseas Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	63

Advisory Board Member, Innovate Partners Emerging
Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National
Retirement Partners
Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a
special purpose acquisition
corporation) (2007-2009); Director of RemedyTemp, Inc.
(temporary help services company) (1996-2006); and
Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts
(1987-1994).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	63	Director of Brightwood Capital Advisors, LLC (since 2014).

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Janus Henderson VIT Overseas Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	63

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	63	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004-2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	63	None

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	6/17-Present	Retired.

Formerly, Independent Trustee,
Henderson Global Funds (13
portfolios) (2015-2017); Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) 2013-2017; Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC; and Treasurer for Driehau Mutual Funds.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	63

Director of Chicago
Community Trust (Regional Community Foundation),
Chicago Council on Global Affairs, InnerWorkings (U.S.
provider of print procurement
solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Walmart (until 2017), Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL)
(until 2014).

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
George P. Maris 151 Detroit Street Denver, CO 80206 DOB: 1968	Executive Vice President and Co-Portfolio Manager Janus Henderson Overseas Portfolio	1/16-Present	Vice President of Janus Capital and Portfolio Manager for other Janus Henderson accounts.
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Senior Vice President and Head of Compliance, North America for Janus Henderson (since September 2017); Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017-September
2017); Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC (2005-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Perkins and Intech are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Portfolios distributed by Janus Henderson Distributors

109-02-81120 02-18

ANNUAL REPORT December 31, 2017

Janus Henderson VIT Research Portfolio (formerly named Janus Aspen Janus Portfolio)

Janus Aspen Series

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Research Portfolio

Janus Henderson VIT Research Portfolio (unaudited)

PORTFOLIO SNAPSHOT We seek to create a high-conviction portfolio reflecting the best ideas of our research team.	Team-Based Approach Led by Carmel Wellso, Director of Research

PERFORMANCE OVERVIEW

For the 12-month period ended December 31, 2017, Janus Henderson VIT Research Portfolio’s Institutional Shares and Service Shares returned 27.88% and 27.55%, respectively. Meanwhile, the Portfolio’s primary benchmark, the Russell 1000® Growth Index, returned 30.21% and its secondary benchmark, the S&P 500® Index, returned 21.83%. Another benchmark we use to measure performance, the Core Growth Index, returned 25.97%. The Core Growth Index is an internally calculated benchmark combining returns from the Russell 1000 Growth Index (50%) and S&P 500 Index (50%).

INVESTMENT ENVIRONMENT

Stocks rallied over the course of the year, fueled by a combination of strong corporate fundamentals and the expectation that the Trump administration would champion a pro-growth agenda. For their part, corporations delivered, as both revenue and earnings results consistently exceeded consensus expectations. On the policy front, after early missteps and failure to achieve health care reform, Congress passed a significant overhaul to the U.S. tax code, lowering the tax rate for corporations starting in 2018. Job growth and other positive economic data created a favorable backdrop for risk assets. And the Federal Reserve continued its slow-and-steady approach to policy normalization, raising its benchmark rate just three times by 25 basis points each. Across the broader market, technology was a top performer. Only energy and telecommunications failed to deliver positive returns.

PERFORMANCE DISCUSSION

Our Portfolio, which represents the best ideas of our six sector teams, focuses on companies that we believe can generate multiyear growth. Investing in companies with characteristics such as brand power and competitive position, we believe, can drive superior long-term performance. The diversified nature of the Portfolio is also designed to minimize macroeconomic risks. While we seek outperformance over the long term, our Portfolio may lag its primary benchmark over shorter time frames, as it did this period.

Our health care and industrials holdings detracted most from relative results, while our holdings in technology and consumer were the largest contributors to relative performance.

Weighing on performance on an absolute basis was Envision Healthcare. The firm provides physician outsourcing services to hospitals, owns outpatient surgery centers and operates emergency transportation services. The stock came under pressure as a result of lower hospital volumes during Hurricanes Harvey and Irma and reduced demand from health care exchanges. In addition, Envision faced scrutiny after a study found that many of its emergency room services were billed at higher out-of-network rates. The company then reported weak quarterly earnings as a result of falling hospital admissions and lower reimbursement rates. With the macroeconomic backdrop for hospital services challenging and Envision’s debt level still high after its merger with Amsurg, we decided to exit the stock.

Also weighing on performance was Bristol-Myers Squibb. Shares of this pharmaceutical giant stumbled after the company announced in January that it would not try to get quick approval from the Food and Drug Administration for its combination immuno-oncology lung cancer treatment. The decision suggested that Bristol-Myers was less optimistic about trial results for the treatment. Shortly thereafter, we exited our position.

Allergan was another detractor. Patent disputes concerning Restasis, the firm’s blockbuster medicine for dry eye, weighed on the stock. A federal judge invalidated Allergan’s patent, while several generic drug makers also challenged Allergan’s patent through inter partes review. Despite the Restasis patent issue, we are constructive on the stock. In our view, the stock price considerably undervalues Allergan’s medical aesthetics franchise,

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Janus Henderson VIT Research Portfolio (unaudited)

which includes Botox and Juvéderm. We believe the duration of growth for those franchises will exceed current market expectations. Additionally, we think the company gets little credit for its pipeline, though that could change in the near term, with several meaningful data results expected.

While disappointed by these results, we were pleased with the performance of other holdings, including Alphabet, the parent company of Google. The stock rose steadily throughout the period on impressive earnings results, including an acceleration of revenue growth for mobile search and YouTube. We believe Alphabet’s core search business is one of the most attractive growth assets in the world, and are increasingly confident that Alphabet’s autonomous driving subsidiary can one day become a large company in its own right. Further, we believe the network effects associated with Alphabet’s advertising business and Android operating system entrench the company as a leading beneficiary of advertising spending moving from offline channels to mobile and online video channels.

Amazon.com was another steady contributor, with a significant bounce late in the period after the company reported earnings results that beat consensus expectations. We still see significant growth potential for Amazon. The company’s tremendous scale and distribution advantage allow it to offer fast delivery of retail goods at attractive prices. These competitive advantages have entrenched the company as the dominant e-commerce platform, and should allow it to continue to gain consumers’ wallet share, as more shopping moves from physical stores to online and mobile purchases. Meanwhile, Amazon Web Services (AWS) is revolutionizing the way companies utilize IT services, with AWS’ large scale creating a disruptive pricing model for the industry.

Another tech name, Adobe Systems, also aided performance. The stock enjoyed a significant boost after the company held an encouraging analyst day for investors, forecasting longer duration of growth and better margins than the market expected. An increase in guidance on 2018 earnings was also encouraging. We continue to see upside for Adobe, and believe it is one of the best ways to invest in the proliferation of enterprise cloud software.

DERIVATIVES USE

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Portfolio.

OUTLOOK

As we start 2018, we believe equities are fully priced, but not overvalued. We see global markets that can maintain multiples and, thus, move with earnings growth. And with macro concerns less prominent, we also think risk will be at the stock level, helping minimize overall volatility.

That said, investors remain edgy about the stock market’s multiyear rally and could get easily spooked. We also are not without worry. Although there is no age limit for a bull market and the recovery from the last downturn has been slower than usual, the normalization of central bank policy or a flattening yield curve could unsettle investors.

However, we also recognize many positive trends. For one, U.S. stocks reflected improving company fundamentals in 2017, and we think that trend will continue in 2018. Global economic growth, high corporate and consumer confidence levels, low inflation, low long-term rates, and, importantly, tax reform for U.S. corporations could lift profits and spur capital expenditures. We also think clarity on tax policy should prompt more acquisitions, a market positive. Meanwhile, Europe’s recovery is on track, and China continues to report a stabilizing and growing economy, despite concerns about the country’s debt levels.

It may be tempting to be defensive late in the business cycle, but we believe it is important to recognize long-term secular trends. So in addition to favoring economically resilient industries, we think maintaining exposure to growth opportunities in health care and technology is key. These stocks are not immune to a market correction, but we believe the powerful transformations that are occurring in these areas are enduring.

With 2018 equity markets likely driven by company fundamentals, data points in quarterly earnings will become even more important. An edgy bear could be quick to strike, and there will be days when the news raises fears. Stay calm. We believe 2018 is a time for leading companies to distinguish themselves from competitors, and for investors who focus on these firms to do the same.

Thank you for your investment in Janus Henderson VIT Research Portfolio.

2	DECEMBER 31, 2017

Janus Henderson VIT Research Portfolio (unaudited)

Portfolio At A Glance

December 31, 2017

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Alphabet Inc	2.08%	Envision Healthcare Corp	-0.40%
	Amazon.com Inc	1.82%	Bristol-Myers Squibb Co	-0.32%
	Microsoft Corp	1.75%	Celgene Corp	-0.18%
	Adobe Systems Inc	1.43%	Allergan PLC	-0.17%
	Apple Inc	1.38%	Puma Biotechnology Inc	-0.16%

	5 Top Performers - Sectors*
		Portfolio	Portfolio Weighting	Russell 1000 Growth Index
		Contribution	(Average % of Equity)	Weighting
	Consumer Staples	1.00%	6.78%	7.98%
	Information Technology	0.88%	37.63%	35.35%
	Real Estate	0.47%	2.47%	2.64%
	Telecom Services	0.18%	0.62%	1.00%
	Consumer Discretionary	0.07%	18.44%	19.34%

	5 Bottom Performers - Sectors*
		Portfolio	Portfolio Weighting	Russell 1000 Growth Index
		Contribution	(Average % of Equity)	Weighting
	Health Care	-2.21%	14.46%	14.65%
	Industrials	-1.23%	11.07%	11.56%
	Other**	-0.37%	1.12%	0.00%
	Materials	-0.24%	3.82%	3.67%
	Energy	-0.21%	0.72%	0.68%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	The sectors listed above reflect those covered by the six analyst teams who comprise the Janus Henderson Research Team.
**	Not a covered sector.

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Janus Henderson VIT Research Portfolio (unaudited)

Portfolio At A Glance

December 31, 2017

5 Largest Equity Holdings - (% of Net Assets)
Alphabet Inc
Internet Software & Services	5.7%
Apple Inc
Technology Hardware, Storage & Peripherals	5.3%
Amazon.com Inc
Internet & Direct Marketing Retail	4.0%
Microsoft Corp
Software	3.4%
Facebook Inc
Internet Software & Services	2.8%
21.2%

Asset Allocation - (% of Net Assets)
Common Stocks	98.9%
Investment Companies	1.2%
Other	(0.1)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2017	As of December 31, 2016

4	DECEMBER 31, 2017

Janus Henderson VIT Research Portfolio (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2017					per the May 1, 2017 prospectuses
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Institutional Shares	27.88%	14.80%	7.74%	8.47%	0.64%
Service Shares	27.55%	14.52%	7.48%	8.18%	0.89%
Russell 1000 Growth Index	30.21%	17.33%	10.00%	9.41%
S&P 500 Index	21.83%	15.79%	8.50%	9.63%
Core Growth Index	25.97%	16.57%	9.26%	9.56%
Morningstar Quartile - Institutional Shares	2nd	3rd	3rd	3rd
Morningstar Ranking - based on total returns for Large Growth Funds	765/1,431	883/1,339	773/1,140	284/443

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

This Portfolio has a performance-based management fee that may adjust up or down based on the Portfolio’s performance.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

High absolute short-term performance is not typical and may not be achieved in the future. Such results should not be the sole basis for evaluating material facts in making an investment decision.

Returns shown do not represent actual returns since they do not include insurance charges. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Performance for Service Shares prior to December 31, 1999 reflects the performance of Institutional Shares, adjusted to reflect the expenses of Service Shares.

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Janus Henderson VIT Research Portfolio (unaudited)

Performance

Ranking is for the share class shown only; other classes may have different performance characteristics. Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Portfolio Report.”

Effective May 1, 2017, the Portfolio is managed by the Janus Henderson Research Team, overseen by Carmel Wellso.

*The Portfolio’s inception date – September 13, 1993

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Janus Henderson VIT Research Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/17)	Ending Account Value (12/31/17)	Expenses Paid During Period (7/1/17 - 12/31/17)†	Beginning Account Value (7/1/17)	Ending Account Value (12/31/17)	Expenses Paid During Period (7/1/17 - 12/31/17)†	Net Annualized Expense Ratio (7/1/17 - 12/31/17)
Institutional Shares	$1,000.00	$1,103.90	$3.23	$1,000.00	$1,022.13	$3.11	0.61%
Service Shares	$1,000.00	$1,102.50	$4.56	$1,000.00	$1,020.87	$4.38	0.86%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

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Schedule of Investments

December 31, 2017

Shares		Value
Common Stocks – 98.9%
Aerospace & Defense – 2.3%
General Dynamics Corp	35,289	$7,179,547
Northrop Grumman Corp	16,247	4,986,367
		12,165,914
Airlines – 1.0%
United Continental Holdings Inc*	79,984	5,390,922
Auto Components – 1.2%
Aptiv PLC	75,999	6,446,995
Beverages – 1.8%
Coca-Cola Co	206,615	9,479,496
Biotechnology – 4.6%
AnaptysBio Inc*	12,053	1,213,978
Biogen Inc*	21,760	6,932,083
Celgene Corp*	59,829	6,243,754
Insmed Inc*	52,658	1,641,876
Puma Biotechnology Inc*	44,652	4,413,850
Regeneron Pharmaceuticals Inc*	11,941	4,489,338
		24,934,879
Building Products – 0.7%
AO Smith Corp	63,499	3,891,219
Capital Markets – 1.8%
Blackstone Group LP	54,390	1,741,567
Intercontinental Exchange Inc	51,121	3,607,098
TD Ameritrade Holding Corp	89,805	4,591,730
		9,940,395
Chemicals – 3.1%
Air Products & Chemicals Inc	46,561	7,639,729
Monsanto Co	23,154	2,703,924
Sherwin-Williams Co	15,438	6,330,198
		16,673,851
Construction Materials – 1.1%
Vulcan Materials Co	46,278	5,940,707
Consumer Finance – 0.5%
Synchrony Financial	67,181	2,593,858
Containers & Packaging – 1.8%
Ball Corp	112,409	4,254,681
Sealed Air Corp	108,935	5,370,495
		9,625,176
Diversified Consumer Services – 0.5%
ServiceMaster Global Holdings Inc*	52,048	2,668,501
Electrical Equipment – 2.1%
AMETEK Inc	79,203	5,739,841
Sensata Technologies Holding NV*	108,391	5,539,864
		11,279,705
Electronic Equipment, Instruments & Components – 2.0%
Amphenol Corp	57,896	5,083,269
Flex Ltd*	312,834	5,627,884
		10,711,153
Equity Real Estate Investment Trusts (REITs) – 2.0%
American Tower Corp	66,122	9,433,626
Invitation Homes Inc	69,924	1,648,109
		11,081,735
Food & Staples Retailing – 0.9%
Costco Wholesale Corp	25,831	4,807,666
Food Products – 0.8%
Hershey Co	36,914	4,190,108
Health Care Equipment & Supplies – 1.6%
Boston Scientific Corp*	188,693	4,677,699

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2017

Janus Henderson VIT Research Portfolio

Schedule of Investments

December 31, 2017

Shares		Value
Common Stocks – (continued)
Health Care Equipment & Supplies – (continued)
DexCom Inc*	72,315	$4,150,158
		8,827,857
Health Care Providers & Services – 3.0%
Aetna Inc	33,338	6,013,842
Humana Inc	23,462	5,820,218
Universal Health Services Inc	40,446	4,584,554
		16,418,614
Health Care Technology – 0.6%
athenahealth Inc*	25,826	3,435,891
Hotels, Restaurants & Leisure – 4.3%
Aramark	73,836	3,155,751
Dunkin' Brands Group Inc	48,081	3,099,782
McDonald's Corp	51,579	8,877,777
Norwegian Cruise Line Holdings Ltd*	21,542	1,147,112
Starbucks Corp	123,628	7,099,956
		23,380,378
Independent Power and Renewable Electricity Producers – 0.3%
NRG Energy Inc	57,001	1,623,388
Information Technology Services – 5.8%
Amdocs Ltd	44,059	2,884,983
Gartner Inc*	26,753	3,294,632
Mastercard Inc	66,931	10,130,676
Vantiv Inc*	27,711	2,038,144
Visa Inc	111,598	12,724,404
		31,072,839
Insurance – 0.9%
Progressive Corp	90,933	5,121,347
Internet & Direct Marketing Retail – 5.4%
Amazon.com Inc*	18,267	21,362,708
Priceline Group Inc*	3,620	6,290,619
Wayfair Inc*	21,817	1,751,251
		29,404,578
Internet Software & Services – 9.3%
Alphabet Inc*	29,373	30,735,907
CoStar Group Inc*	15,251	4,528,784
Facebook Inc*	85,448	15,078,154
		50,342,845
Life Sciences Tools & Services – 0.8%
Thermo Fisher Scientific Inc	23,598	4,480,788
Machinery – 1.5%
Illinois Tool Works Inc	47,331	7,897,177
Media – 3.0%
Comcast Corp	214,651	8,596,773
Walt Disney Co	69,644	7,487,426
		16,084,199
Oil, Gas & Consumable Fuels – 0.6%
Anadarko Petroleum Corp	31,915	1,711,921
Enterprise Products Partners LP	55,576	1,473,320
		3,185,241
Personal Products – 1.0%
Estee Lauder Cos Inc	43,112	5,485,571
Pharmaceuticals – 2.0%
Allergan PLC	17,350	2,838,113
Eli Lilly & Co	91,383	7,718,208
		10,556,321
Professional Services – 0.5%
Verisk Analytics Inc*	30,604	2,937,984

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

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Schedule of Investments

December 31, 2017

Shares		Value
Common Stocks – (continued)
Real Estate Investment Trusts (REITs) – 0%
Colony American Homes III (144A)¢,§	442,372	$28,415
Road & Rail – 1.6%
CSX Corp	159,756	8,788,178
Semiconductor & Semiconductor Equipment – 4.5%
Broadcom Ltd	34,360	8,827,084
Microchip Technology Inc	67,070	5,894,112
Texas Instruments Inc	89,188	9,314,795
		24,035,991
Software – 11.5%
Activision Blizzard Inc	131,176	8,306,064
Adobe Systems Inc*	67,473	11,823,969
Cadence Design Systems Inc*	76,255	3,188,984
Microsoft Corp	215,179	18,406,412
salesforce.com Inc*	82,310	8,414,551
SS&C Technologies Holdings Inc	58,978	2,387,429
Tyler Technologies Inc*	31,672	5,607,528
Ultimate Software Group Inc*	18,153	3,961,529
		62,096,466
Specialty Retail – 3.0%
AutoZone Inc*	3,145	2,237,259
Home Depot Inc	41,922	7,945,477
L Brands Inc	30,786	1,853,933
Tractor Supply Co	52,679	3,937,755
		15,974,424
Technology Hardware, Storage & Peripherals – 5.3%
Apple Inc	169,234	28,639,470
Textiles, Apparel & Luxury Goods – 1.5%
Carter's Inc	22,427	2,634,948
NIKE Inc	83,658	5,232,808
		7,867,756
Tobacco – 1.5%
Altria Group Inc	110,671	7,903,016
Trading Companies & Distributors – 0.7%
Fastenal Co	71,109	3,888,951
Wireless Telecommunication Services – 0.5%
T-Mobile US Inc*	40,901	2,597,623
Total Common Stocks (cost $389,835,619)		533,897,588
Investment Companies – 1.2%
Money Markets – 1.2%
Janus Cash Liquidity Fund LLC, 1.2731%ºº,£ (cost $6,311,000)	6,311,000	6,311,000
Total Investments (total cost $396,146,619) – 100.1%		540,208,588
Liabilities, net of Cash, Receivables and Other Assets – (0.1)%		(721,934)
Net Assets – 100%		$539,486,654

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2017

Janus Henderson VIT Research Portfolio

Schedule of Investments

December 31, 2017

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 12/31/17
Investment Companies – 1.2%
Money Markets – 1.2%
Janus Cash Liquidity Fund LLC, 1.2731%ºº	$38,153	$—	$—	$6,311,000

(1) For securities that were affiliated for a portion of the year ended December 31, 2017, this column reflects amounts for the entire year ended December 31, 2017 and not just the period in which the security was affiliated.

	Share Balance at 12/31/16	Purchases	Sales	Share Balance at 12/31/17
Investment Companies – 1.2%
Money Markets – 1.2%
Janus Cash Liquidity Fund LLC, 1.2731%ºº	5,920,000	86,370,004	(85,979,004)	6,311,000

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the year ended December 31, 2017.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended December 31, 2017

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Equity Contracts
Purchased options contracts	$(145,374)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Equity Contracts
Purchased options contracts	$ 143,346

Please see the Net Realized Gain/(Loss) on Investments and "Change in Unrealized Net Appreciation/Depreciation" sections of the Portfolio’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Year Ended December 31, 2017

Market Value
Purchased options contracts, call	$ 156

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

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Notes to Schedule of Investments and Other Information

Russell 1000® Growth Index	Russell 1000® Growth Index reflects the performance of U.S. large-cap equities with higher price-to-book ratios and higher forecasted growth values.
Core Growth Index	Core Growth Index is an internally calculated, hypothetical combination of total returns from the Russell 1000® Growth Index (50%) and the S&P 500® Index (50%).
S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended December 31, 2017 is $28,415, which represents 0.0% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of December 31, 2017.

¢	Security is valued using significant unobservable inputs.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

§				Schedule of Restricted and Illiquid Securities (as of December 31, 2017)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Colony American Homes III	10/8/16	$35,020	$28,415	0.0%

The Portfolio has registration rights for certain restricted securities held as of December 31, 2017. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks
Real Estate Investment Trusts (REITs)	$-	$-	$28,415
All Other	533,869,173	-	-
Investment Companies	-	6,311,000	-
Total Assets	$533,869,173	$6,311,000	$28,415

12	DECEMBER 31, 2017

Janus Henderson VIT Research Portfolio

Statement of Assets and Liabilities

December 31, 2017

Assets:
Unaffiliated investments, at value(1)	$533,897,588
Affiliated investments, at value(2)	6,311,000
Cash	870
Non-interested Trustees' deferred compensation	10,310
Receivables:
Dividends	310,490
Portfolio shares sold	218,438
Dividends from affiliates	5,119
Foreign tax reclaims	1,931
Other assets	4,591
Total Assets	540,760,337
Liabilities:
Payables:	—
Investments purchased	607,362
Portfolio shares repurchased	278,117
Advisory fees	236,497
12b-1 Distribution and shareholder servicing fees	35,269
Professional fees	34,380
Transfer agent fees and expenses	25,466
Non-interested Trustees' deferred compensation fees	10,310
Non-interested Trustees' fees and expenses	3,822
Portfolio administration fees	3,698
Custodian fees	2,990
Accrued expenses and other payables	35,772
Total Liabilities	1,273,683
Net Assets	$539,486,654
Net Assets Consist of:
Capital (par value and paid-in surplus)	$369,485,465
Undistributed net investment income/(loss)	1,055,597
Undistributed net realized gain/(loss) from investments and foreign currency transactions	24,881,771
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	144,063,821
Total Net Assets	$539,486,654
Net Assets - Institutional Shares	$379,047,530
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	10,380,677
Net Asset Value Per Share	$36.51
Net Assets - Service Shares	$160,439,124
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,496,603
Net Asset Value Per Share	$35.68

(1) Includes cost of $389,835,619. (2) Includes cost of $6,311,000.

See Notes to Financial Statements.

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Statement of Operations

For the year ended December 31, 2017

Investment Income:
Dividends	$5,605,848
Dividends from affiliates	38,153
Foreign tax withheld	(1,407)
Total Investment Income	5,642,594
Expenses:
Advisory fees	2,627,162
12b-1Distribution and shareholder servicing fees:
Service Shares	386,633
Transfer agent administrative fees and expenses:
Institutional Shares	180,061
Service Shares	77,327
Other transfer agent fees and expenses:
Institutional Shares	12,562
Service Shares	3,178
Shareholder reports expense	66,474
Professional fees	49,290
Portfolio administration fees	44,008
Registration fees	24,448
Custodian fees	19,443
Non-interested Trustees’ fees and expenses	13,325
Other expenses	33,012
Total Expenses	3,536,923
Net Investment Income/(Loss)	2,105,671
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	49,239,013
Purchased options contracts	(145,374)
Total Net Realized Gain/(Loss) on Investments	49,093,639
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	73,794,829
Purchased options contracts	143,346
Total Change in Unrealized Net Appreciation/Depreciation	73,938,175
Net Increase/(Decrease) in Net Assets Resulting from Operations	$125,137,485

See Notes to Financial Statements.

14	DECEMBER 31, 2017

Janus Henderson VIT Research Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2017	Year ended December 31, 2016

Operations:
Net investment income/(loss)	$2,105,671	$1,986,659
Net realized gain/(loss) on investments	49,093,639	28,581,471
Change in unrealized net appreciation/depreciation	73,938,175	(28,910,524)
Net Increase/(Decrease) in Net Assets Resulting from Operations	125,137,485	1,657,606
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Institutional Shares	(1,412,483)	(1,882,866)
Service Shares	(376,759)	(579,147)
Total Dividends from Net Investment Income	(1,789,242)	(2,462,013)
Distributions from Net Realized Gain from Investment Transactions
Institutional Shares	(3,425,857)	(21,802,599)
Service Shares	(1,510,437)	(9,582,277)
Total Distributions from Net Realized Gain from Investment Transactions	(4,936,294)	(31,384,876)
Net Decrease from Dividends and Distributions to Shareholders	(6,725,536)	(33,846,889)
Capital Share Transactions:
Institutional Shares	(34,354,187)	(27,969,269)
Service Shares	(18,987,617)	(9,235,600)
Net Increase/(Decrease) from Capital Share Transactions	(53,341,804)	(37,204,869)
Net Increase/(Decrease) in Net Assets	65,070,145	(69,394,152)
Net Assets:
Beginning of period	474,416,509	543,810,661
End of period	$539,486,654	$474,416,509

Undistributed Net Investment Income/(Loss)	$1,055,597	$924,457

See Notes to Financial Statements.

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Financial Highlights

Institutional Shares
For a share outstanding during each year ended December 31	2017	2016	2015		2014	2013
Net Asset Value, Beginning of Period	$28.93	$30.84	$35.76		$34.20	$26.45
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.16(1)	0.14(1)	0.17(1)		0.15(1)	0.16
Net realized and unrealized gain/(loss)	7.87	(0.03)	1.92		4.08	7.83
Total from Investment Operations	8.03	0.11	2.09		4.23	7.99
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.16)	(0.23)		(0.13)	(0.24)
Distributions (from capital gains)	(0.32)	(1.86)	(6.78)		(2.54)	—
Total Dividends and Distributions	(0.45)	(2.02)	(7.01)		(2.67)	(0.24)
Net Asset Value, End of Period	$36.51	$28.93	$30.84		$35.76	$34.20
Total Return*	27.88%	0.50%	5.35%		12.99%	30.34%
Net Assets, End of Period (in thousands)	$379,048	$330,516	$380,663		$431,838	$433,603
Average Net Assets for the Period (in thousands)	$360,896	$353,738	$413,393		$420,607	$399,973
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.61%	0.62%	0.71%		0.55%	0.54%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.61%	0.62%	0.71%		0.55%	0.54%
Ratio of Net Investment Income/(Loss)	0.48%	0.47%	0.49%		0.44%	0.65%
Portfolio Turnover Rate	55%	58%	54%		60%	50%
				1

Service Shares
For a share outstanding during each year ended December 31	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$28.31	$30.24	$35.21	$33.74	$26.13
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.08(1)	0.06(1)	0.08(1)	0.06(1)	0.02
Net realized and unrealized gain/(loss)	7.69	(0.02)	1.89	4.03	7.79
Total from Investment Operations	7.77	0.04	1.97	4.09	7.81
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	(0.11)	(0.16)	(0.08)	(0.20)
Distributions (from capital gains)	(0.32)	(1.86)	(6.78)	(2.54)	—
Total Dividends and Distributions	(0.40)	(1.97)	(6.94)	(2.62)	(0.20)
Net Asset Value, End of Period	$35.68	$28.31	$30.24	$35.21	$33.74
Total Return*	27.55%	0.27%	5.08%	12.73%	29.99%
Net Assets, End of Period (in thousands)	$160,439	$143,900	$163,148	$162,422	$170,880
Average Net Assets for the Period (in thousands)	$155,006	$151,772	$166,602	$163,094	$174,538
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.86%	0.87%	0.97%	0.80%	0.79%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.86%	0.87%	0.97%	0.80%	0.79%
Ratio of Net Investment Income/(Loss)	0.23%	0.22%	0.25%	0.19%	0.41%
Portfolio Turnover Rate	55%	58%	54%	60%	50%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

16	DECEMBER 31, 2017

Janus Henderson VIT Research Portfolio

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson VIT Research Portfolio (formerly named Janus Aspen Janus Portfolio) (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 12 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks long-term growth of capital. The Portfolio is classified as diversified, as defined in the 1940 Act.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including other portfolios, participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that

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Janus Henderson VIT Research Portfolio

Notes to Financial Statements

market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2017 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Portfolio did not hold a significant amount of Level 3 securities as of December 31, 2017.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

18	DECEMBER 31, 2017

Janus Henderson VIT Research Portfolio

Notes to Financial Statements

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the year ended December 31, 2017 is discussed in further detail below. A summary of derivative activity by the Portfolio is reflected in the tables at the end of the Schedule of Investments.

The Portfolio may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

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• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s Management LLC (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported on the Statement of Operations (if applicable). Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubinstein Binomial Option Pricing Model, or other appropriate option pricing model is used. Certain options contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities as “Variation margin receivable” or “Variation margin payable” (if applicable).

The Portfolio may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio

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holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Portfolio may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

The Portfolio may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Portfolio may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the year, the Portfolio purchased call options on various equity securities for the purpose of increasing exposure to individual equity risk.There were no purchased call options held at December 31, 2017.

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings

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by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Portfolio’s “base” fee rate prior to any performance adjustment (expressed as an annual rate) is 0.64%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases

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or decreases the base fee depending on how well the Portfolio has performed relative to its benchmark index. Prior to May 1, 2017, the Portfolio’s benchmark index used in the calculation is the Core Growth Index. Effective May 1, 2017, the Portfolio’s performance fee adjustment will be calculated based on a combination of the Core Growth Index and Russell 1000® Growth Index for a period of 36 months.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets based on the Portfolio’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period.

The Portfolio’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the year ended December 31, 2017, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.51%.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. Janus Services receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing investors, and answering inquiries regarding accounts. Janus Services expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio. Any unused portion will be reimbursed to the applicable share class at least annually.

In addition, Janus Services provides or arranges for the provision of certain other internal administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for these internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and servicing fees, and the payments may exceed 12b-1 distribution and servicing fees actually incurred. If any of the Portfolio’s actual 12b-1 distribution and servicing fees incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio and providing personnel to serve as officers to the Portfolio. The Portfolio reimburses Janus Capital for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These costs include some or all of the salaries, fees, and expenses of Janus Capital employees and Portfolio officers, including the Portfolio’s Chief Compliance Officer and compliance staff, who provide specified administration and compliance services to the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Portfolio. These

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amounts are disclosed as “Portfolio administration fees” on the Statement of Operations. Total compensation of $17,105 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended December 31, 2017. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of December 31, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended December 31, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $416,450 were paid by the Trust to the Trustees under the Deferred Plan during the year ended December 31, 2017.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Portfolio's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended December 31, 2017 can be found in a table located in the Schedule of Investments.

The Portfolio is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Portfolio and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Portfolio from or to another fund or account that is or could be considered an affiliate of the Portfolio under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended December 31, 2017, the Portfolio engaged in cross trades amounting to $26,317,156 in purchases and $20,462,603 in sales, resulting in a net realized gain of $2,766,881. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Portfolio’s Statement of Operations.

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and

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losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 1,048,452	$ 25,239,835	$ -	$ -	$ -	$ (8,457)	$143,721,359

During the year ended December 31, 2017, capital loss carryovers of $23,370,699 were utilized by the Portfolio.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2017 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 396,487,229	$149,105,444	$ (5,384,085)	$ 143,721,359

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended December 31, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 1,789,242	$ 4,936,294	$ -	$ -

For the year ended December 31, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 2,462,013	$ 31,384,876	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Portfolio:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ -	$ (185,289)	$ 185,289

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6. Capital Share Transactions

	Year ended December 31, 2017		Year ended December 31, 2016
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	188,132	$ 6,276,438	291,626	$ 8,538,238
Reinvested dividends and distributions	142,892	4,838,340	834,649	23,685,465
Shares repurchased	(1,373,370)	(45,468,965)	(2,048,258)	(60,192,972)
Net Increase/(Decrease)	(1,042,346)	$(34,354,187)	(921,983)	$(27,969,269)
Service Shares:
Shares sold	221,432	$ 7,150,742	497,999	$ 14,331,748
Reinvested dividends and distributions	57,145	1,887,196	365,761	10,161,424
Shares repurchased	(865,269)	(28,025,555)	(1,176,387)	(33,728,772)
Net Increase/(Decrease)	(586,692)	$(18,987,617)	(312,627)	$ (9,235,600)

7. Purchases and Sales of Investment Securities

For the year ended December 31, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$279,856,365	$ 335,476,314	$ -	$ -

8. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X was August 1, 2017. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

9. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson merged with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger was effective May 30, 2017.

The consummation of the Merger may have been deemed to be an “assignment” (as defined in the 1940 Act) of the advisory agreement between the Portfolio and Janus Capital in effect on the date of the Merger. As a result, the consummation of the Merger may have caused the investment advisory agreement to terminate automatically in accordance with its terms.

On December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Portfolio and Janus Capital in order to permit Janus Capital to continue to provide advisory services to the

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Portfolio following the closing of the Merger (the “Post-Merger Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post-Merger Advisory Agreement, among other proposals, to Portfolio shareholders for approval.

Special Meeting(s) of Shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017.

Approval of Advisory Agreements

On April 6, 2017, shareholders of the Portfolio approved the Post-Merger Advisory Agreement with Janus Capital. The Post- Merger Advisory Agreement took effect upon the consummation of the Merger.

10. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2017 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Janus Henderson VIT Research Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Aspen Series and Shareholders of Janus Henderson VIT Research Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson VIT Research Portfolio (one of the portfolios constituting Janus Aspen Series, referred to hereafter as the “Portfolio”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
February 16, 2018

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Portfolio shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) . Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

December 2017

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 14 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which closed in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements prior to the close of the Transaction as well as the services provided after the Transaction closed.

At a meeting held on December 7, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2018 through February 1, 2019, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

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agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2017, approximately 70% of the Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2017, approximately 46% of the Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge

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quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

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• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that

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the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

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• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

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• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of

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that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% below the average total expenses of their respective Broadridge Expense Group peers and 18% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 8% below the average management fees for their Expense Groups and 9% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; (4) in three of seven product categories, the Funds receive proportionally better pricing than the industry in relation to Janus institutional clients; and (5) in seven of eight strategies, Janus Capital has lower management fees than funds subadvised by Janus Capital’s portfolio managers.

The Trustees considered the fees for each Fund for its fiscal year ended in 2016, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were

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reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to waive 11 basis points of management fees effective February 1, 2018 and also has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

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Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses effective June 5, 2017.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective February 1, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group averages for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Funds, and considered profitability data of other fund managers. The Trustees also considered the financial information, estimated profitability and corporate structure of Janus Capital’s parent company before and after the Transaction. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. The Trustees also noted that the Trustees’ independent fee consultant reviewed the overall profitability of Janus Capital’s parent company prior to the Transaction, and the independent fee consultant found that, while assessing the reasonableness of Fund expenses in light of such profits was dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons were limited in accuracy by differences in complex size, business mix, institutional account orientation and other factors, after accepting these limitations, the level of profit earned by Janus Capital’s parent company was reasonable. In this regard, the independent consultant concluded that the profitability of Janus Capital’s parent company did not show excess nor did it show any insufficiency that could limit the ability to invest the resources needed to drive strong future investment performance on behalf of the Funds.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Fund. The Trustees also considered such estimated profitability taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Fund was reasonable, including after taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. The Trustees also considered that the estimated profitability for an individual Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Funds was not a material factor in the Board’s approval of the reasonableness of any Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

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Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 86% of these Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus complex. The independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Funds, Janus Capital appeared to be investing to increase the likelihood that these Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

January 2017

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the

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investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the proposed transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which Janus Capital advised the Trustees was expected to close in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements both prior to the close of the Transaction, and afterwards, if the Transaction were not to close. If the Transaction closes, all such agreements would be replaced by new investment advisory agreements and subadvisory agreements, as applicable, for each Fund, assuming requisite Fund shareholder approvals have been obtained.

At a meeting held on January 26, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2017 through February 1, 2018, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided

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its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2016, approximately 76% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2016, approximately 47% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the

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bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

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Additional Information (unaudited)

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, Intech Emerging Markets Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, Intech Global Income Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson International Managed Volatility Fund (formerly, Intech International Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, Intech U.S. Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

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Additional Information (unaudited)

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

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Additional Information (unaudited)

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen Intech U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

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Additional Information (unaudited)

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 12% below the average total expenses of their respective Broadridge Expense Group peers and 20% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 11% below the average management fees for their Expense Groups and 13% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; and (4) in the majority of cases, the Funds receive proportionally better pricing than the industry in relation to Janus institutional and subadvised accounts.

The Trustees considered the fees for each Fund for its fiscal year ended in 2015, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share

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Additional Information (unaudited)

classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s total expenses exceeded the peer group average for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group average due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one- half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, Intech Emerging Markets Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, Intech Global Income Managed Volatility Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund (formerly, Intech International Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, Intech U.S. Managed Volatility Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s

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Additional Information (unaudited)

expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to

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Additional Information (unaudited)

limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen Intech U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the

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Additional Information (unaudited)

Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 91% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 83% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a

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Additional Information (unaudited)

subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

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The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the

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Useful Information About Your Portfolio Report (unaudited)

period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Shareholder Meeting (unaudited)

Special meetings of shareholders were held on April 6, 2017 and adjourned and reconvened on April 18, 2017 (together, the "meeting"). At the meeting, the following matters were voted on and approved by shareholders.  Each vote reported represents one dollar of net asset value held on the record date for the meeting.  The results of the meeting are noted below.

Proposals
1. For all Portfolios, to approve a new investment advisory agreement between the Trust, on behalf of the Portfolio, and Janus Capital Management LLC.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BNV	Total
476,711,784.612	385,601,168.365	13,027,232.567	39,439,018.372	3.552	438,067,419.304

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
80.888	2.733	8.273	0.000	91.894	88.023	2.974	9.003	0.000	100.000

3. For Janus Portfolio, to approve an amended and restated investment advisory agreement to change the benchmark index and full performance rate used to calculate the performance adjustment component of the Portfolio’s investment advisory fee rate.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BNV	Total
476,711,784.612	346,343,638.916	38,377,421.315	36,412,266.624	3.552	438,067,419.304

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
72.653	8.050	7.638	3.552	91.894	79.062	8.761	8.312	3.866	100.000

4. To elect an additional Trustee to the Board of Trustees of the Trust. - Diane L. Wallace.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BNV	Total
7,198,647,378.476	6,547,141,899.530	651,505,478.946	0.000	0.000	7,198,647,378.476

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
80.347	7.995	0.000	0.000	88.342	90.950	9.050	0.000	0.000	100.000

Alan A. Brown, William D. Cvengros, Raudline Etienne, William F. McCalpin, Gary A. Poliner, James T. Rothe, William D. Stewart and Linda S. Wolf continue to serve as Trustees following the meeting.

5. For all Portfolios, except Global Unconstrained Bond Portfolio, to approve a proposal that would authorize the Adviser to enter into and materially amend sub-advisory agreements in the future with wholly-owned subadvisers and unaffiliated sub-advisers, with the approval of the Board of Trustees of the Trust, but without obtaining additional shareholder approval.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BNV	Total
476,711,784.612	337,763,647.599	59,874,786.985	40,428,955.600	3.552	438,067,419.304

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
70.853	12.560	8.481	0.000	91.894	77.103	13.668	9.229	0.000	100.000

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Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2017:

Capital Gain Distributions	$4,936,294
Dividends Received Deduction Percentage	100%

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Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Portfolio’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Portfolio’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 58 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	63

Director of Mutual Fund Directors Forum (a non-profit
organization serving
independent directors of U.S. mutual funds), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a
private grantmaking
foundation).

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TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	63

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of
MotiveQuest LLC (strategic social market research
company) (2003-2016); Director of Nuveen Global
Investors LLC (2007-2011); Director of Communities in
Schools (2004-2010); and
Director of Mutual Fund Education Alliance (until
2010).

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TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	63

Advisory Board Member, Innovate Partners Emerging
Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National
Retirement Partners
Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a
special purpose acquisition
corporation) (2007-2009); Director of RemedyTemp, Inc.
(temporary help services company) (1996-2006); and
Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts
(1987-1994).

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TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	63	Director of Brightwood Capital Advisors, LLC (since 2014).

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TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	63

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

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TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	63	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004-2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	63	None

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TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	6/17-Present	Retired.

Formerly, Independent Trustee,
Henderson Global Funds (13
portfolios) (2015-2017); Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) 2013-2017; Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC; and Treasurer for Driehau Mutual Funds.

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TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	63

Director of Chicago
Community Trust (Regional Community Foundation),
Chicago Council on Global Affairs, InnerWorkings (U.S.
provider of print procurement
solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Walmart (until 2017), Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL)
(until 2014).

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OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Carmel Wellso 151 Detroit Street Denver, CO 80206 DOB: 1964	Executive Vice President Janus Henderson Global Research Portfolio	12/14-Present	Vice President and Director of Research of Janus Capital and Portfolio Manager for other Janus Henderson accounts. Formerly, Research Analyst for Janus Capital (2008-2014).
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Senior Vice President and Head of Compliance, North America for Janus Henderson (since September 2017); Formerly, Vice President, Head of Global
Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017-September
2017); Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC (2005-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Notes

NotesPage1

72	DECEMBER 31, 2017

Janus Henderson VIT Research Portfolio

Notes

NotesPage2

Janus Aspen Series	73

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Perkins and Intech are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Portfolios distributed by Janus Henderson Distributors

109-02-93078 02-18

ANNUAL REPORT December 31, 2017

Janus Henderson VIT U.S. Low Volatility Portfolio (formerly named Janus Aspen Intech U.S. Low Volatility Portfolio)

Janus Aspen Series

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT U.S. Low Volatility Portfolio

Janus Henderson VIT U.S. Low Volatility Portfolio (unaudited)

PORTFOLIO SNAPSHOT

An all-equity portfolio that targets returns similar to the S&P 500® Index with lower absolute volatility over a market cycle. We seek to add value using natural stock price volatility through a mathematically based, risk-managed process. We do not pick individual stocks or forecast excess returns, but use natural stock price volatility and correlation characteristics.

Sub-advised by Intech Investment Management LLC

PERFORMANCE OVERVIEW

For the 12-month period ended December 31, 2017, VIT U.S. Low Volatility Portfolio’s Service Shares returned 15.44%. This compares to the 21.83% return posted by the S&P 500 Index, the Portfolio’s benchmark.

INVESTMENT STRATEGY

Intech’s mathematical investment process is designed to determine potentially more efficient equity weightings of the securities in the benchmark index, utilizing a specific mathematical optimization and disciplined rebalancing routine. Rather than trying to predict the future direction of stock prices, the process seeks to use the volatility and correlation characteristics of stocks to construct portfolios with similar returns to the S&P 500 Index over time, but with lower return volatility. In particular, the Portfolio attempts to achieve market-like returns over the long-term and lower the volatility of the Portfolio’s absolute returns.

The investment process begins with the stocks in the Portfolio’s benchmark, the S&P 500 Index. Within specific risk constraints, Intech’s mathematical process attempts to identify stocks that have high volatility relative to the index, and low correlation to one another. Once the stocks are identified and the portfolio of stocks is constructed, it is then rebalanced and re-optimized periodically. The Portfolio aims to generate market-like returns over time with significantly lower return fluctuations. Although the Portfolio may underperform its benchmark in strong up markets, the strategy seeks to reduce losses in down markets. Therefore, while some downside protection and a more consistent experience are expected over the long term, the tracking error (a measure of the divergence between the price behavior of the Portfolio versus its benchmark) relative to the S&P 500 Index is expected to be high.

PERFORMANCE REVIEW

The Portfolio’s defensive positioning acted as headwind to relative performance as investors’ risk appetites increased significantly in U.S. equity markets during the year.

On average, the Portfolio was overweight lower beta stocks, or stocks with lower sensitivity to market movements. During the period, lower beta stocks underperformed the overall market, on average. Consequently, the Portfolio’s overweight to lower beta stocks detracted from the Portfolio’s relative return for the year.

From a sector perspective, the Portfolio’s average underweight allocation to the information technology sector, which was the strongest performing sector during the year, as well as an average overweight allocation to the defensive consumer staples sector, detracted from the Portfolio’s relative performance during the year. An overall negative selection effect also detracted from the Portfolio’s relative performance during the period, especially within the consumer discretionary sector.

OUTLOOK

Because Intech does not conduct traditional economic or fundamental analysis, Intech has no view on individual stocks, sectors, economic or market conditions.

Going forward, we will continue building portfolios in a disciplined and deliberate manner, with risk management remaining the hallmark of our investment process. As Intech’s ongoing research efforts yield modest improvements, we will continue implementing changes that we believe are likely to improve the long-term results for our Portfolio shareholders.

Thank you for your investment in Janus Henderson VIT U.S. Low Volatility Portfolio.

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Janus Henderson VIT U.S. Low Volatility Portfolio (unaudited)

Portfolio At A Glance

December 31, 2017

5 Largest Equity Holdings - (% of Net Assets)
Procter & Gamble Co
Household Products	4.9%
Southern Co
Electric Utilities	4.8%
General Mills Inc
Food Products	4.2%
Consolidated Edison Inc
Multi-Utilities	3.7%
Johnson & Johnson
Pharmaceuticals	3.7%
21.3%

Asset Allocation - (% of Net Assets)
Common Stocks	98.2%
Investment Companies	1.1%
Other	0.7%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2017	As of December 31, 2016

2	DECEMBER 31, 2017

Janus Henderson VIT U.S. Low Volatility Portfolio (unaudited)

Performance

See important disclosures on the next page.

				Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2017				per the May 1, 2017 prospectus
	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses
Service Shares	15.44%	14.14%	13.14%	0.83%
S&P 500 Index	21.83%	15.79%	14.85%
Morningstar Quartile - Service Shares	4th	3rd	3rd
Morningstar Ranking - based on total returns for Large Blend Funds	1,317/1,438	800/1,244	887/1,239

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The proprietary mathematical process used by Intech may not achieve the desired results. Since the portfolio is periodically re-balanced, this may result in a higher portfolio turnover rate and higher expenses compared to a "buy and hold" or index fund strategy. Intech's low volatility strategy may underperform its benchmark during certain periods of up markets and may not achieve the desired level of protection in down markets.

Returns shown do not represent actual returns since they do not include insurance charges. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2017 Morningstar, Inc. All Rights Reserved.

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Janus Henderson VIT U.S. Low Volatility Portfolio (unaudited)

Performance

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions..

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Portfolio Report.”

*The Portfolio’s inception date – September 6, 2012

4	DECEMBER 31, 2017

Janus Henderson VIT U.S. Low Volatility Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in the share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/17)	Ending Account Value (12/31/17)	Expenses Paid During Period (7/1/17 - 12/31/17)†	Beginning Account Value (7/1/17)	Ending Account Value (12/31/17)	Expenses Paid During Period (7/1/17 - 12/31/17)†	Net Annualized Expense Ratio (7/1/17 - 12/31/17)
Service Shares	$1,000.00	$1,082.70	$4.30	$1,000.00	$1,021.07	$4.18	0.82%
†

Expenses Paid During Period is equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectus for more information regarding waivers and/or reimbursements.

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Janus Henderson VIT U.S. Low Volatility Portfolio

Schedule of Investments

December 31, 2017

Shares		Value
Common Stocks – 98.2%
Aerospace & Defense – 2.8%
Boeing Co	4,300	$1,268,113
General Dynamics Corp	15,200	3,092,440
L3 Technologies Inc	15,700	3,106,245
Lockheed Martin Corp	31,900	10,241,495
Northrop Grumman Corp	12,500	3,836,375
Raytheon Co	48,900	9,185,865
Rockwell Collins Inc	8,500	1,152,770
United Technologies Corp	3,700	472,009
		32,355,312
Air Freight & Logistics – 1.7%
CH Robinson Worldwide Inc	116,900	10,414,621
Expeditors International of Washington Inc	130,300	8,429,107
FedEx Corp	2,200	548,988
United Parcel Service Inc	5,400	643,410
		20,036,126
Airlines – 0.2%
Alaska Air Group Inc	11,000	808,610
United Continental Holdings Inc*	16,200	1,091,880
		1,900,490
Auto Components – 0.1%
Aptiv PLC	11,100	941,613
BorgWarner Inc	11,200	572,208
		1,513,821
Automobiles – 0.1%
General Motors Co	15,900	651,741
Banks – 3.2%
Bank of America Corp	134,800	3,979,296
BB&T Corp	15,900	790,548
Citigroup Inc	12,700	945,007
Citizens Financial Group Inc	138,600	5,818,428
Comerica Inc	10,400	902,824
Fifth Third Bancorp	122,400	3,713,616
Huntington Bancshares Inc/OH	40,200	585,312
JPMorgan Chase & Co	7,300	780,662
KeyCorp	63,500	1,280,795
M&T Bank Corp	38,294	6,547,891
People's United Financial Inc	320,500	5,993,350
PNC Financial Services Group Inc	11,500	1,659,335
Regions Financial Corp	77,700	1,342,656
SunTrust Banks Inc	13,600	878,424
US Bancorp	9,900	530,442
Zions Bancorporation	20,900	1,062,347
		36,810,933
Beverages – 1.5%
Coca-Cola Co	63,800	2,927,144
Constellation Brands Inc	8,000	1,828,560
PepsiCo Inc	106,400	12,759,488
		17,515,192
Biotechnology – 0.6%
AbbVie Inc	9,000	870,390
Alexion Pharmaceuticals Inc*	29,600	3,539,864
Celgene Corp*	7,200	751,392
Gilead Sciences Inc	7,300	522,972
Incyte Corp*	6,300	596,673
Regeneron Pharmaceuticals Inc*	800	300,768
Vertex Pharmaceuticals Inc*	4,900	734,314
		7,316,373
Building Products – 0.1%
Fortune Brands Home & Security Inc	5,200	355,888

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6	DECEMBER 31, 2017

Janus Henderson VIT U.S. Low Volatility Portfolio

Schedule of Investments

December 31, 2017

Shares		Value
Common Stocks – (continued)
Building Products – (continued)
Johnson Controls International plc	22,061	$840,745
		1,196,633
Capital Markets – 3.9%
Affiliated Managers Group Inc	2,900	595,225
Ameriprise Financial Inc	3,000	508,410
Bank of New York Mellon Corp	51,500	2,773,790
BlackRock Inc	1,100	565,081
Cboe Global Markets Inc	16,100	2,005,899
Charles Schwab Corp	3,600	184,932
CME Group Inc	107,000	15,627,350
E*TRADE Financial Corp*	35,000	1,734,950
Intercontinental Exchange Inc	138,510	9,773,265
Moody's Corp	4,700	693,767
Morgan Stanley	85,600	4,491,432
Nasdaq Inc	9,400	722,202
Northern Trust Corp	6,500	649,285
Raymond James Financial Inc	6,700	598,310
S&P Global Inc	3,700	626,780
State Street Corp	28,300	2,762,363
T Rowe Price Group Inc	7,700	807,961
		45,121,002
Chemicals – 1.0%
Albemarle Corp	4,200	537,138
CF Industries Holdings Inc	35,900	1,527,186
DowDuPont Inc	31,624	2,252,261
Eastman Chemical Co	5,400	500,256
FMC Corp	12,100	1,145,386
International Flavors & Fragrances Inc	3,800	579,918
LyondellBasell Industries NV	7,200	794,304
Monsanto Co	35,400	4,134,012
Sherwin-Williams Co	1,100	451,044
		11,921,505
Commercial Services & Supplies – 1.1%
Republic Services Inc	142,000	9,600,620
Waste Management Inc	31,000	2,675,300
		12,275,920
Communications Equipment – 0.2%
Cisco Systems Inc	18,100	693,230
F5 Networks Inc*	4,700	616,734
Harris Corp	8,400	1,189,860
		2,499,824
Construction & Engineering – 0%
Quanta Services Inc*	12,200	477,142
Construction Materials – 0.2%
Martin Marietta Materials Inc	6,100	1,348,344
Vulcan Materials Co	4,200	539,154
		1,887,498
Consumer Finance – 0.1%
American Express Co	7,300	724,963
Containers & Packaging – 0.3%
Avery Dennison Corp	18,900	2,170,854
Packaging Corp of America	6,600	795,630
		2,966,484
Diversified Consumer Services – 0.3%
H&R Block Inc	134,600	3,529,212
Diversified Financial Services – 0.3%
Berkshire Hathaway Inc*	16,000	3,171,520
Diversified Telecommunication Services – 1.4%
AT&T Inc	380,232	14,783,420

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

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Schedule of Investments

December 31, 2017

Shares		Value
Common Stocks – (continued)
Diversified Telecommunication Services – (continued)
Verizon Communications Inc	33,500	$1,773,155
		16,556,575
Electric Utilities – 7.2%
American Electric Power Co Inc	5,300	389,921
Duke Energy Corp	131,200	11,035,232
Edison International	45,900	2,902,716
NextEra Energy Inc	22,100	3,451,799
PG&E Corp	9,000	403,470
PPL Corp	31,000	959,450
Southern Co	1,158,800	55,726,692
Xcel Energy Inc	160,200	7,707,222
		82,576,502
Electrical Equipment – 0.2%
AMETEK Inc	12,500	905,875
Eaton Corp PLC	7,700	608,377
Rockwell Automation Inc	2,700	530,145
		2,044,397
Electronic Equipment, Instruments & Components – 0.2%
Amphenol Corp	12,600	1,106,280
Corning Inc	15,000	479,850
FLIR Systems Inc	20,300	946,386
		2,532,516
Energy Equipment & Services – 0.7%
Baker Hughes a GE Co	21,600	683,424
Halliburton Co	2,200	107,514
Schlumberger Ltd	7,200	485,208
TechnipFMC PLC	202,100	6,327,751
		7,603,897
Equity Real Estate Investment Trusts (REITs) – 1.3%
Alexandria Real Estate Equities Inc	3,400	444,006
American Tower Corp	6,400	913,089
AvalonBay Communities Inc	24,200	4,317,522
Crown Castle International Corp	3,800	421,838
Duke Realty Corp	21,800	593,178
Equinix Inc	1,500	679,830
Equity Residential	8,700	554,799
Essex Property Trust Inc	15,400	3,717,098
Iron Mountain Inc	9,900	373,527
Prologis Inc	12,200	787,022
SBA Communications Corp*	5,900	963,824
UDR Inc	9,400	362,088
Ventas Inc	6,800	408,068
Welltower Inc	4,800	306,096
		14,841,985
Food & Staples Retailing – 3.3%
Sysco Corp	139,800	8,490,054
Wal-Mart Stores Inc	293,300	28,963,375
		37,453,429
Food Products – 9.8%
Archer-Daniels-Midland Co	15,400	617,232
Campbell Soup Co	56,800	2,732,648
Conagra Brands Inc	345,800	13,026,286
General Mills Inc	808,700	47,947,823
Hershey Co	145,700	16,538,407
Kellogg Co	404,300	27,484,314
Tyson Foods Inc	55,900	4,531,813
		112,878,523

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2017

Janus Henderson VIT U.S. Low Volatility Portfolio

Schedule of Investments

December 31, 2017

Shares		Value
Common Stocks – (continued)
Health Care Equipment & Supplies – 3.1%
Align Technology Inc*	4,200	$933,198
Baxter International Inc	12,000	775,680
Becton Dickinson and Co	60,923	13,041,177
Boston Scientific Corp*	16,300	404,077
Cooper Cos Inc	5,000	1,089,400
Danaher Corp	7,500	696,150
Edwards Lifesciences Corp*	3,100	349,401
Intuitive Surgical Inc*	32,100	11,714,574
Medtronic PLC	7,700	621,775
Varian Medical Systems Inc*	10,300	1,144,845
Zimmer Biomet Holdings Inc	38,700	4,669,929
		35,440,206
Health Care Providers & Services – 5.9%
Aetna Inc	40,864	7,371,457
AmerisourceBergen Corp	126,600	11,624,412
Anthem Inc	8,200	1,845,082
Centene Corp*	13,700	1,382,056
Cigna Corp	55,300	11,230,877
DaVita Inc*	20,400	1,473,900
Envision Healthcare Corp*	43,800	1,513,728
Humana Inc	59,200	14,685,744
Laboratory Corp of America Holdings*	83,900	13,382,889
Quest Diagnostics Inc	7,700	758,373
UnitedHealth Group Inc	5,200	1,146,392
Universal Health Services Inc	8,900	1,008,815
		67,423,725
Health Care Technology – 0.1%
Cerner Corp*	11,200	754,768
Hotels, Restaurants & Leisure – 4.9%
Carnival Corp	10,500	696,885
Chipotle Mexican Grill Inc*	28,900	8,352,967
Darden Restaurants Inc	81,800	7,854,436
McDonald's Corp	198,700	34,200,244
Wynn Resorts Ltd	28,700	4,838,533
Yum! Brands Inc	11,600	946,676
		56,889,741
Household Durables – 0.1%
DR Horton Inc	11,700	597,519
PulteGroup Inc	23,600	784,700
		1,382,219
Household Products – 10.9%
Clorox Co	192,200	28,587,828
Colgate-Palmolive Co	81,500	6,149,175
Kimberly-Clark Corp	290,600	35,063,796
Procter & Gamble Co	611,300	56,166,244
		125,967,043
Independent Power and Renewable Electricity Producers – 0%
NRG Energy Inc	18,900	538,272
Industrial Conglomerates – 0.2%
Honeywell International Inc	5,000	766,800
Roper Technologies Inc	4,700	1,217,300
		1,984,100
Information Technology Services – 0.8%
Cognizant Technology Solutions Corp	8,200	582,364
CSRA Inc	19,900	595,408
DXC Technology Co	8,700	825,630
Fidelity National Information Services Inc	9,300	875,037
Global Payments Inc	6,700	671,608
International Business Machines Corp	4,800	736,416

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

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Janus Henderson VIT U.S. Low Volatility Portfolio

Schedule of Investments

December 31, 2017

Shares		Value
Common Stocks – (continued)
Information Technology Services – (continued)
Mastercard Inc	13,500	$2,043,360
PayPal Holdings Inc*	13,500	993,870
Total System Services Inc	6,800	537,812
Visa Inc	11,800	1,345,436
		9,206,941
Insurance – 1.9%
Aflac Inc	10,500	921,690
Allstate Corp	10,100	1,057,571
American International Group Inc	1,300	77,454
Aon PLC	9,000	1,206,000
Arthur J Gallagher & Co	9,900	626,472
Brighthouse Financial Inc*	5,709	334,776
Chubb Ltd	6,982	1,020,280
Hartford Financial Services Group Inc	56,000	3,151,680
Lincoln National Corp	2,200	169,114
Loews Corp	59,900	2,996,797
Marsh & McLennan Cos Inc	12,000	976,680
MetLife Inc	62,800	3,175,168
Principal Financial Group Inc	10,500	740,880
Progressive Corp	15,200	856,064
Prudential Financial Inc	6,300	724,374
Torchmark Corp	7,800	707,538
Unum Group	16,700	916,663
Willis Towers Watson PLC	2,300	346,587
XL Group Ltd	38,400	1,350,144
		21,355,932
Internet & Direct Marketing Retail – 0.6%
Amazon.com Inc*	600	701,682
Expedia Inc	21,500	2,575,055
Netflix Inc*	8,800	1,689,248
Priceline Group Inc*	300	521,322
TripAdvisor Inc*	37,500	1,292,250
		6,779,557
Internet Software & Services – 0.5%
Akamai Technologies Inc*	56,600	3,681,264
eBay Inc*	14,900	562,326
Facebook Inc*	4,500	794,070
VeriSign Inc*,#	6,800	778,192
		5,815,852
Leisure Products – 0.5%
Hasbro Inc	57,700	5,244,353
Life Sciences Tools & Services – 1.0%
Illumina Inc*	34,700	7,581,603
IQVIA Holdings Inc*	6,600	646,140
Mettler-Toledo International Inc*	1,000	619,520
Thermo Fisher Scientific Inc	2,100	398,748
Waters Corp*	12,900	2,492,151
		11,738,162
Machinery – 1.1%
Caterpillar Inc	3,700	583,046
Cummins Inc	3,500	618,240
Deere & Co	44,500	6,964,695
Dover Corp	7,600	767,524
Fortive Corp	11,100	803,085
PACCAR Inc	7,200	511,776
Pentair PLC	8,100	572,022
Stanley Black & Decker Inc	2,600	441,194
Xylem Inc/NY	12,800	872,960
		12,134,542

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2017

Janus Henderson VIT U.S. Low Volatility Portfolio

Schedule of Investments

December 31, 2017

Shares		Value
Common Stocks – (continued)
Media – 0.6%
CBS Corp	42,600	$2,513,400
Interpublic Group of Cos Inc	37,900	764,064
Time Warner Inc	7,000	640,290
Twenty-First Century Fox Inc	59,600	2,033,552
Twenty-First Century Fox Inc	26,000	897,780
Walt Disney Co	4,800	516,048
		7,365,134
Metals & Mining – 1.0%
Freeport-McMoRan Inc*	55,000	1,042,800
Newmont Mining Corp	268,300	10,066,616
		11,109,416
Multiline Retail – 0.7%
Dollar General Corp	13,800	1,283,538
Target Corp	101,000	6,590,250
		7,873,788
Multi-Utilities – 4.4%
Ameren Corp	7,600	448,324
CenterPoint Energy Inc	22,700	643,772
Consolidated Edison Inc	499,200	42,407,040
Dominion Energy Inc	33,900	2,747,934
DTE Energy Co	7,400	810,004
WEC Energy Group Inc	52,749	3,504,116
		50,561,190
Oil, Gas & Consumable Fuels – 2.7%
Andeavor	7,300	834,682
Apache Corp	74,600	3,149,612
Cabot Oil & Gas Corp	105,800	3,025,880
Chevron Corp	7,500	938,925
Cimarex Energy Co	4,000	488,040
Concho Resources Inc*	4,500	675,990
Devon Energy Corp	9,300	385,020
EOG Resources Inc	9,200	992,772
EQT Corp	6,300	358,596
Exxon Mobil Corp	29,700	2,484,108
Kinder Morgan Inc/DE	28,500	514,995
Marathon Petroleum Corp	7,400	488,252
Noble Energy Inc	9,400	273,916
ONEOK Inc	11,000	587,950
Phillips 66	27,100	2,741,165
Pioneer Natural Resources Co	4,000	691,400
Range Resources Corp	30,100	513,506
Valero Energy Corp	17,500	1,608,425
Williams Cos Inc	324,300	9,887,907
		30,641,141
Pharmaceuticals – 4.6%
Bristol-Myers Squibb Co	12,700	778,256
Eli Lilly & Co	66,000	5,574,360
Johnson & Johnson	301,000	42,055,720
Merck & Co Inc	17,200	967,844
Pfizer Inc	100,500	3,640,110
Zoetis Inc	5,900	425,036
		53,441,326
Road & Rail – 0.5%
CSX Corp	16,700	918,667
JB Hunt Transport Services Inc	18,600	2,138,628
Kansas City Southern	7,800	820,716
Norfolk Southern Corp	3,000	434,700
Union Pacific Corp	14,500	1,944,450
		6,257,161

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

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Schedule of Investments

December 31, 2017

Shares		Value
Common Stocks – (continued)
Semiconductor & Semiconductor Equipment – 2.2%
Analog Devices Inc	2,854	$254,092
Applied Materials Inc	7,500	383,400
Broadcom Ltd	2,200	565,180
Intel Corp	9,500	438,520
Lam Research Corp	8,800	1,619,816
Micron Technology Inc*	186,000	7,648,320
NVIDIA Corp	40,200	7,778,700
QUALCOMM Inc	39,600	2,535,192
Texas Instruments Inc	4,400	459,536
Xilinx Inc	50,100	3,377,742
		25,060,498
Software – 0.8%
Activision Blizzard Inc	10,900	690,188
Adobe Systems Inc*	2,600	455,624
ANSYS Inc*	2,600	383,734
Cadence Design Systems Inc*	14,100	589,662
Microsoft Corp	10,100	863,954
salesforce.com Inc*	5,700	582,711
Symantec Corp	200,800	5,634,448
		9,200,321
Specialty Retail – 2.9%
AutoZone Inc*	41,200	29,308,444
Best Buy Co Inc	17,600	1,205,072
CarMax Inc*	9,500	609,235
Home Depot Inc	5,900	1,118,227
Signet Jewelers Ltd#	11,000	622,050
Tiffany & Co	10,500	1,091,475
		33,954,503
Technology Hardware, Storage & Peripherals – 1.5%
Apple Inc	77,100	13,047,633
Hewlett Packard Enterprise Co	51,700	742,412
HP Inc	32,600	684,926
NetApp Inc	25,700	1,421,724
Western Digital Corp	10,800	858,924
Xerox Corp	28,200	822,030
		17,577,649
Textiles, Apparel & Luxury Goods – 0.2%
Michael Kors Holdings Ltd*	12,500	786,875
PVH Corp	5,400	740,934
VF Corp	9,000	666,000
		2,193,809
Tobacco – 2.4%
Altria Group Inc	389,700	27,828,477
Trading Companies & Distributors – 0.3%
United Rentals Inc*	4,400	756,404
WW Grainger Inc	11,600	2,740,500
		3,496,904
Water Utilities – 0%
American Water Works Co Inc	6,000	548,940
Total Common Stocks (cost $902,377,421)		1,130,125,185
Investment Companies – 1.1%
Investments Purchased with Cash Collateral from Securities Lending – 0.1%
Janus Cash Collateral Fund LLC, 1.2573%ºº,£	1,071,250	1,071,250

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	DECEMBER 31, 2017

Janus Henderson VIT U.S. Low Volatility Portfolio

Schedule of Investments

December 31, 2017

Shares		Value
Investment Companies – (continued)
Money Markets – 1.0%
Janus Cash Liquidity Fund LLC, 1.2731%ºº,£	11,015,250	$11,015,250
Total Investment Companies (cost $12,086,500)		12,086,500
Total Investments (total cost $914,463,921) – 99.3%		1,142,211,685
Cash, Receivables and Other Assets, net of Liabilities – 0.7%		8,566,306
Net Assets – 100%		$1,150,777,991

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$1,135,883,934	99.4%
United Kingdom	6,327,751	0.6

Total	$1,142,211,685	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 12/31/17
Investment Companies – 1.1%
Investments Purchased with Cash Collateral from Securities Lending – 0.1%
Janus Cash Collateral Fund LLC, 1.2573%ºº	$11,057∆	$—	$—	$1,071,250
Money Markets – 1.0%
Janus Cash Liquidity Fund LLC, 1.2731%ºº	101,325	—	—	11,015,250

Total Affiliated Investments – 1.1%	$112,382	$—	$—	$12,086,500

(1)For securities that were affiliated for a portion of the year ended December 31, 2017, this column reflects amounts for the entire year ended December 31, 2017 and not just the period in which the security was affiliated.

	Share Balance at 12/31/16	Purchases	Sales	Share Balance at 12/31/17
Investment Companies – 1.1%
Investments Purchased with Cash Collateral from Securities Lending – 0.1%
Janus Cash Collateral Fund LLC, 1.2573%ºº	4,173,783	78,217,914	(81,320,447)	1,071,250
Money Markets – 1.0%
Janus Cash Liquidity Fund LLC, 1.2731%ºº	15,647,660	109,552,590	(114,185,000)	11,015,250

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

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Notes to Schedule of Investments and Other Information

S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of December 31, 2017.

#	Loaned security; a portion of the security is on loan at December 31, 2017.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$1,130,125,185	$-	$-
Investment Companies	-	12,086,500	-
Total Assets	$1,130,125,185	$12,086,500	$-

14	DECEMBER 31, 2017

Janus Henderson VIT U.S. Low Volatility Portfolio

Statement of Assets and Liabilities

December 31, 2017

Assets:
Unaffiliated investments, at value(1)(2)	$1,130,125,185
Affiliated investments, at value(3)	12,086,500
Cash	3,107
Non-interested Trustees' deferred compensation	21,978
Receivables:
Investments sold	12,279,593
Portfolio shares sold	3,306,169
Dividends	1,661,787
Dividends from affiliates	8,690
Other assets	9,466
Total Assets	1,159,502,475
Liabilities:
Collateral for securities loaned (Note 2)	1,071,250
Payables:	—
Investments purchased	4,053,476
Portfolio shares repurchased	2,709,833
Advisory fees	505,247
12b-1 Distribution and shareholder servicing fees	252,623
Transfer agent fees and expenses	52,692
Professional fees	28,554
Non-interested Trustees' deferred compensation fees	21,978
Portfolio administration fees	7,882
Non-interested Trustees' fees and expenses	7,851
Custodian fees	2,601
Accrued expenses and other payables	10,497
Total Liabilities	8,724,484
Net Assets	$1,150,777,991
Net Assets Consist of:
Capital (par value and paid-in surplus)	$898,212,176
Undistributed net investment income/(loss)	5,253,053
Undistributed net realized gain/(loss) from investments	19,564,408
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	227,748,354
Total Net Assets	$1,150,777,991
Net Assets - Service Shares	$1,150,777,991
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	66,022,895
Net Asset Value Per Share	$17.43

(1) Includes cost of $902,377,421. (2) Includes $1,047,594 of securities on loan. See Note 2 in Notes to Financial Statements. (3) Includes cost of $12,086,500.

See Notes to Financial Statements.

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Statement of Operations

For the year ended December 31, 2017

Investment Income:
Dividends	$24,483,874
Dividends from affiliates	101,325
Affiliated securities lending income, net	11,057
Other income	218
Total Investment Income	24,596,474
Expenses:
Advisory fees	5,288,018
12b-1 Distribution and shareholder servicing fees	2,644,009
Transfer agent administrative fees and expenses	528,802
Other transfer agent fees and expenses	20,054
Portfolio administration fees	90,714
Professional fees	41,511
Non-interested Trustees’ fees and expenses	28,503
Shareholder reports expense	17,016
Custodian fees	15,437
Registration fees	42
Other expenses	64,508
Total Expenses	8,738,614
Net Investment Income/(Loss)	15,857,860
Net Realized Gain/(Loss) on Investments:
Investments	20,564,843
Total Net Realized Gain/(Loss) on Investments	20,564,843
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	116,647,762
Total Change in Unrealized Net Appreciation/Depreciation	116,647,762
Net Increase/(Decrease) in Net Assets Resulting from Operations	$153,070,465

See Notes to Financial Statements.

16	DECEMBER 31, 2017

Janus Henderson VIT U.S. Low Volatility Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2017	Year ended December 31, 2016

Operations:
Net investment income/(loss)	$15,857,860	$14,305,623
Net realized gain/(loss) on investments	20,564,843	(568,231)
Change in unrealized net appreciation/depreciation	116,647,762	59,140,542
Net Increase/(Decrease) in Net Assets Resulting from Operations	153,070,465	72,877,934
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income	(14,688,815)	(12,905,261)
Distributions from Net Realized Gain from Investments	—	(12,093,837)
Net Decrease from Dividends and Distributions to Shareholders	(14,688,815)	(24,999,098)
Capital Shares Transactions	49,397,046	219,839,521
Net Increase/(Decrease) in Net Assets	187,778,696	267,718,357
Net Assets:
Beginning of period	962,999,295	695,280,938
End of period	$1,150,777,991	$962,999,295

Undistributed Net Investment Income/(Loss)	$5,253,053	$4,088,420

See Notes to Financial Statements.

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Financial Highlights

Service Shares
For a share outstanding during each year ended December 31	2017	2016	2015		2014	2013
Net Asset Value, Beginning of Period	$15.30	$14.36	$14.28		$12.25	$9.92
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.24(1)	0.26(1)	0.25(1)		0.21(1)	0.09
Net realized and unrealized gain/(loss)	2.11	1.14	0.32		1.95	2.37
Total from Investment Operations	2.35	1.40	0.57		2.16	2.46
Less Dividends and Distributions:
Dividends (from net investment income)	(0.22)	(0.23)	(0.22)		(0.10)	(0.10)
Distributions (from capital gains)	—	(0.23)	(0.27)		(0.03)	(0.03)
Total Dividends and Distributions	(0.22)	(0.46)	(0.49)		(0.13)	(0.13)
Net Asset Value, End of Period	$17.43	$15.30	$14.36		$14.28	$12.25
Total Return*	15.44%	9.71%	4.09%		17.70%	24.84%
Net Assets, End of Period (in thousands)	$1,150,778	$962,999	$695,281		$449,384	$192,729
Average Net Assets for the Period (in thousands)	$1,059,734	$831,798	$588,016		$322,054	$80,670
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.82%	0.82%	0.79%		0.79%	0.98%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.82%	0.82%	0.79%		0.79%	0.98%
Ratio of Net Investment Income/(Loss)	1.50%	1.72%	1.75%		1.60%	1.61%
Portfolio Turnover Rate	18%	29%	30%		36%	21%
				1

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	DECEMBER 31, 2017

Janus Henderson VIT U.S. Low Volatility Portfolio

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson VIT U.S. Low Volatility Portfolio (formerly named Janus Aspen Intech U.S. Low Volatility Portfolio) (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 12 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks capital appreciation. The Portfolio is classified as diversified, as defined in the 1940 Act.

The Portfolio currently offers Service Shares. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including other portfolios, participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

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Notes to Financial Statements

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2017 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses

The Portfolio bears expenses incurred specifically on its behalf.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

20	DECEMBER 31, 2017

Janus Henderson VIT U.S. Low Volatility Portfolio

Notes to Financial Statements

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is

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Notes to Financial Statements

considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital Management LLC (“Janus Capital”) believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. For financial reporting purposes, the Portfolio does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

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Notes to Financial Statements

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Portfolio's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Deutsche Bank AG	$1,047,594	$—	$(1,047,594)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Real Estate Investing

To the extent that real estate-related securities may be included in the Portfolio’s named benchmark index, Intech’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

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Notes to Financial Statements

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of December 31, 2017, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $1,047,594 for equity securities. Gross amounts of recognized liabilities for securities lending (collateral received) as of December 31, 2017 is $1,071,250, resulting in the net amount due to the counterparty of $23,656.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Portfolio’s contractual investment advisory fee rate (expressed as an annual rate) is 0.50% of its average daily net assets.

Intech Investment Management LLC (“Intech”) serves as subadviser to the Portfolio. As subadviser, Intech provides day-to-day management of the investment operations of the Portfolio subject to the general oversight of Janus Capital. Janus Capital owns approximately 97% of Intech.

Janus Capital pays Intech a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Portfolio to Janus Capital (calculated after any fee waivers and expense reimbursement).

Janus Capital has contractually agreed to waive the advisory fee payable by the Portfolio or reimburse expenses in an amount equal to the amount, if any, that the Portfolio’s normal operating expenses, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees, transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.79% of the Portfolio’s average daily net assets. Janus Capital has agreed to continue the waivers until at least May 1, 2018. If applicable, amounts waived and/or reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. Janus Services receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing investors, and answering inquiries regarding accounts. Janus Services expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio.

In addition, Janus Services provides or arranges for the provision of certain other internal administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for these internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and servicing fees, and the payments may exceed 12b-1 distribution and servicing fees actually incurred. If any of the Portfolio’s actual 12b-1 distribution and servicing fees

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Notes to Financial Statements

incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio and providing personnel to serve as officers to the Portfolio. The Portfolio reimburses Janus Capital for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These costs include some or all of the salaries, fees, and expenses of Janus Capital employees and Portfolio officers, including the Portfolio’s Chief Compliance Officer and compliance staff, who provide specified administration and compliance services to the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or the subadviser) provides to the Portfolio. These amounts are disclosed as “Portfolio administration fees” on the Statement of Operations. Total compensation of $17,105 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended December 31, 2017. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of December 31, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended December 31, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $416,450 were paid by the Trust to the Trustees under the Deferred Plan during the year ended December 31, 2017.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Portfolio's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended December 31, 2017 can be found in a table located in the Schedule of Investments.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and

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Notes to Financial Statements

losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 5,158,823	$ 19,717,301	$ -	$ -	$ -	$ (21,395)	$227,711,086

During the year ended December 31, 2017, capital loss carryovers of 182,175 were utilized by the Portfolio.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2017 are noted below. The primary difference between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 914,500,599	$239,485,240	$(11,774,154)	$ 227,711,086

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended December 31, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 14,688,815	$ -	$ -	$ -

For the year ended December 31, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 13,229,277	$ 11,769,821	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Portfolio:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ -	$ (4,412)	$ 4,412

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Janus Henderson VIT U.S. Low Volatility Portfolio

Notes to Financial Statements

5. Capital Share Transactions

	Year ended December 31, 2017		Year ended December 31, 2016
	Shares	Amount	Shares	Amount

Service Shares:
Shares sold	11,704,420	$190,154,154	23,583,475	$356,517,552
Reinvested dividends and distributions	871,876	14,688,815	1,634,739	24,999,098
Shares repurchased	(9,507,405)	(155,445,923)	(10,682,754)	(161,677,129)
Net Increase/(Decrease)	3,068,891	$ 49,397,046	14,535,460	$219,839,521

6. Purchases and Sales of Investment Securities

For the year ended December 31, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$233,118,538	$ 189,602,434	$ -	$ -

7. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X was August 1, 2017. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

8. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson merged with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger was effective May 30, 2017.

The consummation of the Merger may have been deemed to be an “assignment” (as defined in the 1940 Act) of the investment advisory agreement between the Portfolio and Janus Capital in effect on the date of the Merger. In addition, the consummation of the Merger may have been deemed to be an assignment of the sub-advisory agreement between Janus Capital and Intech, the subadviser to the Portfolio, in effect on the date of the Merger. As a result, the consummation of the Merger may have caused the investment advisory agreement and investment sub-advisory agreement to terminate automatically in accordance with their respective terms.

On December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Portfolio and Janus Capital in order to permit Janus Capital to continue to provide advisory services to the Portfolio following the closing of the Merger (the “Post-Merger Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post-Merger Advisory Agreement, among other proposals, to Portfolio shareholders

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Notes to Financial Statements

for approval. Also on December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment sub-advisory agreement between Janus Capital and Intech (“Post-Merger Sub-Advisory Agreement”). The Post-Merger Advisory Agreement and Post-Merger Sub-Advisory Agreement will have substantially similar terms as the corresponding investment advisory agreement and investment sub-advisory agreement that are in effect as of the date of the Merger.

Special Meeting(s) of Shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017.

Approval of Advisory Agreements

On April 6, 2017, shareholders of the Portfolio approved the Post-Merger Advisory Agreement and Post-Merger Sub-Advisory Agreement with Janus Capital. The Post-Merger Advisory Agreement and Post-Merger Sub-Advisory Agreement took effect upon the consummation of the Merger.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2017 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Aspen Series and Shareholders of Janus Henderson VIT U.S. Low Volatility Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson VIT U.S. Low Volatility Portfolio (one of the portfolios constituting Janus Aspen Series, referred to hereafter as the “Portfolio”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
February 16, 2018

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Portfolio shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) . Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 60-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

December 2017

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 14 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which closed in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements prior to the close of the Transaction as well as the services provided after the Transaction closed.

At a meeting held on December 7, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2018 through February 1, 2019, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

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Additional Information (unaudited)

agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2017, approximately 70% of the Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2017, approximately 46% of the Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge

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quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

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• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that

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the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

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• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

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• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of

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that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% below the average total expenses of their respective Broadridge Expense Group peers and 18% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 8% below the average management fees for their Expense Groups and 9% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; (4) in three of seven product categories, the Funds receive proportionally better pricing than the industry in relation to Janus institutional clients; and (5) in seven of eight strategies, Janus Capital has lower management fees than funds subadvised by Janus Capital’s portfolio managers.

The Trustees considered the fees for each Fund for its fiscal year ended in 2016, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were

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reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to waive 11 basis points of management fees effective February 1, 2018 and also has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

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Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses effective June 5, 2017.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective February 1, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group averages for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Funds, and considered profitability data of other fund managers. The Trustees also considered the financial information, estimated profitability and corporate structure of Janus Capital’s parent company before and after the Transaction. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. The Trustees also noted that the Trustees’ independent fee consultant reviewed the overall profitability of Janus Capital’s parent company prior to the Transaction, and the independent fee consultant found that, while assessing the reasonableness of Fund expenses in light of such profits was dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons were limited in accuracy by differences in complex size, business mix, institutional account orientation and other factors, after accepting these limitations, the level of profit earned by Janus Capital’s parent company was reasonable. In this regard, the independent consultant concluded that the profitability of Janus Capital’s parent company did not show excess nor did it show any insufficiency that could limit the ability to invest the resources needed to drive strong future investment performance on behalf of the Funds.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Fund. The Trustees also considered such estimated profitability taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Fund was reasonable, including after taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. The Trustees also considered that the estimated profitability for an individual Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Funds was not a material factor in the Board’s approval of the reasonableness of any Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

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Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 86% of these Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus complex. The independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Funds, Janus Capital appeared to be investing to increase the likelihood that these Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

January 2017

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the

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investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the proposed transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which Janus Capital advised the Trustees was expected to close in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements both prior to the close of the Transaction, and afterwards, if the Transaction were not to close. If the Transaction closes, all such agreements would be replaced by new investment advisory agreements and subadvisory agreements, as applicable, for each Fund, assuming requisite Fund shareholder approvals have been obtained.

At a meeting held on January 26, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2017 through February 1, 2018, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided

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its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2016, approximately 76% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2016, approximately 47% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the

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bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

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• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, Intech Emerging Markets Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, Intech Global Income Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson International Managed Volatility Fund (formerly, Intech International Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, Intech U.S. Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

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• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

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• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen Intech U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

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Additional Information (unaudited)

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 12% below the average total expenses of their respective Broadridge Expense Group peers and 20% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 11% below the average management fees for their Expense Groups and 13% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; and (4) in the majority of cases, the Funds receive proportionally better pricing than the industry in relation to Janus institutional and subadvised accounts.

The Trustees considered the fees for each Fund for its fiscal year ended in 2015, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share

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classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s total expenses exceeded the peer group average for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group average due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one- half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, Intech Emerging Markets Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, Intech Global Income Managed Volatility Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund (formerly, Intech International Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, Intech U.S. Managed Volatility Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s

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Additional Information (unaudited)

expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to

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Additional Information (unaudited)

limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen Intech U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the

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Additional Information (unaudited)

Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 91% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 83% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a

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Additional Information (unaudited)

subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

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Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the

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Useful Information About Your Portfolio Report (unaudited)

period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Shareholder Meeting (unaudited)

Special meetings of shareholders were held on April 6, 2017 and adjourned and reconvened on April 18, 2017 (together, the "meeting"). At the meeting, the following matters were voted on and approved by shareholders.  Each vote reported represents one dollar of net asset value held on the record date for the meeting.  The results of the meeting are noted below.

Proposals
1. For all Portfolios, to approve a new investment advisory agreement between the Trust, on behalf of the Portfolio, and Janus Capital Management LLC.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BNV	Total
967,055,662.907	895,489,658.281	24,068,864.071	47,559,507.096	0.000	967,118,029.449

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
92.600	2.489	4.918	0.000	100.006	92.594	2.489	4.918	0.000	100.000

2A. For Janus Aspen Intech U.S. Low Volatility Portfolio, to approve a new sub-advisory agreement between the Adviser and Intech Investment Management LLC.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BNV	Total
967,055,662.907	876,812,159.919	29,231,904.983	61,073,964.547	0.000	967,118,029.449

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
90.668	3.023	6.315	0.000	100.006	90.662	3.023	6.315	0.000	100.000

4. To elect an additional Trustee to the Board of Trustees of the Trust. - Diane L. Wallace.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BNV	Total
7,198,647,378.476	6,547,141,899.530	651,505,478.946	0.000	0.000	7,198,647,378.476

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
80.347	7.995	0.000	0.000	88.342	90.950	9.050	0.000	0.000	100.000

Alan A. Brown, William D. Cvengros, Raudline Etienne, William F. McCalpin, Gary A. Poliner, James T. Rothe, William D. Stewart and Linda S. Wolf continue to serve as Trustees following the meeting.

5. For all Portfolios, except Global Unconstrained Bond Portfolio, to approve a proposal that would authorize the Adviser to enter into and materially amend sub-advisory agreements in the future with wholly-owned subadvisers and unaffiliated sub-advisers, with the approval of the Board of Trustees of the Trust, but without obtaining additional shareholder approval.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BNV	Total
967,055,662.907	809,224,691.197	86,239,047.697	71,654,290.555	0.000	967,118,029.449

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
83.679	8.918	7.410	0.000	100.006	83.674	8.917	7.409	0.000	100.000

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Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2017:

Dividends Received Deduction Percentage	100%

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Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Portfolio’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Portfolio’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 58 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	63

Director of Mutual Fund Directors Forum (a non-profit
organization serving
independent directors of U.S. mutual funds), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a
private grantmaking
foundation).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	63

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of
MotiveQuest LLC (strategic social market research
company) (2003-2016); Director of Nuveen Global
Investors LLC (2007-2011); Director of Communities in
Schools (2004-2010); and
Director of Mutual Fund Education Alliance (until
2010).

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TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	63

Advisory Board Member, Innovate Partners Emerging
Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National
Retirement Partners
Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a
special purpose acquisition
corporation) (2007-2009); Director of RemedyTemp, Inc.
(temporary help services company) (1996-2006); and
Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts
(1987-1994).

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TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	63	Director of Brightwood Capital Advisors, LLC (since 2014).

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TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	63

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	63	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004-2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	63	None

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TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	6/17-Present	Retired.

Formerly, Independent Trustee,
Henderson Global Funds (13
portfolios) (2015-2017); Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) 2013-2017; Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC; and Treasurer for Driehau Mutual Funds.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	63

Director of Chicago
Community Trust (Regional Community Foundation),
Chicago Council on Global Affairs, InnerWorkings (U.S.
provider of print procurement
solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Walmart (until 2017), Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL)
(until 2014).

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of Intech Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Senior Vice President and Head of Compliance, North America for Janus Henderson (since September 2017);
Formerly, Vice President, Head of Global Corporate Compliance, and Chief
Compliance Officer for Janus Capital Management LLC (May 2017-September
2017); Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC (2005-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Notes

NotesPage1

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Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Perkins and Intech are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Portfolios distributed by Janus Henderson Distributors

109-02-81127 02-18

Item 2 - Code of Ethics

As of the end of the period covered by this Form N-CSR, the Registrant has adopted a Code of Ethics (as defined in Item 2(b) of Form N-CSR), which is posted on the Registrant's website: janushenderson.com. Registrant intends to post any amendments to, or waivers from (as defined in Item 2 of Form N-CSR), such code on janushenderson.com within five business days following the date of such amendment or waiver.

Item 3 - Audit Committee Financial Expert

The Registrant’s Board of Trustees has determined that the following members of the Board’s Audit Committee are "audit committee financial experts," as defined in Item 3 to Form N-CSR: William D. Cvengros (Chairman), Gary A. Poliner, and William D. Stewart who are each "independent" under the standards set forth in Item 3 to Form N-CSR.

Item 4 - Principal Accountant Fees and Services

(a) Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Portfolios' annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $476,830 in fiscal 2017 and $456,656 in fiscal 2016.

(b) Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Portfolios' financial statements and are not reported under paragraph (a) of this Item were $7,500 in fiscal 2017 and $0 in fiscal 2016.

The nature of the services comprising the fees disclosed under this category includes agreed upon procedures.

(c) Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $76,163 in fiscal 2017 and $87,987 in fiscal 2016.

The nature of the services comprising the fees disclosed under this category includes tax compliance, tax planning, tax advice, and corporate actions review.

(d) All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 in fiscal 2017 and $0 in fiscal 2016.

(e) (1) The registrant's Audit Committee Charter requires the registrant's Audit Committee to pre-approve any engagement of the principal accountant (i) to provide audit or non-audit services to the registrant or (ii) to provide non-audit services to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X. The Chairman of the Audit Committee or, if the Chairman is unavailable, another member of the Audit Committee who is an independent Trustee, may grant the pre-approval. All such delegated pre-approvals must be presented to the Audit Committee no later than the next Audit Committee meeting.

(2) 0%

(f) Not applicable as less than 50%

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $184,803 in fiscal 2017 and $190,127 in fiscal 2016.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5 - Audit Committee of Listed Registrants

Not applicable.

Item 6 - Investments

(a) Schedule of Investments is contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant.

Item 10 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.

Item 11 - Controls and Procedures

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have evaluated the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the Registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12 - Exhibits

(a)(1) Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(a)(2) Separate certifications for the Registrant's Principal Executive Officer and Principal Financial Officer, as required under Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached as Ex99.CERT.

(a)(3) Not applicable to this Registrant.

(b) A certification for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex99.906CERT.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Janus Aspen Series

By: /s/ Bruce Koepfgen

Bruce Koepfgen, President and Chief Executive Officer of Janus Aspen Series

(Principal Executive Officer)

Date: March 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bruce Koepfgen

Bruce Koepfgen, President and Chief Executive Officer of Janus Aspen Series

(Principal Executive Officer)

Date: March 9, 2018

By: /s/ Jesper Nergaard

Jesper Nergaard, Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer of Janus Aspen Series (Principal Accounting Officer and Principal Financial Officer)

Date: March 9, 2018